Filed pursuant to Rule 497(c)
File Nos. 333-148624 and 811-22167

February 1, 2019
Share Classes
Class A	Class C	Class R	Class T	Institutional	Class R6	Class P	Administrative

Allianz Multi-Strategy Funds Prospectus

AllianzGI Best Styles Global Equity Fund
Class A	ALLGX
Class C	ABSGX
Class T	ALLTX
Class R6	AGERX
Institutional Class	ALLHX
Class P	ALGPX
AllianzGI Best Styles International Equity Fund
Class A	AXABX
Class C	AXCBX
Class T	–
Class R6	ASESX
Institutional Class	ASTYX
Class P	ASQPX
AllianzGI Best Styles U.S. Equity Fund
Class A	AABUX
Class C	ACBUX
Class T	–
Class R6	ALSEX
Institutional Class	ABTLX
Class P	ALBPX
AllianzGI Convertible Fund
Class A	ANZAX
Class C	ANZCX
Class R	ANZRX
Class T	ANZTX
Institutional Class	ANNPX
Class P	ANCMX
Administrative Class	ANNAX
AllianzGI Core Bond Fund
Class R6	AOBSX
Institutional Class	AOBIX
Class P	AOBPX
AllianzGI Core Plus Bond Fund
Class R6	ACOSX
Institutional Class	ACKIX
Class P	ACKPX
AllianzGI Emerging Markets Consumer Fund
Class A	AMMAX
Class T	AMMTX
Institutional Class	AERIX
AllianzGI Emerging Markets Debt Fund
Class A	AGMAX
Class C	AGMCX
Class T	–
Institutional Class	AGMIX
Class P	AGMPX
AllianzGI Emerging Markets Small-Cap Fund
Class A	ALMMX
Class T	–
Institutional Class	ALAIX
AllianzGI Floating Rate Note Fund (formerly AllianzGI Real Estate Debt Fund)
Institutional Class	ARIEX
Class P	AREPX

AllianzGI Global Allocation Fund
Class A	PALAX
Class C	PALCX
Class R	AGARX
Class T	AGATX
Class R6	AGASX
Institutional Class	PALLX
Class P	AGAPX
Administrative Class	AGAMX
AllianzGI Global Dynamic Allocation Fund
Class A	ASGAX
Class C	ASACX
Class R	ASFRX
Class T	ADYTX
Class R6	ADYFX
Institutional Class	AGAIX
Class P	AGSPX
Administrative Class	AGFAX
AllianzGI Global High Yield Fund
Institutional Class	AGIHX
Class P	AGHPX
AllianzGI Global Sustainability Fund
Class A	ASUAX
Class T	ASUTX
Institutional Class	ASTNX
Class P	ASTPX
AllianzGI Global Water Fund
Class A	AWTAX
Class C	AWTCX
Class T	AWTTX
Institutional Class	AWTIX
Class P	AWTPX
AllianzGI Green Bond Fund
Class A	AGBFX
Institutional Class	ABGTX
Class P	AGBPX
AllianzGI High Yield Bond Fund
Class A	AYBAX
Class C	AYBCX
Class R	AYBRX
Class T	AYDTX
Class R6	–
Institutional Class	AYBIX
Class P	AYBPX
Administrative Class	AYBVX
AllianzGI International Growth Fund
Class A	AIGFX
Class T	–
Institutional Class	GLIIX
AllianzGI International Small-Cap Fund
Class A	AOPAX
Class C	AOPCX
Class R	ALORX
Class T	–
Class R6	AIISX
Institutional Class	ALOIX
Class P	ALOPX

AllianzGI Micro Cap Fund
Class A	GMCAX
Class T	–
Institutional Class	AMCIX
Class P	AAMPX
AllianzGI Multi Asset Income Fund
Class A	AGRAX
Class C	ARTCX
Class R	ASRRX
Class T	AVRTX
Class R6 Institutional Class	AVRIX AVRNX
Class P	AGRPX
Administrative Class	ARAMX
AllianzGI NFJ Emerging Markets Value Fund
Class A	AZMAX
Class C	AZMCX
Class T	–
Institutional Class	AZMIX
Class P	AZMPX
AllianzGI PerformanceFee Managed Futures Strategy Fund
Class R6	APMRX
Institutional Class	APMIX
Class P	APMPX
AllianzGI PerformanceFee Structured US Equity Fund
Class R6	APBRX
Institutional Class	APBIX
Class P	APBPX
AllianzGI PerformanceFee Structured US Fixed Income Fund
Class R6	APKRX
Institutional Class	APKIX
Class P	APKPX
AllianzGI Preferred Securities and Income Fund
Class R6	ARISX
Institutional Class	APEIX
Class P	APUPX
AllianzGI Retirement 2020 Fund
Class A	AGLAX
Class C	ABSCX
Class R	AGLRX
Class T	–
Class R6	AGNIX
Class P	AGLPX
Administrative Class	AGLMX
AllianzGI Retirement 2025 Fund
Class A	GVSAX
Class R	GVSRX
Class T	–
Class R6	GVSIX
Class P	GVSPX
Administrative Class	GVDAX
AllianzGI Retirement 2030 Fund
Class A	ABLAX
Class C	ABLCX
Class R	ABLRX
Class T	–
Class R6	ABLIX
Class P	ABLPX
Administrative Class	ABAMX

AllianzGI Retirement 2035 Fund
Class A	GVRAX
Class R	GVRRX
Class T	–
Class R6	GVLIX
Class P	GVPAX
Administrative Class	GVLAX
AllianzGI Retirement 2040 Fund
Class A	AVSAX
Class C	AVSCX
Class R	AVSRX
Class T	–
Class R6	AVTIX
Class P	AVSPX
Administrative Class	AVAMX
AllianzGI Retirement 2045 Fund
Class A	GBVAX
Class R	GBVRX
Class T	–
Class R6	GBVIX
Class P	GBVPX
Administrative Class	GBMAX
AllianzGI Retirement 2050 Fund
Class A	ASNAX
Class C	ASNCX
Class R	ASNRX
Class T	–
Class R6	ASNIX
Class P	ASNPX
Administrative Class	ANAMX
AllianzGI Retirement 2055 Fund
Class A	GLIAX
Class R	GLLRX
Class T	–
Class R6	GBLIX
Class P	GLIPX
Administrative Class	GLRAX
AllianzGI Short Duration High Income Fund
Class A	ASHAX
Class C	ASHCX
Class T	ASDTX
Institutional Class	ASHIX
Class R6	ASHSX
Class P	ASHPX
AllianzGI Short Term Bond Fund
Class A	ASTHX
Institutional Class	ASTKX
Class P	ASTJX
AllianzGI Structured Return Fund
Class A	AZIAX
Class C	AZICX
Class T	AZITX
Class R6	AZIRX
Institutional Class	AZIIX
Class P	AZIPX
AllianzGI Ultra Micro Cap Fund
Class A	GUCAX
Class T	–
Institutional Class	AUMIX
Class P	AAUPX
AllianzGI U.S. Equity Hedged Fund
Class A	AZUAX
Class C	AZUCX
Class T	–
Institutional Class	AZUIX
Class P	AZUPX

As with other mutual funds, the U.S. Securities and Exchange Commission and the U.S. Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform the Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or all funds held in your account if you invest through your financial intermediary.

Allianz Multi-Strategy Funds Prospectus

The Prospectus explains what you should know about each Fund (together, the “Funds”) of Allianz Funds Multi-Strategy Trust (the “Trust”) before you invest. Please read it carefully.

AllianzGI Best Styles Global Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class T	2.50%	None
Institutional	None	None
Class R6	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.30%	0.25%	0.20%	0.75%	(0.05)%	0.70%
Class C	0.30	1.00	0.19	1.49	(0.09)	1.40
Class T	0.30	0.25	0.20	0.75	(0.05)	0.70
Institutional	0.30	None	0.19	0.49	(0.09)	0.40
Class R6	0.30	None	0.12	0.42	(0.02)	0.40
Class P	0.30	None	0.22	0.52	(0.02)	0.50
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.70% for Class A shares, 1.40% for Class C shares, 0.70% for Class T shares, 0.40% for Institutional Class shares, 0.40% for Class R6 shares and 0.50% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$618	$772	$939	$1,425	$618	$772	$939	$1,425
Class C	243	462	805	1,772	143	462	805	1,772
Class T	320	479	652	1,153	320	479	652	1,153
Institutional	41	148	265	607	41	148	265	607
Class R6	41	133	233	528	41	133	233	528
Class P	51	165	289	651	51	165	289	651

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 87% of the average value of its portfolio. Portfolio turnover rate excludes securities received or delivered from

Prospectus	1

AllianzGI Best Styles Global Equity Fund (continued)

in-kind fund share transactions. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. Under normal market conditions, the Fund will invest at least 40% of its assets in non-U.S. securities, including emerging market securities. Notwithstanding the previous sentence, if the weighting of non-U.S. securities in the MSCI All Country World Index drops below 45%, the Fund may invest a lower amount in non-U.S. securities, which will normally be such that the minimum level for non-U.S. securities will be 5% below the weighting of non-U.S. securities in the MSCI All Country World Index. As of December 31, 2018, the capitalization weighting of non-U.S. securities in the MSCI All Country World Index was approximately 41.79%. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio managers’ belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 4,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Manager’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company identified as an investment candidate through the quantitative “investment style” research process using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio managers seek to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio managers attempt to control for risk factors (such as over- and under-weights relative to the MSCI All Country World Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the MSCI All Country World Index as to both risk and return and the portfolio managers intend, under normal circumstances, to have at least 300 equity securities in the Fund’s portfolio. The Fund may and intends to have significant holdings in stocks that are not included in the MSCI All Country World Index.

The Value investment style selects equity securities that the portfolio managers believe have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe. The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises. The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe. The Growth investment style generally selects equity securities with expected and historical earnings growth and dividend growth. The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio managers believe to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The Fund may participate in initial public offerings (IPOs) and may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

2	Allianz Multi-Strategy Funds

AllianzGI Best Styles Global Equity Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class R6 shares. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the

Prospectus	3

AllianzGI Best Styles Global Equity Fund (continued)

actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class R6

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2017–03/31/2017	7.49%
Lowest 10/01/2018–12/31/2018	-14.36%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Fund Inception (12/2/13)
Class R6 — Before Taxes	-13.45%	3.88%	4.18%
Class R6 —After Taxes on Distributions	-17.14%	1.31%	1.65%
Class R6 —After Taxes on Distributions and Sale of Fund Shares	-6.37%	2.27%	2.52%
Class A — Before Taxes	-18.46%	2.34%	2.66%
Class C — Before Taxes	-15.11%	2.78%	3.08%
Class T — Before Taxes	-15.91%	2.99%	3.30%
Institutional Class — Before Taxes	-13.43%	3.82%	4.13%
Class P — Before Taxes	-13.55%	3.72%	4.02%
MSCI All Country World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-9.42%	4.26%	4.63%
Lipper Global Multi-Cap Value Funds Average	-12.77%	2.24%	2.53%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class R6 shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Michael Heldmann, CFA, lead portfolio manager, portfolio manager and director, has managed the Fund since 2015.

Rohit Ramesh, portfolio manager and director, has managed the Fund since 2016.

Klaus Teloeken, Co-CIO of Systematic Equity, has managed the Fund since its inception in 2013.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class R6 and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions.

4	Allianz Multi-Strategy Funds

AllianzGI Best Styles Global Equity Fund (continued)

Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class T shares and 1-800-498-5413 for Institutional Class, Class R6 and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	5

AllianzGI Best Styles International Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class T	2.50%	None
Institutional	None	None
Class R6	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.30%	0.25%	1.16%	1.71%	(1.01)%	0.70%
Class C	0.30	1.00	1.25	2.55	(1.10)	1.45
Class T	0.30	0.25	1.16	1.71	(1.01)	0.70
Institutional	0.30	None	1.04	1.34	(0.89)	0.45
Class R6	0.30	None	1.16	1.46	(1.01)	0.45
Class P	0.30	None	1.26	1.56	(1.01)	0.55
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.70% for Class A shares, 1.45% for Class C shares, 0.70% for Class T shares, 0.45% for Institutional Class shares, 0.45% for Class R6 shares and 0.55% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/ reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$618	$966	$1,337	$2,379	$618	$966	$1,337	$2,379
Class C	248	689	1,257	2,803	148	689	1,257	2,803
Class T	320	679	1,062	2,137	320	679	1,062	2,137
Institutional	46	337	649	1,535	46	337	649	1,535
Class R6	46	362	701	1,659	46	362	701	1,659
Class P	56	393	754	1,771	56	393	754	1,771

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 55% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs

6	Allianz Multi-Strategy Funds

AllianzGI Best Styles International Equity Fund (continued)

and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by creating a diversified portfolio of international equities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund ordinarily allocates its investments among a number of countries (i.e., at least three), including those in the MSCI EAFE Index, and normally invests at least 80% of its assets in non-U.S. securities. The Fund normally focuses its non-U.S. investments in developed countries but may also invest in emerging markets securities. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio manager’s belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 1,500 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Manager’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company identified as an investment candidate through the quantitative “investment style” research process using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio managers seek to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio managers attempt to control for risk factors (such as over- and under-weights relative to the MSCI EAFE Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the MSCI EAFE Index as to both risk and return and the portfolio manager intends, under normal circumstances, to have at least 200 equity securities in the Fund’s portfolio. The Fund may and intends to have significant holdings in stocks that are not included in the MSCI EAFE Index.

The Value investment style selects equity securities that the portfolio managers believe have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe. The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises. The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe. The Growth investment style generally selects equity securities with expected and historical earnings growth and dividend growth. The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio managers believe to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Prospectus	7

AllianzGI Best Styles International Equity Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Other share classes would have different performance due to the different expenses they bear. For Class A, Class C and Class T shares, performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the

8	Allianz Multi-Strategy Funds

AllianzGI Best Styles International Equity Fund (continued)

newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2016–09/30/2016	7.88%
Lowest 10/01/2018–12/31/2018	-13.58%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	Fund Inception (12/9/14)
Institutional Class — Before Taxes	-16.63%	0.50%
Institutional Class — After Taxes on Distributions	-18.15%	-1.64%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	-9.82%	-0.54%
Class A — Before Taxes	-21.45%	-1.14%
Class C — Before Taxes	-18.27%	-0.49%
Class T — Before Taxes	-18.92%	-0.37%
Class R6 — Before Taxes	-16.69%	0.54%
Class P — Before Taxes	-16.73%	0.40%
MSCI EAFE Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-13.79%	1.41%
Lipper International Multi-Cap Value Funds Average	-17.27%	-0.72%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Michael Heldmann, CFA, lead portfolio manager and director, has managed the Fund since its inception in 2014.

Rohit Ramesh, portfolio manager and director, has managed the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class R6 and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class T shares and 1-800-498-5413 for Institutional Class, Class R6

Prospectus	9

AllianzGI Best Styles International Equity Fund (continued)

and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

10	Allianz Multi-Strategy Funds

AllianzGI Best Styles U.S. Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class T	2.50%	None
Institutional	None	None
Class R6	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.30%	0.25%	0.21%	0.76%	(0.11)%	0.65%
Class C	0.30	1.00	0.23	1.53	(0.13)	1.40
Class T	0.30	0.25	0.21	0.76	(0.11)	0.65
Institutional	0.30	None	0.21	0.51	(0.11)	0.40
Class R6	0.30	None	0.20	0.50	(0.10)	0.40
Class P	0.30	None	0.26	0.56	(0.06)	0.50
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.65% for Class A shares, 1.40% for Class C shares, 0.65% for Class T shares, 0.40% for Institutional Class shares, 0.40% for Class R6 shares and 0.50% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$613	$769	$939	$1,431	$613	$769	$939	$1,431
Class C	243	471	822	1,812	143	471	822	1,812
Class T	315	476	651	1,159	315	476	651	1,159
Institutional	41	152	274	630	41	152	274	630
Class R6	41	150	270	619	41	150	270	619
Class P	51	173	307	696	51	173	307	696

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 80% of the average value of its portfolio. Portfolio turnover rate excludes securities received or delivered from

Prospectus	11

AllianzGI Best Styles U.S. Equity Fund (continued)

in-kind fund share transactions. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by creating a diversified portfolio of U.S. equity securities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies. The Fund currently defines “U.S. companies” as those companies whose securities are traded in U.S. markets and that (i) are organized or headquartered in the United States or (ii) are designated as U.S. companies by commonly recognized market data services. The portfolio managers intend to diversify the Fund’s investments across economic sectors. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio managers’ belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 1,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Manager’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company identified as an investment candidate through the quantitative “investment style” research process using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio managers seek to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio managers attempt to control for risk factors (such as over- and under-weights relative to the S&P 500 Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the S&P 500 Index as to both risk and return and the portfolio managers intend, under normal circumstances, to have at least 150 equity securities in the Fund’s portfolio. The Fund may and intends to have significant holdings in stocks that are not included in the S&P 500 Index.

The Value investment style selects equity securities that the portfolio managers believe have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe. The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises. The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe. The Growth investment style generally selects equity securities with expected and historical earnings growth and dividend growth. The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio managers believe to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

12	Allianz Multi-Strategy Funds

AllianzGI Best Styles U.S. Equity Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Other share classes would have different performance due to the different expenses they bear. For Class A, Class C and Class T shares, performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Prospectus	13

AllianzGI Best Styles U.S. Equity Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2018–09/30/2018	6.82%
Lowest 10/01/2018–12/31/2018	-13.99%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	Fund Inception (12/1/14)
Institutional Class — Before Taxes	-5.65%	6.35%
Institutional Class — After Taxes on Distributions	-11.51%	3.72%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	-1.03%	4.21%
Class A — Before Taxes	-10.97%	4.66%
Class C — Before Taxes	-7.24%	5.34%
Class T — Before Taxes	-8.24%	5.43%
Class R6 — Before Taxes	-5.59%	6.45%
Class P — Before Taxes	-5.64%	6.28%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-4.38%	7.20%
Lipper Multi-Cap Core Funds Average	-7.88%	4.24%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Michael Heldmann, CFA, lead portfolio manager and director, has managed the Fund since 2015.

Rohit Ramesh, portfolio manager and director, has managed the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class R6 and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class T shares and 1-800-498-5413 for Institutional Class, Class R6 and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional

14	Allianz Multi-Strategy Funds

AllianzGI Best Styles U.S. Equity Fund (continued)

Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	15

AllianzGI Convertible Fund

Investment Objective	The Fund seeks maximum total return, consisting of capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class T	2.50%	None
Institutional	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class A	0.57%	0.25%	0.14%	0.96%
Class C	0.57	1.00	0.16	1.73
Class R	0.57	0.50	0.10	1.17
Class T	0.57	0.25	0.14	0.96
Institutional	0.57	None	0.14	0.71
Class P	0.57	None	0.17	0.74
Administrative	0.57	0.25	0.11	0.93
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$643	$839	$1,052	$1,663	$643	$839	$1,052	$1,663
Class C	276	545	939	2,041	176	545	939	2,041
Class R	119	372	644	1,420	119	372	644	1,420
Class T	345	548	768	1,399	345	548	768	1,399
Institutional	73	227	395	883	73	227	395	883
Class P	76	237	411	918	76	237	411	918
Administrative	95	296	515	1,143	95	296	515	1,143

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 133% of the average value of its portfolio. The portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

16	Allianz Multi-Strategy Funds

AllianzGI Convertible Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities. Convertible securities include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities (such as warrants or options) that provide an opportunity for equity participation.

For purposes of this policy, the Fund may also gain exposure to convertible securities through derivatives or other “synthetic” means. The Fund may invest in securities of any size market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade or unrated and determined to be of similar quality (“high-yield securities” or “junk bonds”). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities. The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. Under normal market conditions, the portfolio managers seek to invest in securities that can participate in the upside of the underlying equity and provide downside protection from the bond. In addition to gaining “synthetic” exposure to convertible securities through derivatives as outlined above, the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Call Risk:  A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Prospectus	17

AllianzGI Convertible Fund (continued)

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class and/or the predecessor fund, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2009–09/30/2009	15.01%
Lowest 07/01/2011–09/30/2011	-13.66%

18	Allianz Multi-Strategy Funds

AllianzGI Convertible Fund (continued)

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years	Fund Inception (4/19/93)
Institutional Class — Before Taxes	3.01%	5.71%	11.71%	9.99%
Institutional Class — After Taxes on Distributions	-2.65%	1.91%	9.01%	7.61%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	2.82%	3.38%	8.80%	7.47%
Class A — Before Taxes	-2.89%	4.19%	10.74%	9.40%
Class C — Before Taxes	1.07%	4.61%	10.56%	8.83%
Class R — Before Taxes	2.62%	5.04%	11.02%	9.34%
Class T — Before Taxes	0.12%	4.84%	11.07%	9.53%
Class P — Before Taxes	2.99%	5.65%	11.62%	9.88%
Administrative Class — Before Taxes	2.76%	5.46%	11.43%	9.67%
ICE BofAML All Convertibles All Qualities Index (reflects no deduction for fees, expenses or taxes)	0.15%	5.95%	12.21%	7.98%
Lipper Convertible Securities Funds Average	-1.91%	4.18%	9.95%	6.73%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Douglas G. Forsyth, CFA, portfolio manager, managing director and CIO US Income & Growth Strategies, has managed the Fund since 1994.

Justin Kass, CFA, portfolio manager and managing director, has managed the Fund since 2003.

Purchase and Sale of Fund Shares	As described under “How to Buy and Sell Shares” in the Fund’s prospectus, as of January 16, 2014, the Fund is no longer available for purchase by new investors, with certain exceptions. Subject to those restrictions you may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C, Class R and Class T shares and 1-800-498-5413 for Institutional Class, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	19

AllianzGI Core Bond Fund

Investment Objective	The Fund seeks current income, consistent with minimal fluctuations of principal.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)
Institutional	None	None
Class R6	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)	Total Annual Fund Operating Expenses After Expense Reductions(1)
Institutional	0.25%	None	1.03%	1.28%	(1.03)%	0.25%
Class R6	0.25	None	1.06	1.31	(1.11)	0.20
Class P	0.25	None	1.03	1.28	(0.98)	0.30
(1)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2022 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.25% for Institutional Class shares, 0.20% for Class R6 shares and 0.30% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses excluding organizational expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional	$26	$80	$386	$1,254	$26	$80	$386	$1,254
Class R6	20	64	377	1,266	20	64	377	1,266
Class P	31	97	401	1,268	31	97	401	1,268

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from the Fund’s inception on May 30, 2018 through the end of its fiscal year on September 30, 2018 was 305% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in bonds, notes and other debt instruments, including derivatives that provide exposure to such investments. The Fund generally invests in debt securities issued by U.S. and non-U.S. governments and their subdivisions, agencies and government-sponsored enterprises; supranational entities; public and private companies; pass-through securities guaranteed by the U.S. government, its agencies or government-sponsored enterprises; and commercial mortgage-backed securities and other asset-backed securities. The Fund’s investments in mortgage-related securities may include investments in stripped mortgage-backed securities such as interest-only (“IO”) and principal-only (“PO”) securities.

The Fund may invest up to 10% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade, or if unrated, determined by the Manager to be of comparable quality (sometimes referred to as “high yield securities” or “junk bonds”). The Fund considers a debt instrument to be investment grade based on the highest rating assigned at the time of purchase by Standard and Poor’s Global Ratings Services, Moody’s Investors Service, Inc., Fitch, Inc., Kroll Bond Rating Agency or DBRS.

20	Allianz Multi-Strategy Funds

AllianzGI Core Bond Fund (continued)

The Fund may invest up to 5% of its assets in non-U.S. dollar denominated debt securities and instruments of foreign issuers, including those of foreign governments, non-governmental issuers or other entities. The Fund typically seeks to fully hedge its exposure to non-U.S. dollar currencies.

In making investments, the Fund’s portfolio managers will normally seek to maintain an average portfolio duration within one year above or below that of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. As of December 31, 2018, the average duration of the Bloomberg Barclays U.S. Aggregate Bond Index was 5.68 years.

The Fund may use derivatives, such as Treasury futures, options on Treasury futures, interest rate swaps, credit default swaps and credit default swap indices, total return swaps and currency futures and forwards. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses.

The Fund may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the to-be-announced (“TBA”) market and those in a dollar roll transaction.

The Fund may invest in securities that are issued through private offerings without registration with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). The Fund may also invest in securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act.

The Fund’s use of short-term instruments, especially in connection with the hedging of interest rate risk, may result in significant frequent trading transactions, which can contribute to the Fund having a portfolio turnover rate in excess of 300% annually.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first eight risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Call Risk:  A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

Confidential Information Access Risk:  The Fund’s Manager normally will seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of privately placed instruments (which may include Senior Loans, other bank loans and related investments), because such issuers may have or later issue publicly traded securities, and thus the Fund may be disadvantaged in comparison to other investors who have received Confidential Information from such issuers.

Prospectus	21

AllianzGI Core Bond Fund (continued)

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Carl W. Pappo, Jr., CFA, lead portfolio manager, managing director and CIO US Fixed Income, has managed the Fund since its inception in 2018.

Stephen J. Sheehan, CFA, portfolio manager and vice president, has managed the Fund since its inception in 2018.

Michael W. Zazzarino, senior portfolio manager and director, has managed the Fund since its inception in 2018.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

22	Allianz Multi-Strategy Funds

AllianzGI Core Bond Fund (continued)

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	23

AllianzGI Core Plus Bond Fund

Investment Objective	The Fund seeks total return, consisting of current income and capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)
Institutional	None	None
Class R6	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)	Total Annual Fund Operating Expenses After Expense Reductions(1)
Institutional	0.30%	None	0.52%	0.82%	(0.52)%	0.30%
Class R6	0.30	None	0.52	0.82	(0.57)	0.25
Class P	0.30	None	0.52	0.82	(0.47)	0.35
(1)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2022 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.30% for Institutional Class shares, 0.25% for Class R6 shares and 0.35% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses excluding organizational expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional	$31	$97	$293	$860	$31	$97	$293	$860
Class R6	26	80	277	845	26	80	277	845
Class P	36	113	308	874	36	113	308	874

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from the Fund’s inception on May 30, 2018 through the end of its fiscal year on September 30, 2018 was 302% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in bonds, notes and other debt instruments, including derivatives that provide exposure to such investments. The Fund generally invests in debt securities issued by U.S. and non-U.S. governments and their subdivisions, agencies and government-sponsored enterprises; supranational entities; public and private companies; pass-through securities guaranteed by the U.S. government, its agencies or government-sponsored enterprises; and commercial mortgage-backed securities and other asset-backed securities. The Fund’s investments in mortgage-related securities may include investments in stripped mortgage-backed securities such as interest-only (“IO”) and principal-only (“PO”) securities.

The Fund may invest up to 35% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade, or if unrated, determined by the Manager to be of comparable quality (sometimes referred to as “high yield securities” or “junk bonds”). The Fund considers a debt instrument to be investment grade based on the highest rating assigned at the time of purchase by Standard and Poor’s Global Ratings Services, Moody’s Investors Service, Inc., Fitch, Inc., Kroll Bond Rating Agency or DBRS.

24	Allianz Multi-Strategy Funds

AllianzGI Core Plus Bond Fund (continued)

The Fund may invest up to 10% of its assets in non-U.S. dollar denominated debt securities and instruments of foreign issuers, including those of foreign governments, non-governmental issuers or other entities. The Fund typically seeks to fully hedge its exposure to non-U.S. dollar currencies.

In making investments, the Fund’s portfolio managers will normally seek to maintain an average portfolio duration within two years above or below that of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. As of December 31, 2018, the average duration of the Bloomberg Barclays U.S. Aggregate Bond Index was 5.68 years.

The Fund may use derivatives, such as Treasury futures, options on Treasury futures, interest rate swaps, credit default swaps and credit default swap indices, total return swaps and currency futures and forwards. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses.

The Fund may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the to-be-announced (“TBA”) market and those in a dollar roll transaction.

The Fund may invest in securities that are issued through private offerings without registration with the Securities and Exchange Commission under the Securities Act. The Fund may also invest in securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act.

The Fund’s use of short-term instruments, especially in connection with the hedging of interest rate risk, may result in significant frequent trading transactions, which can contribute to the Fund having a portfolio turnover rate in excess of 300% annually.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first eight risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Call Risk:  A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

Confidential Information Access Risk:  The Fund’s Manager normally will seek to avoid the receipt of material, non- public information (“Confidential Information”) about the issuers of privately placed instruments (which may include Senior Loans, other bank loans and related investments), because such issuers may have or later issue publicly traded securities, and thus the Fund may be disadvantaged in comparison to other investors who have received Confidential Information from such issuers.

Prospectus	25

AllianzGI Core Plus Bond Fund (continued)

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Carl W. Pappo, Jr., CFA, lead portfolio manager, managing director and CIO US Fixed Income, has managed the Fund since its inception in 2018.

Stephen J. Sheehan, CFA, portfolio manager and vice president, has managed the Fund since its inception in 2018.

Michael W. Zazzarino, senior portfolio manager and director, has managed the Fund since its inception 2018.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

26	Allianz Multi-Strategy Funds

AllianzGI Core Plus Bond Fund (continued)

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	27

AllianzGI Emerging Markets Consumer Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class T	2.50%	None
Institutional	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.90%	0.25%	0.63%	1.78%	(0.23)%	1.55%
Class T	0.90	0.25	0.63	1.78	(0.23)	1.55
Institutional	0.90	None	0.47	1.37	(0.17)	1.20
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.55% for Class A shares, 1.55% for Class T shares and 1.20% for Institutional Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$699	$1,058	$1,441	$2,511	$699	$1,058	$1,441	$2,511
Class T	404	774	1,169	2,274	404	774	1,169	2,274
Institutional	122	417	734	1,632	122	417	734	1,632

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 115% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging market countries and by investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies in the consumer and consumer-related sectors. The Fund currently defines emerging market countries as countries with securities markets that are, in the opinion of the portfolio managers, less

28	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Consumer Fund (continued)

sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in a Benchmark Country (as defined below), traded on an exchange in a Benchmark Country or if it has exposure to a Benchmark Country. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s primary benchmark index, which, as of the date of this Prospectus, is currently the MSCI Emerging Markets Index (“Benchmark Countries”). The Fund normally invests primarily in common stocks, either directly or indirectly through American Depositary Receipts (ADRs) and other depositary receipts.

The Fund seeks to capitalize on economic growth, a significant young population, and expanding middle class consumption within emerging market countries via consumer-related companies. Generally, companies in the consumer and consumer-related sectors are companies principally engaged in the manufacture, sale or distribution of goods and services to consumers. The Fund maintains flexibility to invest in all industries within the consumer staples, consumer discretionary, communication services and health care sectors, and select consumer-oriented industries within information technology, industrials, financials and real estate sectors. The consumer staples sector comprises those companies whose consumer products are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food and drug retailing companies as well as hypermarkets and consumer super centers. The consumer discretionary sector encompasses those businesses whose consumer products tend to be the most sensitive to economic cycles. Its manufacturing segment includes automotive, household durable goods, leisure equipment and textiles and apparel. Its services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The health care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The communication services sector includes companies exposed to telecommunication services, media, interactive media & services, and entertainment. It includes internet and software companies, traditional and internet-based content publishers, diversified telecommunications and wireless telecommunications providers. Consumer-oriented companies in other sectors may include, but are not limited to, airlines, consumer-related financials, communication equipment and professional services industries.

The portfolio managers seek to invest in consumer-oriented securities in emerging and developed markets which they believe capitalize on secular growth of the emerging market consumer. The portfolio managers believe that behavioral biases of investors contribute to market inefficiencies, which in turn can be exploited. The Fund’s investment universe consists primarily of approximately 1,300 emerging market consumer-related equities within the capitalization range of the MSCI Emerging Markets Index (between $576.2 million and $381.8 billion as of December 31, 2018) and approximately 200 developed market equities that the portfolio managers consider to have exposure to emerging markets. The investment process begins with a proprietary “alpha” model which blends behavioral and intrinsic-valuation factors in assessing individual securities’ prospects of outperforming the broader market. This multi-factor approach is integrated with a sophisticated risk model to form the basis of portfolio construction, with constraints at the individual security, industry and country levels to manage exposures relative to the benchmark index. Additionally, all investment recommendations are thoroughly vetted on a bottom-up basis to confirm the investment thesis and suitability before a purchase or sale. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with real-world portfolio management experience to attempt to maximize excess return opportunities within a framework that seeks to control risk.

In addition to common stocks, the Fund may invest in other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments. The Fund may invest in the securities of issuers of any market capitalization, including smaller capitalization companies, and may invest a portion of its assets in securities issued in initial public offerings (IPOs). The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Prospectus	29

AllianzGI Emerging Markets Consumer Fund (continued)

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk (Consumer-Related Companies Risk):  Focusing on a limited number of issuers, sectors (such as the consumer and consumer-related sectors), industries or geographic regions increases risk and volatility.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

30	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Consumer Fund (continued)

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2017–03/31/2017	13.56%
Lowest 07/01/2015–09/30/2015	-14.58%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	Fund Inception (12/1/14)
Class A — Before Taxes	-25.64%	-3.86%
Class A — After Taxes on Distributions	-25.74%	-4.43%
Class A — After Taxes on Distributions and Sale of Fund Shares	-15.18%	-3.02%
Class T — Before Taxes	-23.28%	-3.12%
Institutional Class — Before Taxes	-21.03%	-2.17%
MSCI Emerging Markets Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-14.58%	1.89%
Lipper Emerging Markets Funds Average	-16.27%	-0.08%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Kunal Ghosh, lead portfolio manager and managing director, has managed the Fund since its inception in 2014.

Lu Yu, CFA, CIPM, portfolio manager and director, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class T shares and 1-800-498-5413 for Institutional Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Prospectus	31

AllianzGI Emerging Markets Consumer Fund (continued)

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

32	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Debt Fund

Investment Objective	The Fund seeks long-term capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	3.75%	1%
Class C	None	1%
Class T	2.50%	None
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.60%	0.25%	0.90%	1.75%	(0.70)%	1.05%
Class C	0.60	1.00	0.93	2.53	(0.73)	1.80
Class T	0.60	0.25	0.90	1.75	(0.70)	1.05
Institutional	0.60	None	0.87	1.47	(0.67)	0.80
Class P	0.60	None	0.94	1.54	(0.64)	0.90
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.05% for Class A shares, 1.80% for Class C shares, 1.05% for Class T shares, 0.80% for Institutional Class shares and 0.90% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$478	$840	$1,225	$2,304	$478	$840	$1,225	$2,304
Class C	283	718	1,280	2,811	183	718	1,280	2,811
Class T	354	721	1,111	2,204	354	721	1,111	2,204
Institutional	82	399	739	1,700	82	399	739	1,700
Class P	92	424	779	1,780	92	424	779	1,780

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 127% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Prospectus	33

AllianzGI Emerging Markets Debt Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt instruments issued by Emerging Market Sovereign, Emerging Market Quasi-Sovereign and Emerging Market Corporate issuers (each as defined below). The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy described above. The Fund’s primary investment universe will consist of Emerging Market Sovereign bonds. The instruments in which the Fund may invest may be denominated in non-U.S. currencies or the U.S. dollar. The Fund’s average portfolio duration varies based on, among other things, the Manager’s forecast for interest rates. The Fund will normally seek to maintain an average portfolio duration within one year above or below that of its benchmark, the JP Morgan Emerging Markets Bond Index Global Diversified, which as of December 31, 2018 was 6.55 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest in securities of any credit quality, and the Fund’s average credit quality can vary as the portfolio managers deem appropriate.

“Emerging Market Sovereigns,” as used in the description above, refers to governments of emerging market countries. “Emerging Market Quasi-Sovereigns” refers to governmental entities, agencies and other issuers that are more than 50% owned, directly or indirectly, by an Emerging Market Sovereign, or whose obligations are guaranteed by an Emerging Market Sovereign. An “Emerging Market Corporate” issuer refers to any issuer other than an Emerging Market Sovereign or an Emerging Market Quasi-Sovereign that is located in an emerging market country. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the Manager, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

The portfolio managers follow a top-down macroeconomic approach in selecting securities and seek to add value primarily through country selection. The portfolio managers first assess the global macroeconomic environment and potential implications to emerging markets. They perform a fundamental country-specific analysis identifying markets that the portfolio managers believe may benefit from broader macroeconomic, industry or capital market developments. Examples would include political and economic trends and reforms, central bank policy adjustments, economic productivity, foreign currency reserves, interest-rate cycles, industrial production, commodities and manufacturing dependence, public-sector borrowing, expected bond issues, foreign exchange vulnerability and foreign ownership of an issuer’s bonds. An analysis of Environmental, Social and Corporate Governance (“ESG”) factors is also performed, as the portfolio managers believe this enhances the investment process.

In selecting securities for investment, the portfolio managers combine fundamental analysis with an assessment of relative spread using a proprietary relative value framework that seeks to assess the different factors potentially driving rising premiums associated with investing in different emerging markets countries. The team also considers the importance of structural and technical considerations that may have significant influence over the pricing of Emerging Market Sovereigns. The portfolio managers narrow the universe of investments through a qualitative analysis weighing these criteria. As a final step of the Fund’s investment process, the portfolio managers employ a risk management strategy that considers markets, duration, credit risk and liquidity risk to create a benchmark-aware portfolio.

The Fund may invest in debt instruments of all types and denominated in any currency (including, without limitation, U.S. Dollars, Euros, Swiss Francs, Japanese Yen, British Pound Sterling and other major currencies, as well as local currencies of emerging market countries) whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating or fixed rate. These may include, without

34	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Debt Fund (continued)

limitation, bonds, debentures, notes, convertible securities, commercial paper, loans, participations, certificates of deposit, asset-backed securities and mortgage-backed securities. The Fund may also invest a portion of its assets in money market instruments, including money market funds denominated in U.S. dollars or other currencies, as well as other investment companies, if the investment companies invest principally in the types of investments in which the Fund may invest directly. Shorting of individual bonds may also be part of the investment strategy. The Fund may enter into short sales of bonds for a range of purposes, including: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments.

The Fund may utilize various derivative instruments and related strategies, including to gain exposure to one or more of the issuers referred to above or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options, forward contracts and swap agreements (including as the buyer or seller of credit default swaps), credit-linked notes and other related instruments with respect to individual currencies, bonds, and securities of any kind, indices and baskets of securities, interest rates and currencies as part of its principal investment strategies. The Fund may use derivatives for hedging or efficient portfolio management purposes, but also may use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may invest in currency-related transactions, such as forward transactions (including deliverable and non-deliverable forwards), currency futures transactions and currency options transactions, and may also invest directly in foreign currencies, in each case for hedging or other investment purposes.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Confidential Information Access Risk:  The Fund’s Manager normally will seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of senior loans, other bank loans and related investments being considered for acquisition or held in the Fund’s portfolio, because such issuers may have or later issue publicly traded securities, and thus the Fund may be disadvantaged in comparison to other investors who have received Confidential Information from such issuers.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Prospectus	35

AllianzGI Emerging Markets Debt Fund (continued)

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to the Underlying Funds.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2016–09/30/2016	4.88%
Lowest 04/01/2018–06/30/2018	-7.10%

36	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Debt Fund (continued)

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	Fund Inception (9/15/14)
Class A — Before Taxes	-12.40%	0.50%
Class A — After Taxes on Distributions	-13.51%	-1.42%
Class A —After Taxes on Distributions and Sale of Fund Shares	-7.31%	-0.45%
Class C — Before Taxes	-10.51%	0.65%
Class T — Before Taxes	-11.26%	0.80%
Institutional Class — Before Taxes	-8.71%	1.67%
Class P — Before Taxes	-8.75%	1.57%
JPM EMBI Global Diversified (reflects no deduction for fees, expenses or taxes)*	-4.26%	3.60%
40% JPM EMBI Global Div, 40% JPM CEMBI Broad Div, 20% JPM GBI Global EM Div. (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-3.55%	2.57%
Lipper Emerging Market Hard Currency Debt Funds Average	-5.71%	1.67%
*	Effective July 1, 2018, the JP Morgan Emerging Markets Bond Index Global Diversified (JPM EMBI Global Diversified) became the Fund’s primary benchmark and replaced the prior benchmark index. The JPM EMBI Global Diversified is a uniquely-weighted version of the JPM EMBI Global and is the most commonly used index in the Fund’s peer group. Moreover, the JPM EMBI Global Diversified is more representative of the Fund’s investment strategies and provides investors with a more useful point of comparison than the Fund’s prior primary benchmark.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Manager

Richard House, lead portfolio manager and CIO Emerging Markets Debt, has managed the Fund since 2018.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class T shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	37

AllianzGI Emerging Markets Small-Cap Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class T	2.50%	None
Institutional	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	1.20%	0.25%	2.26%	3.71%	(1.86)%	1.85%
Class T	1.20	0.25	2.26	3.71	(1.86)	1.85
Institutional	1.20	None	1.85	3.05	(1.55)	1.50
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.85% for Class A shares, 1.85% for Class T shares and 1.50% for Institutional Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$728	$1,460	$2,212	$4,178	$728	$1,460	$2,212	$4,178
Class T	433	1,189	1,965	3,993	433	1,189	1,965	3,993
Institutional	153	796	1,465	3,256	153	796	1,465	3,256

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 119% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging market countries and by investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI Emerging Markets Small Cap Index (between $82.2 million and $4.0 billion as of December 31, 2018). The Fund

38	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Small-Cap Fund (continued)

currently defines emerging market countries as countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an Emerging Market Country (as defined below), traded on an exchange in an Emerging Market Country or if it has exposure to an Emerging Market Country. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, which, as of the date of this Prospectus, is currently the MSCI Emerging Markets Small Cap Index (“Emerging Market Countries”).

The portfolio managers seek to invest in emerging markets small-cap equities which they believe are benefiting from change not yet fully reflected in the market. The portfolio managers believe that behavioral biases of investors contribute to market inefficiencies, which can be exploited. The portfolio managers begin with a selection universe of approximately 4,000 emerging markets small-cap securities. Their investment process uses a proprietary “alpha” model which blends behavioral and intrinsic-valuation factors in assessing individual securities’ prospects of outperforming the broader market. This multi-factor approach is integrated with a sophisticated risk model to form the basis of portfolio construction, with constraints at the individual security, industry and country levels to manage exposures relative to the benchmark index. Additionally, all investment recommendations are thoroughly vetted on a bottom-up basis to confirm the investment thesis and suitability before a purchase or sale. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with real-world portfolio management experience to attempt to maximize excess return opportunities within a framework that seeks to control risk.

In addition to common stocks, the Fund may invest in other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments. The Fund also may invest a portion of its assets in real estate investment trusts (REITs) and in securities issued in initial public offerings (IPOs). The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Prospectus	39

AllianzGI Emerging Markets Small-Cap Fund (continued)

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2017–03/31/2017	14.69%
Lowest 07/01/2015–09/30/2015	-13.65%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	Fund Inception (12/1/14)
Class A — Before Taxes	-19.32%	1.21%
Class A — After Taxes on Distributions	-20.33%	0.07%
Class A — After Taxes on Distributions and Sale of Fund Shares	-10.87%	0.60%
Class T — Before Taxes	-16.76%	1.99%
Institutional Class — Before Taxes	-14.35%	2.98%
MSCI Emerging Markets Small-Cap Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-18.59%	0.56%
Lipper Emerging Markets Funds Average	-16.27%	-0.08%

40	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Small-Cap Fund (continued)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Kunal Ghosh, lead portfolio manager and managing director, has managed the Fund since its inception in 2014.

Lu Yu, CFA, CIPM, portfolio manager and director, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class T shares and 1-800-498-5413 for Institutional Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	41

AllianzGI Floating Rate Note Fund (formerly AllianzGI Real Estate Debt Fund)

Investment Objective	The Fund seeks to maximize current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees(1)	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Institutional	0.20%	None	1.72%	1.92%	(1.62)%	0.30%
Class P	0.20	None	1.70	1.90	(1.50)	0.40
(1)	Amounts have been restated to reflect current fee rates.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.30% for Institutional Class shares and 0.40% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses excluding organizational expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional	$31	$445	$886	$2,111	$31	$445	$886	$2,111
Class P	41	451	887	2,100	41	451	887	2,100

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 39% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in floating rate notes. The Fund currently defines floating rate notes to include floating rate debt securities and floating rate structured or securitized products (including certain mortgage- and asset-backed securities and collateralized loan obligations). The Fund may also invest in fixed-rate debt with respect to which the Fund has entered into derivatives transactions to effectively convert the fixed-rate interest payments into floating or adjustable rate interest payments. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar, in the judgment of the Manager, to floating rate notes will be counted toward satisfaction of the Fund’s 80% investment policy described above. Floating rate notes are typically debt obligations with coupon rates that adjust or “float” periodically, often on a daily, monthly, quarterly, or semiannual basis by reference to a base lending rate (such as LIBOR) plus a premium. Floating rate notes may be unsecured obligations of the borrower.

42	Allianz Multi-Strategy Funds

AllianzGI Floating Rate Note Fund (continued)

The securities and instruments in which the Fund may invest may be denominated in non-U.S. currencies or the U.S. dollar. In addition, the Fund may invest in asset-backed securities (“ABS”), mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”) issued by U.S. and non-U.S. issuers. Under normal circumstances, the Fund expects to invest less than 40% of its net assets in non-U.S. securities, which may include emerging markets securities. The Fund typically seeks to hedge most or all of its exposure to securities denominated in non-U.S. dollar currencies.

The Fund will ordinarily not make investments into high yield securities rated below “B-,” nor will it invest in defaulted securities. Securities rated below investment grade (or unrated bonds deemed by the Manager to be of comparable quality) are referred to as high yield or “junk bonds.” The Fund expects that, under normal circumstances, it will invest less than 35% of its net assets, at the time of purchase, in securities that are rated below investment grade.

The Manager expects that the Fund’s average portfolio duration typically will vary from 0 to 1 year. The portfolio managers may consider selling a particular security if they anticipate a deterioration in credit quality in the sector, jurisdiction or specific issuer and/or security, if they perceive a decline in relative attractiveness as compared to other issuers or securities or they identify material changes in the factors underlying the original reasons for purchase.

The Fund may also invest a portion of its assets in money market instruments, as well as other investment companies, including open-end or closed-end investment companies and domestic or foreign private investment vehicles, including investment companies sponsored by the Manager and its affiliates.

The Fund may utilize various derivative instruments for hedging or efficient portfolio management purposes, to manage the Fund’s portfolio duration or currency exposure, to manage the Fund’s interest rate exposure, or for investment purposes. The Fund may utilize derivatives of all types and may invest in, without limitation, Treasury futures, options on Treasury futures, interest rate swaps, credit default swaps, total return swaps, equity futures, and credit default swap indices. The Fund may invest in currency-related transactions, such as forward transactions (including deliverable and non-deliverable forwards), currency futures transactions and currency options transactions, in each case for hedging or other investment purposes.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Manager’s allocation techniques and decisions and/or the Manager’s selection of Underlying Funds and other investments may not produce the desired results.

Call Risk: A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

Confidential Information Access Risk:  The Fund’s Manager normally will seek to avoid the receipt of material, nonpublic information (“Confidential Information”) about the issuers of senior loans, other bank loans and related investments being considered for acquisition or held in the Fund’s portfolio, because such issuers may have or later issue publicly traded securities, and thus the Fund may be disadvantaged in comparison to other investors who have received Confidential Information from such issuers.

Prospectus	43

AllianzGI Floating Rate Note Fund (continued)

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). Prior to February 1, 2019, the Fund was managed pursuant to a different investment strategy and will not necessarily achieve the performance results shown below under its current investment strategy. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

44	Allianz Multi-Strategy Funds

AllianzGI Floating Rate Note Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2018–09/30/2018	0.50%
Lowest 10/01/2018–12/31/2018	0.04%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	Fund Inception (12/27/17)
Institutional Class — Before Taxes	1.29%	1.28%
Institutional Class — After Taxes on Distributions	-0.07%	-0.06%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	0.90%	0.49%
Class P — Before Taxes	1.17%	1.16%
ICE BofA Merrill Lynch US Treasury Bill 0-3 Month (returns reflect no deduction for fees or expenses)	1.84%	1.83%
Lipper Ultra Short Obligation Funds Average	1.34%	1.34%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Malie Conway, co-lead portfolio manager and CIO Global Fixed Income, has managed the Fund since 2017.

Daniel Delaney, CFA, portfolio manager, has managed the Fund since 2019.

Jonathan Yip, CFA, co-lead portfolio manager, director and Head of Global Investment Grade Credit, has managed the Fund since 2017.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	45

AllianzGI Floating Rate Note Fund (continued)

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

46	Allianz Multi-Strategy Funds

AllianzGI Global Allocation Fund

Investment Objective	The Fund seeks after-inflation capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class T	2.50%	None
Class R6	None	None
Institutional	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(2)	Expense Reductions(3)(4)	Total Annual Fund Operating Expenses After Expense Reductions(3)(4)
Class A	0.70%	0.25%	0.17%	0.42%	1.54%	(0.53)%	1.01%
Class C	0.70	1.00	0.16	0.42	2.28	(0.53)	1.75
Class R	0.70	0.50	0.12	0.42	1.74	(0.53)	1.21
Class T	0.70	0.25	0.17	0.42	1.54	(0.53)	1.01
Class R6	0.70	None	0.11	0.42	1.23	(0.53)	0.70
Institutional	0.70	None	0.16	0.42	1.28	(0.53)	0.75
Class P	0.70	None	0.18	0.42	1.30	(0.53)	0.77
Administrative	0.70	0.25	0.11	0.42	1.48	(0.53)	0.95
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)

Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) has contractually agreed to irrevocably waive a portion of its management fee equal to 0.55% of the average daily net assets of the Fund that are attributable to investments in Underlying Funds. This waiver with respect to investments in Underlying Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Underlying Funds will continue through at least January 31, 2020.

(4)

The Manager has contractually agreed, until January 31, 2020, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, Total Annual Fund Operating Expenses, including Acquired Fund Fees and Expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.01% for Class A shares, 1.76% for Class C shares, 1.21% for Class R shares, 1.01% for Class T shares, 0.71% for Class R6 shares, 0.76% for Institutional Class shares, 0.81% for Class P shares and 0.96% for Administrative Class shares of the Fund’s average net assets attributable to Class A shares, Class C shares, Class R shares, Class T shares, Class R6 shares, Institutional Class shares, Class P shares and Administrative Class shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Prospectus	47

AllianzGI Global Allocation Fund (continued)

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$647	$961	$1,296	$2,241	$647	$961	$1,296	$2,241
Class C	228	662	1,172	2,574	178	662	1,172	2,574
Class R	123	496	894	2,008	123	496	894	2,008
Class T	350	674	1,020	1,995	350	674	1,020	1,995
Class R6	72	338	625	1,442	72	338	625	1,442
Institutional	77	353	651	1,499	77	353	651	1,499
Class P	79	360	662	1,521	79	360	662	1,521
Administrative	97	416	758	1,723	97	416	758	1,723

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 17% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments. Under normal circumstances, the Fund achieves its desired exposures primarily by investing in certain affiliated mutual funds sponsored and managed by AllianzGI U.S. and/or its affiliates (the “Affiliated Underlying Funds”). The Fund may also invest in exchange-traded funds (“ETFs”), unaffiliated mutual funds, other pooled vehicles and derivative instruments such as futures, among others. The Fund’s allocations to Affiliated Underlying Funds and other investments may vary over time and from time to time.

The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar-denominated fixed income securities. The Fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the Fund’s portfolio is managed. The portfolio managers will typically over- or under-weight the Fund’s portfolio against this baseline long-term allocation, depending upon the portfolio managers’ view of the relative attractiveness of the investment opportunities available, which will change over time. The Fund may also use an “Opportunistic Component” whereby it invests up to 30% of its assets in any combination of the following asset classes: emerging market debt, international debt, intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities, and U.S. and international small capitalization stocks and managed futures strategies. The fact that investments are considered part of the Opportunistic Component does not mean that the Fund will hold them for only a short time; the portfolio managers have discretion to hold individual Opportunistic Component positions for medium or longer terms.

Only securities, instruments or actively managed strategies whose primary purpose is to gain exposure to one or more of the opportunistic asset classes count toward the Opportunistic Component’s 30% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies are not included in the calculation of the Opportunistic Component of the Fund’s portfolio. For example, if an Affiliated Underlying Fund employs a diversified bond strategy that has a risk and volatility profile that the portfolio managers believe to be similar to (or less than) that of the Bloomberg Barclays U.S. Aggregate Bond index, any allocations within that Affiliated Underlying Fund to “opportunistic” asset classes, such as high yield or emerging market debt, would not count toward the Opportunistic Component’s 30% limit; however, direct allocations by the Fund to high yield or emerging market debt would be counted within the Fund’s Opportunistic Component. Similarly, investments in certain alternative strategies, such as the AllianzGI PerformanceFee Managed Futures Strategy Fund, would be counted solely within the Fund’s Opportunistic Component, even though those strategies may provide exposure to one or more asset classes that would otherwise be counted within the Fund’s Equity Component or Fixed Income Component. To the extent the Fund gains exposure through the AllianzGI PerformanceFee Managed Futures Strategy Fund, it may be subject to the additional principal risks disclosed in the AllianzGI PerformanceFee Managed Futures Strategy Fund’s prospectus.

48	Allianz Multi-Strategy Funds

AllianzGI Global Allocation Fund (continued)

The portfolio managers analyze market cycles, economic cycles and valuations, of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. Depending on market conditions, the Equity Component may range between approximately 50% and 70% of the Fund’s assets and the Fixed Income Component may range between approximately 30% and 50% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. As a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class.

The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class.

In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals.

After determining the asset allocation among the Components, the portfolio managers select particular investments in an effort to obtain exposure to the relevant mix of asset classes. The Fund strategy focuses on investments in mutual funds and ETFs. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the instrument is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Manager’s allocation techniques and decisions and/or the Manager’s selection of Underlying Funds and other investments may not produce the desired results.

Prospectus	49

AllianzGI Global Allocation Fund (continued)

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Tax Risk:  Income from commodity-linked investments may limit the Fund’s ability to qualify as a “regulated investment company” for U.S. federal income tax purposes.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to the Underlying Funds.

50	Allianz Multi-Strategy Funds

AllianzGI Global Allocation Fund (continued)

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes, a custom-blended index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class and/or the predecessor fund, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2009–06/30/2009	14.79%
Lowest 07/01/2011–09/30/2011	-13.24%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years	Fund Inception (9/30/98)
Class A — Before Taxes	-13.75%	0.83%	6.33%	4.82%
Class A — After Taxes on Distributions	-15.29%	-1.02%	4.69%	3.07%
Class A — After Taxes on Distributions and Sale of Fund Shares	-7.63%	0.09%	4.46%	3.16%
Class C — Before Taxes	-10.36%	1.22%	6.13%	4.32%
Class R — Before Taxes	-8.93%	1.79%	6.71%	4.88%
Class T — Before Taxes	-11.01%	1.46%	6.66%	4.98%
Class R6 — Before Taxes	-8.39%	2.31%	7.32%	5.63%
Institutional Class — Before Taxes	-8.53%	2.18%	7.20%	5.52%
Class P — Before Taxes	-8.46%	2.25%	7.18%	5.34%
Administrative Class — Before Taxes	-8.73%	2.01%	6.96%	5.16%
MSCI All Country World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-9.42%	4.26%	9.46%	5.45%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	3.48%	4.51%
60% MSCI ACWI, 40% BloombergBar AG	-5.52%	3.72%	7.31%	5.40%
Lipper Alternative Global Macro Funds Average	-5.82%	0.71%	5.13%	-0.23%

Prospectus	51

AllianzGI Global Allocation Fund (continued)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Heather Bergman, portfolio manager and vice-president, has managed the Fund since 2017.

Giorgio Carlino, CFA, portfolio manager and managing director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and director, has managed the Fund since 2013.

Paul Pietranico, CFA, portfolio manager and director, has managed the Fund since 2009.

Huy Thanh Vo, Ph.D., CFA, portfolio manager and director, has managed the Fund since 2017.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P, Class R6 and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C, Class R and Class T shares and 1-800-498-5413 for Institutional Class, Class P, Class R6 and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

52	Allianz Multi-Strategy Funds

AllianzGI Global Dynamic Allocation Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class T	2.50%	None
Class R6	None	None
Institutional	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(2)	Expense Reductions(3)(4)	Total Annual Fund Operating Expenses After Expense Reductions(3)(4)
Class A	0.70%	0.25%	0.30%	0.04%	1.29%	(0.28)%	1.01%
Class C	0.70	1.00	0.31	0.04	2.05	(0.27)	1.78
Class R	0.70	0.50	0.38	0.04	1.62	(0.24)	1.38
Class T	0.70	0.25	0.30	0.04	1.29	(0.28)	1.01
Class R6	0.70	None	0.21	0.04	0.95	(0.21)	0.74
Institutional	0.70	None	0.24	0.04	0.98	(0.24)	0.74
Class P	0.70	None	0.33	0.04	1.07	(0.23)	0.84
Administrative	0.70	0.25	0.22	0.04	1.21	(0.22)	0.99
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)

Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) has contractually agreed to irrevocably waive a portion of its management fee equal to 0.55% of the average daily net assets of the Fund that are attributable to investments in Underlying Funds. This waiver with respect to investments in Underlying Funds which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Underlying Fund will continue through at least January 31, 2020.

(4)

The Manager has contractually agreed, until January 31, 2020, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.97% for Class A shares, 1.74% for Class C shares, 1.34% for Class R shares, 0.97% for Class T shares, 0.70% for Class R6 shares, 0.70% for Institutional Class shares, 0.80% for Class P shares and 0.95% for Administrative Class shares of the Fund’s average net assets attributable to Class A shares, Class C shares, Class R shares, Class T shares, Class R6 shares, Institutional Class shares, Class P shares and Administrative Class shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Prospectus	53

AllianzGI Global Dynamic Allocation Fund (continued)

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$647	$910	$1,193	$1,998	$647	$910	$1,193	$1,998
Class C	281	617	1,079	2,358	181	617	1,079	2,358
Class R	140	488	859	1,902	140	488	859	1,902
Class T	350	622	914	1,744	350	622	914	1,744
Class R6	76	282	505	1,147	76	282	505	1,147
Institutional	76	288	518	1,180	76	288	518	1,180
Class P	86	317	568	1,285	86	317	568	1,285
Administrative	101	362	644	1,446	101	362	644	1,446

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 152% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments. The Fund seeks to achieve its investment objective through active allocation among global equity, fixed income and a range of other asset classes, which the portfolio managers designate as “opportunistic”, together with actively managed strategies within those asset classes. The Fund may also invest in affiliated and unaffiliated mutual funds, exchange-traded funds (“ETFs”), other pooled vehicles and derivative instruments such as futures, among others, as further described below. The Fund also seeks to mitigate risk in extremely negative market environments, by decreasing exposure to asset classes, such as equities, experiencing strong downward trends.

The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar-denominated fixed income securities. The Fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the Fund is managed. The portfolio managers will typically over- or under-weight the Fund against this baseline long-term allocation, depending upon the portfolio managers’ view of the relative attractiveness of the investment opportunities available, which will change over time. The Fund may also use an “Opportunistic Component” whereby it invests up to 20% of its assets in any combination of the following asset classes: emerging market debt, international debt, intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities, and U.S. and international small capitalization stocks. The Fund generally expects to gain a significant portion of its exposure to “opportunistic” asset classes indirectly through investments in exchange-traded funds (ETFs), exchange-traded notes, other investment companies and pooled vehicles, and derivative instruments, although such exposure also may be gained directly. Combined exposure to the Equity Component and the Opportunistic Component, including notional exposure, is normally limited to 90% of the Fund’s net assets at the time of investment.

Only securities, instruments or actively managed strategies whose primary purpose is to gain exposure to one or more of the opportunistic asset classes count toward the Opportunistic Component’s 20% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies are not included in the calculation of the Opportunistic Component of the Fund.

The portfolio managers analyze market cycles, economic cycles and valuations, of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. In determining whether and how to allocate Fund assets, the portfolio managers regularly assess the Fund’s overall allocations to each strategy and consider the merits of increasing or decreasing the relative balance among asset classes in the portfolio, and may adjust the Fund’s allocations to the various asset classes through the use of derivatives and other instruments and investment techniques.

The portfolio managers also employ a risk management strategy, which may cause an adjustment to the Fund’s asset allocation in an effort to mitigate certain downside risks. Depending on market conditions, the

54	Allianz Multi-Strategy Funds

AllianzGI Global Dynamic Allocation Fund (continued)

Equity Component may range between approximately 20% and 80% of the Fund’s assets and the Fixed Income Component may range between approximately 20% and 80% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. As a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets.

The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class.

Within the “Equity” and “Fixed Income” component limits described above, the Fund intends to make extensive use of three security selection strategies, namely, Best Styles Global Equity, Best Styles Global Managed Volatility and Advanced Core Bond. Each of these strategies is managed by a dedicated team of portfolio managers in a separate sleeve of the Fund. These portfolio managers are not responsible for changing the asset allocation of the Fund’s portfolio. A description of the investment process used for each of these strategies is set forth below.

•

Best Styles Global Equity.  This strategy focuses on investments in globally diverse equity securities, including emerging market equities. The Best Styles Global Equity investment strategy centers on the portfolio managers’ belief that individual investment styles (Value, Earnings Change, Price Momentum, Growth, and Quality) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach. “Risk premiums” represent the added value resulting from investments in certain sub-segments of the market that may carry higher risks but have historically led to higher returns on investment.

•

Best Styles Global Managed Volatility.  The investment process for the Best Styles Global Managed Volatility strategy mirrors the approach used for the Best Styles Global Equity strategy described above, except that the portfolio managers also seek to control for risks associated with volatility and accordingly conduct the security-selection process used for this sleeve with reference to the MSCI ACWI Minimum Volatility Index, which is designed to reflect the performance characteristics of a minimum variance strategy applied to the MSCI ACWI equity universe.

•

Advanced Core Bond.  This strategy focuses on investments in U.S. investment-grade fixed income securities. The Advanced Core Bond strategy incorporates Allianz Global Investors’ “advanced fixed income” strategy, under which the portfolio managers utilize a flexible and active diversification process across a wide range of fixed income asset classes to seek systematic identification of what they believe are fundamental debt market inefficiencies.

The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, mutual funds, ETFs, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage

Prospectus	55

AllianzGI Global Dynamic Allocation Fund (continued)

portfolio characteristics. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds. The Manager’s allocation techniques and decisions and/or the Manager’s selection of Underlying Funds may not produce the desired results.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

56	Allianz Multi-Strategy Funds

AllianzGI Global Dynamic Allocation Fund (continued)

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Tax Risk:  Income from commodity-linked investments may limit the Fund’s ability to qualify as a “regulated investment company” for U.S. federal income tax purposes.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to the Underlying Funds.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes, a custom-blended index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Prior to October 1, 2016, the Fund was managed pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below for periods prior to October 1, 2016 under its current investment strategy. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2010—09/30/2010	12.86%
Lowest 07/01/2011—09/30/2011	-17.70%

Prospectus	57

AllianzGI Global Dynamic Allocation Fund (continued)

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Fund Inception (4/27/09)
Class A — Before Taxes	-14.64%	0.03%	7.31%
Class A — After Taxes on Distributions	-15.92%	-1.62%	5.38%
Class A — After Taxes on Distributions and Sale of Fund Shares	-8.35%	-0.42%	5.34%
Class C — Before Taxes	-11.23%	0.39%	7.13%
Class R — Before Taxes	-10.05%	0.87%	7.65%
Class T — Before Taxes	-11.93%	0.66%	7.66%
Class R6 — Before Taxes	-9.44%	1.51%	8.33%
Institutional Class — Before Taxes	-9.41%	1.43%	8.24%
Class P — Before Taxes	-9.56%	1.33%	8.13%
Administrative Class — Before Taxes	-9.65%	1.17%	7.97%
MSCI All Country World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-9.42%	4.26%	10.06%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	3.51%
60% MSCI ACWI, 40% BloombergBar AG	-5.52%	3.72%	7.65%
Lipper Alternative Global Macro Funds Average	-5.82%	0.71%	5.33%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Giorgio Carlino, CFA, portfolio manager and managing director, has managed the Fund since 2015.

Matthias Grein, Ph.D., CFA, portfolio manager and vice president, has managed the Advanced Core Bond sleeve of the Fund since 2018.

Michael Heldmann, CFA, portfolio manager and director, has managed the Best Styles Global Equity and Best Styles Managed Volatility sleeves of the Fund since 2016.

Fabian Lutzenberger, Ph.D., CFA, portfolio manager, has managed the Advanced Core Bond sleeve of the Fund since 2018.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Paul Pietranico, CFA, portfolio manager and director, has managed the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P, Class R6 and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C, Class R and Class T shares and 1-800-498-5413 for Institutional Class, Class P, Class R6 and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and

58	Allianz Multi-Strategy Funds

AllianzGI Global Dynamic Allocation Fund (continued)

account size requirements; ask your plan administrator for more information. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	59

AllianzGI Global High Yield Fund

Investment Objective	The Fund seeks total return with a controlled level of portfolio risk.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)	Total Annual Fund Operating Expenses After Expense Reductions(1)
Institutional	0.60%	None	0.88%	1.48%	(0.78)%	0.70%
Class P	0.60	None	0.88	1.48	(0.68)	0.80
(1)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.70% for Institutional Class shares and 0.80% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional	$72	$391	$734	$1,702	$72	$391	$734	$1,702
Class P	82	401	743	1,710	82	401	743	1,710

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 101% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by investing primarily in actively traded global fixed income securities, including fixed and floating rate corporate, government and government agency debt securities. The Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (sometimes referred to “junk” securities), which are fixed income securities rated below investment grade or unrated and determined by the Manager to be of similar quality, and in derivatives and other synthetic instruments that have economic characteristics similar to such securities. Under normal circumstances, the Fund primarily invests in securities that, at the time of purchase, are rated better than D by S&P or C by Moody’s or DDD by Fitch (or of similar quality, as determined by the Manager, if unrated). The Fund may invest without limit in securities denominated in foreign currencies, but expects to invest primarily in securities denominated in U.S. dollars, British pounds sterling and euros. Foreign currency exposures realized through non-U.S. dollar denominated securities are typically hedged back to U.S. dollars through currency forwards and other instruments.

In pursuing total return (which is made up of income and capital appreciation), the portfolio managers manage the Fund with reference to its performance benchmark, the ICE BofAML Global High Yield Constrained Index (USD) (the “Global High Yield Index”), but seek to maintain a lower level of overall portfolio risk than the global high yield market (as represented by the Global High Yield Index). The overall portfolio risk for the Fund

60	Allianz Multi-Strategy Funds

AllianzGI Global High Yield Fund (continued)

is managed through one or more standard industry measurements. The portfolio managers’ investment process includes a combination of macroeconomic analysis that seeks to identify attractive geographies and sectors and fundamental analysis that seeks to identify attractive individual securities. The Fund seeks to offer investors greater diversification than U.S. high yield portfolios by investing in high yield securities of issuers in a range of different geographies. In general, the Fund also seeks to invest in securities of issuers in a range of different industries. Given minimum lot sizes, so long as the Fund remains smaller-sized it may not be able to take on all of the positions that the investment process would otherwise prefer, potentially increasing risk. In addition to corporate, government and government agency debt securities, the Fund’s investment universe may include “Yankee Dollar” obligations (U.S. dollar-denominated obligations issued in U.S. capital markets by non-U.S. issuers), interests in bank loans, sovereign, preferred securities, sub-sovereign and supranational debt instruments and covered bonds.

The portfolio managers’ investment process begins with macro-level relative value analysis, which seeks to identify attractive markets through analysis of global growth, inflation and interest rate outlooks, as well as proprietary and other indicators. The portfolio managers then focus on portfolio construction, normally giving the greatest weight to fundamentally strong issuers exhibiting healthy business dynamics, followed by growth-oriented issuers exhibiting improving dynamics and deep value issuers. The portfolio managers next select individual securities. This portion of the process entails detailed issuer-specific relative value analysis. Finally, the portfolio managers implement their security selections, monitoring portfolio exposures in real time, managing position sizes and monitoring portfolio risks through analysis of probability-adjusted returns and other means.

The Fund will invest, under normal market conditions, in securities of issuers located in at least three different countries, and will invest at least 40% of its assets outside the U.S. Under market conditions that are unfavorable to non-U.S. investments on a relative value basis, the Fund will generally maintain lower exposure to non-U.S. issuers. The Fund is not subject to any additional geographical restrictions. The Fund may invest in emerging market securities. The Fund may have unhedged exposure to non-U.S. dollar currencies, but typically seeks to hedge most or all of its exposure to non-U.S. dollar currencies. The Fund may utilize derivatives to achieve its investment objective, including bond futures and options, interest rate swaps, credit default swaps and credit default swap indices, currency forwards, foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses. In making investments, the Fund’s portfolio managers are not subject to any restriction with respect to duration, but will seek to manage the Fund’s portfolio such that its duration profile is similar to that of the Global High Yield Index.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Call Risk:  A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

Confidential Information Access Risk:  The Fund’s Manager normally will seek to avoid the receipt of material, non- public information (“Confidential Information”) about the issuers of senior loans, other bank loans and related investments being considered for acquisition or held in the Fund’s portfolio, because such issuers may have or

Prospectus	61

AllianzGI Global High Yield Fund (continued)

later issue publicly traded securities, and thus the Fund may be disadvantaged in comparison to other investors who have received Confidential Information from such issuers.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

62	Allianz Multi-Strategy Funds

AllianzGI Global High Yield Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2018–09/30/2018	1.70%
Lowest 10/01/2018–12/31/2018	-3.53%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	Fund Inception (5/3/17)
Institutional Class — Before Taxes	-2.99%	0.39%
Institutional Class — After Taxes on Distributions	-5.16%	-1.64%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	-1.75%	-0.55%
Class P — Before Taxes	-3.08%	0.29%
ICE BofA Merrill Lynch Global High Yield Constrained Index USD Hedged (returns reflect no deduction for fees or expenses)	-1.88%	0.95%
Lipper High Yield Funds Average	-2.84%	0.11%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Manager

Frits Lieuw-Kie-Song, portfolio manager and director, has managed the Fund since 2018.

David Newman, portfolio manager, managing director and Head of Global High Yield, has managed the Fund since 2017.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though the minimum may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	63

AllianzGI Global High Yield Fund (continued)

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

64	Allianz Multi-Strategy Funds

AllianzGI Global Sustainability Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class T	2.50%	None
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.80%	0.25%	0.65%	1.70%	(0.61)%	1.09%
Class T	0.80	0.25	0.65	1.70	(0.61)	1.09
Institutional	0.80	None	0.63	1.43	(0.59)	0.84
Class P	0.80	None	0.45	1.25	(0.31)	0.94
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.09% for Class A shares, 1.09% for Class T shares, 0.84% for Institutional Class shares and 0.94% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, don’t exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$655	$1,000	$1,368	$2,400	$655	$1,000	$1,368	$2,400
Class T	358	714	1,094	2,159	358	714	1,094	2,159
Institutional	86	394	725	1,662	86	394	725	1,662
Class P	96	366	657	1,484	96	366	657	1,484

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 20% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Prospectus	65

AllianzGI Global Sustainability Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its investment objective by creating a portfolio of global equities with a focus on companies that the portfolio managers believe exhibit strong records with respect to environmental, social, and corporate governance (“ESG”) factors. The Fund normally invests primarily in equity securities of both U.S. and non-U.S. companies, including emerging market securities. Under normal market conditions, the Fund will invest at least 40% of its assets in non-U.S. securities. Notwithstanding the previous sentence, if the weighting of non-U.S. securities in the Dow Jones Sustainability World Index (the “Index”) drops below 45%, the Fund may invest a lower amount in non-U.S. securities, which will normally be such that the minimum level for non-U.S. securities will be 5% below the weighting of non-U.S. securities in the Index as of the most recently published month-end composition. As of December 31, 2018, the capitalization weighting of non-U.S. securities in the Index was approximately 47.65%. The Fund is not managed with reference to the Index, and its primary performance benchmark is the MSCI ACWI. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors. The Fund intends, but is not required, to hold stocks that are not included in the benchmark index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may achieve its exposure to non-U.S. securities either directly or through depository receipts such as Global Depositary Receipts (GDRs).

The portfolio managers begin with an investment universe comprised of more than 4,000 equity securities and assess individual securities using a disciplined investment process that integrates a focus on the ESG records of the issuers of such securities with proprietary fundamental, company-specific research and quantitative analysis. The portfolio managers utilize a proprietary sector analysis to screen out issuers based on revenue from sectors such as tobacco, alcohol, gambling and weapons.

The portfolio managers use a proprietary ESG model to evaluate and rate the securities in the investment universe. The portfolio managers believe that there are long-term benefits in an investment philosophy that attaches material weight to certain issues that receive less attention from traditional investment analysis, such as the environment, workplace relations, human rights, community relations, product safety and impact, and corporate governance and business ethics. The portfolio managers also believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact and that companies that do not exhibit strong records with respect to ESG factors may be at a greater long-term risk of negative economic consequences. With respect to ESG factors, the portfolio managers will aim to invest the majority of the Fund’s portfolio in stocks that they rate as best-in-class (i.e., top 30%), while avoiding stocks rated worst-in-class (i.e., bottom 30%).

The portfolio managers then analyze specific companies for possible investment through a disciplined, fundamental, bottom up-research process and quantitative analysis. In identifying potential investments, the portfolio managers ordinarily look for companies that exhibit some or all of the following characteristics: a strong record with respect to ESG factors; a demonstrated record of ESG risk management; long-term competitive advantage; a strong balance sheet; high barriers to entry in the company’s industry or area of business; experienced and respected management; and a strong record of capital discipline. The portfolio managers then seek to identify quality companies that exhibit growth characteristics (companies that the portfolio managers believe are expected to grow returns over and above the cost of capital). The portfolio managers construct the Fund’s portfolio with the expectation that stock-specific risk will drive the Fund’s returns over a complete market cycle and may reallocate the portfolio’s holdings in attempting to mitigate other risk factors, such as currency risk, country/regional risk, investment style risk, and sector risk, among others. Under normal circumstances, the portfolio managers typically select approximately 40 to 60 stocks for the Fund.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

66	Allianz Multi-Strategy Funds

AllianzGI Global Sustainability Fund (continued)

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Sustainable Investing Risk:  Because the Fund focuses on investments in companies that the Manager believes exhibit strong environmental, social, and corporate governance records, the Fund’s universe of investments may be smaller than that of other funds and broad equity benchmark indices.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads), if any. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Prospectus	67

AllianzGI Global Sustainability Fund (continued)

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2017–03/31/2017	7.79%
Lowest 10/01/2018–12/31/2018	-14.56%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	Fund Inception (12/9/14)
Class A — Before Taxes	-13.57%	2.64%
Class A — After Taxes on Distributions	-15.66%	1.49%
Class A — After Taxes on Distributions and Sale of Fund Shares	-7.21%	1.73%
Class T — Before Taxes	-10.83%	3.44%
Institutional Class — Before Taxes	-8.27%	4.34%
Class P — Before Taxes	-8.36%	4.25%
MSCI All Country World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-9.42%	4.05%
Dow Jones Sustainability World TR Composite Net (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-8.64%	3.99%
Lipper Global Large-Cap Growth Funds Average	-6.23%	4.70%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Jeremy Kent, CFA, portfolio manager and vice president, has managed the Fund since its inception in 2014.

Paul Schofield, portfolio manager on the Global Equities and Global Sustainability teams and director, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class T shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A

68	Allianz Multi-Strategy Funds

AllianzGI Global Sustainability Fund (continued)

and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	69

AllianzGI Global Water Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class T	2.50%	None
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reduction(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.95%	0.25%	0.21%	1.41%	(0.19)%	1.22%
Class C	0.95	1.00	0.21	2.16	(0.19)	1.97
Class T	0.95	0.25	0.21	1.41	(0.19)	1.22
Institutional	0.95	None	0.19	1.14	(0.21)	0.93
Class P	0.95	None	0.20	1.15	(0.21)	0.94
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AIIianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.22% for Class A shares, 1.97% for Class C shares, 1.22% for Class T shares, 0.93% for Institutional Class shares and 0.94% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, don’t exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$667	$954	$1,262	$2,132	$667	$954	$1,262	$2,132
Class C	300	658	1,142	2,478	200	658	1,142	2,478
Class T	371	667	984	1,883	371	667	984	1,883
Institutional	95	341	607	1,367	95	341	607	1,367
Class P	96	345	613	1,379	96	345	613	1,379

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 34% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that

70	Allianz Multi-Strategy Funds

AllianzGI Global Water Fund (continued)

are represented in one or more of the S&P Global Water Index, the NASDAQ OMX US Water or Global Water Indices or the S-Network Global Water Index (Composite), or that are substantially engaged in water-related activities. Water-related activities consist of those that relate to the quality or availability of or demand for potable and non-potable water and include, but are not limited to, the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. The specific activities that the Fund may from time to time consider to qualify as “water-related activities” will change as markets, technologies and investment practices develop. Normally, the Fund invests no more than 60% of its total assets in U.S. securities and allocates its investments among securities of issuers located in at least eight different countries (which may include the U.S.), and may invest in emerging market securities.

The portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation, and ordinarily look for several of the following characteristics: higher than average sustainable growth; substantial capacity for growth of revenue and earnings; superior management; strong commitment to research and product development; and differentiated or superior product offerings aligned with the structural demand drivers. The portfolio managers consider the level of active contribution to the improvement of water resource management during the stock selection process. Companies’ Environmental, Social and Corporate Governance (“ESG”) practices are also considered as the portfolio managers believe this enhances the investment process.

In analyzing specific companies for possible investment, the portfolio managers may also consider such factors as the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Water-Related Risk:  Because the Fund focuses its investments in water-related companies, it is particularly affected by events or factors relating to this sector, which may increase risk and volatility.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Prospectus	71

AllianzGI Global Water Fund (continued)

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index, the S&P Global Water Index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2009–06/30/2009	24.96%
Lowest 07/01/2011–09/30/2011	-18.24%

72	Allianz Multi-Strategy Funds

AllianzGI Global Water Fund (continued)

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years	Fund Inception (3/31/08)
Class A — Before Taxes	-17.29%	1.02%	7.93%	3.32%
Class A — After Taxes on Distributions	-18.14%	0.54%	7.59%	2.93%
Class A — After Taxes on Distributions and Sale of Fund Shares	-9.87%	0.68%	6.37%	2.48%
Class C — Before Taxes	-13.92%	1.40%	7.72%	3.08%
Class T — Before Taxes	-14.67%	1.65%	8.27%	3.62%
Institutional Class — Before Taxes	-12.23%	2.46%	8.87%	4.18%
Class P — Before Taxes	-12.22%	2.44%	8.79%	4.12%
MSCI All Country World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-9.42%	4.26%	9.46%	4.30%
S&P Global Water Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-9.34%	5.17%	11.04%	6.15%
Lipper Global Natural Resources Funds Average	-20.21%	-6.64%	1.20%	-5.14%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Manager

Alina Donets, CFA, portfolio manager, research analyst and vice president, has managed the Fund since 2018.

Andreas Fruschki, CFA, lead portfolio manager and analyst, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class T shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	73

AllianzGI Green Bond Fund

Investment Objective	The Fund seeks to provide total return, through a combination of capital appreciation and current income by investing in Green Bonds.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	3.75%	1.00%
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.40%	0.25%	5.19%	5.84%	(5.09)%	0.75%
Institutional	0.40	None	5.19	5.59	(5.09)	0.50
Class P	0.40	None	5.24	5.64	(5.09)	0.55
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)	Other expenses are based upon estimated amounts for the Fund’s initial fiscal year ending September 30, 2019 and include organizational expenses of 1.50%.
(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2022 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.75% for Class A shares, 0.50% for Institutional Class shares and 0.55% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/ reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based on Total Annual Fund Operating Expenses After Expense Reductions excluding organizational expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$449	$606	$449	$606
Institutional	51	160	51	160
Class P	56	176	56	176

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund commenced operations after the end of the Trust’s most recent fiscal year, it does not yet have a reportable turnover rate.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by normally investing at least 85% of its net assets (plus borrowings made for investment purposes) in “Green Bonds.” The Fund currently considers Green Bonds to be interest-bearing securities that are issued in order to finance projects that the portfolio managers believe are intended and/or likely to have a positive impact on the environment. Issuers of Green Bonds typically seek to address environmental solutions and/or support efforts to reduce their own environmental footprint. Through Green Bonds the Fund expects to invest in “green” projects including, but not limited to, those related to

74	Allianz Multi-Strategy Funds

AllianzGI Green Bond Fund (continued)

renewable energy (including wind, solar, geothermal and biofuel), sustainable land use and waste management, energy efficiency, greenhouse gas emissions reductions and clean water. These projects may be classified as “green” even where the overall business of the issuer is not generally viewed as “green” or even environmentally friendly. For example, the Fund may invest in bonds issued by an oil company if they finance a project categorized as “green.” The Fund invests primarily in an investment grade portfolio of Green Bonds of issuers located in both developed and emerging markets. The instruments in which the Fund may invest may be denominated in U.S. and non-U.S. currencies, but are primarily in currencies of developed markets.

The Fund may invest up to 20% of its net assets in securities rated below investment grade or unrated and determined to be of similar quality (sometimes referred to as “high-yield securities” or “junk bonds”).

The Fund may invest up to 20% of its assets in securities of issuers located in emerging markets. The Fund may invest up to 10% of its net assets in mortgage-backed securities, including non-agency mortgage-backed securities, and/or asset-backed securities.

The Fund follows a bottom-up investment process based on fundamental research, with an additional layer of relative value analysis. The portfolio managers begin with a broad investment universe of bonds, and apply a human rights filter on each issuer. The human rights filter is a proprietary analytical tool that assesses the issuer’s commitment to preventing human rights violations based on company policies and incidences of related allegations. The structure of each bond is evaluated to determine whether it is in line with Green Bond principles. Next, projects financed with a bond’s issuance proceeds are analyzed, and projects from certain sectors, such as oil, are reviewed through a separate internal process to ensure alignment with Green Bond principles. Finally, the portfolio managers perform a qualitative assessment at the issuer level to ensure the Fund favors Green Bonds from issuers with sound environmental strategies.

The Fund’s portfolio as a whole is expected to have a weighted average duration of between zero and ten years under normal conditions. However, the portfolio managers typically manage duration with reference to the Fund’s benchmark, the ICE BofAML Green Bond Index (Fully Hedged to USD), though duration may vary significantly above or below the benchmark. This flexibility is intended to allow the portfolio managers to reposition the Fund to take advantage of significant interest rate movements. To gain exposure to the various asset classes, the Fund may invest in certain affiliated mutual funds managed by AllianzGI U.S. and/or its affiliates, unaffiliated funds and other pooled vehicles, exchange-traded funds (“ETFs”) and domestic or foreign private investment vehicles.

The Fund may invest in derivatives for hedging, investment purposes and managing interest rate exposure. It may invest, without limitation, in Treasury futures, options on Treasury futures, interest rate swaps, credit default swaps, total return swaps, CDS indices, currency futures and forwards. The Fund may utilize currency derivatives such as currency forwards and future contracts to hedge its non-dollar investments back to U.S. dollars. The portfolio managers generally seek to hedge most or all of the Fund portfolio’s foreign currency exposure back to U.S. dollars, though the Fund may at any time have exposure to foreign currency movements.

The Fund may invest in securities that have not been registered for public sale, including those that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order):

Call Risk:  A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Prospectus	75

AllianzGI Green Bond Fund (continued)

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

“Green” Investment Risk:  The Fund will be affected by a decrease in governmental or other support for environmental initiatives.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Julien Bras, portfolio manager and vice president, has managed the Fund since its inception in 2018.

Herve Dejonghe, CFA, portfolio manager, analyst and director, has managed the Fund since its inception in 2018.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for

76	Allianz Multi-Strategy Funds

AllianzGI Green Bond Fund (continued)

Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	77

AllianzGI High Yield Bond Fund

Investment Objective	The Fund seeks a high level of current income and capital growth.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	3.75%	1%
Class C	None	1%
Class R	None	None
Class T	2.50%	None
Class R6	None	None
Institutional	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class A	0.48%	0.25%	0.32%	1.05%
Class C	0.48	1.00	0.23	1.71
Class R	0.48	0.50	0.46	1.44
Class T	0.48	0.25	0.32	1.05
Class R6	0.48	None	0.15	0.63
Institutional	0.48	None	0.25	0.73
Class P	0.48	None	0.22	0.70
Administrative	0.48	0.25	0.15	0.88
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$478	$697	$933	$1,609	$478	$697	$933	$1,609
Class C	274	539	928	2,019	174	539	928	2,019
Class R	147	456	787	1,724	147	456	787	1,724
Class T	354	576	815	1,500	354	576	815	1,500
Class R6	64	202	351	786	64	202	351	786
Institutional	75	233	406	906	75	233	406	906
Class P	72	224	390	871	72	224	390	871
Administrative	90	281	488	1,084	90	281	488	1,084

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 40% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

78	Allianz Multi-Strategy Funds

AllianzGI High Yield Bond Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade or unrated and determined to be of similar quality. The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating an ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and that they believe exhibit high visibility of future expected operating performance. The portfolio managers look for the following in high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The Fund may invest in the securities of issuers of any market capitalization, including smaller capitalization companies. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	79

AllianzGI High Yield Bond Fund (continued)

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). As of April 2, 2012, the Fund’s maximum sales charge (load) for purchases of Class A shares was reduced from 5.50% to 3.75%, and performance of the Fund’s Class A shares in the Average Annual Total Returns table reflects the impact of the 3.75% sales charge. Similarly, the performance of the Fund’s Class T shares in the Average Annual Total Returns table reflects the impact of its 2.50% sales charge. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class and/or the predecessor fund, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2009–06/30/2009	15.04%
Lowest 07/01/2015–09/30/2015	-5.65%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years	Fund Inception (7/31/96)
Institutional Class — Before Taxes	-4.93%	1.92%	9.06%	7.10%
Institutional Class — After Taxes on Distributions	-7.08%	-0.83%	5.96%	3.57%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	-2.87%	0.24%	5.92%	3.93%
Class A — Before Taxes	-8.72%	0.81%	8.25%	6.46%
Class C — Before Taxes	-6.80%	0.89%	7.91%	5.87%
Class R — Before Taxes	-5.55%	1.11%	8.29%	6.34%
Class T — Before Taxes	-7.68%	1.00%	8.36%	6.55%
Class R6 — Before Taxes	-4.84%	2.02%	9.17%	7.21%
Class P — Before Taxes	-4.83%	1.94%	8.96%	6.86%
Administrative Class — Before Taxes	-5.76%	1.35%	8.57%	6.60%
ICE BofAML HY Master II Index (reflects no deduction for fees, expenses or taxes)	-2.26%	3.82%	10.99%	6.78%
Lipper High Yield Funds Average	-2.84%	2.65%	9.25%	5.61%

80	Allianz Multi-Strategy Funds

AllianzGI High Yield Bond Fund (continued)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Douglas G. Forsyth, CFA, portfolio manager, managing director and CIO US Income & Growth Strategies, has managed the Fund since 1996.

David J. Oberto, portfolio manager and director, has managed the Fund since 2017.

William L. Stickney, portfolio manager and managing director, has managed the Fund since 1999.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C, Class R and Class T shares and 1-800-498-5413 for Institutional Class, Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	81

AllianzGI International Growth Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class T	2.50%	None
Institutional	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.70%	0.25%	0.94%	1.89%	(0.84)%	1.05%
Class T	0.70	0.25	0.94	1.89	(0.84)	1.05
Institutional	0.70	None	0.91	1.61	(0.81)	0.80
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual arrangement entered into by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.05% for Class A shares, 1.05% for Class T shares and 0.80% for Institutional Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$651	$1,034	$1,441	$2,575	$651	$1,034	$1,441	$2,575
Class T	354	750	1,170	2,340	354	750	1,170	2,340
Institutional	82	429	800	1,843	82	429	800	1,843

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 17% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by creating a diversified portfolio of non-U.S. stocks exhibiting long-term growth and quality characteristics. The Fund will normally invest primarily in non-U.S. securities, including emerging market securities, and is not limited in the percentage of its assets that it may invest in any one country, region or geographic area. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may invest in initial public offerings (IPOs).

82	Allianz Multi-Strategy Funds

AllianzGI International Growth Fund (continued)

The portfolio managers will follow a disciplined, bottom-up approach to stock selection that is based on fundamental, company-specific analysis. The Fund will target investments in companies primarily based on analysis of three criteria: structural growth, quality and valuation. In identifying issuers likely to benefit from structural growth, the portfolio managers will seek out issuers with superior business models, best-in-class technology and exposure to secular market growth drivers in order to compound issuers’ earnings and cash flows over the long term. In evaluating the quality of potential investment targets, the portfolio managers will consider issuers’ balance sheet strength, long-term competitive position and the presence of barriers to entry to defend pricing power over the long term. The portfolio managers will apply the valuation criterion by making investments in companies whose potential value they believe is not yet reflected in market valuations, and whose ability to satisfy the Fund’s key investment criteria is likely to be sustainable in the long-term. The investment decisions of the portfolio managers are not normally guided by sector or geography, or by weightings of the Fund’s performance benchmark or any other index.

In addition to equity securities, the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, as well as access products such as participatory notes. Although the Fund does not expect to invest significantly in derivative instruments and generally does not hedge currency, it may do so at any time. The Fund may achieve its exposure to non-U.S. securities either directly or through depository receipts such as American Depositary Receipts (ADRs).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Prospectus	83

AllianzGI International Growth Fund (continued)

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2017–03/31/2017	10.65%
Lowest 10/01/2018–12/31/2018	-13.95%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	Fund Inception (2/2/15)
Class A — Before Taxes	-19.18%	3.09%
Class A — After Taxes on Distributions	-19.86%	1.25%
Class A — After Taxes on Distributions and Sale of Fund Shares	-11.06%	1.68%
Class T — Before Taxes	-16.61%	3.92%
Institutional Class — Before Taxes	-14.25%	4.87%
MSCI AC World Index ex USA (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-14.20%	1.78%
MSCI ACWI ex USA Growth (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-14.43%	2.59%
Lipper International Multi-Cap Growth Funds Average	-15.36%	1.84%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

84	Allianz Multi-Strategy Funds

AllianzGI International Growth Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Robert Hofmann, CFA, lead portfolio manager and director, has managed the Fund since its inception in 2015.

Tobias Kohls, CFA, FRM, portfolio manager, has managed the Fund since its inception in 2015.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class T shares and 1-800-498-5413 for Institutional Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	85

AllianzGI International Small-Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class T	2.50%	None
Class R6	None	None
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	1.00%	0.25%	0.25%	1.50%	(0.25)%	1.25%
Class C	1.00	1.00	0.27	2.27	(0.27)	2.00
Class R	1.00	0.50	0.36	1.86	(0.27)	1.59
Class T	1.00	0.25	0.25	1.50	(0.25)	1.25
Class R6	1.00	None	0.22	1.22	(0.22)	1.00
Institutional	1.00	None	0.28	1.28	(0.24)	1.04
Class P	1.00	None	0.29	1.29	(0.19)	1.10
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.59% for Class R shares, 1.25% for Class T shares, 1.00% for Class R6 shares, 1.04% for Institutional Class shares and 1.10% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, don’t exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$670	$975	$1,301	$2,222	$670	$975	$1,301	$2,222
Class C	303	683	1,191	2,584	203	683	1,191	2,584
Class R	162	559	981	2,158	162	559	981	2,158
Class T	374	688	1,025	1,975	374	688	1,025	1,975
Class R6	102	365	649	1,458	102	365	649	1,458
Institutional	106	382	679	1,524	106	382	679	1,524
Class P	112	390	689	1,540	112	390	689	1,540

86	Allianz Multi-Strategy Funds

AllianzGI International Small-Cap Fund (continued)

Portfolio Turnover.  The Fund pays transaction such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 62% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently defines companies with smaller market capitalizations as those with market capitalizations comparable to companies included in the MSCI World Small-Cap Index (between $70.5 million and $10.3 billion as of December 31, 2018). Under normal market and other conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI World Small-Cap Index, which as of December 31, 2018 would permit the Fund to maintain a weighted-average market capitalization ranging from $1.4 billion to $5.7 billion. The Fund normally invests principally in securities of issuers located outside the United States and allocates its investments among at least eight different countries. The Fund may invest up to 30% of its assets in emerging market securities (but no more than 10% in any one emerging market country).

Regional portfolio managers based in Europe, Japan and Asia (outside Japan) collaborate to produce a Fund portfolio that includes what the portfolio managers believe are the best available investment opportunities from each of those three regions. The portfolio managers may consider anticipated economic growth rate, political outlook, current and forecasted inflation rates, currency outlook and interest rate environment to help identify countries and regions that are likely to offer the best investment opportunities. When evaluating individual issuers, the portfolio managers ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; and differentiated or superior products and services or a steady stream of new products and services.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. The Fund typically does not engage in active hedging of currency but retains flexibility to do so depending on market performance. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Prospectus	87

AllianzGI International Small-Cap Fund (continued)

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class and/or the predecessor fund, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Prior to July 16, 2012, the Fund was managed by a sub-adviser pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below under its current investment strategy. Visit us.allianzgi.com for more current performance information.

88	Allianz Multi-Strategy Funds

AllianzGI International Small-Cap Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2009–06/30/2009	30.54%
Lowest 10/01/2018–12/31/2018	-22.17%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
Institutional Class — Before Taxes	-22.60%	1.11%	10.17%	10.71%
Institutional Class — After Taxes on Distributions	-25.66%	-0.77%	8.69%	8.82%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	-11.57%	0.64%	8.11%	8.70%
Class A — Before Taxes	-26.80%	-0.19%	9.27%	10.04%
Class C — Before Taxes	-24.03%	0.11%	9.03%	9.49%
Class R — Before Taxes	-23.01%	0.61%	9.57%	10.04%
Class T — Before Taxes	-24.73%	0.35%	9.62%	10.30%
Class R6 — Before Taxes	-22.57%	1.19%	10.27%	10.82%
Class P — Before Taxes	-22.63%	1.05%	10.07%	10.62%
MSCI World ex USA Small Cap Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-18.07%	2.25%	10.06%	6.92%
MSCI EAFE Small Cap Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-17.89%	3.06%	10.51%	7.08%
Lipper International Small/Mid Cap Growth Funds Average	-18.78%	1.76%	10.46%	7.78%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Heinrich Ey, CFA, DVFA/CEFA, portfolio manager, has managed the Fund since 2016.

Dennis Lai, senior portfolio manager and Head of Asia-Pacific (ex-Japan) investment opportunities for the Fund, has managed the Fund since 2012.

Bjoern Mehrmann, portfolio manager responsible for European investment opportunities for the Fund, has managed the Fund since 2012.

Koji Nakatsuka, CFA, CMA, senior portfolio manager, director and Head of Japanese investment opportunities for the Fund, has managed the Fund since 2012.

Andrew Neville, lead portfolio manager, director and Head of European investment opportunities for the Fund, has managed the Fund since 2012.

Miguel Pohl, CFA, portfolio manager, has managed the Fund since 2018.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A, Class C and Class R shares, or directly from the Fund’s

Prospectus	89

AllianzGI International Small-Cap Fund (continued)

transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class R6 and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C, Class R and Class T shares and 1-800-498-5413 for Institutional Class, Class R6 and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

90	Allianz Multi-Strategy Funds

AllianzGI Micro Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class T	2.50%	None
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	1.05%	0.25%	0.68%	1.98%	(0.56)%	1.42%
Class T	1.05	0.25	0.68	1.98	(0.56)	1.42
Institutional	1.05	None	0.73	1.78	(0.44)	1.34
Class P	1.05	None	0.63	1.68	(0.34)	1.34
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.42% for Class A shares, 1.42% for Class T shares, 1.34% for Institutional Class shares and 1.34% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$687	$1,086	$1,510	$2,687	$687	$1,086	$1,510	$2,687
Class T	391	803	1,240	2,455	391	803	1,240	2,455
Institutional	136	517	923	2,058	136	517	923	2,058
Class P	136	496	881	1,959	136	496	881	1,959

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 47% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Prospectus	91

AllianzGI Micro Cap Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently defines micro-cap companies as those with market capitalizations comparable to companies included in the Russell Microcap Growth Index (between $6.0 million and $2.1 billion as of December 31, 2018). The Fund may continue to hold securities of a portfolio company that subsequently appreciates in market capitalization above the top end of micro cap. Because of this, the Fund may have less than 80% of its net assets in micro cap stocks at any given time. The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, and seek to exploit stocks that are under-priced relative to their potential. In addition to common stocks and other equity securities (such as preferred stocks and convertible securities), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies. Risks associated with securities issued by smaller companies are magnified for investments in securities issued by micro-cap companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

92	Allianz Multi-Strategy Funds

AllianzGI Micro Cap Fund (continued)

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class and/or the predecessor fund, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 10/01/2010–12/31/2010	25.39%
Lowest 07/01/2011–09/30/2011	-30.51%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years	Fund Inception (7/12/95)
Institutional Class — Before Taxes	-16.18%	1.86%	11.49%	10.26%
Institutional Class — After Taxes on Distributions	-21.12%	-0.80%	9.33%	7.52%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	-6.29%	1.40%	9.52%	7.83%
Class A — Before Taxes	-20.91%	0.63%	10.65%	9.70%
Class T — Before Taxes	-18.48%	1.10%	10.93%	9.87%
Class P — Before Taxes	-16.22%	1.88%	11.43%	10.17%
Russell Microcap Growth Index (reflects no deduction for fees, expenses or taxes)	-14.18%	1.41%	12.04%	5.93%
Lipper Small-Cap Growth Funds Average	-4.53%	5.26%	13.66%	8.30%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Prospectus	93

AllianzGI Micro Cap Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

K. Mathew Axline, CFA, portfolio manager and director, has managed the Fund since 2010.

Blake Burdine, portfolio manager and director, has managed the Fund since 2015.

Stephen Lyford, portfolio manager and director, has managed the Fund since 2013.

Robert S. Marren, portfolio manager and managing director, has managed the Fund since 2007.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class T shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

94	Allianz Multi-Strategy Funds

AllianzGI Multi Asset Income Fund

Investment Objective	The Fund seeks current income and, secondarily, capital appreciation. The Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class T	2.50%	None
Institutional	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.05%	0.25%	0.30%	0.63%	1.23%	(0.28)%	0.95%
Class C	0.05	1.00	0.30	0.63	1.98	(0.28)	1.70
Class R	0.05	0.50	0.30	0.63	1.48	(0.18)	1.30
Class T	0.05	0.25	0.30	0.63	1.23	(0.28)	0.95
Institutional	0.05	None	0.10	0.63	0.78	(0.18)	0.60
Class R6	0.05	None	0.05	0.63	0.73	(0.18)	0.55
Class P	0.05	None	0.15	0.63	0.83	(0.18)	0.65
Administrative	0.05	0.25	0.15	0.63	1.08	(0.18)	0.90
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) pursuant to an Administration Agreement between AllianzGI U.S. and the Trust.

(3)

AllianzGI U.S. has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding interest, tax, and extraordinary expenses, exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.95% for Class T shares, 0.60% for Institutional Class shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Prospectus	95

AllianzGI Multi Asset Income Fund (continued)

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$642	$893	$1,163	$1,933	$642	$893	$1,163	$1,933
Class C	273	594	1,042	2,284	173	594	1,042	2,284
Class R	132	450	791	1,753	132	450	791	1,753
Class T	345	604	883	1,677	345	604	883	1,677
Institutional	61	231	416	949	61	231	416	949
Class R6	56	215	388	890	56	215	388	890
Class P	66	247	443	1,009	66	247	443	1,009
Administrative	92	326	578	1,301	92	326	578	1,301

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 172% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and the use of both actively managed and passive strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the ability of the Fund to generate current income or may impact the value of the Fund’s investments. The Fund invests directly and indirectly in a globally diversified portfolio of equity securities, including emerging market equities, and in global fixed income securities, including high yield debt (commonly known as “junk bonds”), convertible bonds and emerging market debt. The Fund pursues its income objective with an emphasis on the preservation of capital and prudent investment management. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments by investing in certain affiliated mutual funds managed by AllianzGI U.S. and/or its affiliates (the “Affiliated Underlying Funds”), unaffiliated funds and other pooled vehicles (collectively, with the Affiliated Underlying Funds, “Underlying Funds”), exchange-traded funds (“ETFs”) and derivative instruments that give synthetic exposure substantially similar to that of a security, basket of securities or other assets that would otherwise be included in such asset classes. The Fund may invest without limit in Underlying Funds and may invest a significant percentage of assets in a small number, or even one, of the Underlying Funds.

The Fund targets a long-term average strategic asset allocation of 30% to global equity exposure, including REITs (the “Equity Component”) and 70% to global fixed income asset classes (the “Fixed Income Component”). The Fund may also use actively managed strategies that attempt to generate capital gains in addition to dividends and coupons to support distributions. The Fixed Income Component may include non-U.S. investment grade debt, high yield debt from the United States and other developed markets, convertible bonds and emerging markets debt of any quality.

The Fund will also be permitted to have up to a 30% allocation to other income generating instruments on an opportunistic basis (the “Opportunistic Component”), including preferred securities, bank loans and master limited partnerships (MLPs), as well as other opportunistic investments (e.g., commodities and managed futures), to seek to improve the Fund’s diversification profile.

Only securities, instruments or actively managed strategies whose primary purpose is to gain exposure to one or more of the opportunistic asset classes are considered by the portfolio managers to be part of the Opportunistic Component. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies are not included in the calculation of the Opportunistic Component 30% limit.

Depending on market conditions, the Equity Component may range between approximately 10% and 40% of the Fund’s assets and the Opportunistic Component may range between approximately 0% and 30% of the Fund’s assets. Within the Fixed Income Component, the total allocation to global high yield bonds, emerging market debt, and other areas of the fixed income market that the portfolio managers consider to have higher risk can range between 0% to 30% of the Fund’s portfolio; however, allocations to these higher-risk fixed income asset classes within underlying funds and allocations to lower volatility short-term high yield strategies are exempt from this restriction.

96	Allianz Multi-Strategy Funds

AllianzGI Multi Asset Income Fund (continued)

Although the portfolio managers expect that the Fund’s actual allocations will be relatively close to the strategic allocation on average and over a full market cycle, the portfolio managers may change the Fund’s actual allocation from time to time according to the previously defined process and allocation ranges.

The portfolio managers analyze market cycles, economic cycles, valuations and yields of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. Adjustments to the Fund’s exposure to equities, fixed income, and other asset classes are made in an effort to mitigate downside risk, including in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. The portfolio managers analyze momentum and momentum reversion as part of the investment process for the Fund.

In addition to momentum and momentum reversion signals, the portfolio managers also analyze the levels of qualified income and overall yields, combined with an assessment of potential risks and other fundamentally based assessments to locate opportunities to seek to improve the Fund’s ability to distribute income and its overall return.

After determining the asset allocation among the Components, the portfolio managers select particular investments in an effort to obtain exposure to the relevant mix of asset classes and to generate current income. The Fund strategy focuses on investments in mutual funds and ETFs. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the holding is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund will make substantial use of futures and forward contracts, both long and short, for bonds, equities, REITs and currencies. The use of futures and forward contracts allows the Fund to tactically adjust its equity, bond and currency exposures and to avoid frequent trades in underlying mutual funds, as frequent trading in underlying mutual funds may generate higher trading costs and taxable distributions in those underlying funds. The Fund may also incorporate other over-the-counter (OTC) or exchange-traded derivatives to gain, adjust or hedge exposure to different asset classes or market segments. This may include interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund and structured notes. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

As a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Manager’s allocation techniques and decisions and/or the Manager’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to the Underlying Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Prospectus	97

AllianzGI Multi Asset Income Fund (continued)

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Tax Risk:  Income from commodity-linked investments may limit the Fund’s ability to qualify as a “regulated investment company” for U.S. federal income tax purposes.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

98	Allianz Multi-Strategy Funds

AllianzGI Multi Asset Income Fund (continued)

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes, the AllianzGI Multi Asset Income Strategic Benchmark and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Prior to October 1, 2016, the Fund was managed pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below for periods prior to October 1, 2016 under its current investment strategy. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2009–09/30/2009	8.53%
Lowest 07/01/2011–09/30/2011	-5.55%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years	Fund Inception (12/29/08)
Class A — Before Taxes	-12.09%	0.93%	4.96%	4.98%
Class A — After Taxes on Distributions	-13.85%	-1.21%	3.12%	3.13%
Class A — After Taxes on Distributions and Sale of Fund Shares	-7.12%	-0.18%	3.15%	3.17%
Class C — Before Taxes	-8.53%	1.33%	4.78%	4.80%
Class R — Before Taxes	-7.23%	1.74%	5.23%	5.25%
Class T — Before Taxes	-9.30%	1.56%	5.29%	5.31%
Class R6 — Before Taxes	-6.56%	2.50%	5.97%	5.98%
Institutional Class — Before Taxes	-6.65%	2.44%	5.91%	5.93%
Class P — Before Taxes	-6.69%	2.39%	5.86%	5.88%
Administrative Class — Before Taxes	-6.89%	1.92%	5.51%	5.53%
Bloomberg Barclays U.S. Universal Bond Index (reflects no deduction for fees, expenses or taxes)	-0.25%	2.72%	4.06%	4.05%
AllianzGI Multi Asset Income Strategic Benchmark	-2.23%	2.77%	4.80%	4.84%
MSCI World High Dividend Yield Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-7.56%	3.43%	9.01%	9.19%
Lipper Mixed-Asset Target Today Funds Average	-3.58%	2.41%	5.56%	5.56%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Prospectus	99

AllianzGI Multi Asset Income Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Alistair Bates, CFA, portfolio manager and assistant vice president, has managed the Fund since 2016.

Ryan Chin, CFA, portfolio manager, has managed the Fund since 2016.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Paul Pietranico, CFA, portfolio manager and director, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C, Class R and Class T shares and 1-800-498-5413 for Institutional Class, Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

100	Allianz Multi-Strategy Funds

AllianzGI NFJ Emerging Markets Value Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class T	2.50%	None
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.85%	0.25%	0.55%	1.65%	(0.51)%	1.14%
Class C	0.85	1.00	0.53	2.38	(0.49)	1.89
Class T	0.85	0.25	0.55	1.65	(0.51)	1.14
Institutional	0.85	None	0.54	1.39	(0.50)	0.89
Class P	0.85	None	0.63	1.48	(0.50)	0.98
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.14% for Class A shares, 1.89% for Class C shares, 1.14% for Class T shares, 0.89% for Institutional Class shares and 0.98% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$660	$995	$1,352	$2,357	$660	$995	$1,352	$2,357
Class C	292	696	1,226	2,679	192	696	1,226	2,679
Class T	363	709	1,078	2,114	363	709	1,078	2,114
Institutional	91	391	713	1,625	91	391	713	1,625
Class P	100	419	760	1,726	100	419	760	1,726

Portfolio Turnover.  The Fund pays costs, transaction such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 116% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs

Prospectus	101

AllianzGI NFJ Emerging Markets Value Fund (continued)

and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are domiciled in or tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Most countries with emerging securities markets are located in Asia, Africa, the Middle East, Latin America and Eastern Europe. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (“ADRs”) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may invest in exchange traded funds (“ETFs”). Although the Fund does not expect to invest significantly in foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, or access products such as participatory notes (“P-Notes”), it may do so at any time.

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on companies the portfolio managers believe are undervalued, including smaller capitalization securities and real estate investment trusts (“REITs”). The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

102	Allianz Multi-Strategy Funds

AllianzGI NFJ Emerging Markets Value Fund (continued)

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2017–03/31/2017	12.94%
Lowest 07/01/2015–09/30/2015	-15.90%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Fund Inception (12/18/12)
Class A — Before Taxes	-24.24%	0.64%	1.33%
Class A — After Taxes on Distributions	-24.45%	-0.57%	0.12%
Class A — After Taxes on Distributions and Sale of Fund Shares	-14.33%	-0.05%	0.47%
Class C — Before Taxes	-21.17%	1.04%	1.53%
Class T — Before Taxes	-21.84%	1.27%	1.86%
Institutional Class — Before Taxes	-19.62%	2.06%	2.55%
Class P — Before Taxes	-19.75%	1.95%	2.45%
MSCI Emerging Markets Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-14.58%	1.65%	1.08%
Lipper Emerging Markets Funds Average	-16.27%	0.37%	0.39%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through

Prospectus	103

AllianzGI NFJ Emerging Markets Value Fund (continued)

tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

L. Baxter Hines, CFA, co-lead portfolio manager, analyst, managing director and Head of Research for the Value Equity US team, has managed the Fund since 2012.

R. Burns McKinney, CFA, portfolio manager, analyst, managing director and CIO Value Equity US team with Allianz Global Investors, has managed the Fund since 2012.

John R. Mowrey, CFA, co-lead portfolio manager, analyst, managing director and CIO Value Equity US team with Allianz Global Investors, has managed the Fund since 2013.

Thomas W. Oliver, CFA, CPA, portfolio manager, analyst and managing director for the Value Equity US team, has managed the Fund since 2012.

J. Garth Reilly, co-lead portfolio manager, analyst and vice president for the Value Equity US team, has managed the Fund since 2018.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class T shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

104	Allianz Multi-Strategy Funds

AllianzGI PerformanceFee Managed Futures Strategy Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)
Class R6	None	None
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees(1)	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(2)	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Institutional	0.75%	None	3.07%	0.01%	3.83%	(2.93)%	0.90%
Class R6	0.75	None	1.86	0.01	2.62	(1.77)	0.85
Class P	0.75	None	1.87	0.01	2.63	(1.68)	0.95
(1)

The Management Fee consists of a base fee at an annualized rate of 0.75% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.75% based on the Fund’s performance relative to the ICE BofAML 3-Month US T-Bill Index plus 5.00% (annualized). See “Management of the Funds” in the Fund’s prospectus for details.

(2)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Other Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed 0.14% for Institutional shares, 0.09% for Class R6 shares and 0.19% for Class P shares. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses excluding organizational expenses.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional	$92	$899	$1,724	$3,875	$92	$899	$1,724	$3,875
Class R6	87	646	1,231	2,822	87	646	1,231	2,822
Class P	97	657	1,245	2,839	97	657	1,245	2,839

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 121% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund pursues its objective of seeking long-term capital appreciation by investing in both long and short positions across multiple asset classes, including equity, fixed income, commodities, currencies and other asset classes described in greater detail below. There are no geographic limits on the market exposure of the Fund’s assets. The Fund actively adjusts its asset class allocations based on a dynamic approach. The Fund’s active approach to asset allocation is comprised of two components. The first component involves the use of a proprietary approach to allocate the Fund’s investments across asset classes based on quantitative criteria. The second component uses a mix of both quantitative and qualitative assessments in order to make tactical adjustments to the Fund’s asset allocation.

Prospectus	105

AllianzGI PerformanceFee Managed Futures Strategy Fund (continued)

The Fund will seek exposure to different asset classes, including, without limitation, global equities, real estate investment trusts (“REITs”), commodities, sovereign bonds, covered bonds, inflation-linked bonds, corporate bonds, mortgage-backed securities, asset-backed securities, high yield bonds (sometimes referred to as “junk bonds”), emerging markets bonds and various currencies by investing in both long and short positions across those asset classes. The Fund expects to obtain exposure to these asset classes through listed futures, over-the-counter forward contracts and/or a wide range of additional derivatives, including credit default swaps and other swaps. The Fund may also make direct investments in exchange- traded funds, exchange-traded notes, bonds, open-end mutual funds and securities of individual issuers. The portfolio managers retain full discretion in determining how the Fund obtains exposure to the targeted asset classes. The Fund is not subject to limitations with respect to its assets class allocations, and may invest as much as all or as little as none of its assets in a given asset class.

The Fund expects to invest in commodity-related instruments, including commodity futures, through its wholly-owned and controlled subsidiary (the “Subsidiary”), which, like the Fund, is advised by the Manager. The Fund may invest no more than 25% of its assets in the Subsidiary. The Subsidiary is expected to invest primarily in commodity futures, forwards and swap contracts, short-term bonds and other cash substitutes, but it also may invest in other asset classes. Unless otherwise indicated, all references in the Fund’s prospectus to the Fund’s investments, investment strategies and investment risks include both direct investments and indirect investments made through the Subsidiary.

The Fund may use derivatives in the manner described above, and also may otherwise use derivatives to achieve its investment objective. Derivatives used by the Fund may include futures, options, interest rate swaps, credit default swaps and credit default swaps on indices, currency forwards, foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Derivatives positions may require the Fund and its Subsidiary to maintain cash margin with a counterparty. The Fund and its Subsidiary also typically hold significant cash balances in conjunction with derivatives positions, which generally are maintained as holdings of treasuries.

While the Fund does not expect to borrow under normal circumstances, it will obtain operational leverage, including through the use of certain derivative instruments. The operational leverage may occur due to the low margin deposits required in futures and options trading and in trading certain other financial instruments. A sudden, precipitous drop in value of the Fund’s assets accompanied by corresponding margin calls could force the Fund to liquidate assets quickly, and not for fair value, in order to meet its margin requirements.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Manager’s allocation techniques and decisions and/or the Manager’s selection of Underlying Funds and other investments may not produce the desired results.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

106	Allianz Multi-Strategy Funds

AllianzGI PerformanceFee Managed Futures Strategy Fund (continued)

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Subsidiary Risk:  By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940 (the “1940 Act”) and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Tax Risk:  Income from commodity-linked investments may limit the Fund’s ability to qualify as a “regulated investment company” for U.S. federal income tax purposes.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to the Underlying Funds.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Prospectus	107

AllianzGI PerformanceFee Managed Futures Strategy Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2018–09/30/2018	1.48%
Lowest 01/01/2018–03/31/2018	-4.27%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	Fund Inception (12/18/17)
Institutional Class — Before Taxes	-4.99%	-4.18%
Institutional Class — After Taxes on Distributions	-5.34%	-4.52%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	-2.96%	-3.33%
Class R6 — Before Taxes	-4.82%	-4.02%
Class P — Before Taxes	-4.95%	-4.14%
ICE BofAML 3-Month US T-Bill Index (returns reflect no deduction for fees or expenses)	1.87%	1.87%
Lipper Alternative Managed Futures Funds Average	-6.66%	-6.66%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Giorgio Carlino, CFA, portfolio manager and managing director, has managed the Fund since 2017.

Rahul Malhotra, Ph.D., portfolio manager and director, has managed the Fund since 2017.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2017.

Huy Thanh Vo, Ph.D., CFA, portfolio manager and director, has managed the Fund since 2017.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

108	Allianz Multi-Strategy Funds

AllianzGI PerformanceFee Managed Futures Strategy Fund (continued)

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	109

AllianzGI PerformanceFee Structured US Equity Fund

Investment Objective	The Fund seeks to earn total return that exceeds the return of the S&P 500 Index.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)
Class R6	None	None
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees(1)	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(2)	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Institutional	0.60%	None	0.48%	0.04%	1.12%	(0.48)%	0.64%
Class R6	0.60%	None	0.71	0.04	1.35	(0.71)	0.64
Class P	0.60%	None	0.75	0.04	1.39	(0.75)	0.64
(1)

The Management Fee consists of a base fee at an annualized rate of 0.60% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.60% based on the Fund’s performance relative to the S&P 500 Index plus 1.25% (annualized). See “Management of the Funds” in the Fund’s prospectus for details.

(2)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Other Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed 0% for Institutional shares, 0% for Class R6 shares and 0% for Class P shares. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses excluding organizational expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional	$65	$308	$570	$1,320	$65	$308	$570	$1,320
Class R6	65	358	671	1,562	65	358	671	1,562
Class P	65	366	689	1,604	65	366	689	1,604

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 2% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund pursues its objective of seeking to earn total return that exceeds the return of the S&P 500 Index (the “Index”) by maintaining long exposure to the U.S. equity market while employing an option overlay strategy that has the potential to enhance returns and/or control risk.

The Fund typically seeks passive, relatively low-cost exposure to the Index. To achieve this exposure, the Fund typically invests in exchange traded funds (“ETFs”), such as the iShares Core S&P 500 ETF or SPDR S&P 500 ETF, that offer investment returns similar to the Index. The Fund also may invest directly in some or all of the companies included in the Index, seeking to replicate approximately the relative weighting of the stocks in the Index. Additionally, to achieve the desired exposure to the Index, the Fund may invest in stock index futures, equity swaps and other instruments that would result in similar market exposure.

110	Allianz Multi-Strategy Funds

AllianzGI PerformanceFee Structured US Equity Fund (continued)

The Fund’s option overlay strategy consists primarily of three option position types, which will typically involve options on equity and volatility indices: (i) “range-bound” spreads, (ii) “directional” spreads and (iii) a “hedging” position type. A range- bound spread typically consists of selling a call and a put with a breakeven level of the zone being informed by proprietary statistical analysis. A range-bound spread is intended to be successful when the underlying index for the options trades within a specified range over a given timeframe. A directional spread typically consists of call spreads or put spreads that are designed to be successful when the index makes a larger-than-normal move to either the upside or the downside. The option portfolio’s hedging positions typically consist of long out-of-the- money puts that are intended primarily to protect the option portfolio against short-term market dislocations. Under each option position type, the number of contracts bought and sold can be different in a spread (normally called a “ratio spread”), allowing the portfolio managers to tailor the risk-reward profile of the position, or they can be the same.

To effect its option overlay strategy, the Fund may take numerous positions involving diverse strike prices, expirations and underlying assets. The number of such positions may fluctuate over time. The Fund’s portfolio managers generally seek to optimize the Fund’s option overlay strategy based on considerations that include (i) targeted positive return potential, (ii) structural risk protections, (iii) collateral management and (iv) flexibility to restructure profit zones where necessary. In addition to the option position types described above, the Fund may opportunistically utilize numerous other option and non-option positions that are consistent with the Fund’s investment objective. All options are expected to be held until expiration unless the portfolio managers conclude that market conditions, redemptions or other circumstances make earlier closeout appropriate or necessary. The portfolio managers’ strategic decisions are informed in part by proprietary statistical analysis, which includes historical look-backs at the price movement of relevant indices.

The Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. issuers. Interests in ETFs or other funds that invest primarily in common stocks of U.S. issuers are considered common stocks of U.S. issuers for purposes of this 80% policy. Under normal circumstances, the options that the Fund purchases or writes will be on U.S. equity and volatility indices that may include, without limitation, the S&P 500 Index, the Russell 2000 Index, the Nasdaq-100 Index, the CBOE Volatility Index, the iPath S&P 500 VIX Short-Term Futures ETN. The Fund may also take long or short positions in CBOE Volatility Index Futures. The Fund currently defines “U.S. issuers” as those issuers that are deemed to be United States companies for purposes of their geographical eligibility for inclusion in the Index.

While the Fund intends to obtain equity market exposure through ETF investments under normal conditions, it retains the flexibility to invest directly in common and preferred stock, bonds, U.S. government securities, cash instruments, index futures, volatility futures, exchange traded funds, exchange traded notes, swaps (including variance swaps) and money market instruments, and may purchase and write options with respect to any of the foregoing. Additionally, while the Fund expects to use options in connection with the investments described above, it retains the ability to use options and other derivatives for a range of other purposes, including leverage and gaining indirect exposure to certain investments. The Fund expects to hold cash and cash equivalents from time to time as a result of receiving option premiums or for other reasons.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to the Underlying Funds.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Prospectus	111

AllianzGI PerformanceFee Structured US Equity Fund (continued)

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.
Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2018–09/30/2018	8.69%
Lowest 10/01/2018–12/31/2018	-15.37%

112	Allianz Multi-Strategy Funds

AllianzGI PerformanceFee Structured US Equity Fund (continued)

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	Fund Inception (12/18/17)
Institutional Class — Before Taxes	-5.33%	-5.61%
Institutional Class — After Taxes on Distributions	-8.38%	-8.55%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	-3.08%	-5.45%
Class R6 — Before Taxes	-5.40%	-5.68%
Class P — Before Taxes	-5.50%	-5.77%
S&P 500 Index (returns reflect no deduction for fees or expenses)	-4.38%	-4.76%
Lipper Large-Cap Core Funds Average	-5.64%	-5.64%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Stephen G. Bond-Nelson, portfolio manager and managing director, has managed the Fund since 2017.

Trevor Taylor, portfolio manager and managing director, has managed the Fund since 2017.

Greg P. Tournant, lead portfolio manager, managing director and CIO US Structured Products has managed the Fund since 2017.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	113

AllianzGI PerformanceFee Structured US Fixed Income Fund

Investment Objective	The Fund seeks to earn total return that exceeds the return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)
Class R6	None	None
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees(1)	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(2)	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Institutional	0.30%	None	33.42%	0.04%	33.76%	(33.42)%	0.34%
Class R6	0.30	None	1.04	0.04	1.38	(1.04)	0.34
Class P	0.30	None	1.01	0.04	1.35	(1.01)	0.34
(1)

The Management Fee consists of a base fee at an annualized rate of 0.30% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.30% based on the Fund’s performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index plus 0.625% (annualized). See “Management of the Funds” in the Fund’s prospectus for details.

(2)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Other Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed 0% for Institutional shares, 0% for Class R6 shares and 0% for Class P shares. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses excluding organizational expenses.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional	$35	$5,215	$7,844	$10,057	$35	$5,215	$7,844	$10,057
Class R6	35	334	656	1,567	35	334	656	1,567
Class P	35	328	643	1,536	35	328	643	1,536

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 1% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund pursues its objective of seeking to earn total return that exceeds the return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) by maintaining long exposure to the U.S. fixed income market while employing an option overlay strategy that has the potential to enhance returns and/or control risk.

The Fund typically seeks passive, relatively low-cost exposure to the Index. To achieve this exposure, the Fund typically invests in exchange traded funds (“ETFs”) that offer investment returns similar to the Index.

114	Allianz Multi-Strategy Funds

AllianzGI PerformanceFee Structured US Fixed Income Fund (continued)

The Fund also may invest directly in some or all of the securities included in the Index, seeking to replicate approximately the relative weighting of the securities in the Index. Additionally, to achieve the desired exposure to the Index, the Fund may invest in bond index futures and other instruments like bond total return swaps that would result in similar market exposure.

The Fund’s option overlay strategy consists primarily of three option position types, which will typically involve options on equity and volatility indices: (i) “range-bound” spreads, (ii) “directional” spreads and (iii) a “hedging” position type. A range-bound spread typically consists of selling a call and a put with a breakeven level of the zone being informed by proprietary statistical analysis. A range-bound spread is intended to be successful when the underlying index for the options trades within a specified range over a given timeframe. A directional spread typically consists of call spreads or put spreads that are designed to be successful when the index makes a larger-than-normal move to either the upside or the downside. The option portfolio’s hedging positions typically consist of long out-of-the- money puts that are intended primarily to protect the option portfolio against short-term market dislocations. Under each option position type, the number of contracts bought and sold can be different in a spread (normally called a “ratio spread”), allowing the portfolio managers to tailor the risk-reward profile of the position, or they can be the same.

To effect its option overlay strategy, the Fund may take numerous positions involving diverse strike prices, expirations and underlying assets. The number of such positions may fluctuate over time. The Fund’s portfolio managers generally seek to optimize the Fund’s option overlay strategy based on considerations that include (i) targeted positive return potential, (ii) structural risk protections, (iii) collateral management and (iv) flexibility to restructure profit zones where necessary. In addition to the option position types described above, the Fund may opportunistically utilize numerous other option and non-option positions that are consistent with the Fund’s investment objective. All options are expected to be held until expiration unless the portfolio managers conclude that market conditions, redemptions or other circumstances make earlier closeout appropriate or necessary. The portfolio managers’ strategic decisions are informed in part by proprietary statistical analysis, which includes historical look-backs at the price movement of relevant indices.

The Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in fixed income securities of U.S. issuers. Interests in ETFs or other funds that invest primarily in fixed income securities of U.S. issuers are considered fixed income securities of U.S. issuers for purposes of this 80% policy. Under normal circumstances, the options that the Fund purchases or writes will be on U.S. equity and volatility indices that may include, without limitation, the S&P 500 Index, the Russell 2000 Index, the Nasdaq-100 Index, the CBOE Volatility Index, the iPath S&P 500 VIX Short-Term Futures ETN. The Fund may also take long or short positions in CBOE Volatility Index Futures. The Fund currently defines “U.S. issuers” as those issuers that are deemed to be United States companies for purposes of their geographical eligibility for inclusion in the Index.

While the Fund intends to obtain fixed income market exposure through ETF investments under normal conditions, it retains the flexibility to invest directly in common and preferred stock, bonds, U.S. government securities, cash instruments, index futures, volatility futures, exchange traded funds, exchange traded notes, swaps (including variance swaps) and money market instruments, and may purchase and write options with respect to any of the foregoing. Additionally, while the Fund expects to use options in connection with the investments described above, it retains the ability to use options and other derivatives for a range of other purposes, including leverage and gaining indirect exposure to certain investments.

The Fund expects to hold cash and cash equivalents from time to time as a result of receiving option premiums or for other reasons.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to the Underlying Funds.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Prospectus	115

AllianzGI PerformanceFee Structured US Fixed Income Fund (continued)

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

116	Allianz Multi-Strategy Funds

AllianzGI PerformanceFee Structured US Fixed Income Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 10/01/2018–12/31/2018	0.92%
Lowest 01/01/2018–03/31/2018	-1.80%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	Fund Inception (12/18/17)
Institutional Class — Before Taxes	0.21%	0.21%
Institutional Class — After Taxes on Distributions	-0.73%	-0.71%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	0.24%	-0.16%
Class R6 — Before Taxes	0.25%	0.24%
Class P — Before Taxes	0.25%	0.24%
Bloomberg Barclays U.S. Aggregate Bond Index (returns reflect no deduction for fees or expenses)	0.01%	0.08%
Lipper General Bond Funds Average	-1.85%	-1.85%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Stephen G. Bond-Nelson, portfolio manager and managing director, has managed the Fund since 2017.

Trevor Taylor, portfolio manager and managing director, has managed the Fund since 2017.

Greg P. Tournant, lead portfolio manager, managing director and CIO US Structured Products has managed the Fund since 2017.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Prospectus	117

AllianzGI PerformanceFee Structured US Fixed Income Fund (continued)

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

118	Allianz Multi-Strategy Funds

AllianzGI Preferred Securities and Income Fund

Investment Objective	The Fund seeks total return consisting of high current income and capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)
Institutional	None	None
Class R6	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(1)	Total Annual Fund Operating Expenses After Expense Reductions(1)
Institutional	0.45%	None	2.69%	3.14%	(2.59)%	0.55%
Class R6	0.45%	None	1.31%	1.76%	(1.26)%	0.50%
Class P	0.45%	None	1.30%	1.75%	(1.15)%	0.60%
(1)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2022 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.55% for Institutional Class shares, 0.50% for Class R6 shares and 0.60% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses excluding organizational expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional	$56	$176	$905	$2,850	$56	$176	$905	$2,850
Class R6	51	160	575	1,736	51	160	575	1,736
Class P	61	192	603	1,755	61	192	603	1,755

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from the Fund’s inception on May 30, 2018 through the end of its fiscal year on September 30, 2018 was 39% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in preferred securities or debt securities issued by U.S. and non-U.S. issuers, including traditional preferred securities, floating-rate preferred securities, corporate bonds, debentures or notes, hybrid instruments that have investment and economic characteristics of both preferred securities and debt securities, convertible securities, contingent convertible securities (“CoCos”), collateralized loan obligations (“CLOs”), other securitized products and derivative instruments providing direct or “synthetic” exposure to any of the foregoing. CoCos are a form of hybrid security that generally either converts into equity or has its principal written down upon the occurrence of certain pre-specified triggering events.

Under normal market conditions, the Fund will also invest at least 25% of its total assets in the financials sector, which the Fund considers to include the banking, diversified financials, financial data processing, financial information services, investment management, savings and loans, securities brokerage and services, real estate (including real estate investment trusts (“REITs”)) and insurance industries, finance companies, including captive finance companies, and similar issuers. This means that the Fund has adopted a fundamental policy (which may not be changed without shareholder approval) to invest at least 25% of its total assets in the financials sector, increasing

Prospectus	119

AllianzGI Preferred Securities and Income Fund (continued)

the Fund’s exposure to the risks associated with that sector, including, among other things, changes in government regulations, changes in interest rates, competition, government economic policies and general economic conditions.

The Fund may invest without limit in non-U.S. securities, including securities traded in local currencies, and may invest up to 15% of its assets in emerging markets securities.

The Fund may invest in securities that are issued through private offerings without registration with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), including securities that are issued pursuant to Regulation S under the Securities Act. The Fund may also invest in securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act.

The Fund may invest in securities of any size market capitalization or credit quality. The Fund may invest without limit in debt securities rated below investment grade or unrated and determined by the Manager to be of similar quality (“high-yield securities” or “junk bonds”). Under normal conditions, the Fund expects to invest the majority of its assets in debt instruments that are, based on the highest rating assigned by Standard and Poor’s, Moody’s, Fitch, Kroll or DBRS, investment grade at the time of purchase.

The Fund typically seeks to fully hedge its exposure to non-U.S. dollar currencies. In connection with its investments in non-U.S. securities, the Fund may use over-the-counter (OTC) or exchange-traded derivatives, including, without limitation, various interest rate instruments, such as swaps, caps, floors or collars, and foreign currency instruments, such as forward contracts, futures contracts, options, swaps and other similar strategic instruments. The Fund’s use of derivatives will include to hedge against adverse changes in interest rates and currency exchange rates and against credit risk.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first twelve risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Preferred Securities Risk:  Investments in preferred securities may be subject to the risks of deferred distribution payments, subordination to debt instruments, a lack of liquidity compared to common stocks, limited voting rights and sensitivity to interest-rate changes.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Contingent Convertible Securities Risk:  Contingent convertible securities (“CoCos”) are subject to greater levels of credit and liquidity risk than fixed income securities generally. They may rank junior to other creditors in the event of a liquidation or other bankruptcy-related event and become further subordinated as a result of conversion from debt to equity.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

120	Allianz Multi-Strategy Funds

AllianzGI Preferred Securities and Income Fund (continued)

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Call Risk:  A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

Confidential Information Access Risk:  The Fund’s Manager normally will seek to avoid the receipt of material, non public information (“Confidential Information”) about the issuers of privately placed instruments (which may include Senior Loans, other bank loans and related investments), because such issuers may have or later issue publicly traded securities, and thus the Fund may be disadvantaged in comparison to other investors who have received Confidential Information from such issuers.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk (Financial-Related Companies Risk):  Focusing on a limited number of issuers, sectors (such as the financials sector), industries or geographic regions increases risk and volatility.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Carl W. Pappo, Jr., CFA, lead portfolio manager, managing director and CIO US Fixed Income, has managed the Fund since its inception in 2018.

Willow B. Piersol, CFA, portfolio manager, senior credit analyst and director, has managed the Fund since its inception in 2018.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For

Prospectus	121

AllianzGI Preferred Securities and Income Fund (continued)

Class R6 shares, there is no minimum initial investment and no minimum needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

122	Allianz Multi-Strategy Funds

AllianzGI Retirement 2020 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2020 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class T	2.50%	None
Class R6	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.05%	0.25%	0.30%	0.59%	1.19%	(0.24)%	0.95%
Class C	0.05	1.00	0.30	0.59	1.94	(0.24)	1.70
Class R	0.05	0.50	0.30	0.59	1.44	(0.14)	1.30
Class T	0.05	0.25	0.30	0.59	1.19	(0.24)	0.95
Class R6	0.05	None	0.05	0.59	0.69	(0.14)	0.55
Class P	0.05	None	0.15	0.59	0.79	(0.14)	0.65
Administrative	0.05	0.25	0.15	0.59	1.04	(0.14)	0.90
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) pursuant to an Administration Agreement between AllianzGI U.S. and the Trust.

(3)

AllianzGI U.S. has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding interest, tax, and extraordinary expenses, exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.95% for Class T shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 years
Class A	$642	$885	$1,147	$1,894	$642	$885	$1,147	$1,894
Class C	273	586	1,025	2,245	173	586	1,025	2,245
Class R	132	442	774	1,712	132	442	774	1,712
Class T	345	595	865	1,636	345	595	865	1,636
Class R6	56	207	370	845	56	207	370	845
Class P	66	238	425	965	66	238	425	965
Administrative	92	317	560	1,258	92	317	560	1,258

Prospectus	123

AllianzGI Retirement 2020 Fund (continued)

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 24% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund pursues its objective primarily by gaining diversified exposure to core global equity asset classes, including emerging markets equities (the “Equity Component”), and core U.S. fixed income asset classes (the “Fixed Income Component”). The Fund may also gain up to 20% exposure to “opportunistic” asset classes that the portfolio managers believe offer diversification benefits and exhibit risk and return profiles that are different from core Equity and Fixed Income Components (the “Opportunistic Component”). The Manager allocates the Fund’s investments among asset classes in response to changing market, economic, and political factors and events that the Manager believes may affect the value of the Fund’s investments. In making investment decisions for the Fund, the Manager seeks to identify trends and turning points in the global markets. The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in global fixed income securities, including high yield debt (commonly known as “junk bonds”), convertible bonds and emerging market debt. To gain exposure to the various asset classes, the Manager incorporates actively managed strategies and/or passive instruments by investing in certain affiliated mutual funds managed by the Manager and/or its affiliates (the “Affiliated Underlying Funds”), unaffiliated funds and other pooled vehicles (collectively, with the Affiliated Underlying Funds, “Underlying Funds”), exchange-traded funds (“ETFs”) and derivative instruments that give synthetic exposure substantially similar to that of a security, basket of securities or other assets that would otherwise be included in such asset classes.

The Fund expects under normal circumstances: (i) that a significant portion of its Equity Component investments will consist of shares of AllianzGI Best Styles Global Equity Fund and AllianzGI Best Styles U.S. Equity Fund, each an Affiliated Underlying Fund offered through this Prospectus; (ii) that a significant portion of its Fixed Income Component Investments will consist of shares of AllianzGI Advanced Core Bond Portfolio, an Affiliated Underlying Fund that is a series of AllianzGI Institutional Multi-Series Trust that is not publicly offered, but rather offered through a separate Private Placement Memorandum; and, lastly, (iii) that a significant portion of its Equity Component, Fixed Income Component and Opportunistic Component investments will consist of shares of AllianzGI Global Dynamic Allocation Fund, an Affiliated Underlying Fund offered through this Prospectus. Short descriptions of these Affiliated Underlying Funds are set forth below:

AllianzGI Best Styles Global Equity Fund (“Best Styles Global Fund”)

Investment Objective:  Seeks long-term capital appreciation

Fund Focus:  Global Equity Securities

Approximate Primary Capitalization Range:  All capitalizations

The Best Styles Global Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Best Styles Global Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Best Styles Global Fund normally invests at least 40% of its assets in non-U.S. securities, including emerging market securities.

AllianzGI Best Styles U.S. Equity Fund (“Best Styles U.S. Fund”)

Investment Objective:  Seeks long-term capital appreciation

Fund Focus:  U.S. equity securities

Approximate Primary Capitalization Range:  All capitalizations

The Best Styles U.S. Fund seeks to achieve its investment objective by creating a diversified portfolio of U.S. equity securities. The Best Styles U.S. Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies.

AllianzGI Advanced Core Bond Portfolio (“Advanced Core Bond Fund”)

Investment Objective:  Seeks long-term risk adjusted total net return

Portfolio Focus:  Investment Grade Fixed Income Securities

Credit Quality:  Not more than 20% of assets below investment grade

124	Allianz Multi-Strategy Funds

AllianzGI Retirement 2020 Fund (continued)

The Advanced Core Bond Fund seeks to achieve its investment objective by investing in a broad range of fixed income securities and other instruments that the portfolio managers believe will optimize the risk-return profile of the Advanced Core Bond Fund. The Advanced Core Bond Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other fixed income securities, including derivative instruments that provide synthetic exposure to fixed income securities.

AllianzGI Global Dynamic Allocation Fund (“Global Dynamic Fund”)

Investment Objective:  Long-term capital appreciation

The Fund seeks to achieve its investment objective through active allocation among global equity, fixed income and a range of other “opportunistic” asset classes, together with actively managed strategies within those asset classes. The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar-denominated fixed income securities. The Fund’s baseline long-term allocation consists of 60% to global equity exposure and 40% to fixed income exposure as well as an “Opportunistic Component” of up to 20% of its net assets.

Glide path

The Global Dynamic Fund has established strategic Equity Component and strategic Fixed Income Component allocations, which change over time in relation to the Fund’s target retirement date and according to a pre-determined “glide path” as shown in the following table. The target date refers to the approximate year an investor in the Fund would plan to retire (i.e., the Fund’s “target date”). The glide path represents the shifting of strategic Equity Component allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for lower portfolio volatility after retiring. AllianzGI U.S. has determined the glide path based on quantitative and qualitative insights around investor return goals and risk tolerance, investment horizon, capital market assumptions, and behavioral finance aspects. At its target date, each Fund’s strategic Equity Component is anticipated to be approximately 40% of its assets. Before the target date, each Fund’s strategic Equity Component is anticipated to be higher depending on how many years the target date is from the current year. For example, if the target date is 10 years in the future, the table below shows the strategic Equity Component to be 65% and the strategic Fixed Income Component to be 35%.

After the Global Dynamic Fund reaches its target date, its Equity Component will continue to fall by approximately two percentage points each subsequent year, until such time as the Fund is merged into the AllianzGI Multi Asset Income Fund or the Equity Component reaches 30%.

Years to Target Date	Strategic Equity Component (%)	Typical Equity Component (Min/Max %)	Strategic Fixed Income Exposure (%)	Typical Fixed Income Component (Min/Max %)	Typical “Opportunistic” Component (Min/Max %)*
-5**	30	10-40	70	60-90	0-20
0	40	10-55	60	45-90	0-20
+5	53	15-70	47	30-85	0-20
+10	65	30-85	35	15-70	0-20
+15	75	50-90	25	10-50	0-20
+20	85	70-95	15	5-30	0-20
+25	90	80-99	10	1-20	0-20
+30	93	85-99	7	1-15	0-20
+35	93	85-99	7	1-15	0-20
+40	93	85-99	7	1-15	0-20
*	Note Components will always total 100%, including the Opportunistic Component. We note however, that as a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets.
**	After reaching the target date, the Fund’s strategic asset allocation will gradually become more conservative and resemble that of the AllianzGI Multi Asset Income Fund, into which the Fund is expected to merge within eight years provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders.

The table above demonstrates the allocation between the Fund’s Equity Component and Fixed Income Component, which together will always comprise a minimum of 80% of the Fund’s portfolio. In addition, the exposure ranges in the table above indicate the extent to which the Fund’s Equity Component and Fixed Income Component would typically vary from the applicable strategic exposures at a given point in time on the glide path. In addition to the allocations above, the Fund has the ability to invest up to 20% in its Opportunistic Component. The overall allocation to Equity in Global Dynamic Allocation is variable with a strategic long term allocation of 60%.

Prospectus	125

AllianzGI Retirement 2020 Fund (continued)

The strategic Equity and Fixed Income Component allocation ranges set forth in the table above are shown as of a specific target date and will transition over time. For example, the actual Equity and Fixed Income Component allocation ranges for the Fund with 7 years to its target date would fall between the ranges shown above for “+5 Years to Target Date” and “+10 Years to Target Date.” The graph below illustrates how the strategic Equity Component allocation ranges in the table above move along the glide path over time.

In addition to the changes in strategic allocation as its target date approaches, the Fund’s actual exposure may vary substantially over time, depending on such factors as market circumstances and AllianzGI U.S.’s active approach to asset allocation. AllianzGI U.S. applies an active approach to asset allocation to seek to enhance returns over a full market cycle and to mitigate risk, including in times of severe extended market downturns.

The Fund may also gain up to 20% exposure to the Opportunistic Component. Opportunistic Component asset classes include, but are not limited to, those related to emerging market debt, intermediate and long-term high yield debt (commonly referred to as “junk bonds”), commodities and non-U.S. bonds.

Securities, instruments, actively or passively managed strategies whose primary purpose is to gain exposure to one or more of the “opportunistic” asset classes count toward the Opportunistic Component’s 20% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies is not included in the calculation of the Opportunistic Component of the Fund’s portfolio.

As reflected in the equity allocation graph above, the portfolio managers adjust the Fund’s exposure to equities, fixed income, and other asset classes in an effort to mitigate downside risk, including in times of severe market stress, and to increase the return potential in favorable markets. Although the strategic allocation to the Equity Component at the target date is 40%, the actual allocation can be as low as 10% depending on market conditions. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so.

When deciding how to allocate across equity, fixed income and other asset classes, the portfolio managers analyze momentum and momentum reversion as part of the investment process for the Fund. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction.

In addition to momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return.

In implementing these investment strategies, the Fund will make substantial use of futures and forward contracts, both long and short, for bonds, equities, REITs and currencies. The Fund may also incorporate other over-the-counter (OTC) or exchange-traded derivatives to gain, adjust or hedge exposure to different asset classes or market segments. This may include interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund and structured notes. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivatives transactions.

126	Allianz Multi-Strategy Funds

AllianzGI Retirement 2020 Fund (continued)

The Fund strategy focuses on investments in mutual funds and ETFs. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the holding is otherwise deemed inappropriate.

As a result of its derivatives positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Manager’s allocation techniques and decisions and/or the Manager’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to the Underlying Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Prospectus	127

AllianzGI Retirement 2020 Fund (continued)

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Prior to October 1, 2016, the Fund was managed pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below for periods prior to October 1, 2016 under its current investment strategy. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2009–09/30/2009	9.98%
Lowest 07/01/2011–09/30/2011	-8.04%

128	Allianz Multi-Strategy Funds

AllianzGI Retirement 2020 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years	Fund Inception (12/29/08)
Class A — Before Taxes	-11.80%	1.25%	5.46%	5.50%
Class A — After Taxes on Distributions	-13.51%	-0.17%	3.97%	4.01%
Class A — After Taxes on Distributions and Sale of Fund Shares	-6.40%	0.40%	3.79%	3.82%
Class C — Before Taxes	-8.19%	1.65%	5.26%	5.30%
Class R — Before Taxes	-6.94%	1.68%	5.52%	5.56%
Class T — Before Taxes	-9.00%	1.89%	5.79%	5.83%
Class R6 — Before Taxes	-6.24%	2.82%	6.45%	6.49%
Class P — Before Taxes	-6.38%	2.72%	6.35%	6.39%
Administrative Class — Before Taxes	-6.59%	2.46%	6.10%	6.14%
Morningstar Lifetime Moderate 2020 (reflects no deduction for fees, expenses or taxes)	-4.16%	3.87%	8.27%	8.54%
AllianzGI 2020 Strategic Benchmark (reflects no deduction for fees, expenses or taxes)	-3.20%	3.36%	5.83%	5.83%
Lipper Mixed-Asset Target 2020 Funds Average	-4.59%	3.16%	7.58%	7.58%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Alistair Bates, CFA, portfolio manager and assistant vice president, has managed the Fund since 2016.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Paul Pietranico, CFA, portfolio manager and director, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C, Class R and Class T shares and 1-800-498-5413 for Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Prospectus	129

AllianzGI Retirement 2020 Fund (continued)

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

130	Allianz Multi-Strategy Funds

AllianzGI Retirement 2025 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2025 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class R	None	None
Class T	2.50%	None
Class R6	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.05%	0.25%	0.30%	0.63%	1.23%	(0.28)%	0.95%
Class R	0.05	0.50	0.30	0.63	1.48	(0.18)	1.30
Class T	0.05	0.25	0.30	0.63	1.23	(0.28)	0.95
Class R6	0.05	None	0.05	0.63	0.73	(0.18)	0.55
Class P	0.05	None	0.15	0.63	0.83	(0.18)	0.65
Administrative	0.05	0.25	0.15	0.63	1.08	(0.18)	0.90
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) pursuant to an Administration Agreement between AllianzGI U.S. and the Trust.

(3)

AllianzGI U.S. has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding interest, tax, and extraordinary expenses, exceed 0.95% for Class A shares, 1.30% for Class R shares, 0.95% for Class T shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$642	$893	$1,163	$1,933	$642	$893	$1,163	$1,933
Class R	132	450	791	1,753	132	450	791	1,753
Class T	345	604	883	1,677	345	604	883	1,677
Class R6	56	215	388	890	56	215	388	890
Class P	66	247	443	1,009	66	247	443	1,009
Administrative	92	326	578	1,301	92	326	578	1,301

Prospectus	131

AllianzGI Retirement 2025 Fund (continued)

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 19% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund pursues its objective primarily by gaining diversified exposure to core global equity asset classes, including emerging markets equities (the “Equity Component”), and core U.S. fixed income asset classes (the “Fixed Income Component”). The Fund may also gain up to 20% exposure to “opportunistic” asset classes that the portfolio managers believe offer diversification benefits and exhibit risk and return profiles that are different from core Equity and Fixed Income Components (the “Opportunistic Component”). The Manager allocates the Fund’s investments among asset classes in response to changing market, economic, and political factors and events that the Manager believes may affect the value of the Fund’s investments. In making investment decisions for the Fund, the Manager seeks to identify trends and turning points in the global markets. The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in global fixed income securities, including high yield debt (commonly known as “junk bonds”), convertible bonds and emerging market debt. To gain exposure to the various asset classes, the Manager incorporates actively managed strategies and/or passive instruments by investing in certain affiliated mutual funds managed by the Manager and/or its affiliates (the “Affiliated Underlying Funds”), unaffiliated funds and other pooled vehicles (collectively, with the Affiliated Underlying Funds, “Underlying Funds”), exchange-traded funds (“ETFs”) and derivative instruments that give synthetic exposure substantially similar to that of a security, basket of securities or other assets that would otherwise be included in such asset classes.

The Fund expects under normal circumstances: (i) that a significant portion of its Equity Component investments will consist of shares of AllianzGI Best Styles Global Equity Fund and AllianzGI Best Styles U.S. Equity Fund, each an Affiliated Underlying Fund offered through this Prospectus; (ii) that a significant portion of its Fixed Income Component Investments will consist of shares of AllianzGI Advanced Core Bond Portfolio, an Affiliated Underlying Fund that is a series of AllianzGI Institutional Multi-Series Trust that is not publicly offered, but rather offered through a separate Private Placement Memorandum; and, lastly, (iii) that a significant portion of its Equity Component, Fixed Income Component and Opportunistic Component investments will consist of shares of AllianzGI Global Dynamic Allocation Fund, an Affiliated Underlying Fund offered through this Prospectus. Short descriptions of these Affiliated Underlying Funds are set forth below:

AllianzGI Best Styles Global Equity Fund (“Best Styles Global Fund”)

Investment Objective: Seeks long-term capital appreciation

Fund Focus: Global Equity Securities

Approximate Primary Capitalization Range: All capitalizations

The Best Styles Global Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Best Styles Global Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Best Styles Global Fund normally invests at least 40% of its assets in non-U.S. securities, including emerging market securities.

AllianzGI Best Styles U.S. Equity Fund (“Best Styles U.S. Fund”)

Investment Objective: Seeks long-term capital appreciation

Fund Focus: U.S. equity securities

Approximate Primary Capitalization Range: All capitalizations

The Best Styles U.S. Fund seeks to achieve its investment objective by creating a diversified portfolio of U.S. equity securities. The Best Styles U.S. Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies.

AllianzGI Advanced Core Bond Portfolio (“Advanced Core Bond Fund”)

Investment Objective: Seeks long-term risk adjusted total net return

Portfolio Focus: Investment Grade Fixed Income Securities

Credit Quality: Not more than 20% of assets below investment grade

132	Allianz Multi-Strategy Funds

AllianzGI Retirement 2025 Fund (continued)

The Advanced Core Bond Fund seeks to achieve its investment objective by investing in a broad range of fixed income securities and other instruments that the portfolio managers believe will optimize the risk-return profile of the Advanced Core Bond Fund. The Advanced Core Bond Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other fixed income securities, including derivative instruments that provide synthetic exposure to fixed income securities.

AllianzGI Global Dynamic Allocation Fund (“Global Dynamic Fund”)

Investment Objective: Long-term capital appreciation

The Global Dynamic Fund seeks to achieve its investment objective through active allocation among global equity, fixed income and a range of other “opportunistic” asset classes, together with actively managed strategies within those asset classes. The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar-denominated fixed income securities. The Fund’s baseline long-term allocation consists of 60% to global equity exposure and 40% to fixed income exposure as well as an “Opportunistic Component” of up to 20% of its net assets.

Glide path

The Fund has established strategic Equity Component and strategic Fixed Income Component allocations, which change over time in relation to the Fund’s target retirement date and according to a pre-determined “glide path” as shown in the following table. The target date refers to the approximate year an investor in the Fund would plan to retire (i.e., the Fund’s “target date”). The glide path represents the shifting of strategic Equity Component allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for lower portfolio volatility after retiring. AllianzGI U.S. has determined the glide path based on quantitative and qualitative insights around investor return goals and risk tolerance, investment horizon, capital market assumptions, and behavioral finance aspects. At its target date, each Fund’s strategic Equity Component is anticipated to be approximately 40% of its assets. Before the target date, each Fund’s strategic Equity Component is anticipated to be higher depending on how many years the target date is from the current year. For example, if the target date is 10 years in the future, the table below shows the strategic Equity Component to be 65% and the strategic Fixed Income Component to be 35%.

After the Fund reaches its target date, its Equity Component will continue to fall by approximately two percentage points each subsequent year, until such time as the Fund is merged into the AllianzGI Multi Asset Income Fund or the Equity Component reaches 30%.

Years to Target Date	Strategic Equity Component (%)	Typical Equity Component (Min/Max %)	Strategic Fixed Income Exposure (%)	Typical Fixed Income Component (Min/Max %)	Typical “Opportunistic” Component (Min/Max %)*
-5**	30	10-40	70	60-90	0-20
0	40	10-55	60	45-90	0-20
+5	53	15-70	47	30-85	0-20
+10	65	30-85	35	15-70	0-20
+15	75	50-90	25	10-50	0-20
+20	85	70-95	15	5-30	0-20
+25	90	80-99	10	1-20	0-20
+30	93	85-99	7	1-15	0-20
+35	93	85-99	7	1-15	0-20
+40	93	85-99	7	1-15	0-20
*	Note Components will always total 100%, including the Opportunistic Component. We note however, that as a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets.
**	After reaching the target date, the Fund’s strategic asset allocation will gradually become more conservative and resemble that of the AllianzGI Multi Asset Income Fund, into which the Fund is expected to merge within eight years provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders.

The table above demonstrates the allocation between the Fund’s Equity Component and Fixed Income Component, which together will always comprise a minimum of 80% of the Fund’s portfolio. In addition, the exposure ranges in the table above indicate the extent to which the Fund’s Equity Component and Fixed Income Component would typically vary from the applicable strategic exposures at a given point in time on the glide path. In addition to the allocations above, the Fund has the ability to invest up to 20% in its Opportunistic Component. The overall allocation to Equity in Global Dynamic Allocation is variable with a strategic long term allocation of 60%.

Prospectus	133

AllianzGI Retirement 2025 Fund (continued)

The strategic Equity and Fixed Income Component allocation ranges set forth in the table above are shown as of a specific target date and will transition over time. For example, the actual Equity and Fixed Income Component allocation ranges for the Fund with 7 years to its target date would fall between the ranges shown above for “+5 Years to Target Date” and “+10 Years to Target Date.” The graph below illustrates how the strategic Equity Component allocation ranges in the table above move along the glide path over time.

In addition to the changes in strategic allocation as its target date approaches, the Fund’s actual exposure may vary substantially over time, depending on such factors as market circumstances and AllianzGI U.S.’s active approach to asset allocation. AllianzGI U.S. applies an active approach to asset allocation to seek to enhance returns over a full market cycle and to mitigate risk, including in times of severe extended market downturns.

The Fund may also gain up to 20% exposure to the Opportunistic Component. Opportunistic Component asset classes include, but are not limited to, those related to emerging market debt, intermediate and long-term high yield debt (commonly referred to as “junk bonds”), commodities and non-U.S. bonds.

Securities, instruments, actively or passively managed strategies whose primary purpose is to gain exposure to one or more of the “opportunistic” asset classes count toward the Opportunistic Component’s 20% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies is not included in the calculation of the Opportunistic Component of the Fund’s portfolio.

As reflected in the equity allocation graph above, the portfolio managers adjust the Fund’s exposure to equities, fixed income, and other asset classes in an effort to mitigate downside risk, including in times of severe market stress, and to increase the return potential in favorable markets. Although the strategic allocation to the Equity Component at the target date is 40%, the actual allocation can be as low as 10% depending on market conditions. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so.

When deciding how to allocate across equity, fixed income and other asset classes, the portfolio managers analyze momentum and momentum reversion as part of the investment process for the Fund. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction.

In addition to momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return.

In implementing these investment strategies, the Fund will make substantial use of futures and forward contracts, both long and short, for bonds, equities, REITs and currencies. The Fund may also incorporate other over-the-counter (OTC) or exchange-traded derivatives to gain, adjust or hedge exposure to different asset classes or market segments. This may include interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund and structured notes. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivatives transactions.

134	Allianz Multi-Strategy Funds

AllianzGI Retirement 2025 Fund (continued)

The Fund strategy focuses on investments in mutual funds and ETFs. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the holding is otherwise deemed inappropriate.

As a result of its derivatives positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Manager’s allocation techniques and decisions and/or the Manager’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to the Underlying Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Prospectus	135

AllianzGI Retirement 2025 Fund (continued)

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Prior to October 1, 2016, the Fund was managed pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below for periods prior to October 1, 2016 under its current investment strategy. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2012–03/31/2012	5.18%
Lowest 10/01/2018–12/31/2018	-8.40%

136	Allianz Multi-Strategy Funds

AllianzGI Retirement 2025 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Fund Inception (12/19/11)
Class A — Before Taxes	-12.83%	1.67%	3.56%
Class A — After Taxes on Distributions	-14.71%	0.17%	2.17%
Class A — After Taxes on Distributions and Sale of Fund Shares	-7.00%	0.70%	2.21%
Class R — Before Taxes	-8.03%	2.47%	4.03%
Class T — Before Taxes	-10.06%	2.31%	4.02%
Class R6 — Before Taxes	-7.42%	3.24%	4.81%
Class P — Before Taxes	-7.46%	3.15%	4.72%
Administrative Class — Before Taxes	-7.75%	2.87%	4.44%
Morningstar Lifetime Moderate 2025 (reflects no deduction for fees, expenses or taxes)	-4.90%	4.16%	7.58%
AllianzGI 2025 Strategic Benchmark (reflects no deduction for fees, expenses or taxes)	-4.22%	3.70%	4.90%
Lipper Mixed-Asset Target 2025 Funds Average	-5.22%	3.55%	6.58%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Alistair Bates, CFA, portfolio manager and assistant vice president, has managed the Fund since 2016.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Paul Pietranico, CFA, portfolio manager and director, has managed the Fund since 2011.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class R and Class T shares and 1-800-498-5413 for Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	137

AllianzGI Retirement 2030 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2030 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class T	2.50%	None
Class R6	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.05%	0.25%	0.30%	0.62%	1.22%	(0.27)%	0.95%
Class C	0.05	1.00	0.30	0.62	1.97	(0.27)	1.70
Class R	0.05	0.50	0.30	0.62	1.47	(0.17)	1.30
Class T	0.05	0.25	0.30	0.62	1.22	(0.27)	0.95
Class R6	0.05	None	0.05	0.62	0.72	(0.17)	0.55
Class P	0.05	None	0.15	0.62	0.82	(0.17)	0.65
Administrative	0.05	0.25	0.15	0.62	1.07	(0.17)	0.90
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) pursuant to an Administration Agreement between AllianzGI U.S. and the Trust.

(3)

AllianzGI U.S. has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding interest, tax, and extraordinary expenses, exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.95% for Class T shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$642	$891	$1,159	$1,923	$642	$891	$1,159	$1,923
Class C	273	592	1,037	2,274	173	592	1,037	2,274
Class R	132	448	787	1,743	132	448	787	1,743
Class T	345	601	878	1,667	345	601	878	1,667
Class R6	56	213	384	879	56	213	384	879
Class P	66	245	438	998	66	245	438	998
Administrative	92	323	574	1,290	92	323	574	1,290

138	Allianz Multi-Strategy Funds

AllianzGI Retirement 2030 Fund (continued)

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 16% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund pursues its objective primarily by gaining diversified exposure to core global equity asset classes, including emerging markets equities (the “Equity Component”), and core U.S. fixed income asset classes (the “Fixed Income Component”). The Fund may also gain up to 20% exposure to “opportunistic” asset classes that the portfolio managers believe offer diversification benefits and exhibit risk and return profiles that are different from core Equity and Fixed Income Components (the “Opportunistic Component”). The Manager allocates the Fund’s investments among asset classes in response to changing market, economic, and political factors and events that the Manager believes may affect the value of the Fund’s investments. In making investment decisions for the Fund, the Manager seeks to identify trends and turning points in the global markets. The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in global fixed income securities, including high yield debt (commonly known as “junk bonds”), convertible bonds and emerging market debt. To gain exposure to the various asset classes, the Manager incorporates actively managed strategies and/or passive instruments by investing in certain affiliated mutual funds managed by the Manager and/or its affiliates (the “Affiliated Underlying Funds”), unaffiliated funds and other pooled vehicles (collectively, with the Affiliated Underlying Funds, “Underlying Funds”), exchange-traded funds (“ETFs”) and derivative instruments that give synthetic exposure substantially similar to that of a security, basket of securities or other assets that would otherwise be included in such asset classes.

The Fund expects under normal circumstances: (i) that a significant portion of its Equity Component investments will consist of shares of AllianzGI Best Styles Global Equity Fund and AllianzGI Best Styles U.S. Equity Fund, each an Affiliated Underlying Fund offered through this Prospectus; (ii) that a significant portion of its Fixed Income Component Investments will consist of shares of AllianzGI Advanced Core Bond Portfolio, an Affiliated Underlying Fund that is a series of AllianzGI Institutional Multi-Series Trust that is not publicly offered, but rather offered through a separate Private Placement Memorandum; and, lastly, (iii) that a significant portion of its Equity Component, Fixed Income Component and Opportunistic Component investments will consist of shares of AllianzGI Global Dynamic Allocation Fund, an Affiliated Underlying Fund offered through this Prospectus. Short descriptions of these Affiliated Underlying Funds are set forth below:

AllianzGI Best Styles Global Equity Fund (“Best Styles Global Fund”)

Investment Objective: Seeks long-term capital appreciation

Fund Focus: Global Equity Securities

Approximate Primary Capitalization Range: All capitalizations

The Best Styles Global Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Best Styles Global Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Best Styles Global Fund normally invests at least 40% of its assets in non-U.S. securities, including emerging market securities.

AllianzGI Best Styles U.S. Equity Fund (“Best Styles U.S. Fund”)

Investment Objective: Seeks long-term capital appreciation

Fund Focus: U.S. equity securities

Approximate Primary Capitalization Range: All capitalizations

The Best Styles U.S. Fund seeks to achieve its investment objective by creating a diversified portfolio of U.S. equity securities. The Best Styles U.S. Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies.

AllianzGI Advanced Core Bond Portfolio (“Advanced Core Bond Fund”)

Investment Objective: Seeks long-term risk adjusted total net return

Portfolio Focus: Investment Grade Fixed Income Securities

Credit Quality: Not more than 20% of assets below investment grade

Prospectus	139

AllianzGI Retirement 2030 Fund (continued)

The Advanced Core Bond Fund seeks to achieve its investment objective by investing in a broad range of fixed income securities and other instruments that the portfolio managers believe will optimize the risk-return profile of the Advanced Core Bond Fund. The Advanced Core Bond Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other fixed income securities, including derivative instruments that provide synthetic exposure to fixed income securities.

AllianzGI Global Dynamic Allocation Fund (“Global Dynamic Fund”)

Investment Objective: Long-term capital appreciation

The Global Dynamic Fund seeks to achieve its investment objective through active allocation among global equity, fixed income and a range of other “opportunistic” asset classes, together with actively managed strategies within those asset classes. The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar-denominated fixed income securities. The Fund’s baseline long-term allocation consists of 60% to global equity exposure and 40% to fixed income exposure as well as an “Opportunistic Component” of up to 20% of its net assets.

Glide path

The Fund has established strategic Equity Component and strategic Fixed Income Component allocations, which change over time in relation to the Fund’s target retirement date and according to a pre-determined “glide path” as shown in the following table. The target date refers to the approximate year an investor in the Fund would plan to retire (i.e., the Fund’s “target date”). The glide path represents the shifting of strategic Equity Component allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for lower portfolio volatility after retiring. AllianzGI U.S. has determined the glide path based on quantitative and qualitative insights around investor return goals and risk tolerance, investment horizon, capital market assumptions, and behavioral finance aspects. At its target date, each Fund’s strategic Equity Component is anticipated to be approximately 40% of its assets. Before the target date, each Fund’s strategic Equity Component is anticipated to be higher depending on how many years the target date is from the current year. For example, if the target date is 10 years in the future, the table below shows the strategic Equity Component to be 65% and the strategic Fixed Income Component to be 35%.

After the Fund reaches its target date, its Equity Component will continue to fall by approximately two percentage points each subsequent year, until such time as the Fund is merged into the AllianzGI Multi Asset Income Fund or the Equity Component reaches 30%.

Years to Target Date	Strategic Equity Component (%)	Typical Equity Component (Min/Max %)	Strategic Fixed Income Exposure (%)	Typical Fixed Income Component (Min/Max %)	Typical “Opportunistic” Component (Min/Max %)*
-5**	30	10-40	70	60-90	0-20
0	40	10-55	60	45-90	0-20
+5	53	15-70	47	30-85	0-20
+10	65	30-85	35	15-70	0-20
+15	75	50-90	25	10-50	0-20
+20	85	70-95	15	5-30	0-20
+25	90	80-99	10	1-20	0-20
+30	93	85-99	7	1-15	0-20
+35	93	85-99	7	1-15	0-20
+40	93	85-99	7	1-15	0-20
*	Note Components will always total 100%, including the Opportunistic Component. We note however, that as a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets.
**	After reaching the target date, the Fund’s strategic asset allocation will gradually become more conservative and resemble that of the AllianzGI Multi Asset Income Fund, into which the Fund is expected to merge within eight years provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders.

The table above demonstrates the allocation between the Fund’s Equity Component and Fixed Income Component, which together will always comprise a minimum of 80% of the Fund’s portfolio. In addition, the exposure ranges in the table above indicate the extent to which the Fund’s Equity Component and Fixed Income Component would typically vary from the applicable strategic exposures at a given point in time on the glide path. In addition to the allocations above, the Fund has the ability to invest up to 20% in its Opportunistic Component. The overall allocation to Equity in Global Dynamic Allocation is variable with a strategic long term allocation of 60%.

140	Allianz Multi-Strategy Funds

AllianzGI Retirement 2030 Fund (continued)

The strategic Equity and Fixed Income Component allocation ranges set forth in the table above are shown as of a specific target date and will transition over time. For example, the actual Equity and Fixed Income Component allocation ranges for the Fund with 7 years to its target date would fall between the ranges shown above for “+5 Years to Target Date” and “+10 Years to Target Date.” The graph below illustrates how the strategic Equity Component allocation ranges in the table above move along the glide path over time.

In addition to the changes in strategic allocation as its target date approaches, the Fund’s actual exposure may vary substantially over time, depending on such factors as market circumstances and AllianzGI U.S.’s active approach to asset allocation. AllianzGI U.S. applies an active approach to asset allocation to seek to enhance returns over a full market cycle and to mitigate risk, including in times of severe extended market downturns.

The Fund may also gain up to 20% exposure to the Opportunistic Component. Opportunistic Component asset classes include, but are not limited to, those related to emerging market debt, intermediate and long-term high yield debt (commonly referred to as “junk bonds”), commodities and non-U.S. bonds.

Securities, instruments, actively or passively managed strategies whose primary purpose is to gain exposure to one or more of the “opportunistic” asset classes count toward the Opportunistic Component’s 20% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies is not included in the calculation of the Opportunistic Component of the Fund’s portfolio.

As reflected in the equity allocation graph above, the portfolio managers adjust the Fund’s exposure to equities, fixed income, and other asset classes in an effort to mitigate downside risk, including in times of severe market stress, and to increase the return potential in favorable markets. Although the strategic allocation to the Equity Component at the target date is 40%, the actual allocation can be as low as 10% depending on market conditions. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so.

When deciding how to allocate across equity, fixed income and other asset classes, the portfolio managers analyze momentum and momentum reversion as part of the investment process for the Fund. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction.

In addition to momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return.

In implementing these investment strategies, the Fund will make substantial use of futures and forward contracts, both long and short, for bonds, equities, REITs and currencies. The Fund may also incorporate other over-the-counter (OTC) or exchange-traded derivatives to gain, adjust or hedge exposure to different asset classes or market segments. This may include interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund and structured notes. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivatives transactions.

The Fund strategy focuses on investments in mutual funds and ETFs. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities,

Prospectus	141

AllianzGI Retirement 2030 Fund (continued)

mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the holding is otherwise deemed inappropriate.

As a result of its derivatives positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Manager’s allocation techniques and decisions and/or the Manager’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to the Underlying Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

142	Allianz Multi-Strategy Funds

AllianzGI Retirement 2030 Fund (continued)

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of four broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Prior to October 1, 2016, the Fund was managed pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below for periods prior to October 1, 2016 under its current investment strategy. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2009–06/30/2009	13.97%
Lowest 07/01/2011–09/30/2011	-11.80%

Prospectus	143

AllianzGI Retirement 2030 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years	Fund Inception (12/29/08)
Class A — Before Taxes	-14.00%	1.68%	6.56%	6.64%
Class A — After Taxes on Distributions	-15.86%	0.02%	4.90%	4.98%
Class A — After Taxes on Distributions and Sale of Fund Shares	-7.65%	0.67%	4.66%	4.72%
Class C — Before Taxes	-10.50%	2.06%	6.40%	6.48%
Class R — Before Taxes	-9.28%	2.48%	6.86%	6.94%
Class T — Before Taxes	-11.27%	2.32%	6.90%	6.98%
Class R6 — Before Taxes	-8.60%	3.25%	7.60%	7.68%
Class P — Before Taxes	-8.68%	3.15%	7.50%	7.58%
Administrative Class — Before Taxes	-8.93%	2.90%	7.26%	7.34%
Morningstar Lifetime Moderate 2030 (reflects no deduction for fees, expenses or taxes)	-5.82%	4.44%	9.74%	10.08%
AllianzGI 2030 Strategic Benchmark (reflects no deduction for fees, expenses or taxes)	-5.16%	3.96%	7.24%	7.24%
Lipper Mixed-Asset Target 2030 Funds Average	-6.30%	3.78%	8.84%	8.84%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Alistair Bates, CFA, portfolio manager and assistant vice president, has managed the Fund since 2016.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Paul Pietranico, CFA, portfolio manager and director, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C, Class R and Class T shares and 1-800-498-5413 for Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

144	Allianz Multi-Strategy Funds

AllianzGI Retirement 2030 Fund (continued)

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	145

AllianzGI Retirement 2035 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2035 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class R	None	None
Class T	2.50%	None
Class R6	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.05%	0.25%	0.30%	0.56%	1.16%	(0.21)%	0.95%
Class R	0.05	0.50	0.30	0.56	1.41	(0.11)	1.30
Class T	0.05	0.25	0.30	0.56	1.16	(0.21)	0.95
Class R6	0.05	None	0.05	0.56	0.66	(0.11)	0.55
Class P	0.05	None	0.15	0.56	0.76	(0.11)	0.65
Administrative	0.05	0.25	0.15	0.56	1.01	(0.11)	0.90
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) pursuant to an Administration Agreement between AllianzGI U.S. and the Trust.

(3)

AllianzGI U.S. has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding interest, tax, and extraordinary expenses, exceed 0.95% for Class A shares, 1.30% for Class R shares, 0.95% for Class T shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$642	$879	$1,134	$1,864	$642	$879	$1,134	$1,864
Class R	132	435	761	1,681	132	435	761	1,681
Class T	345	589	853	1,606	345	589	853	1,606
Class R6	56	200	357	812	56	200	357	812
Class P	66	232	412	932	66	232	412	932
Administrative	92	311	547	1,226	92	311	547	1,226

146	Allianz Multi-Strategy Funds

AllianzGI Retirement 2035 Fund (continued)

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 19% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund pursues its objective primarily by gaining diversified exposure to core global equity asset classes, including emerging markets equities (the “Equity Component”), and core U.S. fixed income asset classes (the “Fixed Income Component”). The Fund may also gain up to 20% exposure to “opportunistic” asset classes that the portfolio managers believe offer diversification benefits and exhibit risk and return profiles that are different from core Equity and Fixed Income Components (the “Opportunistic Component”). The Manager allocates the Fund’s investments among asset classes in response to changing market, economic, and political factors and events that the Manager believes may affect the value of the Fund’s investments. In making investment decisions for the Fund, the Manager seeks to identify trends and turning points in the global markets. The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in global fixed income securities, including high yield debt (commonly known as “junk bonds”), convertible bonds and emerging market debt. To gain exposure to the various asset classes, the Manager incorporates actively managed strategies and/or passive instruments by investing in certain affiliated mutual funds managed by the Manager and/or its affiliates (the “Affiliated Underlying Funds”), unaffiliated funds and other pooled vehicles (collectively, with the Affiliated Underlying Funds, “Underlying Funds”), exchange-traded funds (“ETFs”) and derivative instruments that give synthetic exposure substantially similar to that of a security, basket of securities or other assets that would otherwise be included in such asset classes.

The Fund expects under normal circumstances: (i) that a significant portion of its Equity Component investments will consist of shares of AllianzGI Best Styles Global Equity Fund and AllianzGI Best Styles U.S. Equity Fund, each an Affiliated Underlying Fund offered through this Prospectus; (ii) that a significant portion of its Fixed Income Component Investments will consist of shares of AllianzGI Advanced Core Bond Portfolio, an Affiliated Underlying Fund that is a series of AllianzGI Institutional Multi-Series Trust that is not publicly offered, but rather offered through a separate Private Placement Memorandum; and, lastly, (iii) that a significant portion of its Equity Component, Fixed Income Component and Opportunistic Component investments will consist of shares of AllianzGI Global Dynamic Allocation Fund, an Affiliated Underlying Fund offered through this Prospectus. Short descriptions of these Affiliated Underlying Funds are set forth below:

AllianzGI Best Styles Global Equity Fund (“Best Styles Global Fund”)

Investment Objective: Seeks long-term capital appreciation

Fund Focus: Global Equity Securities

Approximate Primary Capitalization Range: All capitalizations

The Best Styles Global Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Best Styles Global Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Best Styles Global Fund normally invests at least 40% of its assets in non-U.S. securities, including emerging market securities.

AllianzGI Best Styles U.S. Equity Fund (“Best Styles U.S. Fund”)

Investment Objective: Seeks long-term capital appreciation

Fund Focus: U.S. equity securities

Approximate Primary Capitalization Range: All capitalizations

The Best Styles U.S. Fund seeks to achieve its investment objective by creating a diversified portfolio of U.S. equity securities. The Best Styles U.S. Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies.

AllianzGI Advanced Core Bond Portfolio (“Advanced Core Bond Fund”)

Investment Objective: Seeks long-term risk adjusted total net return

Portfolio Focus: Investment Grade Fixed Income Securities

Credit Quality: Not more than 20% of assets below investment grade

The Advanced Core Bond Fund seeks to achieve its investment objective by investing in a broad range of fixed income securities and other instruments that the portfolio managers believe will optimize the risk-return profile

Prospectus	147

AllianzGI Retirement 2035 Fund (continued)

of the Advanced Core Bond Fund. The Advanced Core Bond Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other fixed income securities, including derivative instruments that provide synthetic exposure to fixed income securities.

AllianzGI Global Dynamic Allocation Fund (“Global Dynamic Fund”)

Investment Objective: Long-term capital appreciation

The Global Dynamic Fund seeks to achieve its investment objective through active allocation among global equity, fixed income and a range of other “opportunistic” asset classes, together with actively managed strategies within those asset classes. The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar-denominated fixed income securities. The Fund’s baseline long-term allocation consists of 60% to global equity exposure and 40% to fixed income exposure as well as an “Opportunistic Component” of up to 20% of its net assets.

Glide path

The Fund has established strategic Equity Component and strategic Fixed Income Component allocations, which change over time in relation to the Fund’s target retirement date and according to a pre-determined “glide path” as shown in the following table. The target date refers to the approximate year an investor in the Fund would plan to retire (i.e., the Fund’s “target date”). The glide path represents the shifting of strategic Equity Component allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for lower portfolio volatility after retiring. AllianzGI U.S. has determined the glide path based on quantitative and qualitative insights around investor return goals and risk tolerance, investment horizon, capital market assumptions, and behavioral finance aspects. At its target date, each Fund’s strategic Equity Component is anticipated to be approximately 40% of its assets. Before the target date, each Fund’s strategic Equity Component is anticipated to be higher depending on how many years the target date is from the current year. For example, if the target date is 10 years in the future, the table below shows the strategic Equity Component to be 65% and the strategic Fixed Income Component to be 35%.

After the Fund reaches its target date, its Equity Component will continue to fall by approximately two percentage points each subsequent year, until such time as the Fund is merged into the AllianzGI Multi Asset Income Fund or the Equity Component reaches 30%.

Years to Target Date	Strategic Equity Component (%)	Typical Equity Component (Min/Max %)	Strategic Fixed Income Exposure (%)	Typical Fixed Income Component (Min/ Max %)	Typical “Opportunistic” Component (Min/Max%)*
-5**	30	10-40	70	60-90	0-20
0	40	10-55	60	45-90	0-20
+5	53	15-70	47	30-85	0-20
+10	65	30-85	35	15-70	0-20
+15	75	50-90	25	10-50	0-20
+20	85	70-95	15	5-30	0-20
+25	90	80-99	10	1-20	0-20
+30	93	85-99	7	1-15	0-20
+35	93	85-99	7	1-15	0-20
+40	93	85-99	7	1-15	0-20
*	Note Components will always total 100%, including the Opportunistic Component. We note however, that as a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets.
**	After reaching the target date, the Fund’s strategic asset allocation will gradually become more conservative and resemble that of the AllianzGI Multi Asset Income Fund, into which the Fund is expected to merge within eight years provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders.

The table above demonstrates the allocation between the Fund’s Equity Component and Fixed Income Component, which together will always comprise a minimum of 80% of the Fund’s portfolio. In addition, the exposure ranges in the table above indicate the extent to which the Fund’s Equity Component and Fixed Income Component would typically vary from the applicable strategic exposures at a given point in time on the glide path. In addition to the allocations above, the Fund has the ability to invest up to 20% in its Opportunistic Component. The overall allocation to Equity in Global Dynamic Allocation is variable with a strategic long term allocation of 60%.

148	Allianz Multi-Strategy Funds

AllianzGI Retirement 2035 Fund (continued)

The strategic Equity and Fixed Income Component allocation ranges set forth in the table above are shown as of a specific target date and will transition over time. For example, the actual Equity and Fixed Income Component allocation ranges for the Fund with 7 years to its target date would fall between the ranges shown above for “+5 Years to Target Date” and “+10 Years to Target Date.” The graph below illustrates how the strategic Equity Component allocation ranges in the table above move along the glide path over time.

In addition to the changes in strategic allocation as its target date approaches, the Fund’s actual exposure may vary substantially over time, depending on such factors as market circumstances and AllianzGI U.S.’s active approach to asset allocation. AllianzGI U.S. applies an active approach to asset allocation to seek to enhance returns over a full market cycle and to mitigate risk, including in times of severe extended market downturns.

The Fund may also gain up to 20% exposure to the Opportunistic Component. Opportunistic Component asset classes include, but are not limited to, those related to emerging market debt, intermediate and long-term high yield debt (commonly referred to as “junk bonds”), commodities and non-U.S. bonds.

Securities, instruments, actively or passively managed strategies whose primary purpose is to gain exposure to one or more of the “opportunistic” asset classes count toward the Opportunistic Component’s 20% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies is not included in the calculation of the Opportunistic Component of the Fund’s portfolio.

As reflected in the equity allocation graph above, the portfolio managers adjust the Fund’s exposure to equities, fixed income, and other asset classes in an effort to mitigate downside risk, including in times of severe market stress, and to increase the return potential in favorable markets. Although the strategic allocation to the Equity Component at the target date is 40%, the actual allocation can be as low as 10% depending on market conditions. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so.

When deciding how to allocate across equity, fixed income and other asset classes, the portfolio managers analyze momentum and momentum reversion as part of the investment process for the Fund. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction.

In addition to momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return.

In implementing these investment strategies, the Fund will make substantial use of futures and forward contracts, both long and short, for bonds, equities, REITs and currencies. The Fund may also incorporate other over-the-counter (OTC) or exchange-traded derivatives to gain, adjust or hedge exposure to different asset classes or market segments. This may include interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund and structured notes. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivatives transactions.

Prospectus	149

AllianzGI Retirement 2035 Fund (continued)

The Fund strategy focuses on investments in mutual funds and ETFs. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the holding is otherwise deemed inappropriate.

As a result of its derivatives positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Manager’s allocation techniques and decisions and/or the Manager’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to the Underlying Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

150	Allianz Multi-Strategy Funds

AllianzGI Retirement 2035 Fund (continued)

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Prior to October 1, 2016, the Fund was managed pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below for periods prior to October 1, 2016 under its current investment strategy. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2012–03/31/2012	7.37%
Lowest 10/01/2018–12/31/2018	-11.50%

Prospectus	151

AllianzGI Retirement 2035 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Fund Inception (12/19/11)
Class A — Before Taxes	-14.76%	1.84%	4.80%
Class A — After Taxes on Distributions	-17.20%	-0.02%	3.09%
Class A —After Taxes on Distributions and Sale of Fund Shares	-7.72%	0.75%	3.11%
Class R — Before Taxes	-10.07%	2.64%	5.28%
Class T — Before Taxes	-12.05%	2.48%	5.26%
Class R6 — Before Taxes	-9.43%	3.41%	6.07%
Class P — Before Taxes	-9.52%	3.31%	5.97%
Administrative Class — Before Taxes	-9.72%	3.05%	5.70%
Morningstar Lifetime Moderate 2035 (reflects no deduction for fees, expenses or taxes)	-6.82%	4.61%	8.98%
AllianzGI 2035 Strategic Benchmark (reflects no deduction for fees, expenses or taxes)	-5.99%	4.05%	6.49%
Lipper Mixed-Asset Target 2035 Funds Average	-7.14%	4.07%	7.69%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Alistair Bates, CFA, portfolio manager and assistant vice president, has managed the Fund since 2016.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Paul Pietranico, CFA, portfolio manager and director, has managed the Fund since 2011.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class R and Class T shares and 1-800-498-5413 for Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

152	Allianz Multi-Strategy Funds

AllianzGI Retirement 2035 Fund (continued)

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	153

AllianzGI Retirement 2040 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2040 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class T	2.50%	None
Class R6	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.05%	0.25%	0.30%	0.51%	1.11%	(0.16)%	0.95%
Class C	0.05	1.00	0.30	0.51	1.86	(0.16)	1.70
Class R	0.05	0.50	0.30	0.51	1.36	(0.06)	1.30
Class T	0.05	0.25	0.30	0.51	1.11	(0.16)	0.95
Class R6	0.05	None	0.05	0.51	0.61	(0.06)	0.55
Class P	0.05	None	0.15	0.51	0.71	(0.06)	0.65
Administrative	0.05	0.25	0.15	0.51	0.96	(0.06)	0.90
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) pursuant to an Administration Agreement between AllianzGI U.S. and the Trust.

(3)

AllianzGI U.S. has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding interest, tax, and extraordinary expenses, exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.95% for Class T shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$642	$868	$1,113	$1,814	$642	$868	$1,113	$1,814
Class C	273	569	991	2,167	173	569	991	2,167
Class R	132	425	739	1,630	132	425	739	1,630
Class T	345	579	831	1,554	345	579	831	1,554

154	Allianz Multi-Strategy Funds

AllianzGI Retirement 2040 Fund (continued)

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class R6	$56	$189	$334	$756	$56	$189	$334	$756
Class P	66	221	389	877	66	221	389	877
Administrative	92	300	525	1,173	92	300	525	1,173

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 18% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund pursues its objective primarily by gaining diversified exposure to core global equity asset classes, including emerging markets equities (the “Equity Component”), and core U.S. fixed income asset classes (the “Fixed Income Component”). The Fund may also gain up to 20% exposure to “opportunistic” asset classes that the portfolio managers believe offer diversification benefits and exhibit risk and return profiles that are different from core Equity and Fixed Income Components (the “Opportunistic Component”). The Manager allocates the Fund’s investments among asset classes in response to changing market, economic, and political factors and events that the Manager believes may affect the value of the Fund’s investments. In making investment decisions for the Fund, the Manager seeks to identify trends and turning points in the global markets. The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in global fixed income securities, including high yield debt (commonly known as “junk bonds”), convertible bonds and emerging market debt. To gain exposure to the various asset classes, the Manager incorporates actively managed strategies and/or passive instruments by investing in certain affiliated mutual funds managed by the Manager and/or its affiliates (the “Affiliated Underlying Funds”), unaffiliated funds and other pooled vehicles (collectively, with the Affiliated Underlying Funds, “Underlying Funds”), exchange-traded funds (“ETFs”) and derivative instruments that give synthetic exposure substantially similar to that of a security, basket of securities or other assets that would otherwise be included in such asset classes.

The Fund expects under normal circumstances: (i) that a significant portion of its Equity Component investments will consist of shares of AllianzGI Best Styles Global Equity Fund and AllianzGI Best Styles U.S. Equity Fund, each an Affiliated Underlying Fund offered through this Prospectus; (ii) that a significant portion of its Fixed Income Component Investments will consist of shares of AllianzGI Advanced Core Bond Portfolio, an Affiliated Underlying Fund that is a series of AllianzGI Institutional Multi-Series Trust that is not publicly offered, but rather offered through a separate Private Placement Memorandum; and, lastly, (iii) that a significant portion of its Equity Component, Fixed Income Component and Opportunistic Component investments will consist of shares of AllianzGI Global Dynamic Allocation Fund, an Affiliated Underlying Fund offered through this Prospectus. Short descriptions of these Affiliated Underlying Funds are set forth below:

AllianzGI Best Styles Global Equity Fund (“Best Styles Global Fund”)

Investment Objective: Seeks long-term capital appreciation

Fund Focus: Global Equity Securities

Approximate Primary Capitalization Range: All capitalizations

The Best Styles Global Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Best Styles Global Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Best Styles Global Fund normally invests at least 40% of its assets in non-U.S. securities, including emerging market securities.

AllianzGI Best Styles U.S. Equity Fund (“Best Styles U.S. Fund”)

Investment Objective: Seeks long-term capital appreciation

Fund Focus: U.S. equity securities

Approximate Primary Capitalization Range: All capitalizations

The Best Styles U.S. Fund seeks to achieve its investment objective by creating a diversified portfolio of U.S. equity securities. The Best Styles U.S. Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies.

Prospectus	155

AllianzGI Retirement 2040 Fund (continued)

AllianzGI Advanced Core Bond Portfolio (“Advanced Core Bond Fund”)

Investment Objective: Seeks long-term risk adjusted total net return

Portfolio Focus: Investment Grade Fixed Income Securities

Credit Quality: Not more than 20% of assets below investment grade

The Advanced Core Bond Fund seeks to achieve its investment objective by investing in a broad range of fixed income securities and other instruments that the portfolio managers believe will optimize the risk-return profile of the Advanced Core Bond Fund. The Advanced Core Bond Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other fixed income securities, including derivative instruments that provide synthetic exposure to fixed income securities.

AllianzGI Global Dynamic Allocation Fund (“Global Dynamic Fund”)

Investment Objective: Long-term capital appreciation

The Global Dynamic Fund seeks to achieve its investment objective through active allocation among global equity, fixed income and a range of other “opportunistic” asset classes, together with actively managed strategies within those asset classes. The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar-denominated fixed income securities. The Fund’s baseline long-term allocation consists of 60% to global equity exposure and 40% to fixed income exposure as well as an “Opportunistic Component” of up to 20% of its net assets.

Glide path

The Fund has established strategic Equity Component and strategic Fixed Income Component allocations, which change over time in relation to the Fund’s target retirement date and according to a pre-determined “glide path” as shown in the following table. The target date refers to the approximate year an investor in the Fund would plan to retire (i.e., the Fund’s “target date”). The glide path represents the shifting of strategic Equity Component allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for lower portfolio volatility after retiring. AllianzGI U.S. has determined the glide path based on quantitative and qualitative insights around investor return goals and risk tolerance, investment horizon, capital market assumptions, and behavioral finance aspects. At its target date, each Fund’s strategic Equity Component is anticipated to be approximately 40% of its assets. Before the target date, each Fund’s strategic Equity Component is anticipated to be higher depending on how many years the target date is from the current year. For example, if the target date is 10 years in the future, the table below shows the strategic Equity Component to be 65% and the strategic Fixed Income Component to be 35%.

After the Fund reaches its target date, its Equity Component will continue to fall by approximately two percentage points each subsequent year, until such time as the Fund is merged into the AllianzGI Multi Asset Income Fund or the Equity Component reaches 30%.

Years to Target Date	Strategic Equity Component (%)	Typical Equity Component (Min/Max %)	Strategic Fixed Income Exposure (%)	Typical Fixed Income Component (Min/ Max %)	Typical “Opportunistic” Component (Min/Max %)*
-5**	30	10-40	70	60-90	0-20
0	40	10-55	60	45-90	0-20
+5	53	15-70	47	30-85	0-20
+10	65	30-85	35	15-70	0-20
+15	75	50-90	25	10-50	0-20
+20	85	70-95	15	5-30	0-20
+25	90	80-99	10	1-20	0-20
+30	93	85-99	7	1-15	0-20
+35	93	85-99	7	1-15	0-20
+40	93	85-99	7	1-15	0-20
*	Note Components will always total 100%, including the Opportunistic Component. We note however, that as a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets.
**	After reaching the target date, the Fund’s strategic asset allocation will gradually become more conservative and resemble that of the AllianzGI Multi Asset Income Fund, into which the Fund is expected to merge within eight years provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders.

156	Allianz Multi-Strategy Funds

AllianzGI Retirement 2040 Fund (continued)

The table above demonstrates the allocation between the Fund’s Equity Component and Fixed Income Component, which together will always comprise a minimum of 80% of the Fund’s portfolio. In addition, the exposure ranges in the table above indicate the extent to which the Fund’s Equity Component and Fixed Income Component would typically vary from the applicable strategic exposures at a given point in time on the glide path. In addition to the allocations above, the Fund has the ability to invest up to 20% in its Opportunistic Component. The overall allocation to Equity in Global Dynamic Allocation is variable with a strategic long term allocation of 60%.

The strategic Equity and Fixed Income Component allocation ranges set forth in the table above are shown as of a specific target date and will transition over time. For example, the actual Equity and Fixed Income

Component allocation ranges for the Fund with 7 years to its target date would fall between the ranges shown above for “+5 Years to Target Date” and “+10 Years to Target Date.” The graph below illustrates how the strategic Equity Component allocation ranges in the table above move along the glide path over time.

In addition to the changes in strategic allocation as its target date approaches, the Fund’s actual exposure may vary substantially over time, depending on such factors as market circumstances and AllianzGI U.S.’s active approach to asset allocation. AllianzGI U.S. applies an active approach to asset allocation to seek to enhance returns over a full market cycle and to mitigate risk, including in times of severe extended market downturns.

The Fund may also gain up to 20% exposure to the Opportunistic Component. Opportunistic Component asset classes include, but are not limited to, those related to emerging market debt, intermediate and long-term high yield debt (commonly referred to as “junk bonds”), commodities and non-U.S. bonds.

Securities, instruments, actively or passively managed strategies whose primary purpose is to gain exposure to one or more of the “opportunistic” asset classes count toward the Opportunistic Component’s 20% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies is not included in the calculation of the Opportunistic Component of the Fund’s portfolio.

As reflected in the equity allocation graph above, the portfolio managers adjust the Fund’s exposure to equities, fixed income, and other asset classes in an effort to mitigate downside risk, including in times of severe market stress, and to increase the return potential in favorable markets. Although the strategic allocation to the Equity Component at the target date is 40%, the actual allocation can be as low as 10% depending on market conditions. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so.

When deciding how to allocate across equity, fixed income and other asset classes, the portfolio managers analyze momentum and momentum reversion as part of the investment process for the Fund. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction.

In addition to momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return.

Prospectus	157

AllianzGI Retirement 2040 Fund (continued)

In implementing these investment strategies, the Fund will make substantial use of futures and forward contracts, both long and short, for bonds, equities, REITs and currencies. The Fund may also incorporate other over-the-counter (OTC) or exchange-traded derivatives to gain, adjust or hedge exposure to different asset classes or market segments. This may include interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund and structured notes. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivatives transactions.

The Fund strategy focuses on investments in mutual funds and ETFs. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the holding is otherwise deemed inappropriate.

As a result of its derivatives positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Manager‘s allocation techniques and decisions and/or the Manager’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to the Underlying Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

158	Allianz Multi-Strategy Funds

AllianzGI Retirement 2040 Fund (continued)

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Prior to October 1, 2016, the Fund was managed pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below for periods prior to October 1, 2016 under its current investment strategy. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Prospectus	159

AllianzGI Retirement 2040 Fund (continued)

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2009–06/30/2009	18.93%
Lowest 07/01/2011–09/30/2011	-16.36%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years	Fund Inception (12/29/08)
Class A — Before Taxes	-15.68%	1.81%	7.50%	7.62%
Class A — After Taxes on Distributions	-17.81%	-0.19%	5.60%	5.72%
Class A — After Taxes on Distributions and Sale of Fund Shares	-8.46%	0.67%	5.41%	5.51%
Class C — Before Taxes	-12.26%	2.21%	7.29%	7.41%
Class R — Before Taxes	-11.12%	2.61%	7.76%	7.88%
Class T — Before Taxes	-13.00%	2.45%	7.84%	7.95%
Class R6 — Before Taxes	-10.44%	3.38%	8.51%	8.63%
Class P — Before Taxes	-10.51%	3.29%	8.41%	8.53%
Administrative Class — Before Taxes	-10.75%	3.01%	8.15%	8.27%
Morningstar Lifetime Moderate 2040 (reflects no deduction for fees, expenses or taxes)	-7.65%	4.65%	10.32%	10.69%
AllianzGI 2040 Strategic Benchmark (reflects no deduction for fees, expenses or taxes)	-6.75%	3.94%	8.29%	8.29%
Lipper Mixed-Asset Target 2040 Funds Average	-7.90%	4.09%	9.45%	9.45%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Alistair Bates, CFA, portfolio manager and assistant vice president, has managed the Fund since 2016.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Paul Pietranico, CFA, portfolio manager and director, has managed the Fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C, Class R and Class T shares and 1-800-498-5413 for Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next

160	Allianz Multi-Strategy Funds

AllianzGI Retirement 2040 Fund (continued)

calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	161

AllianzGI Retirement 2045 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2045 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class R	None	None
Class T	2.50%	None
Class R6	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.05%	0.25%	0.30%	0.47%	1.07%	(0.12)%	0.95%
Class R	0.05	0.50	0.30	0.47	1.32	(0.02)	1.30
Class T	0.05	0.25	0.30	0.47	1.07	(0.12)	0.95
Class R6	0.05	None	0.05	0.47	0.57	(0.02)	0.55
Class P	0.05	None	0.15	0.47	0.67	(0.02)	0.65
Administrative	0.05	0.25	0.15	0.47	0.92	(0.02)	0.90
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) pursuant to an Administration Agreement between AllianzGI U.S. and the Trust.

(3)

AllianzGI U.S. has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding interest, tax, and extraordinary expenses, exceed 0.95% for Class A shares, 1.30% for Class R shares, 0.95% for Class T shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$642	$860	$1,097	$1,774	$642	$860	$1,097	$1,774
Class R	132	416	722	1,588	132	416	722	1,588
Cldss T	345	570	814	1,512	345	570	814	1,512
Class R6	56	181	316	712	56	181	316	712
Class P	66	212	371	833	66	212	371	833
Admin	92	291	507	1,129	92	291	507	1,129

162	Allianz Multi-Strategy Funds

AllianzGI Retirement 2045 Fund (continued)

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 22% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund pursues its objective primarily by gaining diversified exposure to core global equity asset classes, including emerging markets equities (the “Equity Component”), and core U.S. fixed income asset classes (the “Fixed Income Component”). The Fund may also gain up to 20% exposure to “opportunistic” asset classes that the portfolio managers believe offer diversification benefits and exhibit risk and return profiles that are different from core Equity and Fixed Income Components (the “Opportunistic Component”). The Manager allocates the Fund’s investments among asset classes in response to changing market, economic, and political factors and events that the Manager believes may affect the value of the Fund’s investments. In making investment decisions for the Fund, the Manager seeks to identify trends and turning points in the global markets. The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in global fixed income securities, including high yield debt (commonly known as “junk bonds”), convertible bonds and emerging market debt. To gain exposure to the various asset classes, the Manager incorporates actively managed strategies and/or passive instruments by investing in certain affiliated mutual funds managed by the Manager and/or its affiliates (the “Affiliated Underlying Funds”), unaffiliated funds and other pooled vehicles (collectively, with the Affiliated Underlying Funds, “Underlying Funds”), exchange-traded funds (“ETFs”) and derivative instruments that give synthetic exposure substantially similar to that of a security, basket of securities or other assets that would otherwise be included in such asset classes.

The Fund expects under normal circumstances: (i) that a significant portion of its Equity Component investments will consist of shares of AllianzGI Best Styles Global Equity Fund and AllianzGI Best Styles U.S. Equity Fund, each an Affiliated Underlying Fund offered through this Prospectus; (ii) that a significant portion of its Fixed Income Component Investments will consist of shares of AllianzGI Advanced Core Bond Portfolio, an Affiliated Underlying Fund that is a series of AllianzGI Institutional Multi-Series Trust that is not publicly offered, but rather offered through a separate Private Placement Memorandum; and, lastly, (iii) that a significant portion of its Equity Component, Fixed Income Component and Opportunistic Component investments will consist of shares of AllianzGI Global Dynamic Allocation Fund, an Affiliated Underlying Fund offered through this Prospectus. Short descriptions of these Affiliated Underlying Funds are set forth below:

AllianzGI Best Styles Global Equity Fund (“Best Styles Global Fund”)

Investment Objective: Seeks long-term capital appreciation

Fund Focus: Global Equity Securities

Approximate Primary Capitalization Range: All capitalizations

The Best Styles Global Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Best Styles Global Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Best Styles Global Fund normally invests at least 40% of its assets in non-U.S. securities, including emerging market securities.

AllianzGI Best Styles U.S. Equity Fund (“Best Styles U.S. Fund”)

Investment Objective: Seeks long-term capital appreciation

Fund Focus: U.S. equity securities

Approximate Primary Capitalization Range: All capitalizations

The Best Styles U.S. Fund seeks to achieve its investment objective by creating a diversified portfolio of U.S. equity securities. The Best Styles U.S. Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies.

AllianzGI Advanced Core Bond Portfolio (“Advanced Core Bond Fund”)

Investment Objective: Seeks long-term risk adjusted total net return

Portfolio Focus: Investment Grade Fixed Income Securities

Credit Quality: Not more than 20% of assets below investment grade

Prospectus	163

AllianzGI Retirement 2045 Fund (continued)

The Advanced Core Bond Fund seeks to achieve its investment objective by investing in a broad range of fixed income securities and other instruments that the portfolio managers believe will optimize the risk-return profile of the Advanced Core Bond Fund. The Advanced Core Bond Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other fixed income securities, including derivative instruments that provide synthetic exposure to fixed income securities.

AllianzGI Global Dynamic Allocation Fund (“Global Dynamic Fund”)

Investment Objective: Long-term capital appreciation

The Global Dynamic Fund seeks to achieve its investment objective through active allocation among global equity, fixed income and a range of other “opportunistic” asset classes, together with actively managed strategies within those asset classes. The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar-denominated fixed income securities. The Fund’s baseline long-term allocation consists of 60% to global equity exposure and 40% to fixed income exposure as well as an “Opportunistic Component” of up to 20% of its net assets.

Glide path

The Fund has established strategic Equity Component and strategic Fixed Income Component allocations, which change over time in relation to the Fund’s target retirement date and according to a pre-determined “glide path” as shown in the following table. The target date refers to the approximate year an investor in the Fund would plan to retire (i.e., the Fund’s “target date”). The glide path represents the shifting of strategic Equity Component allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for lower portfolio volatility after retiring. AllianzGI U.S. has determined the glide path based on quantitative and qualitative insights around investor return goals and risk tolerance, investment horizon, capital market assumptions, and behavioral finance aspects. At its target date, each Fund’s strategic Equity Component is anticipated to be approximately 40% of its assets. Before the target date, each Fund’s strategic Equity Component is anticipated to be higher depending on how many years the target date is from the current year. For example, if the target date is 10 years in the future, the table below shows the strategic Equity Component to be 65% and the strategic Fixed Income Component to be 35%.

After the Fund reaches its target date, its Equity Component will continue to fall by approximately two percentage points each subsequent year, until such time as the Fund is merged into the AllianzGI Multi Asset Income Fund or the Equity Component reaches 30%.

Years to Target Date	Strategic Equity Component (%)	Typical Equity Component (Min/Max %)	Strategic Fixed Income Exposure (%)	Typical Fixed Income Component (Min/ Max %)	Typical “Opportunistic” Component (Min/Max %)*
-5**	30	10-40	70	60-90	0-20
0	40	10-55	60	45-90	0-20
+5	53	15-70	47	30-85	0-20
+10	65	30-85	35	15-70	0-20
+15	75	50-90	25	10-50	0-20
+20	85	70-95	15	5-30	0-20
+25	90	80-99	10	1-20	0-20
+30	93	85-99	7	1-15	0-20
+35	93	85-99	7	1-15	0-20
+40	93	85-99	7	1-15	0-20
*	Note Components will always total 100%, including the Opportunistic Component. We note however, that as a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets.
**	After reaching the target date, the Fund’s strategic asset allocation will gradually become more conservative and resemble that of the AllianzGI Multi Asset Income Fund, into which the Fund is expected to merge within eight years provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders.

The table above demonstrates the allocation between the Fund’s Equity Component and Fixed Income Component, which together will always comprise a minimum of 80% of the Fund’s portfolio. In addition, the exposure ranges in the table above indicate the extent to which the Fund’s Equity Component and Fixed Income Component would typically vary from the applicable strategic exposures at a given point in time on the glide path. In addition to the allocations above, the Fund has the ability to invest up to 20% in its Opportunistic Component. The overall allocation to Equity in Global Dynamic Allocation is variable with a strategic long term allocation of 60%.

164	Allianz Multi-Strategy Funds

AllianzGI Retirement 2045 Fund (continued)

The strategic Equity and Fixed Income Component allocation ranges set forth in the table above are shown as of a specific target date and will transition over time. For example, the actual Equity and Fixed Income Component allocation ranges for the Fund with 7 years to its target date would fall between the ranges shown above for “+5 Years to Target Date” and “+10 Years to Target Date.” The graph below illustrates how the strategic Equity Component allocation ranges in the table above move along the glide path over time.

In addition to the changes in strategic allocation as its target date approaches, the Fund’s actual exposure may vary substantially over time, depending on such factors as market circumstances and AllianzGI U.S.’s active approach to asset allocation. AllianzGI U.S. applies an active approach to asset allocation to seek to enhance returns over a full market cycle and to mitigate risk, including in times of severe extended market downturns.

The Fund may also gain up to 20% exposure to the Opportunistic Component. Opportunistic Component asset classes include, but are not limited to, those related to emerging market debt, intermediate and long-term high yield debt (commonly referred to as “junk bonds”), commodities and non-U.S. bonds.

Securities, instruments, actively or passively managed strategies whose primary purpose is to gain exposure to one or more of the “opportunistic” asset classes count toward the Opportunistic Component’s 20% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies is not included in the calculation of the Opportunistic Component of the Fund’s portfolio.

As reflected in the equity allocation graph above, the portfolio managers adjust the Fund’s exposure to equities, fixed income, and other asset classes in an effort to mitigate downside risk, including in times of severe market stress, and to increase the return potential in favorable markets. Although the strategic allocation to the Equity Component at the target date is 40%, the actual allocation can be as low as 10% depending on market conditions. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so.

When deciding how to allocate across equity, fixed income and other asset classes, the portfolio managers analyze momentum and momentum reversion as part of the investment process for the Fund. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction.

In addition to momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return.

In implementing these investment strategies, the Fund will make substantial use of futures and forward contracts, both long and short, for bonds, equities, REITs and currencies. The Fund may also incorporate other over-the-counter (OTC) or exchange-traded derivatives to gain, adjust or hedge exposure to different asset classes or market segments. This may include interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund and structured notes. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivatives transactions.

Prospectus	165

AllianzGI Retirement 2045 Fund (continued)

The Fund strategy focuses on investments in mutual funds and ETFs. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the holding is otherwise deemed inappropriate.

As a result of its derivatives positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Manager’s allocation techniques and decisions and/or the Manager’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to the Underlying Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

166	Allianz Multi-Strategy Funds

AllianzGI Retirement 2045 Fund (continued)

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Prior to October 1, 2016, the Fund was managed pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below for periods prior to October 1, 2016 under its current investment strategy. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Prospectus	167

AllianzGI Retirement 2045 Fund (continued)

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2012–03/31/2012	8.59%
Lowest 10/01/2018–12/31/2018	-13.30%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Fund Inception (12/19/11)
Class A — Before Taxes	-16.19%	1.91%	5.46%
Class A — After Taxes on Distributions	-18.22%	-0.10%	3.58%
Class A — After Taxes on Distributions and Sale of Fund Shares	-8.78%	0.74%	3.56%
Class R — Before Taxes	-11.63%	2.70%	5.94%
Class T — Before Taxes	-13.53%	2.55%	5.93%
Class R6 — Before Taxes	-10.95%	3.49%	6.74%
Class P — Before Taxes	-11.04%	3.39%	6.64%
Administrative Class — Before Taxes	-11.26%	3.11%	6.35%
Morningstar Lifetime Moderate 2045 (reflects no deduction for fees, expenses or taxes)	-8.17%	4.60%	9.18%
AllianzGI 2045 Strategic Benchmark (reflects no deduction for fees, expenses or taxes)	-7.14%	3.93%	7.25%
Lipper Mixed-Asset Target 2045 Funds Average	-8.20%	4.26%	8.25%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Alistair Bates, CFA, portfolio manager and assistant vice president, has managed the Fund since 2016.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Paul Pietranico, CFA, portfolio manager and director, has managed the Fund since 2011.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class R and Class T shares and 1-800-498-5413 for Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when

168	Allianz Multi-Strategy Funds

AllianzGI Retirement 2045 Fund (continued)

the New York Stock Exchange is open for regular trading. For Class A and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	169

AllianzGI Retirement 2050 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2050 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class T	2.50%	None
Class R6	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.05%	0.25%	0.30%	0.46%	1.06%	(0.11)%	0.95%
Class C	0.05	1.00	0.30	0.46	1.81	(0.11)	1.70
Class R	0.05	0.50	0.30	0.46	1.31	(0.01)	1.30
Class T	0.05	0.25	0.30	0.46	1.06	(0.11)	0.95
Class R6	0.05	None	0.05	0.46	0.56	(0.01)	0.55
Class P	0.05	None	0.15	0.46	0.66	(0.01)	0.65
Administrative	0.05	0.25	0.15	0.46	0.91	(0.01)	0.90
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) pursuant to an Administration Agreement between AllianzGI U.S. and the Trust.

(3)

AllianzGI U.S. has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding interest, tax, and extraordinary expenses, exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.95% for Class T shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$642	$858	$1,093	$1,764	$642	$858	$1,093	$1,764
Class C	273	559	970	2,118	173	559	970	2,118
Class R	132	412	715	1,576	132	412	715	1,576
Class T	345	568	810	1,502	345	568	810	1,502

170	Allianz Multi-Strategy Funds

AllianzGI Retirement 2050 Fund (continued)

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class R6	$56	$178	$312	$700	$56	$178	$312	$700
Class P	66	210	367	822	66	210	367	822
Administrative	92	289	503	1,119	92	289	503	1,119

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 21% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund pursues its objective primarily by gaining diversified exposure to core global equity asset classes, including emerging markets equities (the “Equity Component”), and core U.S. fixed income asset classes (the “Fixed Income Component”). The Fund may also gain up to 20% exposure to “opportunistic” asset classes that the portfolio managers believe offer diversification benefits and exhibit risk and return profiles that are different from core Equity and Fixed Income Components (the “Opportunistic Component”). The Manager allocates the Fund’s investments among asset classes in response to changing market, economic, and political factors and events that the Manager believes may affect the value of the Fund’s investments. In making investment decisions for the Fund, the Manager seeks to identify trends and turning points in the global markets. The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in global fixed income securities, including high yield debt (commonly known as “junk bonds”), convertible bonds and emerging market debt. To gain exposure to the various asset classes, the Manager incorporates actively managed strategies and/or passive instruments by investing in certain affiliated mutual funds managed by the Manager and/or its affiliates (the “Affiliated Underlying Funds”), unaffiliated funds and other pooled vehicles (collectively, with the Affiliated Underlying Funds, “Underlying Funds”), exchange-traded funds (“ETFs”) and derivative instruments that give synthetic exposure substantially similar to that of a security, basket of securities or other assets that would otherwise be included in such asset classes.

The Fund expects under normal circumstances: (i) that a significant portion of its Equity Component investments will consist of shares of AllianzGI Best Styles Global Equity Fund and AllianzGI Best Styles U.S. Equity Fund, each an Affiliated Underlying Fund offered through this Prospectus; (ii) that a significant portion of its Fixed Income Component Investments will consist of shares of AllianzGI Advanced Core Bond Portfolio, an Affiliated Underlying Fund that is a series of AllianzGI Institutional Multi-Series Trust that is not publicly offered, but rather offered through a separate Private Placement Memorandum; and, lastly, (iii) that a significant portion of its Equity Component, Fixed Income Component and Opportunistic Component investments will consist of shares of AllianzGI Global Dynamic Allocation Fund, an Affiliated Underlying Fund offered through this Prospectus. Short descriptions of these Affiliated Underlying Funds are set forth below:

AllianzGI Best Styles Global Equity Fund (“Best Styles Global Fund”)

Investment Objective: Seeks long-term capital appreciation

Fund Focus: Global Equity Securities

Approximate Primary Capitalization Range: All capitalizations

The Best Styles Global Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Best Styles Global Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Best Styles Global Fund normally invests at least 40% of its assets in non-U.S. securities, including emerging market securities.

AllianzGI Best Styles U.S. Equity Fund (“Best Styles U.S. Fund”)

Investment Objective: Seeks long-term capital appreciation

Fund Focus: U.S. equity securities

Approximate Primary Capitalization Range: All capitalizations

The Best Styles U.S. Fund seeks to achieve its investment objective by creating a diversified portfolio of U.S. equity securities. The Best Styles U.S. Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies.

Prospectus	171

AllianzGI Retirement 2050 Fund (continued)

AllianzGI Advanced Core Bond Portfolio (“Advanced Core Bond Fund”)

Investment Objective: Seeks long-term risk adjusted total net return

Portfolio Focus: Investment Grade Fixed Income Securities

Credit Quality: Not more than 20% of assets below investment grade

The Advanced Core Bond Fund seeks to achieve its investment objective by investing in a broad range of fixed income securities and other instruments that the portfolio managers believe will optimize the risk-return profile of the Advanced Core Bond Fund. The Advanced Core Bond Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other fixed income securities, including derivative instruments that provide synthetic exposure to fixed income securities.

AllianzGI Global Dynamic Allocation Fund (“Global Dynamic Fund”)

Investment Objective: Long-term capital appreciation

The Global Dynamic Fund seeks to achieve its investment objective through active allocation among global equity, fixed income and a range of other “opportunistic” asset classes, together with actively managed strategies within those asset classes. The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar-denominated fixed income securities. The Fund’s baseline long-term allocation consists of 60% to global equity exposure and 40% to fixed income exposure as well as an “Opportunistic Component” of up to 20% of its net assets.

Glide path

The Fund has established strategic Equity Component and strategic Fixed Income Component allocations, which change over time in relation to the Fund’s target retirement date and according to a pre-determined “glide path” as shown in the following table. The target date refers to the approximate year an investor in the Fund would plan to retire (i.e., the Fund’s “target date”). The glide path represents the shifting of strategic Equity Component allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for lower portfolio volatility after retiring. AllianzGI U.S. has determined the glide path based on quantitative and qualitative insights around investor return goals and risk tolerance, investment horizon, capital market assumptions, and behavioral finance aspects. At its target date, each Fund’s strategic Equity Component is anticipated to be approximately 40% of its assets. Before the target date, each Fund’s strategic Equity Component is anticipated to be higher depending on how many years the target date is from the current year. For example, if the target date is 10 years in the future, the table below shows the strategic Equity Component to be 65% and the strategic Fixed Income Component to be 35%.

After the Fund reaches its target date, its Equity Component will continue to fall by approximately two percentage points each subsequent year, until such time as the Fund is merged into the AllianzGI Multi Asset Income Fund or the Equity Component reaches 30%.

Years to Target Date	Strategic Equity Component (%)	Typical Equity Component (Min/Max %)	Strategic Fixed Income Exposure (%)	Typical Fixed Income Component (Min/ Max %)	Typical “Opportunistic” Component (Min/Max %)*
-5**	30	10-40	70	60-90	0-20
0	40	10-55	60	45-90	0-20
+5	53	15-70	47	30-85	0-20
+10	65	30-85	35	15-70	0-20
+15	75	50-90	25	10-50	0-20
+20	85	70-95	15	5-30	0-20
+25	90	80-99	10	1-20	0-20
+30	93	85-99	7	1-15	0-20
+35	93	85-99	7	1-15	0-20
+40	93	85-99	7	1-15	0-20
*	Note Components will always total 100%, including the Opportunistic Component. We note however, that as a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets.
**	After reaching the target date, the Fund’s strategic asset allocation will gradually become more conservative and resemble that of the AllianzGI Multi Asset Income Fund, into which the Fund is expected to merge within eight years provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders.

172	Allianz Multi-Strategy Funds

AllianzGI Retirement 2050 Fund (continued)

The table above demonstrates the allocation between the Fund’s Equity Component and Fixed Income Component, which together will always comprise a minimum of 80% of the Fund’s portfolio. In addition, the exposure ranges in the table above indicate the extent to which the Fund’s Equity Component and Fixed Income Component would typically vary from the applicable strategic exposures at a given point in time on the glide path. In addition to the allocations above, the Fund has the ability to invest up to 20% in its Opportunistic Component. The overall allocation to Equity in Global Dynamic Allocation is variable with a strategic long term allocation of 60%.

The strategic Equity and Fixed Income Component allocation ranges set forth in the table above are shown as of a specific target date and will transition over time. For example, the actual Equity and Fixed Income Component allocation ranges for the Fund with 7 years to its target date would fall between the ranges shown above for “+5 Years to Target Date” and “+10 Years to Target Date.” The graph below illustrates how the strategic Equity Component allocation ranges in the table above move along the glide path over time.

In addition to the changes in strategic allocation as its target date approaches, the Fund’s actual exposure may vary substantially over time, depending on such factors as market circumstances and AllianzGI U.S.’s active approach to asset allocation. AllianzGI U.S. applies an active approach to asset allocation to seek to enhance returns over a full market cycle and to mitigate risk, including in times of severe extended market downturns.

The Fund may also gain up to 20% exposure to the Opportunistic Component. Opportunistic Component asset classes include, but are not limited to, those related to emerging market debt, intermediate and long-term high yield debt (commonly referred to as “junk bonds”), commodities and non-U.S. bonds.

Securities, instruments, actively or passively managed strategies whose primary purpose is to gain exposure to one or more of the “opportunistic” asset classes count toward the Opportunistic Component’s 20% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies is not included in the calculation of the Opportunistic Component of the Fund’s portfolio.

As reflected in the equity allocation graph above, the portfolio managers adjust the Fund’s exposure to equities, fixed income, and other asset classes in an effort to mitigate downside risk, including in times of severe market stress, and to increase the return potential in favorable markets. Although the strategic allocation to the Equity Component at the target date is 40%, the actual allocation can be as low as 10% depending on market conditions. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so.

When deciding how to allocate across equity, fixed income and other asset classes, the portfolio managers analyze momentum and momentum reversion as part of the investment process for the Fund. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction.

In addition to momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return.

Prospectus	173

AllianzGI Retirement 2050 Fund (continued)

In implementing these investment strategies, the Fund will make substantial use of futures and forward contracts, both long and short, for bonds, equities, REITs and currencies. The Fund may also incorporate other over-the-counter (OTC) or exchange-traded derivatives to gain, adjust or hedge exposure to different asset classes or market segments. This may include interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund and structured notes. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivatives transactions.

The Fund strategy focuses on investments in mutual funds and ETFs. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the holding is otherwise deemed inappropriate.

As a result of its derivatives positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Manager’s allocation techniques and decisions and/or the Manager’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to the Underlying Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

174	Allianz Multi-Strategy Funds

AllianzGI Retirement 2050 Fund (continued)

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Prior to October 1, 2016, the Fund was managed pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below for periods prior to October 1, 2016 under its current investment strategy. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Prospectus	175

AllianzGI Retirement 2050 Fund (continued)

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2009–06/30/2009	18.71%
Lowest 07/01/2011–09/30/2011	-17.46%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years	Fund Inception (12/29/08)
Class A — Before Taxes	-16.50%	1.78%	7.78%	7.89%
Class A — After Taxes on Distributions	-18.75%	-0.44%	5.68%	5.80%
Class A — After Taxes on Distributions and Sale of Fund Shares	-9.20%	0.59%	5.58%	5.67%
Class C — Before Taxes	-13.10%	2.18%	7.59%	7.71%
Class R — Before Taxes	-11.94%	2.57%	8.06%	8.17%
Class T — Before Taxes	-13.85%	2.42%	8.11%	8.23%
Class R6 — Before Taxes	-11.28%	3.35%	8.80%	8.92%
Class P — Before Taxes	-11.34%	3.27%	8.71%	8.83%
Administrative Class — Before Taxes	-11.62%	2.98%	8.45%	8.57%
Morningstar Lifetime Moderate 2050 (reflects no deduction for fees, expenses or taxes)	-8.41%	4.51%	10.27%	10.63%
AllianzGI 2050 Strategic Benchmark (reflects no deduction for fees, expenses or taxes)	-7.34%	3.94%	8.38%	8.38%
Lipper Mixed-Asset Target 2050 Funds Average	-8.50%	4.21%	9.54%	9.54%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Alistair Bates, CFA, portfolio manager and assistant vice president, has managed the Fund since 2016.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Paul Pietranico, CFA, portfolio manager and director, has managed the Fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C, Class R and Class T shares and 1-800-498-5413 for Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request.

176	Allianz Multi-Strategy Funds

AllianzGI Retirement 2050 Fund (continued)

Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	177

AllianzGI Retirement 2055 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2055 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class R	None	None
Class T	2.50%	None
Class R6	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.05%	0.25%	0.30%	0.46%	1.06%	(0.11)%	0.95%
Class R	0.05	0.50	0.30	0.46	1.31	(0.01)	1.30
Class T	0.05	0.25	0.30	0.46	1.06	(0.11)	0.95
Class R6	0.05	None	0.05	0.46	0.56	(0.01)	0.55
Class P	0.05	None	0.15	0.46	0.66	(0.01)	0.65
Administrative	0.05	0.25	0.15	0.46	0.91	(0.01)	0.90
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) pursuant to an Administration Agreement between AllianzGI U.S. and the Trust.

(3)

AllianzGI U.S. has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding interest, tax, and extraordinary expenses, exceed 0.95% for Class A shares, 1.30% for Class R shares, 0.95% for Class T shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$642	$858	$1,093	$1,764	$642	$858	$1,093	$1,764
Class R	132	414	717	1,578	132	414	717	1,578
Class T	345	568	810	1,502	345	568	810	1,502
Class R6	56	178	312	700	56	178	312	700
Class P	66	210	367	822	66	210	367	822
Administrative	92	289	503	1,119	92	289	503	1,119

178	Allianz Multi-Strategy Funds

AllianzGI Retirement 2055 Fund (continued)

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 31% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund pursues its objective primarily by gaining diversified exposure to core global equity asset classes, including emerging markets equities (the “Equity Component”), and core U.S. fixed income asset classes (the “Fixed Income Component”). The Fund may also gain up to 20% exposure to “opportunistic” asset classes that the portfolio managers believe offer diversification benefits and exhibit risk and return profiles that are different from core Equity and Fixed Income Components (the “Opportunistic Component”). The Manager allocates the Fund’s investments among asset classes in response to changing market, economic, and political factors and events that the Manager believes may affect the value of the Fund’s investments. In making investment decisions for the Fund, the Manager seeks to identify trends and turning points in the global markets. The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in global fixed income securities, including high yield debt (commonly known as “junk bonds”), convertible bonds and emerging market debt. To gain exposure to the various asset classes, the Manager incorporates actively managed strategies and/or passive instruments by investing in certain affiliated mutual funds managed by the Manager and/or its affiliates (the “Affiliated Underlying Funds”), unaffiliated funds and other pooled vehicles (collectively, with the Affiliated Underlying Funds, “Underlying Funds”), exchange-traded funds (“ETFs”) and derivative instruments that give synthetic exposure substantially similar to that of a security, basket of securities or other assets that would otherwise be included in such asset classes.

The Fund expects under normal circumstances: (i) that a significant portion of its Equity Component investments will consist of shares of AllianzGI Best Styles Global Equity Fund and AllianzGI Best Styles U.S. Equity Fund, each an Affiliated Underlying Fund offered through this Prospectus; (ii) that a significant portion of its Fixed Income Component Investments will consist of shares of AllianzGI Advanced Core Bond Portfolio, an Affiliated Underlying Fund that is a series of AllianzGI Institutional Multi-Series Trust that is not publicly offered, but rather offered through a separate Private Placement Memorandum; and, lastly, (iii) that a significant portion of its Equity Component, Fixed Income Component and Opportunistic Component investments will consist of shares of AllianzGI Global Dynamic Allocation Fund, an Affiliated Underlying Fund offered through this Prospectus. Short descriptions of these Affiliated Underlying Funds are set forth below:

AllianzGI Best Styles Global Equity Fund (“Best Styles Global Fund”)

Investment Objective: Seeks long-term capital appreciation

Fund Focus: Global Equity Securities

Approximate Primary Capitalization Range: All capitalizations

The Best Styles Global Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Best Styles Global Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Best Styles Global Fund normally invests at least 40% of its assets in non-U.S. securities, including emerging market securities.

AllianzGI Best Styles U.S. Equity Fund (“Best Styles U.S. Fund”)

Investment Objective: Seeks long-term capital appreciation

Fund Focus: U.S. equity securities

Approximate Primary Capitalization Range: All capitalizations

The Best Styles U.S. Fund seeks to achieve its investment objective by creating a diversified portfolio of U.S. equity securities. The Best Styles U.S. Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies.

AllianzGI Advanced Core Bond Portfolio (“Advanced Core Bond Fund”)

Investment Objective: Seeks long-term risk adjusted total net return

Portfolio Focus: Investment Grade Fixed Income Securities

Credit Quality: Not more than 20% of assets below investment grade

Prospectus	179

AllianzGI Retirement 2055 Fund (continued)

The Advanced Core Bond Fund seeks to achieve its investment objective by investing in a broad range of fixed income securities and other instruments that the portfolio managers believe will optimize the risk-return profile of the Advanced Core Bond Fund. The Advanced Core Bond Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other fixed income securities, including derivative instruments that provide synthetic exposure to fixed income securities.

AllianzGI Global Dynamic Allocation Fund (“Global Dynamic Fund”)

Investment Objective: Long-term capital appreciation

The Global Dynamic Fund seeks to achieve its investment objective through active allocation among global equity, fixed income and a range of other “opportunistic” asset classes, together with actively managed strategies within those asset classes. The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar-denominated fixed income securities. The Fund’s baseline long-term allocation consists of 60% to global equity exposure and 40% to fixed income exposure as well as an “Opportunistic Component” of up to 20% of its net assets.

Glide path

The Fund has established strategic Equity Component and strategic Fixed Income Component allocations, which change over time in relation to the Fund’s target retirement date and according to a pre-determined “glide path” as shown in the following table. The target date refers to the approximate year an investor in the Fund would plan to retire (i.e., the Fund’s “target date”). The glide path represents the shifting of strategic Equity Component allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for lower portfolio volatility after retiring. AllianzGI U.S. has determined the glide path based on quantitative and qualitative insights around investor return goals and risk tolerance, investment horizon, capital market assumptions, and behavioral finance aspects. At its target date, each Fund’s strategic Equity Component is anticipated to be approximately 40% of its assets. Before the target date, each Fund’s strategic Equity Component is anticipated to be higher depending on how many years the target date is from the current year. For example, if the target date is 10 years in the future, the table below shows the strategic Equity Component to be 65% and the strategic Fixed Income Component to be 35%.

After the Fund reaches its target date, its Equity Component will continue to fall by approximately two percentage points each subsequent year, until such time as the Fund is merged into the AllianzGI Multi Asset Income Fund or the Equity Component reaches 30%.

Years to Target Date	Strategic Equity Component (%)	Typical Equity Component (Min/Max %)	Strategic Fixed Income Exposure (%)	Typical Fixed Income Component (Min/Max %)	Typical “Opportunistic” Component (Min/Max %)*
-5**	30	10-40	70	60-90	0-20
0	40	10-55	60	45-90	0-20
+5	53	15-70	47	30-85	0-20
+10	65	30-85	35	15-70	0-20
+15	75	50-90	25	10-50	0-20
+20	85	70-95	15	5-30	0-20
+25	90	80-99	10	1-20	0-20
+30	93	85-99	7	1-15	0-20
+35	93	85-99	7	1-15	0-20
+40	93	85-99	7	1-15	0-20
*	Note Components will always total 100%, including the Opportunistic Component. We note however, that as a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets.
**	After reaching the target date, the Fund’s strategic asset allocation will gradually become more conservative and resemble that of the AllianzGI Multi Asset Income Fund, into which the Fund is expected to merge within eight years provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders.

The table above demonstrates the allocation between the Fund’s Equity Component and Fixed Income Component, which together will always comprise a minimum of 80% of the Fund’s portfolio. In addition, the exposure ranges in the table above indicate the extent to which the Fund’s Equity Component and Fixed Income Component would typically vary from the applicable strategic exposures at a given point in time on the glide path. In addition to the allocations above, the Fund has the ability to invest up to 20% in its Opportunistic Component. The overall allocation to Equity in Global Dynamic Allocation is variable with a strategic long term allocation of 60%.

180	Allianz Multi-Strategy Funds

AllianzGI Retirement 2055 Fund (continued)

The strategic Equity and Fixed Income Component allocation ranges set forth in the table above are shown as of a specific target date and will transition over time. For example, the actual Equity and Fixed Income Component allocation ranges for the Fund with 7 years to its target date would fall between the ranges shown above for “+5 Years to Target Date” and “+10 Years to Target Date.” The graph below illustrates how the strategic Equity Component allocation ranges in the table above move along the glide path over time.

In addition to the changes in strategic allocation as its target date approaches, the Fund’s actual exposure may vary substantially over time, depending on such factors as market circumstances and AllianzGI U.S.’s active approach to asset allocation. AllianzGI U.S. applies an active approach to asset allocation to seek to enhance returns over a full market cycle and to mitigate risk, including in times of severe extended market downturns.

The Fund may also gain up to 20% exposure to the Opportunistic Component. Opportunistic Component asset classes include, but are not limited to, those related to emerging market debt, intermediate and long-term high yield debt (commonly referred to as “junk bonds”), commodities and non-U.S. bonds.

Securities, instruments, actively or passively managed strategies whose primary purpose is to gain exposure to one or more of the “opportunistic” asset classes count toward the Opportunistic Component’s 20% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies is not included in the calculation of the Opportunistic Component of the Fund’s portfolio.

As reflected in the equity allocation graph above, the portfolio managers adjust the Fund’s exposure to equities, fixed income, and other asset classes in an effort to mitigate downside risk, including in times of severe market stress, and to increase the return potential in favorable markets. Although the strategic allocation to the Equity Component at the target date is 40%, the actual allocation can be as low as 10% depending on market conditions. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so.

When deciding how to allocate across equity, fixed income and other asset classes, the portfolio managers analyze momentum and momentum reversion as part of the investment process for the Fund. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction.

In addition to momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return.

In implementing these investment strategies, the Fund will make substantial use of futures and forward contracts, both long and short, for bonds, equities, REITs and currencies. The Fund may also incorporate other over-the-counter (OTC) or exchange-traded derivatives to gain, adjust or hedge exposure to different asset classes or market segments. This may include interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund and structured notes. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivatives transactions.

Prospectus	181

AllianzGI Retirement 2055 Fund (continued)

The Fund strategy focuses on investments in mutual funds and ETFs. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the holding is otherwise deemed inappropriate.

As a result of its derivatives positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Manager’s allocation techniques and decisions and/or the Manager’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to the Underlying Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

182	Allianz Multi-Strategy Funds

AllianzGI Retirement 2055 Fund (continued)

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Prior to October 1, 2016, the Fund was managed pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below for periods prior to October 1, 2016 under its current investment strategy. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Prospectus	183

AllianzGI Retirement 2055 Fund (continued)

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2012–03/31/2012	9.10%
Lowest 10/01/2018–12/31/2018	-13.60%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Fund Inception (12/19/11)
Class A — Before Taxes	-16.27%	1.80%	5.55%
Class A — After Taxes on Distributions	-18.23%	-0.30%	3.47%
Class A — After Taxes on Distributions and Sale of Fund Shares	-8.98%	0.64%	3.56%
Class R — Before Taxes	-11.73%	2.59%	6.04%
Class T — Before Taxes	-13.61%	2.43%	6.02%
Class R6 — Before Taxes	-11.05%	3.38%	6.83%
Class P — Before Taxes	-11.16%	3.27%	6.73%
Administrative Class — Before Taxes	-11.35%	3.00%	6.45%
Morningstar Lifetime Moderate 2055 (reflects no deduction for fees, expenses or taxes)	-8.57%	4.42%	8.99%
AllianzGI 2055 Strategic Benchmark (reflects no deduction for fees, expenses or taxes)	-7.34%	3.94%	7.26%
Lipper Mixed-Asset Target 2055+ Funds Average	-8.54%	4.34%	8.51%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Alistair Bates, CFA, portfolio manager and assistant vice president, has managed the Fund since 2016.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Paul Pietranico, CFA, portfolio manager and director, has managed the Fund since 2011.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class R and Class T shares and 1-800-498-5413 for Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally,

184	Allianz Multi-Strategy Funds

AllianzGI Retirement 2055 Fund (continued)

purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	185

AllianzGI Short Duration High Income Fund

Investment Objective	The Fund seeks a high level of current income with lower volatility than the broader high yield market.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	2.25%	0.50%
Class C	None	1%
Class T	2.50%	None
Institutional	None	None
Class P	None	None
Class R6	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class A	0.48%	0.25%	0.16%	0.89%
Class C	0.48	0.50	0.13	1.11
Class T	0.48	None	0.41	0.89
Institutional	0.48	None	0.12	0.60
Class P	0.48	None	0.17	0.65
Class R6	0.48	None	0.07	0.55
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$314	$502	$707	$1,296	$314	$502	$707	$1,296
Class C	213	353	612	1,352	113	353	612	1,352
Class T	339	527	731	1,319	339	527	731	1,319
Institutional	61	192	335	750	61	192	335	750
Class P	66	208	362	810	66	208	362	810
Class R6	56	176	307	689	56	176	307	689

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 60% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

186	Allianz Multi-Strategy Funds

AllianzGI Short Duration High Income Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities (“junk bonds”) issued by public and private companies, which are rated below investment grade (rated Ba or below by Moody’s or BB or below by S&P or Fitch, or if unrated, determined by the Manager to be of comparable quality), while maintaining an average duration of less than three years, and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses. To illustrate the effects of changes in interest rates on a portfolio with a similar average duration, generally, a portfolio with an average duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.

The Fund may invest up to 20% of its assets in bank loans. The Fund may invest up to 20% of its assets in non-U.S. securities, which will typically be U.S. dollar-denominated but may also include securities denominated in non-U.S. currencies. The Fund will invest less than 10% of its net assets in securities rated CCC or below by Standard and Poor’s.

The Fund invests in high yield securities (“junk bonds”) and bank loans, seeking to generate investment income while protecting from adverse market conditions and prioritizing capital preservation.

The portfolio managers apply a disciplined investment approach, making use of fundamental research, to construct a portfolio for investment. The team’s fundamental research process includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; evaluation of the experience and quality of a company’s management team; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and analysis of the macroeconomic climate. In selecting specific debt instruments for investment, the portfolio managers may look to such factors as the issuer’s creditworthiness, the investment’s yield in relation to its credit quality and the investment’s relative value in relation to the high yield market. The portfolio managers seek to construct a portfolio with lower volatility than the broader high yield market in part through the Fund’s approach to duration and credit quality. The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Confidential Information Access Risk:  The Fund’s Manager normally will seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of senior loans, other bank loans and related investments being considered for acquisition or held in the Fund’s portfolio, because such issuers may have or later issue publicly traded securities, and thus the Fund may be disadvantaged in comparison to other investors who have received Confidential Information from such issuers.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Prospectus	187

AllianzGI Short Duration High Income Fund (continued)

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2016–06/30/2016	4.19%
Lowest 10/01/2018–12/31/2018	-2.70%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Fund Inception (10/3/11)
Class A — Before Taxes	-2.53%	2.50%	3.95%
Class A — After Taxes on Distributions	-4.42%	0.31%	1.87%
Class A — After Taxes on Distributions and Sale of Fund Shares	-1.49%	0.91%	2.11%
Class C — Before Taxes	-1.44%	2.71%	3.96%
Class T — Before Taxes	-2.77%	2.44%	3.91%
Class R6 — Before Taxes	0.04%	3.26%	4.58%
Institutional Class — Before Taxes	-0.02%	3.23%	4.56%
Class P — Before Taxes	-0.03%	3.18%	4.48%
ICE BofAML 1-3 Year BB US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	1.35%	3.27%	4.98%
Lipper High Yield Funds Average	-2.84%	2.65%	5.53%

188	Allianz Multi-Strategy Funds

AllianzGI Short Duration High Income Fund (continued)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

James Dudnick, CFA, portfolio manager and director, has managed the Fund since 2014.

Douglas G. Forsyth, CFA, portfolio manager, managing director and CIO US Income & Growth Strategies, has managed the Fund since 2013.

Steven Gish, CFA, portfolio manager and director, has managed the Fund since 2014.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class R6 shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class T shares and 1-800-498-5413 for Institutional Class, Class P and Class R6 shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	189

AllianzGI Short Term Bond Fund

Investment Objective	The Fund seeks capital preservation, followed by liquidity and positive total return.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	2.25%	0.50%
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.30%	0.25%	9.57%	10.12%	(9.48)%	0.64%
Institutional	0.30	None	9.60	9.90	(9.51)	0.39
Class P	0.30	None	9.57	9.87	(9.38)	0.49
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2022 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.64% for Class A shares, 0.39% for Institutional Class shares and 0.49% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses excluding organizational expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$289	$425	$2,560	$7,012	$289	$425	$2,560	$7,012
Institutional	40	125	2,282	6,815	40	125	2,282	6,815
Class P	50	157	2,302	6,814	50	157	2,302	6,814

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from the Fund’s inception on August 23, 2018 through the end of its fiscal year on September 30, 2018 was 0.13% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in bonds, notes and other debt instruments, including derivatives that provide exposure to such investments. The Fund’s portfolio will normally have a dollar-weighted average maturity of 3 years or less. The Fund generally invests in corporate debt securities of U.S. issuers and corporate debt securities of non-U.S. issuers that are denominated in U.S. dollars; mortgage-backed, mortgage-related and

190	Allianz Multi-Strategy Funds

AllianzGI Short Term Bond Fund (continued)

other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities; securities guaranteed by the U.S. government, its agencies and instrumentalities; and inflation-linked investments, such as Treasury Inflation Protected Securities.

The Fund may invest up to 35% of its net assets in securities rated below investment grade or unrated and determined to be of similar quality (sometimes referred to as “high-yield securities” or “junk bonds”).

The portfolio managers employ a conservative investment approach with an emphasis on capital preservation, followed by liquidity and positive total return. By focusing on higher quality issues, the investment team seeks to control credit risk and minimize downside volatility.

The investment team seeks to identify segments of the fixed income market that have a positive outlook, tending to favor less-cyclical industries with more predictable, consistent income streams. This step of the investment process narrows the pool of potential investment candidates. The Fund’s allocations to different types of securities will vary and will generally be intended to reflect the market segments that offer the strongest mix of expected risk-adjusted return.

The portfolio managers apply a disciplined investment approach, making use of bottom-up fundamental research, to construct a portfolio for investment. The team’s fundamental research process may include: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; evaluation of the experience and quality of a company’s management team; industry dynamics and competitive analysis; distribution channel, supply chain analysis, among other scoring criteria. In selecting specific debt instruments for investment, the portfolio managers will look to such factors as the issuer’s creditworthiness, the investment’s yield in relation to its credit quality and the investment’s relative value in relation to the market. The portfolio managers seek to construct a portfolio with lower volatility through the Fund’s approach to duration and credit quality.

The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund does not intend to make extensive use of derivatives, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies described above for temporary defensive purposes. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order):

Call Risk:  A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Prospectus	191

AllianzGI Short Term Bond Fund (continued)

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

James Dudnick, CFA, portfolio manager and director, has managed the Fund since its inception in 2018.

Douglas G. Forsyth, CFA, portfolio manager, managing director and CIO US Income & Growth Strategies, has managed the Fund since its inception in 2018.

Steven Gish, CFA, portfolio manager and director, has managed the Fund since its inception in 2018.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

192	Allianz Multi-Strategy Funds

AllianzGI Short Term Bond Fund (continued)

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	193

AllianzGI Structured Return Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class T	2.50%	None
Institutional	None	None
Class P	None	None
Class R6	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(2)	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.60%	0.25%	0.19%	0.07%	1.11%	(0.04)%	1.07%
Class C	0.60	1.00	0.16	0.07	1.83	(0.01)	1.82
Class T	0.60	0.25	0.19	0.07	1.11	(0.04)	1.07
Institutional	0.60	None	0.17	0.07	0.84	(0.06)	0.78
Class P	0.60	None	0.15	0.07	0.82	(0.00)	0.82
Class R6	0.60	None	0.11	0.07	0.78	(0.02)	0.76
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed 1.00% for Class A shares, 1.75% for Class C shares, 1.00% for Class T shares, 0.71% for Institutional Class shares, 0.79% for Class P shares and 0.69% for Class R6 shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$653	$880	$1,124	$1,824	$653	$880	$1,124	$1,824
Class C	285	575	989	2,147	185	575	989	2,147
Class T	356	590	843	1,564	356	590	843	1,564
Institutional	80	262	460	1,032	80	262	460	1,032
Class P	84	262	455	1,014	84	262	455	1,014
Class R6	78	247	431	964	78	247	431	964

194	Allianz Multi-Strategy Funds

AllianzGI Structured Return Fund (continued)

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 586% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	In pursuing its investment objective of long-term capital appreciation, the Fund either 1) combines long equity exposure with an in-the-money short call overlay strategy or 2) utilizes a short out-of-the-money put strategy. In either case the fund may seek to enhance returns through the use of additional option spreads. Under normal circumstances, the Fund’s option positions are expected to generate income for the Fund, while significantly limiting the Fund’s exposure to broader securities market movements. The Fund seeks to generate steady, risk-managed returns that are generally independent of market conditions.

To achieve its long equity exposure, the Fund expects to invest typically in one or more exchange traded funds (ETFs), such as the iShares Core S&P 500 ETF or SPDR® S&P 500® ETF, that are intended to achieve exposure to and approximate the relative weighting of stocks in the S&P 500 Index. The Fund also may invest directly in some or all of the companies included in the S&P 500 Index, seeking to replicate approximately the relative weighting of the stocks in the S&P 500 Index. Additionally, in order to achieve the desired long equity exposure, the Fund also may invest in stock index futures and other derivative instruments that would result in a similar market exposure.

In addition to the long equity portfolio described above, under normal market conditions, the Fund employs an in-the-money short call overlay strategy, which consists of writing (selling) exchange-traded call options or FLEX call options (i.e. listed options that are traded on an exchange, such as the CBOE, but with customized strike prices and expiration dates) on the S&P 500 Index that are at strike prices below the current market prices, typically with an aggregate notional value roughly equal to the full value of the Fund’s long equity portfolio. Under normal market conditions, the Fund may also employ a short out-of-the-money put strategy, which consists of writing exchange-traded put options or FLEX put options on the S&P 500 Index that are at strike prices below the current market prices.

Additionally, under certain circumstances, the portfolio managers may make use of additional option spreads, whereby the Fund utilizes long calls or puts and short or long put or call spreads of exchange-traded or FLEX options on equity and volatility indices, such as the CBOE Volatility Index (VIX), seeking to enhance the portfolio’s return. The number of contracts bought and sold can be different in a spread (normally called a “ratio spread”), allowing the portfolio managers to tailor the risk-reward profile of the position, or they can be the same. It is the Fund’s general intention to normally hold spread positions with different capped returns and maturities to expiration and all options are expected to be held to expiration unless the portfolio managers conclude that market conditions, redemptions or other circumstances make earlier closeout appropriate or necessary.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Prospectus	195

AllianzGI Structured Return Fund (continued)

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to Underlying Funds.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Prior to July 1, 2014, the Fund was managed pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below under its current investment strategy. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Return — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2018–09/30/2018	2.54%
Lowest 01/01/2018–03/31/2018	-2.59%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Fund Inception (12/3/12)
Class A — Before Taxes	-5.95%	2.17%	2.73%
Class A — After Taxes on Distributions	-6.65%	1.07%	1.60%
Class A — After Taxes on Distributions and Sale of Fund Shares	-3.37%	1.26%	1.71%
Class C — Before Taxes	-2.20%	2.56%	2.91%
Class T — Before Taxes	-2.97%	2.81%	3.26%
Class R6 — Before Taxes	-0.19%	3.69%	4.05%
Institutional Class — Before Taxes	-0.13%	3.61%	3.96%
Class P — Before Taxes	-0.22%	3.54%	3.89%
ICE BofAML 3-Month US Treasury Bill (reflects no deduction for fees, expenses or taxes)	1.87%	0.63%	0.53%
Lipper Absolute Return Funds Average	-4.51%	0.84%	1.82%

196	Allianz Multi-Strategy Funds

AllianzGI Structured Return Fund (continued)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Stephen G. Bond-Nelson, co-lead portfolio manager and managing director, has managed the Fund since 2012.

Trevor Taylor, portfolio manager and managing director, has managed the Fund since 2012.

Greg P. Tournant, lead portfolio manager, managing director and CIO US Structured Products has managed the Fund since 2012.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class R6 shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class T shares and 1-800-498-5413 for Institutional Class, Class P and Class R6 shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	197

AllianzGI Ultra Micro Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class T	2.50%	None
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	1.10%	0.25%	0.72%	2.07%	(0.21)%	1.86%
Class T	1.10	0.25	0.72	2.07	(0.21)	1.86
Institutional	1.10	None	0.72	1.82	(0.28)	1.54
Class P	1.10	None	0.65	1.75	(0.18)	1.57
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.86% for Class A shares, 1.86% for Class T shares, 1.54% for Institutional Class shares and 1.57% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$729	$1,144	$1,584	$2,802	$729	$1,144	$1,584	$2,802
Class T	434	863	1,317	2,574	434	863	1,317	2,574
Institutional	157	545	959	2,114	157	545	959	2,114
Class P	160	534	932	2,048	160	534	932	2,048

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 41% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

198	Allianz Multi-Strategy Funds

AllianzGI Ultra Micro Cap Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than two times the weighted average of the Russell Microcap Growth Index, i.e., capitalizations less than $1.2 billion as of December 31, 2018. Under normal market conditions, the Fund expects to maintain a weighted average market capitalization below that of the Russell Microcap Growth Index ($644 million as of December 31, 2018). The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the ultra micro-cap threshold. Because of this, the Fund may have less than 80% of its net assets in ultra micro cap stocks at any given time. The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, and seek to exploit stocks that are under-priced relative to their potential. In addition to common stocks and other equity securities (such as preferred stocks and convertible securities), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

Market Risk:   The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies. Risks associated with securities issued by smaller companies are magnified for investments in securities issued by ultra micro-cap companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Prospectus	199

AllianzGI Ultra Micro Cap Fund (continued)

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class and/or the predecessor fund, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2009–06/30/2009	34.08%
Lowest 07/01/2011–09/30/2011	-28.80%

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	10 Years	Fund Inception (1/28/08)
Institutional Class — Before Taxes	-14.89%	-0.89%	15.02%	9.20%
Institutional Class — After Taxes on Distributions	-20.51%	-4.15%	12.98%	7.43%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	-5.05%	-0.55%	12.83%	7.69%
Class A — Before Taxes	-19.85%	-2.25%	14.03%	8.31%
Class T — Before Taxes	-17.26%	-1.67%	14.39%	8.64%
Class P — Before Taxes	-14.87%	-0.85%	14.97%	9.16%
Russell Microcap Growth Index (reflects no deduction for fees, expenses or taxes)	-14.18%	1.41%	12.04%	6.26%
Lipper Small-Cap Growth Funds Average	-4.53%	5.26%	13.66%	8.12%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

200	Allianz Multi-Strategy Funds

AllianzGI Ultra Micro Cap Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

K. Mathew Axline, CFA, portfolio manager and director, has managed the Fund since 2010.

Blake Burdine, portfolio manager and director, has managed the Fund since 2015.

Stephen Lyford, portfolio manager and director, has managed the Fund since 2013.

Robert S. Marren, portfolio manager and managing director, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s transfer agent by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class T shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	201

AllianzGI U.S. Equity Hedged Fund

Investment Objective	The Fund seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class T	2.50%	None
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(2)	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.70%	0.25%	6.45%	0.09%	7.49%	(6.15)%	1.34%
Class C	0.70	1.00	6.50	0.09	8.29	(6.20)	2.09
Class T	0.70	0.25	6.45	0.09	7.49	(6.15)	1.34
Institutional	0.70	None	6.40	0.09	7.19	(6.10)	1.09
Class P	0.70	None	6.50	0.09	7.29	(6.10)	1.19
(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.25% for Class T shares, 1.00% for Institutional Class shares and 1.10% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$679	$2,110	$3,471	$6,587	$679	$2,110	$3,471	$6,587
Class C	312	1,863	3,406	6,843	212	1,863	3,406	6,843
Class T	383	1,860	3,264	6,479	383	1,860	3,264	6,479
Institutional	111	1,573	2,971	6,208	111	1,573	2,971	6,208
Class P	121	1,600	3,012	6,269	121	1,600	3,012	6,269

202	Allianz Multi-Strategy Funds

AllianzGI U.S. Equity Hedged Fund (continued)

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2018 was 21% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	In pursuing its investment objective, the Fund combines long equity exposure with positions in options that, when paired with the Fund’s long equity portfolio, are intended to promote the protection of capital during unfavorable market conditions. The Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies. The Fund may gain exposure to such stocks directly or indirectly. The Fund currently defines “U.S. companies” as those companies that are deemed to be United States companies for purposes of their geographical eligibility for inclusion in the S&P 500 Index, a broad-based index of U.S. stocks.

To achieve its long equity exposure, the Fund expects to invest typically in one or more exchange traded funds (ETFs), such as the iShares Core S&P 500 ETF or SPDR® S&P 500® ETF, that are intended to achieve exposure to and approximate the relative weighting of stocks in the S&P 500 Index. The Fund also may invest directly in some or all of the companies included in the S&P 500 Index, seeking to replicate approximately the relative weighting of the stocks in the S&P 500 Index. Additionally, in order to achieve the desired long equity exposure, the Fund also may invest in stock index futures and other derivative instruments.

In addition to the long equity portfolio described above, under normal market and other conditions, the Fund employs a strategy of investing in exchange-traded options or FLEX options (i.e. listed options that are traded on an exchange, but with customized strike prices and expiration dates) that, when paired with the equity portfolio, are intended to promote the protection of capital during unfavorable market conditions (the “Index Option Strategy”). The Fund will utilize (buy) equity index put options (long puts) on U.S. equity indexes with the purpose of protecting the Fund from a significant market decline while limiting the cost and interference of this “protection,” and will write (sell) equity index call options (short calls) on U.S. equity indexes to offset some or all of the cost of the put options. Under normal market and other conditions, the option positions will consist of long puts expiring in roughly equal proportions over longer periods (e.g., the next 12 months), and short call positions expiring over a shorter period (e.g. fewer than 45 days) with notional value roughly equal to the full value of the Fund’s long equity portfolio. The long puts are designed to significantly protect the downside of the Fund’s long equity portfolio, which means that the notional value may be roughly equal to or may significantly exceed the full value of the Fund’s long equity portfolio. Additionally, under certain circumstances, the portfolio managers may construct paired option positions, or so-called “option spreads,” such as by pairing a long put position with a short put position. The number of contracts bought and sold can be different in a spread (normally called a “ratio spread”) or they can be the same. The Fund may enter into put spreads to seek to capture value from slight market decreases. All options are expected to be held to expiration unless the portfolio managers conclude that market conditions, redemptions or other circumstances make earlier closeout appropriate or necessary. In pursuing the Index Option Strategy, the Fund generally will not be able to offset the full cost of the “protection” it is seeking and must keep significant cash and cash equivalents available, and therefore the Fund may underperform the S&P 500 Index during periods of market increases and slight market decreases.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Prospectus	203

AllianzGI U.S. Equity Hedged Fund (continued)

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to Underlying Funds.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 10/01/2013–12/31/2013	6.99%
Lowest 10/01/2018–12/31/2018	-9.85%

204	Allianz Multi-Strategy Funds

AllianzGI U.S. Equity Hedged Fund (continued)

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Years	Fund Inception (12/3/12)
Class A — Before Taxes	-11.93%	1.57%	4.02%
Class A — After Taxes on Distributions	-14.34%	-0.24%	2.32%
Class A — After Taxes on Distributions and Sale of Fund Shares	-7.06%	0.39%	2.34%
Class C — Before Taxes	-8.36%	1.97%	4.22%
Class T — Before Taxes	-9.13%	2.21%	4.55%
Institutional Class — Before Taxes	-6.52%	2.98%	5.26%
Class P — Before Taxes	-6.69%	2.87%	5.14%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	12.25%
Lipper Alternative Long/Short Equity Funds Average	-6.06%	2.47%	4.79%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors U.S. LLC

Portfolio Managers

Stephen G. Bond-Nelson, portfolio manager and managing director, has managed the Fund since 2012.

Trevor Taylor, portfolio manager and director, has managed the Fund since 2012.

Greg P. Tournant, lead portfolio manager, managing director and CIO US Structured Products, has managed the Fund since 2012.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary (for Class T shares, such intermediary must have an agreement with the Distributor to sell Class T shares), or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class T shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A, Class C and Class T shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	205

Principal Investments and Strategies of Each Fund

This section, together with the next section entitled “Summary of Principal Risks,” provides more detailed information regarding each Fund’s investment objective, principal investments and strategies and principal risks.

Descriptions of different Funds should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Funds are described as utilizing the same investment strategy, technique or instrument in their descriptions. Some Funds are subject to capitalization criteria and percentage investment limitations, as noted in their Fund Summaries above and in the descriptions below. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” for more information about these limitations.

It is possible to lose money on an investment in the Funds.  The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate.

206	Allianz Multi-Strategy Funds

AllianzGI Best Styles Global Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Global Equity Securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. Under normal market conditions, the Fund will invest at least 40% of its assets in non-U.S. securities, including emerging market securities. Notwithstanding the previous sentence, if the weighting of non-U.S. securities in the MSCI All Country World Index drops below 45%, the Fund may invest in a lower amount in non-U.S. securities, which will normally be such that the minimum level for non-U.S. securities will be 5% below the weighting of non-U.S. securities in the MSCI All Country World Index. As of December 31, 2018, the capitalization weighting of non-U.S. securities in the MSCI All Country World Index was approximately 41.79%. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund normally invests primarily in common stocks, either directly or indirectly through depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

The Fund’s investment strategy centers on the portfolio managers’ belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach. “Risk premiums” represent the added value resulting from investments in certain sub-segments (as determined using the investment style analyses described below) of the market that may carry higher risks but have historically led to higher returns on investment.

The investment process begins with a broad investment universe containing at least 4,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Manager’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company identified as an investment candidate through the quantitative “investment style” research process using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio managers seek to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio managers attempt to control for risk factors (such as over- and under-weights relative to the MSCI All Country World Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the MSCI All Country World Index as to both risk and return and the portfolio managers intend, under normal circumstances, to have at least 300 equity securities in the Fund’s portfolio. The Fund may and intends to have significant holdings in stocks that are not included in the MSCI All Country World Index.

The following investment styles are considered in managing the Fund’s portfolio:

•

The Value investment style selects equity securities that the portfolio managers believe have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe.

•

The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises.

•	The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe.

•	The Growth investment style generally selects equity securities with expected and historical earnings growth and dividend growth.

Prospectus	207

AllianzGI Best Styles Global Equity Fund (continued)

•

The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio managers believe to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The portfolio managers expect to rebalance the Fund’s portfolio periodically. The portfolio managers also regularly monitor the risk and return profiles of the portfolio and each investment style, and consider whether to sell a particular security when any factors materially change, or when a more attractive investment candidate is available.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Equity Securities Risk • Market Risk • Issuer Risk • Non-U.S. Investment Risk • Emerging Markets Risk • Smaller Company Risk	• Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

208	Allianz Multi-Strategy Funds

AllianzGI Best Styles International Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Equity securities of non-U.S. companies	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of international equities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The Fund ordinarily allocates its investments among a number of countries (i.e., at least three), including those in the MSCI EAFE Index, and normally invests at least 80% of its assets in non-U.S. securities. The Fund normally focuses its non-U.S. investments in developed countries but may also invest in emerging markets securities. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund normally invests primarily in common stocks, either directly or indirectly through depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

The Fund’s investment strategy centers on the portfolio managers’ belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach. “Risk premiums” represent the added value resulting from investments in certain sub-segments (as determined using the investment style analyses described below) of the market that may carry higher risks but have historically led to higher returns on investment.

The investment process begins with a broad investment universe containing at least 1,500 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Manager’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company identified as an investment candidate through the quantitative “investment style” research process using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio managers seek to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio managers attempt to control for risk factors (such as over- and under-weights relative to the MSCI EAFE Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the MSCI EAFE Index as to both risk and return and the portfolio managers intend, under normal circumstances, to have at least 200 equity securities in the Fund’s portfolio. The Fund may and intends to have significant holdings in stocks that are not included in the MSCI EAFE Index.

The following investment styles are considered in managing the Fund’s portfolio:

•

The Value investment style selects equity securities that the portfolio managers believe have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe.

•

The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises.

•	The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe.

•	The Growth investment style generally selects equity securities with expected and historical earnings growth and dividend growth.

•

The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

Prospectus	209

AllianzGI Best Styles International Equity Fund (continued)

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio managers believe to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The portfolio managers expect to rebalance the Fund’s portfolio periodically. The portfolio managers also regularly monitor the risk and return profiles of the portfolio and each investment style, and consider whether to sell a particular security when any factors materially change, or when a more attractive investment candidate is available.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk • Credit and Counterparty Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk • Liquidity Risk	• Management Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

210	Allianz Multi-Strategy Funds

AllianzGI Best Styles U.S. Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus U.S. equity securities	Approximate Primary Capitalization Range All capitalizations
	Fund Category Blend Stocks		Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of U.S. equity securities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The Fund currently defines “U.S. companies” as those companies whose securities are traded in U.S. markets and that (i) are organized or headquartered in the United States or (ii) are designated as U.S. companies by commonly recognized market data services. The portfolio managers intend to diversify the Fund’s investments across economic sectors. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio managers’ belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach. “Risk premiums” represent the added value resulting from investments in certain sub-segments (as determined using the investment style analyses described below) of the market that may carry higher risks but have historically led to higher returns on investment.

The investment process begins with a broad investment universe containing at least 1,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Manager’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company identified as an investment candidate through the quantitative “investment style” research process using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio managers seek to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio managers attempt to control for risk factors (such as over- and under-weights relative to the S&P 500 Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the S&P 500 Index as to both risk and return and the portfolio managers intend, under normal circumstances, to have at least 150 equity securities in the Fund’s portfolio. The Fund may and intends to have significant holdings in stocks that are not included in the S&P 500 Index.

The following investment styles are considered in managing the Fund’s portfolio:

•

The Value investment style selects equity securities that the portfolio managers believe have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe.

•

The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises.

•	The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe.

•	The Growth investment style generally selects equity securities with expected and historical earnings growth and dividend growth.

•

The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

Prospectus	211

AllianzGI Best Styles U.S. Equity Fund (continued)

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio managers believe to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The portfolio managers expect to rebalance the Fund’s portfolio periodically. The portfolio managers also regularly monitor the risk and return profiles of the portfolio and each investment style, and consider whether to sell a particular security when any factors materially change, or when a more attractive investment candidate is available.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments, it may do so at any time.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk • Derivatives Risk	• Focused Investment Risk • IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk	• REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

212	Allianz Multi-Strategy Funds

AllianzGI Convertible Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consisting of capital appreciation and current income	Fund Focus Convertible securities	Approximate Primary Capitalization Range All capitalizations
	Fund Category Convertible Securities		Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities. Convertible securities include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities (such as warrants or options) that provide an opportunity for equity participation. For purposes of this policy, the Fund may also gain exposure to convertible securities through derivatives or other “synthetic” means. The Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Manager to be of comparable quality). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in company fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The portfolio managers evaluate each security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. Under normal market conditions, the portfolio managers seek to invest in securities that can participate in the upside of the underlying equity and provide downside protection from the bond.

In addition to gaining “synthetic” exposure to convertible securities through derivatives as outlined above, the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

• Market Risk • Issuer Risk • Convertible Securities Risk • Interest Rate Risk • Credit and Counterparty Risk • Call Risk	• Equity Securities Risk • High Yield Risk • Liquidity Risk • Derivatives Risk • Fixed Income Risk • Focused Investment Risk	• Leveraging Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	213

AllianzGI Core Bond Fund

Principal Investments and Strategies	Investment Objective Seeks current income, consistent with minimal fluctuations of principal Fund Category Fixed Income Securities	Fund Focus Investment grade fixed income securities	Credit Quality Weighted average investment grade rating under normal conditions Dividend Frequency Monthly

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in bonds, notes and other debt instruments, including derivatives that provide exposure to such investments. The Fund generally invests in debt securities issued by U.S. and non-U.S. governments and their subdivisions, agencies and government-sponsored enterprises; supranational entities; public and private companies; pass-through securities guaranteed by the U.S. government, its agencies or government-sponsored enterprises; and commercial mortgage-backed securities and other asset-backed securities. The Fund’s investments in mortgage-related securities may include investments in stripped mortgage-backed securities such as interest-only (“IO”) and principal-only (“PO”) securities.

The Fund may invest up to 10% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade, or if unrated, determined by the Manager to be of comparable quality (sometimes referred to as “high yield securities” or “junk bonds”). The Fund considers a debt instrument to be investment grade based on the highest rating assigned at the time of purchase by Standard and Poor’s, Moody’s, Fitch, Kroll or DBRS.

The Fund may invest up to 5% of its assets in non-U.S. dollar denominated debt securities and instruments of foreign issuers, including those of foreign governments, non-governmental issuers or other entities. The Fund typically seeks to fully hedge its exposure to non-U.S. dollar currencies.

In making investments, the Fund’s portfolio managers will normally seek to maintain an average portfolio duration within one year above or below that of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. As of December 31, 2018, the average duration of the Bloomberg Barclays U.S. Aggregate Bond Index was 5.68 years.

The Fund may use derivatives, such as Treasury futures, options on Treasury futures, interest rate swaps, credit default swaps and credit default swap indices, total return swaps and currency futures and forwards. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses.

The Fund may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the to-be-announced (“TBA”) market and those in a dollar roll transaction.

The Fund may invest in securities that are issued through private offerings without registration with the Securities and Exchange Commission under the Securities Act. The Fund may also invest in securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act.

The Fund’s use of short-term instruments, especially in connection with the hedging of interest rate risk, may result in significant frequent trading transactions, which can contribute to the Fund’s having a portfolio turnover rate in excess of 300% annually.

The Fund’s investment strategy reflects the portfolio managers’ belief that valuation inefficiencies exist in fixed income markets due to temporary supply and demand imbalances, which may be caused by such factors as market segmentation and dependence on nationally recognized credit rating agencies. The portfolio managers further believe that a high-quality, diversified fixed income portfolio may be an effective means to exploit these valuation inefficiencies. The Fund’s investment strategy centers on strategic sector rotation and security selection in credit-intensive segments of the market through a bottom-up fundamental research process. The portfolio managers produce proprietary internal credit assessments and risk analyses of issuers, typically by using such tools as proprietary financial and quantitative models, stress testing and assessments of collateral, bond structures, indentures and liquidity. Industry-level considerations may include factors such as: competitiveness of the industry, exposure to disruption, sensitivity to economic cycles and attractiveness relative to other industries. Issuer-level considerations may include factors such as: durability and transparency of business model, level of financial leverage relative to sustainable levels, trading level of its securities compared to historic trading ranges and relative to other securities, quality of management and its alignment with bondholders, event risk and competitiveness relative to peers.

214	Allianz Multi-Strategy Funds

AllianzGI Core Bond Fund (continued)

A security may be sold when it has reached a relative valuation target established by the portfolio managers, when an alternative security offers better value, when the original investment thesis becomes invalid, when relative volatility becomes higher than expected or when the security’s influence in the Fund’s portfolio becomes disproportionately large. Structured bonds, or bonds with option characteristics, may become sale candidates when their dollar price reaches a premium level at which further performance is impeded. The portfolio managers may periodically reevaluate underperforming issues to ensure that fundamentals have not changed since purchase.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first eight risks):

• Market Risk • Fixed Income Risk • Interest Rate Risk • Variable Distribution Risk • Mortgage-Related and Other Asset-Backed Risk • High Yield Risk • Derivatives Risk	• Leveraging Risk • Call Risk • Confidential Information Access Risk • Convertible Securities Risk • Credit and Counterparty Risk • Currency Risk	• Focused Investment Risk • Issuer Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	215

AllianzGI Core Plus Bond Fund

Principal Investments and Strategies	Investment Objective Seeks total return, consisting of current income and capital appreciation	Fund Focus Broad range of fixed income instruments	Credit Quality Not more than 35% of net assets below investment grade
	Fund Category Fixed Income Securities		Dividend Frequency Monthly

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in bonds, notes and other debt instruments, including derivatives that provide exposure to such investments. The Fund generally invests in debt securities issued by U.S. and non-U.S. governments and their subdivisions, agencies and government-sponsored enterprises; supranational entities; public and private companies; pass-through securities guaranteed by the U.S. government, its agencies or government-sponsored enterprises; and commercial mortgage-backed securities and other asset-backed securities. The Fund’s investments in mortgage-related securities may include investments in stripped mortgage-backed securities such as interest-only (“IO”) and principal-only (“PO”) securities.

The Fund may invest up to 35% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade, or if unrated, determined by the Manager to be of comparable quality (sometimes referred to as “high yield securities” or “junk bonds”).

The Fund may invest up to 10% of its assets in non-U.S. dollar denominated debt securities and instruments of foreign issuers, including those of foreign governments, non-governmental issuers or other entities. The Fund typically seeks to fully hedge its exposure to non-U.S. dollar currencies. The Fund may invest up to 5% of its assets in collateralized loan obligations (“CLOs”).

In making investments, the Fund’s portfolio managers will normally seek to maintain an average portfolio duration within two years above or below that of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. As of December 31, 2018, the average duration of the Bloomberg Barclays U.S. Aggregate Bond Index was 5.68 years.

The Fund may use derivatives, such as Treasury futures, options on Treasury futures, interest rate swaps, credit default swaps and credit default swap indices, total return swaps and currency futures and forwards. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses.

The Fund may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the to-be-announced (“TBA”) market and those in a dollar roll transaction.

The Fund may invest in securities that are issued through private offerings without registration with the Securities and Exchange Commission under the Securities Act. The Fund may also invest in securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act.

The Fund’s use of short-term instruments, especially in connection with the hedging of interest rate risk, may result in significant frequent trading transactions, which can contribute to the Fund’s having a portfolio turnover rate in excess of 300% annually.

The Fund’s investment strategy reflects the portfolio managers’ belief that valuation inefficiencies exist in fixed income markets due to temporary supply and demand imbalances, which may be caused by such factors as market segmentation and dependence on nationally recognized credit rating agencies. The portfolio managers further believe that a high-quality, diversified fixed income portfolio may be an effective means to exploit these valuation inefficiencies. The Fund’s investment strategy centers on strategic sector rotation and security selection in credit-intensive segments of the market through a bottom-up fundamental research process. The portfolio managers produce proprietary internal credit assessments and risk analyses of issuers, typically by using such tools as proprietary financial and quantitative models, stress testing and assessments of collateral, bond structures, indentures and liquidity. Industry-level considerations may include factors such as: competitiveness of the industry, exposure to disruption, sensitivity to economic cycles and attractiveness relative to other industries. Issuer-level considerations may include factors such as: durability and transparency of business model, level of financial leverage relative to sustainable levels, trading level of its securities compared to historic trading ranges and relative to other securities, quality of management and its alignment with bondholders, event risk and competitiveness relative to peers.

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AllianzGI Core Plus Bond Fund (continued)

A security may be sold when it has reached a relative valuation target established by the portfolio managers, when an alternative security offers better value, when the original investment thesis becomes invalid, when relative volatility becomes higher than expected or when the security’s influence in the Fund’s portfolio becomes disproportionately large. Structured bonds, or bonds with option characteristics, may become sale candidates when their dollar price reaches a premium level at which further performance is impeded. The portfolio managers may periodically reevaluate underperforming issues to ensure that fundamentals have not changed since purchase.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first eight risks):

• Market Risk • Fixed Income Risk • Interest Rate Risk • Variable Distribution Risk • Mortgage-Related and Other Asset-Backed Risk • High Yield Risk • Derivatives Risk	• Leveraging Risk • Call Risk • Confidential Information Access Risk • Convertible Securities Risk • Credit and Counterparty Risk • Currency Risk	• Focused Investment Risk • Issuer Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	217

AllianzGI Emerging Markets Consumer Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Emerging markets consumer-related securities	Approximate Primary Capitalization Range All capitalizations
	Fund Category International Stocks		Dividend Frequency Annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging market countries and by investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies in the consumer and consumer-related sectors. The Fund currently defines emerging market countries as countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in a Benchmark (as defined below), traded on an exchange in a Benchmark or if it has exposure to a Benchmark. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s primary benchmark index, which, as of the date of this Prospectus, is currently the MSCI Emerging Markets Index (“Benchmark Countries”). The Fund normally invests primarily in common stocks, either directly or indirectly through American Depositary Receipts (ADRs) and other depositary receipts.

The Fund seeks to capitalize on economic growth, a significant young population, and expanding middle class consumption within emerging market countries via consumer-related companies. Generally, companies in the consumer and consumer-related sectors are companies principally engaged in the manufacture, sale or distribution of goods and services to consumers. The Fund maintains flexibility to invest in all industries within the consumer staples, consumer discretionary, communication services and health care sectors, and select consumer-oriented industries within information technology, industrials, financials and real estate sectors. The consumer staples sector comprises those companies whose consumer products are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food and drug retailing companies as well as hypermarkets and consumer super centers. The consumer discretionary sector encompasses those businesses whose consumer products tend to be the most sensitive to economic cycles. Its manufacturing segment includes automotive, household durable goods, leisure equipment and textiles and apparel. Its services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The health care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The communication services sector includes companies exposed to telecommunication services, media, interactive media & services, and entertainment. It includes internet and software companies, traditional and internet-based content publishers, diversified telecommunications and wireless telecommunications providers. Consumer-oriented companies in other sectors may include, but are not limited to, airlines, consumer-related financials, communication equipment and professional services industries.

The portfolio managers seek to invest in consumer-oriented securities in emerging and developed markets which they believe capitalize on secular growth of the emerging market consumer. The portfolio managers believe that behavioral biases of investors contribute to market inefficiencies, which in turn can be exploited. The Fund’s investment universe consists primarily of approximately 1,300 emerging market consumer-related equities within the capitalization range of the MSCI Emerging Markets Index (between $576.2 million and $381.8 billion as of December 31, 2018) and approximately 200 developed market equities that the portfolio managers consider to have exposure to emerging markets. The investment process begins with a proprietary “alpha” model which blends behavioral and intrinsic-valuation factors in assessing individual securities’ prospects of outperforming the broader market. This multi-factor approach is integrated with a sophisticated risk model to form the basis of portfolio construction, with constraints at the individual security, industry and country levels to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted on a bottom-up basis to confirm the investment thesis and suitability before a purchase or sale. The portfolio managers consider whether to sell a particular security based on factors such as its attractiveness in the team’s alpha model, an increase in stock-specific risk metrics, or because they consider the stock to be overly correlated with other stocks in the portfolio. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with

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AllianzGI Emerging Markets Consumer Fund (continued)

real-world portfolio management experience to attempt to maximize excess return opportunities within a framework that seeks to control risk. The investment approach is primarily quantitative in nature, and the majority of research is conducted to improve the alpha model, risk model and portfolio construction process.

In addition to common stocks, the Fund may invest in other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The Fund may invest in the securities of issuers of any market capitalization, including smaller capitalization companies, and may invest a portion of its assets in securities issued in initial public offerings (IPOs). The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments, it may do so at any time.

In response to adverse market, economic, political and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk • Focused Investment Risk (Consumer-Related Companies Risk)	• Credit and Counterparty Risk • Currency Risk • Derivatives Risk • IPO Risk • Leveraging Risk • Liquidity Risk	• Management Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	219

AllianzGI Emerging Markets Debt Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation and current income Fund Category Fixed Income Securities	Fund Focus Debt instruments issued by Emerging Market Sovereign, Emerging Market Quasi-Sovereign or Emerging Market Corporate issuers	Credit Quality No limitation Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt instruments issued by Emerging Market Sovereign, Emerging Market Quasi-Sovereign and Emerging Market Corporate issuers (each as defined below). The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy described above. The Fund’s primary investment universe will consist of Emerging Market Sovereign bonds. The instruments in which the Fund may invest may be denominated in non-U.S. currencies or the U.S. dollar. The Fund’s average portfolio duration varies based on, among other things, the Manager’s forecast for interest rates. The Fund will normally seek to maintain an average portfolio duration within one year above or below that of its benchmark, the JP Morgan Emerging Markets Bond Index Global Diversified, which as of December 31, 2018 was 6.55 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Negative duration occurs when bond prices move in the same direction as interest rates which would only be accomplished through the use of derivatives. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest in securities of any credit quality, and the Fund’s average credit quality can vary as the portfolio managers deem appropriate.

“Emerging Market Sovereigns,” as used in the description above, refers to governments of emerging market countries. “Emerging Market Quasi-Sovereigns” refers to governmental entities, agencies and other issuers that are more than 50% owned, directly or indirectly, by an Emerging Market Sovereign, or whose obligations are guaranteed by an Emerging Market Sovereign. An “Emerging Market Corporate” issuer refers to any issuer other than an Emerging Market Sovereign or an Emerging Market Quasi-Sovereign that is located in an emerging market country. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the Manager, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Such countries typically have economies undergoing rapid growth driven by industrialization, rising exports, and increased business activity. Emerging market securities may include those listed in standard indices (e.g., in the JP Morgan family of emerging market debt indices) as well as securities not represented in these indices, if they are domiciled or issued in emerging markets, or if they generate a majority of their revenue or earnings in these markets.

The portfolio managers follow a top-down macroeconomic approach in selecting securities and seek to add value primarily through country selection. The portfolio managers first assess the global macroeconomic environment and potential implications to emerging markets. They perform a fundamental country-specific analysis identifying markets that the portfolio managers believe may benefit from broader macroeconomic, industry or capital market developments. Examples would include political and economic trends and reforms, central bank policy adjustments, economic productivity, foreign currency reserves, interest-rate cycles, industrial production, commodities and manufacturing dependence, public-sector borrowing, expected bond issues, foreign exchange vulnerability and foreign ownership of an issuer’s bonds. An analysis of Environmental, Social and Corporate Governance (“ESG”) factors is also performed, as the portfolio managers believe this enhances the investment process.

In selecting securities for investment, the portfolio managers combine fundamental analysis with an assessment of relative spread using a proprietary relative value framework that seeks to assess the different factors potentially driving rising premiums associated with investing in different emerging markets countries. The team also considers the importance of structural and technical considerations that may have significant influence over the pricing of Emerging Market Sovereigns. The portfolio managers narrow the universe of investments through a qualitative analysis weighing these criteria. As a final step of the Fund’s investment process, the portfolio managers employ a risk management strategy that considers markets, duration, credit risk and liquidity risk to create a benchmark-aware portfolio.

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AllianzGI Emerging Markets Debt Fund (continued)

The Fund may invest in debt instruments of all types and denominated in any currency (including, without limitation, U.S. Dollars, Euros, Swiss Francs, Japanese Yen, British Pound Sterling and other major currencies, as well as local currencies of emerging market countries) whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans, participations, certificates of deposit, asset-backed securities and mortgage-backed securities. The Fund may also invest a portion of its assets in money market instruments, including money market funds denominated in U.S. dollars or other currencies, as well as other investment companies, if the investment companies invest principally in the types of investments in which the Fund may invest directly. Shorting of individual bonds may also be part of the investment strategy. The Fund may enter into short sales of bonds for a range of purposes, including: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments.

The Fund may utilize various derivative instruments and related strategies, including to gain exposure to one or more of the issuers referred to above or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options, forward contracts and swap agreements (including as the buyer or seller of credit default swaps), credit-linked notes and other related instruments with respect to individual currencies, bonds, and securities of any kind, indices and baskets of securities, interest rates and currencies as part of its principal investment strategies. The Fund may use derivatives for hedging or efficient portfolio management purposes, but also may use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may invest in currency-related transactions, such as forward transactions (including deliverable and non-deliverable forwards), currency futures transactions and currency options transactions, and may also invest directly in foreign currencies, in each case for hedging or other investment purposes.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in cash or cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

• Emerging Markets Risk • Non-U.S. Investment Risk • Fixed Income Risk • Market Risk • Issuer Risk • Interest Rate Risk • Derivatives Risk • Confidential Information Access Risk	• Credit and Counterparty Risk • Currency Risk • Focused Investment Risk • High Yield Risk • Leveraging Risk • Liquidity Risk • Management Risk	• Mortgage-Related and Other Asset-Backed Risk • Short Selling Risk • Turnover Risk • Underlying Fund Risks • Variable Distribution Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	221

AllianzGI Emerging Markets Small-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Emerging markets small-cap securities	Approximate Primary Capitalization Range Comparable to those of companies included in the MSCI Emerging Markets Small Cap Index
	Fund Category International Stocks		Dividend Frequency Annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries and by investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI Emerging Markets Small Cap Index (between $82.2 million and $4.0 billion as of December 31, 2018). The Fund currently defines emerging markets countries as countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an Emerging Market Country (as defined below), traded on an exchange in an Emerging Market Country or if it has exposure to an Emerging Market Country. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, which, as of the date of this Prospectus, is currently the MSCI Emerging Markets Small Cap Index (“Emerging Market Countries”). The Fund normally invests primarily in common stocks, either directly or indirectly through American Depositary Receipts (ADRs) and other depositary receipts.

The portfolio managers seek to invest in emerging markets small-cap equities which they believe are benefiting from change not yet fully reflected in the market. The portfolio managers believe that behavioral biases of investors contribute to market inefficiencies, which can be exploited. The portfolio managers begin with a selection universe of approximately 4,000 emerging markets small-cap securities. Their investment process uses a proprietary “alpha” model which blends behavioral and intrinsic-valuation factors in assessing individual securities’ prospects of outperforming the broader market. This multi-factor approach is integrated with a sophisticated risk model to form the basis of portfolio construction, with constraints at the individual security, industry and country levels to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted on a bottom-up basis to confirm the investment thesis and suitability before a purchase or sale. The portfolio managers consider whether to sell a particular security based on factors such as its attractiveness in the team’s alpha model, an increase in stock-specific risk metrics, or because they consider the stock to be overly correlated with other stocks in the portfolio. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with real-world portfolio management experience to attempt to maximize excess return opportunities within a framework that seeks to control risk. The investment approach is primarily quantitative in nature, and the majority of research is conducted to improve the alpha model, risk model and portfolio construction process.

In addition to common stocks, the Fund may invest in other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The Fund also may invest a portion of its assets in real estate investment trusts (REITs) and in securities issued in initial public offerings (IPOs). The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments, it may do so at any time.

In response to adverse market, economic, political and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

222	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Small-Cap Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk • Smaller Company Risk	• Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	223

AllianzGI Floating Rate Note Fund (formerly AllianzGI Real Estate Debt Fund)

Principal Investments and Strategies	Investment Objective Seeks to maximize current income	Fund Focus Floating rate notes	Credit Quality Less than 35% of assets below investment grade
	Fund Category Short Term Bond		Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in floating rate notes. The Fund currently defines floating rate notes to include floating rate debt securities and floating rate structured or securitized products (including certain mortgage- and asset-backed securities and collateralized loan obligations). The Fund may also invest in fixed-rate debt with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating or adjustable rate interest payments. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar, in the judgment of the Manager, to floating rate notes will be counted toward satisfaction of the Fund’s 80% investment policy described above. Floating rate notes are typically debt obligations with coupon rates that adjust or “float” periodically, often on a daily, monthly, quarterly, or semiannual basis by reference to a base lending rate (such as LIBOR) plus a premium. Floating rate notes may be unsecured obligations of the borrower.

The securities and instruments in which the Fund may invest may be denominated in non-U.S. currencies or the U.S. dollar. The Fund may invest in debt securities issued by U.S and non-U.S. corporations, banks, supranational entities, municipalities, development banks, agencies and governments. In addition, the Fund may invest in asset-backed securities (“ABS”), mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”) issued by U.S. and non-U.S. issuers. Under normal circumstances, the Fund expects to invest less than 40% of its net assets in non-U.S. securities, which may include emerging markets securities. The Fund typically seeks to hedge most or all of its exposure to securities denominated in non-U.S. dollar currencies.

The Fund will ordinarily not make investments into high yield securities rated below “B-,” nor will it invest in defaulted securities. Securities rated below investment grade (or unrated bonds deemed by the Manager to be of comparable quality) are referred to as high yield or “junk bonds.” The Fund expects that, under normal circumstances, it will invest less than 35% of its net assets, at the time of purchase, in securities that are rated below investment grade.

The Manager expects that the Fund’s average portfolio duration typically will vary from 0 to 1 year. The portfolio managers may consider selling a particular security if they anticipate a deterioration in credit quality in the sector, jurisdiction or specific issuer and/or security, if they perceive a decline in relative attractiveness as compared to other issuers or securities or they identify material changes in the factors underlying the original reasons for purchase.

The Fund may also invest a portion of its assets in money market instruments, as well as other investment companies, including open-end or closed-end investment companies and domestic or foreign private investment vehicles, including investment companies sponsored by the Manager and its affiliates.

The Fund may utilize various derivative instruments for hedging or efficient portfolio management purposes, to manage the Fund’s portfolio duration or currency exposure, to manage the Fund’s interest rate exposure, or for investment purposes. The Fund may utilize derivatives of all types and may invest in, without limitation, Treasury futures, options on Treasury futures, interest rate swaps, credit default swaps, total return swaps, equity futures, and credit default swap indices. The Fund may invest in currency-related transactions, such as forward transactions (including deliverable and non-deliverable forwards), currency futures transactions and currency options transactions, in each case for hedging or other investment purposes.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

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AllianzGI Floating Rate Note Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Interest Rate Risk • Credit and Counterparty Risk • Liquidity Risk • Derivatives Risk • Allocation Risk	• Call Risk • Confidential Information Access Risk • Currency Risk • Emerging Markets Risk • Equity Securities Risk • Fixed Income Risk • Focused Investment Risk	• High Yield Risk • Management Risk • Mortgage-Related and Other Asset-Backed Risk • Non-U.S. Investment Risk • Turnover Risk • Variable Distribution Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	225

AllianzGI Global Allocation Fund

Principal Investments and Strategies	Investment Objective Seeks after-inflation capital appreciation and current income Allocation Strategy Equity Exposure Fixed Income Exposure	Baseline 60% 40%	Dividend Frequency At least quarterly Normal Range 50% to 70% 30% to 50%

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments. Under normal circumstances, the Fund achieves its desired exposures primarily by investing in certain affiliated mutual funds sponsored and managed by Allianz Global Investors U.S. LLC and/or its affiliates (the “Affiliated Underlying Funds”). The Fund may also invest in exchange-traded funds (“ETFs”), unaffiliated mutual funds, other pooled vehicles and derivative instruments such as futures, among others, as further described below. The Fund’s allocations to Affiliated Underlying Funds and other investments may vary over time and from time to time. The Fund also seeks to limit portfolio volatility. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time.

The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar-denominated fixed income securities. The Fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the Fund’s portfolio is managed. The portfolio managers will typically over- or under-weight the Fund’s portfolio against this baseline long-term allocation, depending upon the portfolio managers’ view of the relative attractiveness of the investment opportunities available, which will change over time. The Fund may also use an “Opportunistic Component” whereby it invests up to 30% of its assets in any combination of the following asset classes: emerging market debt, international debt, intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities, and U.S. and international small capitalization stocks and managed futures strategies. The Fund generally expects to gain exposure to Opportunistic Component asset classes indirectly through investments in Affiliated Underlying Funds, ETFs, other pooled vehicles and derivative instruments, although such exposure also may be gained directly. The fact that investments are considered part of the Opportunistic Component does not mean that the Fund will hold them for only a short time; the portfolio managers have discretion to hold individual Opportunistic Component positions for medium or longer terms.

Only securities, instruments or actively managed strategies whose primary purpose is to gain exposure to one or more of the opportunistic asset classes count toward the Opportunistic Component’s 30% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies are not included in the calculation of the Opportunistic Component of the Fund’s portfolio. For example, if an Affiliated Underlying Fund employs a diversified bond strategy that has a risk and volatility profile that the portfolio managers believe to be similar to (or less than) that of the Bloomberg Barclays U.S. Aggregate Bond index, any allocations within that Affiliated Underlying Fund to “opportunistic” asset classes, such as high yield or emerging market debt, would not count toward the Opportunistic Component’s 30% limit; however, direct allocations by the Fund to high yield or emerging market debt would be counted within the Fund’s Opportunistic Component. Similarly, investments in certain alternative strategies, such as the AllianzGI PerformanceFee Managed Futures Strategy Fund, would be counted solely within the Fund’s Opportunistic Component, even though those strategies may provide exposure to one or more asset classes that would otherwise be counted within the Fund’s Equity Component or Fixed Income Component. To the extent the Fund gains exposure through the AllianzGI PerformanceFee Managed Futures Strategy Fund, it may be subject to the additional principal risks disclosed in the AllianzGI PerformanceFee Managed Futures Strategy Fund’s prospectus.

The portfolio managers analyze market cycles, economic cycles and valuations, of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. Depending on market conditions, the Equity Component may range between approximately 50% and 70% of the Fund’s assets and the Fixed Income Component may range between approximately 30% and 50% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. As a result of its derivative positions,

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AllianzGI Global Allocation Fund (continued)

the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class.

The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class.

In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals.

After determining the asset allocation among the Components, the portfolio managers select particular investments in an effort to obtain exposure to the relevant mix of asset classes. The Fund strategy focuses on investments in mutual funds and ETFs. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the instrument is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Allocation Risk • Market Risk • Issuer Risk • Equity Securities Risk • Management Risk • Commodity Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• Fixed Income Risk • Focused Investment Risk • High Yield Risk • Index Risk • Interest Rate Risk • IPO Risk • Leveraging Risk • Liquidity Risk • Mortgage-Related and Other Asset-Backed Risk	• Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Tax Risk • Turnover Risk • Underlying Fund Risks • Variable Distribution Risk

Prospectus	227

AllianzGI Global Dynamic Allocation Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Baseline 60% 40%	Dividend Frequency At least annually
	Allocation Strategy Equity Exposure Fixed Income Exposure		Normal Range 20% to 80% 20% to 80%

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments. The Fund seeks to achieve its investment objective through active allocation among global equity, fixed income and a range of other asset classes, which the portfolio managers designate as “opportunistic,” together with actively managed strategies within those asset classes. The Fund may also invest in affiliated and unaffiliated mutual funds, exchange-traded funds (“ETFs”) and exchange-traded notes, other pooled vehicles and derivative instruments such as futures, among others, as further described below. The Fund also seeks to mitigate risk in extremely negative market environments, by decreasing exposure to asset classes, such as equities, experiencing strong downward trends.

The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar-denominated fixed income securities. The Fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the Fund is managed. The portfolio managers will typically over- or under-weight the Fund against this baseline long-term allocation, depending upon the portfolio managers’ view of the relative attractiveness of the investment opportunities available, which will change over time. The Fund may also use an “Opportunistic Component” whereby it invests up to 20% of its assets in any combination of the following asset classes: emerging market debt, international debt, intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities, and U.S. and international small capitalization stocks. The Fund generally expects to gain a significant portion of its exposure to “opportunistic” asset classes indirectly through investments in exchange-traded funds (ETFs), exchange-traded notes, other investment companies and pooled vehicles, and derivative instruments, although such exposure also may be gained directly. Combined exposure to the Equity Component and the Opportunistic Component, including notional exposure, is normally limited to 90% of the Fund’s net assets at the time of investment.

Only securities, instruments or actively managed strategies whose primary purpose is to gain exposure to one or more of the opportunistic asset classes count toward the Opportunistic Component’s 20% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies are not included in the calculation of the Opportunistic Component of the Fund. For example, if a mutual fund in which the Fund invests employs a diversified bond strategy that has a risk and volatility profile that the portfolio managers believe to be similar to (or less than) that of the Bloomberg Barclays U.S. Aggregate Bond index, any allocations within that fund to “opportunistic” asset classes, such as high yield or emerging market debt, would not count toward the Opportunistic Component’s 20% limit; however, direct allocations by the Fund to high yield or emerging market debt would be counted within the Fund’s Opportunistic Component. Additionally, exposure to “opportunistic” asset classes resulting from investments held in Best Styles Global Equity, Best Styles Global Managed Volatility and Advanced Core Bond strategies described below does not count against the 20% limit.

The portfolio managers analyze market cycles, economic cycles and valuations, of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. In determining whether and how to allocate Fund assets, the portfolio managers regularly assess the Fund’s overall allocations to each strategy and consider the merits of increasing or decreasing the relative balance among asset classes in the portfolio, and may adjust the Fund’s allocations to the various asset classes through the use of derivatives and other instruments and investment techniques.

The portfolio managers also employ a risk management strategy, which may cause an adjustment to the Fund’s asset allocation in an effort to mitigate certain downside risks. Depending on market conditions, the Equity Component may range between approximately 20% and 80% of the Fund’s assets and the Fixed Income

228	Allianz Multi-Strategy Funds

AllianzGI Global Dynamic Allocation Fund (continued)

Component may range between approximately 20% and 80% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. As a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class.

The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class. In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals.

Within the “Equity” and “Fixed Income” component limits described above, the Fund intends to make extensive use of three security selection strategies, namely, Best Styles Global Equity, Best Styles Global Managed Volatility and Advanced Core Bond. Each of these strategies is managed by a dedicated team of portfolio managers in a separate sleeve of the Fund. These portfolio managers are not responsible for changing the asset allocation of the Fund’s portfolio. A description of the investment process used for each of these strategies is set forth below.

•

Best Styles Global Equity. This strategy focuses on investments in globally diverse equity securities, including emerging market equities. The Best Styles Global Equity investment strategy centers on the portfolio managers’ belief that individual investment styles (Value, Earnings Change, Price Momentum, Growth, and Quality) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach. “Risk premiums” represent the added value resulting from investments in certain sub-segments of the market that may carry higher risks but have historically led to higher returns on investment.

•

Best Styles Global Managed Volatility. The investment process for the Best Styles Global Managed Volatility strategy mirrors the approach used for the Best Styles Global Equity strategy described above, except that the portfolio managers also seek to control for risks associated with volatility and accordingly conduct the security-selection process used for this sleeve with reference to the MSCI ACWI Minimum Volatility Index, which is designed to reflect the performance characteristics of a minimum variance strategy applied to the MSCI ACWI equity universe.

•

Advanced Core Bond. This strategy focuses on investments in U.S. dollar-denominated fixed income securities. The Advanced Core Bond strategy incorporates Allianz Global Investors’ “advanced fixed income” strategy, under which the portfolio managers utilize a flexible and active diversification process across a wide range of fixed income asset classes to seek systematic identification of what they believe are fundamental debt market inefficiencies.

The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, mutual funds, ETFs, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the instrument is otherwise deemed inappropriate.

Prospectus	229

AllianzGI Global Dynamic Allocation Fund (continued)

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions. Separately, the Fund will use a combination of interest rate swaps, interest rate futures, Treasury futures and total return swaps (“Interest Rate Derivatives”). The portfolio managers expect these instruments to provide additional diversification and balance the sources of risk in the Fund. Under certain market conditions, however, the investment performance of the Fund may be less favorable than it would be if the Fund did not use Interest Rate Derivatives.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Allocation Risk • Market Risk • Issuer Risk • Equity Securities Risk • Management Risk • Commodity Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• Fixed Income Risk • Focused Investment Risk • High Yield Risk • Index Risk • Interest Rate Risk • IPO Risk • Leveraging Risk • Liquidity Risk • Mortgage-Related and Other Asset-Backed Risk	• Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Tax Risk • Turnover Risk • Underlying Fund Risks • Variable Distribution Risk

230	Allianz Multi-Strategy Funds

AllianzGI Global High Yield Fund

Principal Investments and Strategies	Investment Objective Seeks total return with a controlled level of portfolio risk Fund Category Fixed Income Securities	Fund Focus Higher yielding fixed income securities	Credit Quality Minimum 80% of assets rated Ba/BB or below Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by investing primarily in actively traded global fixed income securities, including fixed and floating rate corporate, government and government agency debt securities. The Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (sometimes referred to “junk” securities), which are fixed income securities rated below investment grade or unrated and determined by the Manager to be of similar quality, and in derivatives and other synthetic instruments that have economic characteristics similar to such securities. Under normal circumstances, the Fund primarily invests in securities that, at the time of purchase, are rated better than D by S&P or C by Moody’s or DDD by Fitch (or of similar quality, as determined by the Manager, if unrated). The Fund may invest without limit in securities denominated in foreign currencies, but expects to invest primarily in securities denominated in U.S. dollars, British pounds sterling and euros. Foreign currency exposures realized through non-U.S. dollar denominated securities are typically hedged back to U.S. dollars through currency forwards and other instruments.

In pursuing total return (which is made up of income and capital appreciation), the portfolio managers manage the Fund with reference to its performance benchmark, the ICE BofAML Global High Yield Constrained Index (USD) (the “Global High Yield Index”), but seek to maintain a lower level of overall portfolio risk than the global high yield market (as represented by the Global High Yield Index). The overall portfolio risk for the Fund is managed through one or more standard industry measurements. The portfolio managers’ investment process includes a combination of macroeconomic analysis that seeks to identify attractive geographies and sectors and fundamental analysis that seeks to identify attractive individual securities. The Fund seeks to offer investors greater diversification than U.S. high yield portfolios by investing in high yield securities of issuers in a range of different geographies. In general, the Fund also seeks to invest in securities of issuers in a range of different industries. Given minimum lot sizes, so long as the Fund remains smaller-sized it may not be able to take on all of the positions that the investment process would otherwise prefer, potentially increasing risk. In addition to corporate, government and government agency debt securities, the Fund’s investment universe may include “Yankee Dollar” obligations (U.S. dollar-denominated obligations issued in U.S. capital markets by non-issuers), interests in bank loans, sovereign, preferred securities, sub-sovereign and supranational debt instruments and covered bonds. The types of bonds, loans and related instruments that the Fund may invest in may include bridge loans and other assets acquired through private transactions or the primary market. Such investments may involve increased liquidity risk.

The portfolio managers’ investment process begins with macro-level relative value analysis, which seeks to identify attractive markets through analysis of global growth, inflation and interest rate outlooks, as well as proprietary and other indicators. The portfolio managers then focus on portfolio construction, normally giving the greatest weight to fundamentally strong issuers exhibiting healthy business dynamics, followed by growth- oriented issuers exhibiting improving dynamics and deep value issuers. The portfolio managers next select individual securities. This portion of the process entails detailed issuer-specific relative value analysis, including, but not limited to, sector analysis, qualitative company analysis, financial analysis, quantitative filters, and structural assessment (involving evaluation of capital structure, financial covenants and jurisdictional implications). Finally, the portfolio managers implement their security selections, monitoring portfolio exposures in real time, managing position sizes and monitoring portfolio risks through analysis of probability-adjusted returns and other means. The portfolio managers consider selling a security once it no longer satisfies key relative value or other investment criteria.

The Fund will invest, under normal market conditions, in securities of issuers located in at least three different countries, and will invest at least 40% of its assets outside the U.S. Under market conditions that are unfavorable to non-U.S. investments on a relative value basis, the Fund will generally maintain lower exposure to non-U.S. issuers. The Fund is not subject to any additional geographical restrictions. The Fund may invest in emerging market securities. The Fund may have unhedged exposure to non-U.S. dollar currencies, but typically seeks to hedge most or all of its exposure to non-U.S. dollar currencies. The Fund may utilize derivatives to achieve its investment objective, including bond futures and options, interest rate swaps, credit default swaps and credit default swap indices, currency forwards, foreign currency exchange contracts, options, stock index

Prospectus	231

AllianzGI Global High Yield Fund (continued)

futures contracts, warrants and other derivative instruments. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses. In making investments, the Fund’s portfolio managers are not subject to any restriction with respect to duration, but will seek to manage the Fund’s portfolio such that its duration profile is similar to that of the Global High Yield Index.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Fixed Income Risk • High Yield Risk • Interest Rate Risk • Derivatives Risk • Non-U.S. Investment Risk	• Call Risk • Confidential Information Access Risk • Credit and Counterparty Risk • Currency Risk • Emerging Markets Risk • Focused Investment Risk • Issuer Risk	• Liquidity Risk • Management Risk • Mortgage-Related and Other Asset-Backed Risk • Turnover Risk • Variable Distribution Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

232	Allianz Multi-Strategy Funds

AllianzGI Global Sustainability Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Global Equity Securities	Approximate Primary Capitalization Range All capitalizations
	Fund Category Global Stocks		Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a portfolio of global equities with a focus on companies that the portfolio managers believe exhibit strong records with respect to environmental, social, and corporate governance (“ESG”) factors. The Fund normally invests primarily in equity securities of both U.S. and non-U.S. companies, including emerging market securities. Under normal market conditions, the Fund will invest at least 40% of its assets in non-U.S. securities. Notwithstanding the previous sentence, if the weighting of non-U.S. securities in the Dow Jones Sustainability World Index (the “Index”) drops below 45%, the Fund may invest a lower amount in non-U.S. securities, which will normally be such that the minimum level for non-U.S. securities will be 5% below the weighting of non-U.S. securities in the Index as of the most recently published month-end composition. As of December 31, 2018, the capitalization weighting of non-U.S. securities in the Index was approximately 47.65%. The Fund is not managed with reference to the Index, and its primary performance benchmark is the MSCI ACWI. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors. The Fund intends, but is not required, to hold stocks that are not included in the benchmark index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may achieve its exposure to non-U.S. securities either directly or through depository receipts such as Global Depositary Receipts (GDRs).

The portfolio managers begin with an investment universe comprised of more than 4,000 equity securities and assess individual securities using a disciplined investment process that integrates a focus on the ESG records of the issuers of such securities with proprietary fundamental, company-specific research and quantitative analysis. The portfolio managers utilize a proprietary sector analysis to screen out issuers based on revenue from sectors such as tobacco, alcohol, gambling and weapons.

The portfolio managers use a proprietary ESG model to evaluate and rate the securities in the investment universe. The portfolio managers believe that there are long-term benefits in an investment philosophy that attaches material weight to certain issues that receive less attention from traditional investment analysis, such as the environment, workplace relations, human rights, community relations, product safety and impact, and corporate governance and business ethics. The portfolio managers also believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact and that companies that do not exhibit strong records with respect to ESG factors may be at a greater long-term risk of negative economic consequences. With respect to ESG factors, the portfolio managers will aim to invest the majority of the Fund’s portfolio in stocks that they rate as best-in-class (i.e., top 30%), while avoiding stocks rated worst-in-class (i.e., bottom 30%).

The portfolio managers then analyze specific companies for possible investment through a disciplined, fundamental, bottom up-research process and quantitative analysis. In identifying potential investments, the portfolio managers ordinarily look for companies that exhibit some or all of the following characteristics: a strong record with respect to ESG factors; a demonstrated record of ESG risk management; long-term competitive advantage; a strong balance sheet; high barriers to entry in the company’s industry or area of business; experienced and respected management; and a strong record of capital discipline. The portfolio managers then seek to identify quality companies that exhibit growth characteristics (companies that the portfolio managers believe are expected to grow returns over and above the cost of capital). The portfolio managers construct the Fund’s portfolio with the expectation that stock-specific risk will drive the Fund’s returns over a complete market cycle and may reallocate the portfolio’s holdings in attempting to mitigate other risk factors, such as currency risk, country/regional risk, investment style risk, and sector risk, among others. Under normal circumstances, the portfolio managers typically select approximately 40 to 60 stocks for the Fund.

In connection with the portfolio managers’ ESG-related investments, the Fund may engage in a variety of activities as a shareholder in certain portfolio companies (“Downstream Actions”), and the Manager may engage in a variety of activities as a participant in broader investor and corporate initiatives (“Upstream Actions”).

The Fund’s Downstream Actions are intended to raise issues related to ESG factors with the management of certain portfolio companies and to protect long-term investor interests. In seeking to accomplish these goals, the Fund may engage in active share ownership of its portfolio companies, including by initiating or supporting shareholder resolutions, voting shareholder proxies and engaging in dialogue with the management.

Prospectus	233

AllianzGI Global Sustainability Fund (continued)

The Manager’s Upstream Actions are intended to encourage more sustainable government policies, financial markets and corporate practices in keeping with the Fund’s focus on issues related to ESG factors. In seeking to accomplish this goal, the Manager may participate in corporate or multi-stakeholder initiatives and investor networks that promote corporate social responsibility.

The portfolio managers regularly monitor the ESG ratings of individual holdings, the risk and return profile of the portfolio, and each investment style within the portfolio and may consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available.

In selecting investments, the portfolio managers may utilize company-specific and macroeconomic insights from the global research network of analysts of the broader Allianz Global Investors organization. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs). Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Sustainable Investing Risk	• Credit and Counterparty Risk • Currency Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

234	Allianz Multi-Strategy Funds

AllianzGI Global Water Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of water-related companies worldwide	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the NASDAQ OMX US Water or Global Water Indices or the S-Network Global Water Index (Composite), or that are substantially engaged in water-related activities. Water-related activities consist of those commercial activities that relate to the quality or availability of or demand for potable and non-potable water and include, but are not limited to, the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. The specific activities that the Fund may from time to time consider to qualify as “water-related activities” will change as markets, technologies and investment practices develop. See “Summary of Principal Risks—Water-Related Risk” in this Prospectus. The Fund’s portfolio managers are not constrained by capitalization limitations. The Fund invests, under normal circumstances, no more than 60% of its total assets in U.S. securities, and allocates its investments among securities of issuers located in at least eight different countries (which may include the United States). The Fund may invest in emerging market securities. The Fund may also purchase securities in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation. In selecting investments for the Fund, the portfolio managers ordinarily look for several of the following characteristics: higher than average sustainable growth; substantial capacity for growth of revenue and earnings; superior management; strong commitment to research and product development; and differentiated or superior product offerings aligned with the structural demand drivers.

In analyzing specific companies for possible investment, the portfolio managers may also consider such factors as the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In selecting investments, the portfolio managers may utilize company-specific and macroeconomic insights from the global research network of analysts of the broader Allianz Global Investors organization, including the ESG analyst team. The portfolio managers may leverage research and analysis conducted by the ESG analyst team for investment decisions. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. Under normal circumstances, the portfolio managers typically select approximately 25 to 50 securities for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Prospectus	235

AllianzGI Global Water Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Water-Related Risk • Focused Investment Risk • Non-U.S. Investment Risk	• Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

236	Allianz Multi-Strategy Funds

AllianzGI Green Bond Fund

Principal Investments and Strategies	Investment Objective Seeks to provide total return, through a combination of capital appreciation and current income by investing in Green Bonds.	Fund Focus Green Bonds	Credit Quality Maximum 20% of assets rated Ba/BB or below

	Fund Category Fixed Income Securities		Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 85% of its net assets (plus borrowings made for investment purposes) in “Green Bonds.” The Fund currently considers Green Bonds to be interest-bearing securities that are issued in order to finance projects that the portfolio managers’ believe are intended and/or likely to have a positive impact on the environment. Issuers of Green Bonds typically seek to address environmental solutions and/or support efforts to reduce their own environmental footprint. Through Green Bonds the Fund expects to invest in “green” projects including, but not limited to, those related to renewable energy (including wind, solar, geothermal and biofuel), sustainable land use and waste management, energy efficiency, greenhouse gas emissions reductions and clean water. These projects may be classified as “green” even where the overall business of the issuer is not generally viewed as “green” or even environmentally friendly. For example, the Fund may invest in bonds issued by an oil company if they finance a project categorized as “green.” The Fund invests primarily in an investment grade portfolio of Green Bonds of issuers located in both developed and emerging markets. Under normal circumstances, the Fund invests in securities that, at the time of purchase, are rated Baa or above by Moody’s, or BBB or above by S&P or Fitch (or of similar quality, as determined by the Manager, if unrated). The instruments in which the Fund may invest may be denominated in U.S. and non-U.S. currencies, but are primarily in currencies of developed markets. The Fund’s portfolio may include debt securities issued by U.S. and non-U.S corporations, banks, supranational entities, municipalities, development banks, agencies, regions, and governments.

The Fund may invest up to 20% of its net assets in securities rated below investment grade or unrated and determined to be of similar quality (sometimes referred to as “high-yield securities” or “junk bonds”). However, the portfolio managers seek to maintain an overall average credit quality of the bonds in the Fund’s portfolio that is investment grade, as determined by the Manager.

The Fund may invest up to 20% of its assets in securities of issuers located in emerging markets. The Fund may invest up to 10% of its net assets in mortgage-backed securities, including non-agency mortgage-backed securities, and/or asset-backed securities.

The Fund follows a bottom-up investment process based on fundamental research, with an additional layer of relative value analysis. The portfolio managers begin with a broad investment universe of bonds, and apply a human rights filter on each issuer. The human rights filter is a proprietary analytical tool that assesses the issuer’s commitment to preventing human rights violations based on company policies and incidences of related allegations. The structure of each bond is evaluated to determine whether it is in line with Green Bond principles. Next, projects financed with a bond’s issuance proceeds are analyzed, and projects from certain sectors, such as oil, are reviewed through a separate internal process to ensure alignment with Green Bond principles. Finally, the portfolio managers perform a qualitative assessment at the issuer level to ensure the Fund favors Green Bonds from issuers with sound environmental strategies. The team then engages in a fundamental credit research analysis at the issuer level and assesses relative value across the capital structure. When implementing the portfolio construction, the team applies a tactical overlay to assess exposures to broader markets (beta) and duration exposure, in conjunction with risk management techniques across the full range of Green Bond positions.

The Fund’s portfolio as a whole is expected to have a weighted average duration of between zero and ten years under normal conditions. However, the portfolio managers typically manage duration with reference to the Fund’s benchmark, the ICE BofAML Green Bond Index (Fully Hedged to USD), though duration may vary significantly above or below the benchmark. This flexibility is intended to allow the portfolio managers to reposition the Fund to take advantage of significant interest rate movements. To gain exposure to the various asset classes, the Fund may invest in certain affiliated mutual funds managed by AllianzGI U.S. and/or its affiliates, unaffiliated funds and other pooled vehicles, exchange-traded funds and domestic or foreign private investment vehicles.

The Fund may invest in derivatives for hedging, investment purposes and managing interest rate exposure. It may invest, without limitation, in Treasury futures, options on Treasury futures, interest rate swaps, credit

Prospectus	237

AllianzGI Green Bond Fund (continued)

default swaps, total return swaps, CDS indices, currency futures and forwards. The Fund may utilize currency derivatives such as currency forwards and future contracts to hedge its non-dollar investments back to U.S. dollars. The portfolio managers generally seek to hedge most or all of the Fund portfolio’s foreign currency exposure back to U.S. dollars, though the Fund may at any time have exposure to foreign currency movements.

The Fund may invest in securities that have not been registered for public sale, including those that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order):

• Call Risk • Credit and Counterparty Risk • Derivatives Risk • Emerging Markets Risk • Fixed Income Risk • Focused Investment Risk • “Green” Investment Risk	• High Yield Risk • Interest Rate Risk • Issuer Risk • Liquidity Risk • Management Risk • Market Risk	• Mortgage-Related and Other Asset-Backed Risk • Non-U.S. Investment Risk • Smaller Company Risk • Turnover Risk • Variable Distribution Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

238	Allianz Multi-Strategy Funds

AllianzGI High Yield Bond Fund

Principal Investments and Strategies	Investment Objective Seeks a high level of current income and capital growth Fund Category Fixed Income Securities	Fund Focus Higher yielding fixed income securities	Credit Quality Minimum 80% of assets below rated Ba/BB or below Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Manager to be of comparable quality). The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating an ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and that they believe exhibit high visibility of future expected operating performance. The portfolio managers look for the following in high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in credit fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The Fund may invest in the securities of issuers of any market capitalization, including smaller capitalization companies. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Interest Rate Risk • High Yield Risk • Credit and Counterparty Risk	• Liquidity Risk • Derivatives Risk • Fixed Income Risk • Focused Investment Risk	• Leveraging Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	239

AllianzGI International Growth Fund

Principal Investments and Strategies	Investment Objective Long-term capital appreciation	Fund Focus Non-U.S. companies with the potential for long-term growth	Approximate Primary Capitalization Range All capitalizations
	Fund Category International Stocks		Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of non-U.S. stocks exhibiting long-term growth and quality characteristics. The Fund will normally invest primarily in non-U.S. securities, including emerging market securities, and is not limited in the percentage of its assets that it may invest in any one country, region or geographic area. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may invest in initial public offerings (“IPOs”).

The portfolio managers will follow a disciplined, bottom-up approach to stock selection that is based on fundamental, company-specific analysis. The Fund will target investments in companies primarily based on analysis of three criteria: structural growth, quality and valuation.

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Structural Growth. In identifying issuers likely to benefit from structural growth, the portfolio managers will seek out issuers with superior business models, best-in-class technology and exposure to secular market growth drivers in order to compound issuers’ earnings and cash flows over the long term.

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Quality. In evaluating the quality of potential investment targets, the portfolio managers will consider issuers’ balance sheet strength, long-term competitive position and the presence of barriers to entry to defend pricing power over the long term. Management quality with regards to implementation of operational excellence and with regards to making superior capital allocation decisions is also taken into consideration.

•

Valuation. The portfolio managers will make investments in companies whose potential value they believe is not yet reflected in market valuations, and whose ability to satisfy the Fund’s key investment criteria is likely to be sustainable in the long-term.

The portfolio managers narrow the universe of investments through a qualitative analysis of each criteria. The investment decisions of the portfolio managers are not normally guided by sector or geography, or by weightings of the Fund’s performance benchmark or any other index.

In selecting investments, the portfolio managers will utilize company-specific insights from the global research network of analysts of the broader Allianz Global Investors organization and will meet in person with key executives of selected issuers. In addition to traditional research activities, the portfolio managers will use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

In addition to equity securities (such as preferred stocks, convertible securities and warrants), the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, as well as access products such as participatory notes. Although the Fund does not expect to invest significantly in derivative instruments and generally does not hedge currency, it may do so at any time. The Fund may achieve its exposure to non-U.S. securities either directly or through depository receipts such as American Depositary Receipts (ADRs). In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Reorganization. The Board of Trustees of Allianz Funds Multi-Strategy Trust approved an Agreement and Plan of Reorganization pursuant to which the Fund (for purposes of this section, the “Existing Fund”) would be reorganized with and into Nationwide International Growth Fund (the “New Fund” and together with the Existing Fund, the “Funds”), a corresponding, newly-created series of Nationwide Mutual Funds (the “Reorganization”). The Reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Existing Fund at a special meeting of the shareholders expected to be held in the second quarter of 2019 (the “Closing Conditions”). If the Closing Conditions are satisfied, the Reorganization is expected to occur in the third quarter of 2019, although the Reorganization may be delayed.

240	Allianz Multi-Strategy Funds

AllianzGI International Growth Fund (continued)

Following the Reorganization (assuming the satisfaction of the Closing Conditions), Nationwide Fund Advisors (“Nationwide”), will serve as investment adviser to the New Fund. Nationwide Fund Management LLC will serve as the administrator and transfer agent to the New Fund.

The Fund’s current adviser, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), will serve as the sub-adviser following the Reorganization. The New Fund’s portfolio will be managed by the same AllianzGI U.S. personnel involved in the day-to-day management of the Existing Fund. The New Fund will have an identical investment objective and substantially similar strategies, policies and restrictions to those of the Existing Fund. In the Reorganization (assuming the satisfaction of the Closing Conditions), the New Fund will receive all of the assets and assume all of the liabilities of the Existing Fund, and the Existing Fund’s shareholders will receive shares of the New Fund in exchange for their shares of the Existing Fund. Shareholders of Class A and Institutional Class shares of the Existing Fund will receive Class A and Class R6 shares of the New Fund, respectively.

The Reorganization is (assuming the satisfaction of the Closing Conditions) not expected to result in any change to net expenses for Class A shareholders, and lower net expenses for Institutional Class shareholders. The New Fund is expected to pay the same management fee it currently pays to AllianzGI U.S., which is 0.70% of the Fund’s net assets annualized. The pro forma gross expense ratios for Class A and Class R6 shares of the New Fund will be slightly higher than the gross expense ratios for Class A and Institutional Class shares of the Existing Fund, respectively. However, Nationwide has proposed to cap expenses of the New Fund to 1.05% and 0.72% of the New Fund’s total annual fund operating expenses for Class A and Class R6 shares, respectively, through June 30, 2022. The Existing Fund is subject to expense limitations of 1.05% for Class A shares, and 0.80% for Institutional Class shares. The table below summarizes the expense limitations currently in effect for each share class of the Existing Fund and expected expense limitations for the analogous share classes of the New Fund.

The Reorganization is intended to be a tax-free “reorganization” for U.S. federal income tax purposes, and it is therefore anticipated that no gain or loss will be recognized by shareholders as a direct result of the Reorganization for U.S. federal income tax purposes. Existing Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Reorganization.

It is expected that Nationwide, and not AllianzGI U.S., the Existing Fund or its shareholders, will bear the proxy and solicitation costs and other expenses of the Reorganization, except that the Funds will bear the costs, if any, of restructuring the Existing Fund’s portfolio, such as brokerage commissions and other transaction costs. Such portfolio restructuring costs are not expected to be material.

No action by shareholders of the Existing Fund is necessary at this time. Additional information, including a description of the Reorganization and detailed information about fees, expenses, risk factors and conditions to closing, will be provided to shareholders of the Existing Fund in a prospectus/proxy statement that is expected to be mailed in April 2019. The prospectus/proxy statement will provide information regarding the date, time and location of the special shareholders meeting at which the Reorganization will be considered.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Smaller Company Risk	• Emerging Markets Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	241

AllianzGI International Small-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Equity securities of smaller non-U.S. companies	Approximate Primary Capitalization Range Comparable to companies listed in the MSCI World Small-Cap Index
	Fund Category International Growth Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently defines companies with smaller market capitalizations as those with market capitalizations comparable to companies included in the MSCI World Small-Cap Index (between $70.5 million and $10.3 billion as of December 31, 2018). Under normal market and other conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI World Small-Cap Index, which as of December 31, 2018 would permit the Fund to maintain a weighted-average market capitalization ranging from $1.4 billion to $5.7 billion. The Fund normally invests principally in securities of issuers located outside the United States and allocates its investments among at least eight different countries. The Fund may invest up to 30% of its assets in emerging market securities (but no more than 10% in any one emerging market country). The Fund may invest in initial public offerings (IPOs).

Regional portfolio managers based in Europe, Japan and Asia (outside Japan) collaborate to produce a Fund portfolio that includes what the portfolio managers believe are the best available investment opportunities from each of those three regions. The allocation of Fund assets among these three regions is from time to time and under normal circumstances generally expected to be comparable to the regional weights of the MSCI World ex USA Small Cap Index. The lead portfolio manager oversees security, country and regional weighting determinations and has discretion to deviate the Fund’s allocations from the weights of the MSCI World ex USA Small Cap Index.

In making investment decisions for the Fund, the portfolio managers may consider anticipated economic growth rate, political outlook, current and forecasted inflation rates, currency outlook and interest rate environment to help identify countries and regions that are likely to offer the best investment opportunities. In addition, when evaluating individual issuers, the portfolio managers ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; and differentiated or superior products and services or a steady stream of new products and services. The portfolio managers in each region may approach country, region and security selection in different orders and may weigh the above factors and characteristics differently from one another. The portfolio managers do not seek to track performance of any particular region or across regions and do not try to coordinate or limit exposure to sectors or industries across regions. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the fund’s investment objectives and as necessary for redemption purposes. Under normal circumstances, the portfolio managers typically select approximately 60 to 100 securities for the Fund.

In selecting investments, the portfolio managers may utilize company-specific and macroeconomic insights from the global research network of analysts of the broader Allianz Global Investors organization. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. In selecting investments, regional portfolio management teams may use research resources differently from one another.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. The Fund typically does not engage in active hedging of currency but retains flexibility to do so depending on market performance. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

242	Allianz Multi-Strategy Funds

AllianzGI International Small-Cap Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	243

AllianzGI Micro Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Micro-capitalization common stocks	Approximate Primary Capitalization Range Similar to Russell Microcap Growth Index
	Fund Category Growth Stocks		Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently defines micro-cap companies as those with market capitalizations comparable to companies included in the Russell Microcap Growth Index (between $6.0 million and $2.1 billion as of December 31, 2018). The Fund may continue to hold securities of a portfolio company that subsequently appreciates in market capitalization above the top end of micro-cap. Because of this, the Fund may have less than 80% of its net assets in micro-cap stocks at any given time. The Fund may invest in initial public offerings (“IPOs”).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, and seek to exploit stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers may consider the capitalization of the Fund’s holdings in making sell decisions.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit and Counterparty Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

244	Allianz Multi-Strategy Funds

AllianzGI NFJ Emerging Markets Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of companies domiciled in emerging market countries	Approximate Primary Capitalization Range Greater than $500 million
	Fund Category International Stocks		Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are domiciled in or tied economically to countries with emerging securities markets – that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Most countries with emerging securities markets are located in Asia, Africa, the Middle East, Latin America and Eastern Europe. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (“ADRs”) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may invest in exchange traded funds (“ETFs”). Although the Fund does not expect to invest significantly in foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, or access products such as participatory notes (“P-Notes”), it may do so at any time. Additionally, the Fund may invest in certain eligible Chinese securities (“China A-shares”) listed and traded on the Shanghai Stock Exchange through the Hong Kong—Shanghai Stock Connect (“Stock Connect”) program or in certain eligible securities listed and traded on the Shenzhen Stock Exchange.

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on companies the portfolio managers believe are undervalued, including smaller capitalization securities and real estate investment trusts (“REITs”). The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 125 to 175 securities for the Fund. The weight allocation of different securities can vary significantly. The portfolio managers may consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified.

Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Liquidity Risk • Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	245

AllianzGI PerformanceFee Managed Futures Strategy Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation. Fund Category Multi-Asset	Fund Focus Global Equity, Fixed Income and Commodities Securities, Derivatives and Other Asset Classes	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Annually

The Fund pursues its objective of seeking long-term capital appreciation by investing in both long and short positions across multiple asset classes, including equity, fixed income, commodities, currencies and other asset classes described in greater detail below. There are no geographic limits on the market exposure of the Fund’s assets. The Fund actively adjusts its asset class allocations based on a dynamic approach. The Fund’s active approach to asset allocation is comprised of two components. The first component involves the use of a proprietary approach to allocate the Fund’s investments across asset classes based on quantitative criteria. The second component uses a mix of both quantitative and qualitative assessments in order to make tactical adjustments to the Fund’s asset allocation.

The Fund will seek exposure to different asset classes, including, without limitation, global equities, real estate investment trusts (“REITs”), commodities, sovereign bonds, covered bonds, inflation-linked bonds, corporate bonds, mortgage-backed securities, asset-backed securities, high yield bonds (sometimes referred to as “junk bonds”), emerging markets bonds and various currencies by investing in both long and short positions across those asset classes. The Fund expects to obtain exposure to these asset classes through listed futures, over-the-counter forward contracts and/or a wide range of additional derivatives, including credit default swaps and other swaps. The Fund may also make direct investments in exchange-traded funds, exchange-traded notes, bonds, open-end mutual funds and securities of individual issuers. The portfolio managers retain full discretion in determining how the Fund obtains exposure to the targeted asset classes. The Fund is not subject to limitations with respect to its assets class allocations, and may invest as much as all or as little as none of its assets in a given asset class.

The Fund expects to invest in commodity-related instruments, including commodity futures, through its wholly-owned Subsidiary, which, like the Fund, is advised by the Manager. The Fund may invest no more than 25% of its assets in the Subsidiary. The Subsidiary is expected to invest primarily in commodity futures, forwards and swap contracts, short-term bonds and other cash substitutes, but it also may invest in other asset classes. Unless otherwise indicated, all references in the Fund’s prospectus to the Fund’s investments, investment strategies and investment risks include both direct investments and indirect investments made through the Subsidiary.

The Fund may use derivatives in the manner described above, and also may otherwise use derivatives to achieve its investment objective. Derivatives used by the Fund may include futures, options, interest rate swaps, credit default swaps and credit default swaps on indices, currency forwards, foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Derivatives positions may require the Fund and its Subsidiary to maintain cash margin with a counterparty. The Fund and its Subsidiary also typically hold significant cash balances in conjunction with derivatives positions, which generally are maintained as holdings of treasuries.

While the Fund does not expect to borrow under normal circumstances, it will obtain operational leverage, including through the use of certain derivative instruments. The operational leverage may occur due to the low margin deposits required in futures and options trading and in trading certain other financial instruments. A sudden, precipitous drop in value of the Fund’s assets accompanied by corresponding margin calls could force the Fund to liquidate assets quickly, and not for fair value, in order to meet its margin requirements.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

246	Allianz Multi-Strategy Funds

AllianzGI PerformanceFee Managed Futures Strategy Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

• Market Risk • Derivatives Risk • Index Risk • Allocation Risk • Leveraging Risk • Short Selling Risk • Fixed Income Risk • Commodity Risk	• Credit and Counterparty Risk • Currency Risk • Emerging Markets Risk • Equity Securities Risk • Focused Investment Risk • High Yield Risk • Issuer Risk • Interest Rate Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Subsidiary Risk • Tax Risk • Turnover Risk • Underlying Fund Risks

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	247

AllianzGI PerformanceFee Structured US Equity Fund

Principal Investments and Strategies	Investment Objective Seeks to earn total return that exceeds the return of the S&P 500 Index	Fund Focus U.S. equity indices and equity index options	Approximate Primary Capitalization Range All capitalizations
	Fund Category U.S. Equity — Large Blend		Dividend Frequency Annually

The Fund pursues its objective of seeking to earn total return that exceeds the return of the S&P 500 Index (the “Index”) by maintaining long exposure to the U.S. equity market while employing an option overlay strategy that has the potential to enhance returns and/or control risk.

The Fund typically seeks passive, relatively low-cost exposure to the Index. To achieve this exposure, the Fund typically invests in exchange traded funds (“ETFs”) that offer investment returns similar to the Index. The Fund also may invest directly in some or all of the securities included in the Index, seeking to replicate approximately the relative weighting of the securities in the Index. Additionally, to achieve the desired exposure to the Index, the Fund may invest in bond index futures and other instruments like bond total return swaps that would result in similar market exposure.

The Fund’s option overlay strategy consists primarily of three option position types, which will typically involve options on equity and volatility indices: (i) “range-bound” spreads, (ii) “directional” spreads and (iii) a “hedging” position type. A range-bound spread typically consists of selling a call and a put with a breakeven level of the zone being informed by proprietary statistical analysis. A range-bound spread is intended to be successful when the underlying index for the options trades within a specified range over a given timeframe. A directional spread typically consists of call spreads or put spreads that are designed to be successful when the index makes a larger-than-normal move to either the upside or the downside. The option portfolio’s hedging positions typically consist of long out-of-the-money puts that are intended primarily to protect the option portfolio against short-term market dislocations. Under each option position type, the number of contracts bought and sold can be different in a spread (normally called a “ratio spread”), allowing the portfolio managers to tailor the risk-reward profile of the position, or they can be the same.

To effect its option overlay strategy, the Fund may take numerous positions involving diverse strike prices, expirations and underlying assets. The number of such positions may fluctuate over time. The Fund’s portfolio managers generally seek to optimize the Fund’s option overlay strategy based on considerations that include (i) targeted positive return potential, (ii) structural risk protections, (iii) collateral management and (iv) flexibility to restructure profit zones where necessary. In addition to the option position types described above, the Fund may opportunistically utilize numerous other option and non-option positions that are consistent with the Fund’s investment objective. All options are expected to be held until expiration unless the portfolio managers conclude that market conditions, redemptions or other circumstances make earlier closeout appropriate or necessary. The portfolio managers’ strategic decisions are informed in part by proprietary statistical analysis, which includes historical look-backs at the price movement of relevant indices.

The Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. issuers. Interests in ETFs or other funds that invest primarily in common stocks of U.S. issuers are considered common stocks of U.S. issuers for purposes of this 80% policy. Under normal circumstances, the options that the Fund purchases or writes will be on U.S. equity and volatility indices that may include, without limitation, the S&P 500 Index, the Russell 2000 Index, the Nasdaq-100 Index, the CBOE Volatility Index (VIX), the iPath S&P 500 VIX Short-Term Futures ETN (VXX). The Fund may also take long or short positions in CBOE Volatility Index (VIX) Futures. The Fund currently defines “U.S. issuers” as those issuers that are deemed to be United States companies for purposes of their geographical eligibility for inclusion in the Index.

While the Fund intends to obtain equity market exposure through ETF investments under normal conditions, it retains the flexibility to invest directly in common and preferred stock, bonds, U.S. government securities, cash instruments, index futures, volatility futures, exchange traded funds, exchange traded notes, swaps (including variance swaps) and money market instruments, and may purchase and write options with respect to any of the foregoing. Additionally, while the Fund expects to use options in connection with the investments described above, it retains the ability to use options and other derivatives for a range of other purposes, including leverage and gaining indirect exposure to certain investments. The Fund expects to hold cash and cash equivalents from time to time as a result of receiving option premiums or for other reasons. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

248	Allianz Multi-Strategy Funds

AllianzGI PerformanceFee Structured US Equity Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Equity Securities Risk • Underlying Fund Risks • Credit and Counterparty Risk • Derivatives Risk	• Index Risk • Focused Investment Risk • Issuer Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	249

AllianzGI PerformanceFee Structured US Fixed Income Fund

Principal Investments and Strategies	Investment Objective Seeks to earn total return that exceeds the return of the Bloomberg Barclays U.S. Aggregate Bond Index	Fund Focus U.S. fixed income indices and equity index options	Approximate Primary Capitalization Range All capitalizations
	Fund Category Taxable Bond — Intermediate Term Bond		Dividend Frequency Annually

The Fund pursues its objective of seeking to earn total return that exceeds the return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) by maintaining long exposure to the U.S. fixed income market while employing an option overlay strategy that has the potential to enhance returns and/or control risk.

The Fund typically seeks passive, relatively low-cost exposure to the Index. To achieve this exposure, the Fund typically invests in exchange traded funds (“ETFs”) that offer investment returns similar to the Index.

The Fund also may invest directly in some or all of the securities included in the Index, seeking to replicate approximately the relative weighting of the securities in the Index. Additionally, to achieve the desired exposure to the Index, the Fund may invest in bond index futures and other instruments like bond total return swaps that would result in similar market exposure.

The Fund’s option overlay strategy consists primarily of three option position types, which will typically involve options on equity and volatility indices: (i) “range-bound” spreads, (ii) “directional” spreads and (iii) a “hedging” position type. A range- bound spread typically consists of selling a call and a put with a breakeven level of the zone being informed by proprietary statistical analysis. A range-bound spread is intended to be successful when the underlying index for the options trades within a specified range over a given timeframe. A directional spread typically consists of call spreads or put spreads that are designed to be successful when the index makes a larger-than-normal move to either the upside or the downside. The option portfolio’s hedging positions typically consist of long out-of-the-money puts that are intended primarily to protect the option portfolio against short-term market dislocations. Under each option position type, the number of contracts bought and sold can be different in a spread (normally called a “ratio spread”), allowing the portfolio managers to tailor the risk- reward profile of the position, or they can be the same.

To effect its option overlay strategy, the Fund may take numerous positions involving diverse strike prices, expirations and underlying assets. The number of such positions may fluctuate over time. The Fund’s portfolio managers generally seek to optimize the Fund’s option overlay strategy based on considerations that include (i) targeted positive return potential, (ii) structural risk protections, (iii) collateral management and (iv) flexibility to restructure profit zones where necessary. In addition to the option position types described above, the Fund may opportunistically utilize numerous other option and non-option positions that are consistent with the Fund’s investment objective. All options are expected to be held until expiration unless the portfolio managers conclude that market conditions, redemptions or other circumstances make earlier closeout appropriate or necessary. The portfolio managers’ strategic decisions are informed in part by proprietary statistical analysis, which includes historical look-backs at the price movement of relevant indices.

The Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in fixed income securities of U.S. issuers. Interests in ETFs or other funds that invest primarily in fixed income securities of U.S. issuers are considered fixed income securities of U.S. issuers for purposes of this 80% policy. Under normal circumstances, the options that the Fund purchases or writes will be on U.S. equity and volatility indices that may include, without limitation, the S&P 500 Index, the Russell 2000 Index, the Nasdaq-100 Index, the CBOE Volatility Index (VIX), the iPath S&P 500 VIX Short-Term Futures ETN (VXX). The Fund may also take long or short positions in CBOE Volatility Index (VIX) Futures. The Fund currently defines “U.S. issuers” as those issuers that are deemed to be United States companies for purposes of their geographical eligibility for inclusion in the Index.

While the Fund intends to obtain fixed income market exposure through ETF investments under normal conditions, it retains the flexibility to invest directly in common and preferred stock, bonds, U.S. government securities, cash instruments, index futures, volatility futures, exchange traded funds, exchange traded notes, swaps (including variance swaps) and money market instruments, and may purchase and write options with respect to any of the foregoing. Additionally, while the Fund expects to use options in connection with the investments described above, it retains the ability to use options and other derivatives for a range of other purposes, including leverage and gaining indirect exposure to certain investments.

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AllianzGI PerformanceFee Structured US Fixed Income Fund (continued)

The Fund expects to hold cash and cash equivalents from time to time as a result of receiving option premiums or for other reasons. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Equity Securities Risk • Underlying Fund Risks • Credit and Counterparty Risk • Derivatives Risk	• Index Risk • Fixed Income Risk • Focused Investment Risk • High Yield Risk • Interest Rate Risk	• Issuer Risk • Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	251

AllianzGI Preferred Securities and Income Fund

Principal Investments and Strategies	Investment Objective Seeks total return consisting of high current income and capital appreciation	Fund Focus Preferred securities and fixed income securities	Credit Quality No limitation
	Fund Category Preferred Securities and Fixed Income Securities	Approximate Primary Capitalization Range All capitalizations	Dividend Frequency Monthly

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in preferred securities or debt securities issued by U.S. and non-U.S. issuers, including traditional preferred securities, floating-rate preferred securities, corporate bonds, debentures or notes, hybrid instruments that have investment and economic characteristics of both preferred securities and debt securities, convertible securities, contingent convertible securities (“CoCos”), collateralized loan obligations (“CLOs”), other securitized products and derivative instruments providing direct or “synthetic” exposure to any of the foregoing. CoCos are a form of hybrid security that generally either converts into equity or has its principal written down upon the occurrence of certain pre-specified triggering events.

Under normal market conditions, the Fund will also invest at least 25% of its total assets in the financials sector, which the Fund considers to include the banking, diversified financials, financial data processing, financial information services, investment management, savings and loans, securities brokerage and services, real estate (including real estate investment trusts (“REITs”)) and insurance industries, finance companies, including captive finance companies, and similar issuers. This means that the Fund has adopted a fundamental policy (which may not be changed without shareholder approval) to invest at least 25% of its total assets in the financials sector, increasing the Fund’s exposure to the risks associated with that sector, including, among other things, changes in government regulations, changes in interest rates, competition, government economic policies and general economic conditions.

The Fund may invest without limit in non-U.S. securities, including securities traded in local currencies, and may invest up to 15% of its assets in emerging markets securities.

The Fund may invest in securities that are issued through private offerings without registration with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), including securities that are issued pursuant to Regulation S under the Securities Act. The Fund may also invest in securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act.

The Fund may invest in securities of any size market capitalization or credit quality. The Fund may invest without limit in debt securities rated below investment grade or unrated and determined by the Manager to be of similar quality (“high-yield securities” or “junk bonds”). Under normal conditions, the Fund expects to invest the majority of its assets in debt instruments that are, based on the highest rating assigned by Standard and Poor’s, Moody’s, Fitch, Kroll or DBRS, investment grade at the time of purchase.

The Fund typically seeks to fully hedge its exposure to non-U.S. dollar currencies. In connection with its investments in non-U.S. securities, the Fund may use over-the-counter (OTC) or exchange-traded derivatives, including, without limitation, various interest rate instruments, such as swaps, caps, floors or collars, and foreign currency instruments, such as forward contracts, futures contracts, options, swaps and other similar strategic instruments. The Fund’s use of derivatives will include to hedge against adverse changes in interest rates and currency exchange rates and against credit risk.

The Fund’s investment strategy reflects the portfolio managers’ belief that thorough analysis of security indentures is paramount when investing in preferred or debt securities given the numerous and diverse structures in the marketplace. The portfolio managers produce proprietary internal credit assessments and risk analyses of issuers, typically by using such tools as proprietary financial and quantitative models, stress testing and assessments of collateral, bond structures, indentures and liquidity. Industry-level considerations may include factors such as: competitiveness of the industry, exposure to disruption, sensitivity to economic cycles and attractiveness relative to other industries. Issuer-level considerations may include factors such as: durability and transparency of business model, level of financial leverage relative to sustainable levels, trading level of its securities compared to historic trading ranges and relative to other securities, quality of management and its alignment with bondholders, event risk and competitiveness relative to peers.

A security may be sold when it has reached a relative valuation target established by the portfolio managers, when an alternative security offers better value, when the original investment thesis becomes invalid, when

252	Allianz Multi-Strategy Funds

AllianzGI Preferred Securities and Income Fund (continued)

relative volatility becomes higher than expected or when the security’s influence in the Fund’s portfolio becomes disproportionately large. Structured bonds, or bonds with option characteristics, may become sale candidates when their dollar price reaches a premium level at which further performance is impeded. The portfolio managers may periodically reevaluate underperforming issues to ensure that fundamentals have not changed since purchase.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first eleven risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Preferred Securities Risk • Fixed Income Risk • Convertible Securities Risk • Contingent Convertible Securities Risk • High Yield Risk

•   Liquidity Risk

•   Mortgage-Related and Other Asset-Backed Risk

•   Non-U.S. Investment Risk

•   Variable Distribution Risk

•   Call Risk

•   Confidential Information Access Risk

•   Credit and Counterparty Risk

• Currency Risk • Emerging Markets Risk • Focused Investment Risk (Financial-Related Companies Risk) • Interest Rate Risk • Leveraging Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	253

AllianzGI Short Duration High Income Fund

Principal Investments and Strategies	Investment Objective Seeks a high level of current income with lower volatility than the broader high yield market	Fund Focus High Yield Bonds and Bank Loans	Credit Quality Minimum 80% of assets rated Ba/BB or below
	Fund Category Fixed Income Securities		Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities (“junk bonds”) issued by public and private companies, which are rated below investment grade (rated Ba or below by Moody’s or BB or below by S&P or Fitch, or if unrated, determined by the Manager to be of comparable quality), while maintaining an average duration of less than three years, and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses. Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Fund and can be used by the portfolio managers as a measure of the sensitivity of the market value of the Fund’s portfolio to changes in interest rates. Generally, the longer the duration of the Fund, the more sensitive its market value will be to changes in interest rates. To illustrate the effects of changes in interest rates on a portfolio with a similar average duration, generally, a portfolio with an average duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.

The Fund may invest up to 20% of its assets in bank loans. The Fund may invest up to 20% of its assets in non-U.S. securities, which will typically be U.S. dollar-denominated but may also include securities denominated in non-U.S. currencies. The Fund will invest less than 10% of its net assets in securities rated CCC or below by Standard and Poor’s.

The Fund invests in high yield securities (“junk bonds”) and bank loans, seeking to generate investment income while protecting from adverse market conditions and prioritizing capital preservation. The portfolio managers apply a disciplined investment approach, making use of fundamental research, to construct a portfolio for investment. The team’s fundamental research process includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; evaluation of the experience and quality of a company’s management team; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and analysis of the macroeconomic climate. In selecting specific debt instruments for investment, the portfolio managers may look to such factors as the issuer’s creditworthiness, the investment’s yield in relation to its credit quality and the investment’s relative value in relation to the high yield market. The portfolio managers seek to construct a portfolio with lower volatility than the broader high yield market in part through the Fund’s approach to duration and credit quality. The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Fixed Income Risk • High Yield Risk • Market Risk • Issuer Risk • Interest Rate Risk • Credit and Counterparty Risk	• Confidential Information Access Risk • Derivatives Risk • Focused Investment Risk • Liquidity Risk • Management Risk	• Non-U.S. Investment Risk • Smaller Company Risk • Turnover Risk • Variable Distribution Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

254	Allianz Multi-Strategy Funds

AllianzGI Short Term Bond Fund

Principal Investments and Strategies	Investment Objective Seeks capital preservation, followed by liquidity and positive total return. Fund Category Fixed Income Securities	Fund Focus Short duration fixed income securities	Credit Quality Maximum 35% of assets rated Ba/BB or below Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in bonds, notes and other debt instruments, including derivatives that provide exposure to such investments. The Fund’s portfolio will normally have a dollar-weighted average maturity of 3 years or less. The Fund generally invests in corporate debt securities of U.S. issuers and corporate debt securities of non-U.S. issuers that are denominated in U.S. dollars; mortgage-backed, mortgage-related and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities; securities guaranteed by the U.S. government, its agencies and instrumentalities; and inflation-linked investments, such as Treasury Inflation Protected Securities.

The Fund may invest up to 35% of its net assets in securities rated below investment grade or unrated and determined to be of similar quality (sometimes referred to as “high-yield securities” or “junk bonds”).

The portfolio managers employ a conservative investment approach with an emphasis on capital preservation, followed by liquidity and positive total return. By focusing on higher quality issues, the investment team seeks to control credit risk and minimize downside volatility.

The investment team seeks to identify segments of the fixed income market that have a positive outlook, tending to favor less-cyclical industries with more predictable, consistent income streams. This step of the investment process narrows the pool of potential investment candidates. The Fund’s allocations to different types of securities will vary and will generally be intended to reflect the market segments that offer the strongest mix of expected risk-adjusted return.

The portfolio managers apply a disciplined investment approach, making use of bottom-up fundamental research, to construct a portfolio for investment. The team’s fundamental research process may include: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; evaluation of the experience and quality of a company’s management team; industry dynamics and competitive analysis; distribution channel, supply chain analysis, among other scoring criteria. In selecting specific debt instruments for investment, the portfolio managers will look to such factors as the issuer’s creditworthiness, the investment’s yield in relation to its credit quality and the investment’s relative value in relation to the market. The portfolio managers seek to construct a portfolio with lower volatility through the Fund’s approach to duration and credit quality.

The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund does not intend to make extensive use of derivatives, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies described above for temporary defensive purposes. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order):

• Call Risk • Credit and Counterparty Risk • Derivatives Risk • Fixed Income Risk • Focused Investment Risk	• High Yield Risk • Interest Rate Risk • Issuer Risk • Liquidity Risk • Management Risk • Market Risk	• Mortgage-Related and Other Asset-Backed Risk • Non-U.S. Investment Risk • Smaller Company Risk • Turnover Risk • Variable Distribution Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	255

AllianzGI Structured Return Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Options	Fund Focus Equity index options	Approximate Primary Capitalization Range Same as the S&P 500 Index Dividend Frequency At least annually

In pursuing its investment objective of long-term capital appreciation, the Fund either 1) combines long equity exposure with an in-the-money short call overlay strategy or 2) utilizes a short out-of-the-money put strategy. In either case the fund may seek to enhance returns through the use of additional option spreads. Under normal circumstances, the Fund’s option positions are expected to generate income for the Fund, while significantly limiting the Fund’s exposure to broader securities market movements. The Fund seeks to generate steady, risk-managed returns that are generally independent of market conditions.

To achieve its long equity exposure, the Fund expects to invest typically in one or more exchange traded funds (ETFs), such as the iShares Core S&P 500 ETF or SPDR® S&P 500® ETF, that are intended to achieve exposure to and approximate the relative weighting of stocks in the S&P 500 Index. The Fund also may invest directly in some or all of the companies included in the S&P 500 Index, seeking to replicate approximately the relative weighting of the stocks in the S&P 500 Index. Additionally, in order to achieve the desired long equity exposure, the Fund also may invest in stock index futures and other derivative instruments that would result in a similar market exposure. From time to time, the portfolio managers may deviate from these allocations, for example, during periods immediately following adjustments to the composition of the S&P 500 Index or for purposes of efficient portfolio management. When investing directly in companies included in the S&P 500 Index, the portfolio managers may consider selling a particular position if the security ceases to be included in the S&P 500 Index (either through quarterly rebalancing of the index or otherwise) or if a more attractive means of achieving the same exposure is identified. Because the S&P 500 Index does not incur the types of transaction costs that the Fund bears in connection with rebalancing and responding to cash flows, the Fund’s long equity portfolio (regardless of whether through direct or indirect holdings) may consistently underperform the S&P 500 Index.

In addition to the long equity portfolio described above, under normal market conditions, the Fund employs an in-the-money short call overlay strategy, which consists of writing (selling) exchange-traded call options or FLEX call options (i.e. listed options that are traded on an exchange, such as the CBOE, but with customized strike prices and expiration dates) on the S&P 500 Index that are at strike prices below the current market prices, typically with an aggregate notional value roughly equal to the full value of the Fund’s long equity portfolio. Under normal market conditions, the Fund may also employ a short out-of-the-money put strategy, which consists of writing exchange-traded put options or FLEX put options on the S&P 500 Index that are at strike prices below the current market prices.

Additionally, under certain circumstances, the portfolio managers may make use of additional option spreads, whereby the Fund utilizes long calls or puts and short or long put or call spreads of exchange-traded or FLEX options on equity and volatility indices, such as the CBOE Volatility Index (VIX), seeking to enhance the portfolio’s return. Option spreads are generally the purchase and sale of options on the same underlying security, index or instrument but may have different strike prices or expiration dates. The number of contracts bought and sold can be different in a spread (normally called a “ratio spread”), allowing the portfolio managers to tailor the risk-reward profile of the position, or they can be the same. It is the Fund’s general intention to normally hold spread positions with different capped returns and maturities to expiration and all options are expected to be held to expiration unless market conditions, redemptions or other circumstances make earlier closeout appropriate or necessary.

In addition to the investments described above, the Fund may utilize foreign currency exchange contracts, options, futures contracts and other derivative instruments. Although the Fund expects to use derivatives in connection with its in-the-money short call overlay strategy described above, it retains the ability to use options for a range of other purposes, including hedging, leverage and gaining indirect exposure to certain investments. The Fund expects to hold cash and cash equivalents from time to time as a result of receiving options premiums and proceeds and for other reasons. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in long call options or call option spreads, high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

256	Allianz Multi-Strategy Funds

AllianzGI Structured Return Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk	• Derivatives Risk • Focused Investment Risk • Leveraging Risk • Liquidity Risk	• Management Risk • Turnover Risk • Underlying Fund Risks

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	257

AllianzGI Ultra Micro Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Ultra micro-capitalization common stocks	Approximate Primary Capitalization Range Less than two times the weighted average of Russell Microcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than two times the weighted average of the Russell Microcap Growth Index, i.e., capitalizations less than $1.2 billion as of December 31, 2018. Under normal market conditions, the Fund expects to maintain a weighted average market capitalization below that of the Russell Microcap Growth Index ($644.0 million as of December 31, 2018). The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the ultra micro-cap threshold. Because of this, the Fund may have less than 80% of its net assets in ultra micro-cap stocks at any given time. The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, and seek to exploit stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers may consider the capitalization of the Fund’s holdings in making sell decisions.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit and Counterparty Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

258	Allianz Multi-Strategy Funds

AllianzGI U.S. Equity Hedged Fund

Principal Investments and Strategies	Investment Objective Seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions	Fund Category Common Stocks Fund Focus U.S. equity securities	Approximate Primary Capitalization Range Same as the S&P 500 Index Dividend Frequency At least annually

In pursuing its investment objective, the Fund combines long equity exposure with positions in options that, when paired with the Fund’s long equity portfolio, are intended to promote the protection of capital during unfavorable market conditions. The Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies. The Fund may gain exposure to such stocks directly or indirectly. The Fund currently defines “U.S. companies” as those companies that are deemed to be United States companies for purposes of their geographical eligibility for inclusion in the S&P 500 Index, a broad-based index of U.S. stocks.

To achieve its long equity exposure, the Fund expects to invest typically in one or more exchange traded funds (ETFs), such as the iShares Core S&P 500 ETF or SPDR® S&P 500® ETF, that are intended to achieve exposure to and approximate the relative weighting of stocks in the S&P 500 Index. The Fund also may invest directly in some or all of the companies included in the S&P 500 Index, seeking to replicate approximately the relative weighting of the stocks in the S&P 500 Index. Additionally, in order to achieve the desired long equity exposure, the Fund also may invest in stock index futures and other derivative instruments. From time to time, the portfolio managers may deviate from these allocations, for example, during periods immediately following adjustments to the composition of the S&P 500 Index or for purposes of efficient portfolio management. When investing directly in companies included in the S&P 500 Index, the portfolio managers may consider selling a particular position if the security ceases to be included in the S&P 500 Index (either through quarterly rebalancing of the index or otherwise) or if a more attractive means of achieving the same exposure is identified. Because the S&P 500 Index does not incur the types of transaction costs that the Fund bears in connection with rebalancing and responding to cash flows, the Fund’s long equity portfolio (regardless of whether through direct or indirect holdings) may consistently underperform the S&P 500 Index.

In addition to the long equity portfolio described above, under normal market and other conditions, the Fund employs a strategy of investing in exchange-traded options or FLEX options (i.e. listed options that are traded on an exchange, but with customized strike prices and expiration dates) that, when paired with the equity portfolio, are intended to promote the protection of capital during unfavorable market conditions (the “Index Option Strategy”). The Fund will utilize (buy) equity index put options (long puts) on U.S. equity indexes with the purpose of protecting the Fund from a significant market decline while limiting the cost and interference of this “protection,” and will write (sell) equity index call options (short calls) on U.S. equity indexes to offset some or all of the cost of the put options. Under normal market and other conditions, the option positions will consist of long puts expiring in roughly equal proportions over longer periods (e.g., the next 12 months), and short call positions expiring over a shorter period (e.g. fewer than 45 days) with notional value roughly equal to the full value of the Fund’s long equity portfolio. The long puts are designed to significantly protect the downside of the Fund’s long equity portfolio, which means that the notional value may be roughly equal to or may significantly exceed the full value of the Fund’s long equity portfolio. Additionally, under certain circumstances, the portfolio managers may construct paired option positions, or so-called “option spreads,” such as by pairing a long put position with a short put position. Option spreads are generally the purchase and sale of options on the same underlying security, index or instrument but may have different strike prices or expiration dates. The number of contracts bought and sold can be different in a spread (normally called a “ratio spread”) or they can be the same. The Fund may enter into put spreads to seek to capture value from slight market decreases. All options are expected to be held to expiration unless the portfolio managers conclude that market conditions, redemptions or other circumstances make earlier closeout appropriate or necessary. In pursuing the Index Option Strategy, the Fund generally will not be able to offset the full cost of the “protection” it is seeking and must keep significant cash and cash equivalents available, and therefore the Fund may underperform the S&P 500 Index during periods of market increases and slight market decreases.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in long call options or call option spreads, high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Prospectus	259

AllianzGI U.S. Equity Hedged Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Derivatives Risk	• Credit and Counterparty Risk • Focused Investment Risk • Leveraging Risk • Liquidity Risk	• Management Risk • Turnover Risk • Underlying Fund Risks

260	Allianz Multi-Strategy Funds

Overview of Allianz Target Funds

The AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund and the AllianzGI Retirement 2055 Fund are sometimes referred to collectively in this Prospectus as the “Target Date Funds.” Together, the Target Date Funds and Multi Asset Income Fund are referred to collectively in this Prospectus as the “Target Funds.”

The Target Funds invest primarily using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing in other funds. The Target Funds invest primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) that are sponsored by Allianz and/or its affiliates and are called “Affiliated Underlying Funds” in this Prospectus. The Target Funds may also invest a portion of their assets in ETFs and mutual funds and pooled vehicles other than Affiliated Underlying Funds (collectively, with the Affiliated Underlying Funds, the “Underlying Funds”), and directly in other securities and instruments. Other than series of Allianz Funds Multi-Strategy Trust, the Underlying Funds are not offered in this Prospectus. Please see the “Underlying Funds” section in this Prospectus for more information about the Underlying Funds. Other important characteristics of the Target Funds are described in the “Summary of the Funds” below, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.”

Investors should choose whether to invest in a Target Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in equity securities will be higher than the total return of a portfolio that invests primarily in fixed income instruments. However, an equity portfolio is generally subject to higher levels of overall risk and price volatility than a fixed income portfolio and is considered to be a more aggressive investment.

Based on these assumptions, the Multi Asset Income Fund might be suitable if you have a shorter-range time horizon and primarily seek current income. Given its focus on generating income, the Multi Asset Income Fund may have a different asset allocation than the closest vintage year Target Date Fund, depending upon opportunities to generate income in the financial markets. Each Target Fund might be suitable for an investor anticipating retirement, or otherwise planning to begin withdrawing portions of his or her investments, on or about the target date of the Target Fund, as asset allocations of the Target Fund are modified with the intent of progressively reducing anticipated risk and volatility as the target date approaches. Note that these assumptions may not be correct depending upon future market conditions, which may differ substantially from historical conditions and the Target Funds may not perform as intended or provide the anticipated balance of risk and returns.

Because each Target Fund utilizes a “fund of funds” structure, your cost of investing in a Target Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a Target Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Target Fund invests, in addition to directly bearing the Target Fund’s own fees and expenses. In addition, the use of a “fund of funds” structure could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes payable by you.

While each Target Fund provides a relatively high level of diversification in comparison to most mutual funds, the Target Funds may not be suitable as a complete investment program. In addition, because multiple Affiliated Underlying Funds may be managed by the same money manager or have similar investment strategies, each Target Fund’s relative diversification may be somewhat limited. Each Target Fund may invest in any or all of the Affiliated Underlying Funds, but will not normally invest in every Affiliated Underlying Fund at any particular time. Each Target Fund may concentrate its investments in a particular Affiliated Underlying Fund by investing more than 25% of its assets in that Affiliated Underlying Fund. Moreover, the fact that a Target Fund or Underlying Fund may have had good performance in the past is no assurance that the value of the Target Fund’s investments will not decline in the future or appreciate at a slower rate.

Prospectus	261

Overview of Allianz Target Funds (continued)

Target Fund	Investment Objective	Dividend Frequency
Multi Asset Income Fund	Seeks current income and, secondarily, capital appreciation.	Monthly
Retirement 2020 Fund Retirement 2025 Fund Retirement 2030 Fund Retirement 2035 Fund Retirement 2040 Fund Retirement 2045 Fund Retirement 2050 Fund Retirement 2055 Fund	Seeks capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation	At least annually

Principal Investments and Strategies	Target Date Funds. Each Target Date Fund pursues its objective primarily by gaining diversified exposure to core global equity asset classes, including emerging markets equities (the “Equity Component”), and core U.S. fixed income asset classes (the “Fixed Income Component”). Each Target Date Fund may also gain up to 20% exposure to “opportunistic” asset classes that the portfolio managers believe offer diversification benefits and exhibit risk and return profiles that are different from core Equity and Fixed Income Components (the “Opportunistic Component”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) allocates the Funds’ investments among asset classes in response to changing market, economic, and political factors and events that AllianzGI U.S. believes may affect the value of the Funds’ investments. In making investment decisions for the Funds, AllianzGI U.S. seeks to identify trends and turning points in the global markets. Each Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in global fixed income securities, including high yield debt (commonly known as “junk bonds”), convertible bonds and emerging market debt. To gain exposure to the various asset classes, AllianzGI U.S. incorporates actively managed strategies and/or passive instruments by investing in certain affiliated mutual funds managed by AllianzGI U.S. and/or its affiliates (the “Affiliated Underlying Funds”), unaffiliated funds and other pooled vehicles (collectively, with the Affiliated Underlying Funds, “Underlying Funds”), exchange-traded funds (“ETFs”) and derivative instruments that give synthetic exposure substantially similar to that of a security, basket of securities or other assets that would otherwise be included in such asset classes.

Each Target Date Fund expects under normal circumstances: (i) that a significant portion of its Equity Component investments will consist of shares of AllianzGI Best Styles Global Equity Fund and AllianzGI Best Styles U.S. Equity Fund, each an Affiliated Underlying Fund offered through this Prospectus; (ii) that a significant portion of its Fixed Income Component Investments will consist of shares of AllianzGI Advanced Core Bond Portfolio, an Affiliated Underlying Fund that is a series of AllianzGI Institutional Multi-Series Trust that is not publicly offered, but rather offered through a separate Private Placement Memorandum; and, lastly, (iii) that a significant portion of its Equity Component, Fixed Income Component and Opportunistic Component investments will consist of shares of AllianzGI Global Dynamic Allocation Fund, an Affiliated Underlying Fund offered through this Prospectus. Short descriptions of these Affiliated Underlying Funds are set forth below:

AllianzGI Best Styles Global Equity Fund (“Best Styles Global Fund”)

Investment Objective: Seeks long-term capital appreciation

Fund Focus: Global Equity Securities

Approximate Primary Capitalization Range: All capitalizations

The Best Styles Global Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Best Styles Global Fund investment strategy centers on the portfolio managers’ belief that individual investment styles (Value, Earnings Change, Price Momentum, Growth, and Quality) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach. The Best Styles Global Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Best Styles Global Fund normally invests at least 40% of its assets in non-U.S. securities, including emerging market securities. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors. The Best Styles Global Fund’s portfolio is managed with reference to the MSCI All Country World Index. The Best Styles Global Fund may and intends to have significant holdings in stocks that are not included in the MSCI All Country World Index.

262	Allianz Multi-Strategy Funds

Overview of Allianz Target Funds (continued)

AllianzGI Best Styles U.S. Equity Fund (“Best Styles U.S. Fund”)

Investment Objective: Seeks long-term capital appreciation

Fund Focus: U.S. equity securities

Approximate Primary Capitalization Range: All capitalizations

The Best Styles U.S. Fund seeks to achieve its investment objective by creating a diversified portfolio of U.S. equity securities. The Best Styles U.S. Fund investment strategy centers on the portfolio managers’ belief that individual investment styles (Value, Earnings Change, Price Momentum, Growth, and Quality) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach. The Best Styles U.S. Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies. The portfolio managers intend to diversify the Best Styles U.S. Fund’s investments across economic sectors. The Best Styles U.S. Fund’s portfolio is managed with reference to the S&P 500 Index. The Best Styles U.S. Fund may and intends to hold stocks that are not included in the S&P 500 Index.

AllianzGI Advanced Core Bond Portfolio (“Advanced Core Bond Fund”)

Investment Objective: Seeks long-term risk adjusted total net return

Portfolio Focus: Investment Grade Fixed Income Securities

Credit Quality: Not more than 20% of assets below investment grade

The Advanced Core Bond Fund seeks to achieve its investment objective by investing in a broad range of fixed income securities and other instruments that the portfolio managers believe will optimize the risk-return profile of the Advanced Core Bond Fund. The Advanced Core Bond Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other fixed income securities, including derivative instruments that provide synthetic exposure to fixed income securities. The Advanced Core Bond Fund will normally seek to maintain an average portfolio duration within three years above or below that of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which as of December 31, 2018 was 5.68 years. The Advanced Core Bond Fund may invest in securities of any credit quality, though will focus on securities rated B- (or its equivalent) or higher and will normally not invest more than 20% of its assets in securities which at the time of acquisition carry a rating below investment grade (also referred to as high yield or “junk” bonds). The Advanced Core Bond Fund’s average credit quality can vary as the portfolio managers deem appropriate.

AllianzGI Global Dynamic Allocation Fund (“Global Dynamic Fund”)

Investment Objective: Long-term capital appreciation

The Global Dynamic Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments. The Fund seeks to achieve its investment objective through active allocation among global equity, fixed income and a range of other “opportunistic” asset classes, together with actively managed strategies within those asset classes.

The Global Dynamic Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar-denominated fixed income securities. The Fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”). The Fund may also use an “Opportunistic Component” whereby it invests up to 20% of its assets in any combination of the following asset classes: emerging market debt, international debt, intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities and U.S. and international small capitalization stocks.

Within the “Equity” and “Fixed Income” component limits described above, the Fund intends to make extensive use of three security selection strategies, Best Styles Global Equity, Best Styles Global Managed Volatility and Advanced Core Bond. Each of these strategies is managed by a dedicated team of portfolio managers in a separate sleeve of the Fund’s portfolio.

Prospectus	263

Overview of Allianz Target Funds (continued)

Glide path	Each Target Date Fund has established strategic Equity Component and strategic Fixed Income Component allocations, which change over time in relation to the Fund’s target retirement date and according to a pre-determined “glide path” as shown in the following table. The target date refers to the approximate year an investor in the Fund would plan to retire (i.e., the Fund’s “target date”). The glide path represents the shifting of strategic Equity Component allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. This reflects individuals’ expected need for reduced market risks as retirement approaches and for lower portfolio volatility after retiring. AllianzGI U.S. has determined the glide path based on quantitative and qualitative insights around investor return goals and risk tolerance, investment horizon, capital market assumptions, and behavioral finance aspects. At its target date, each Fund’s strategic Equity Component is anticipated to be approximately 40% of its assets. Before the target date, each Fund’s strategic Equity Component is anticipated to be higher depending on how many years the target date is from the current year. For example, if the target date is 10 years in the future, the table below shows the strategic Equity Component to be 65% and the strategic Fixed Income Component to be 35%.

After a Fund reaches its target date, its Equity Component will continue to fall by approximately two percentage points each subsequent year, until such time as the Fund is merged into the AllianzGI Multi Asset Income Fund or the Equity Component reaches 30%.

Years to Target Date	Strategic Equity Component (%)	Typical Equity Component (Min/Max %)	Strategic Fixed Income Exposure (%)	Typical Fixed Income Component (Min/Max %)	Typical “Opportunistic” Component (Min/Max%)*
-5**	30	10-40	70	60-90	0-20
0	40	10-55	60	45-90	0-20
+5	53	15-70	47	30-85	0-20
+10	65	30-85	35	15-70	0-20
+15	75	50-90	25	10-50	0-20
+20	85	70-95	15	5-30	0-20
+25	90	80-99	10	1-20	0-20
+30	93	85-99	7	1-15	0-20
+35	93	85-99	7	1-15	0-20
+40	93	85-99	7	1-15	0-20
*	Note Components will always total 100%, including the Opportunistic Component. We note however, that as a result of its derivative positions, a Target Date Fund may have gross investment exposures in excess of 100% of its net assets.
**	After reaching the target date, a Target Date Fund’s strategic asset allocation will gradually become more conservative and resemble that of the AllianzGI Multi Asset Income Fund, into which the Target Date Fund is expected to merge within eight years provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders.

The table above demonstrates the allocation between each Fund’s Equity Component and Fixed Income Component, which together will always comprise a minimum of 80% of each Target Date Fund’s portfolio. In addition, the exposure ranges in the table above indicate the extent to which a Target Date Fund’s Equity Component and Fixed Income Component would typically vary from the applicable strategic exposures at a given point in time on the glide path. In addition to the allocations above, each Target Date Fund has the ability to invest up to 20% in its Opportunistic Component. The overall allocation to Equity in Global Dynamic Allocation is variable with a strategic long term allocation of 60%.

The strategic Equity and Fixed Income Component allocation ranges set forth in the table above are shown as of a specific target date and will transition over time. For example, the actual Equity and Fixed Income Component allocation ranges for a Target Date Fund with 7 years to its target date would fall between the ranges shown above for “+5 Years to Target Date” and “+10 Years to Target Date.” The graph below illustrates how the strategic Equity Component allocation ranges in the table above move along the glide path over time.

264	Allianz Multi-Strategy Funds

Overview of Allianz Target Funds (continued)

In addition to the changes in strategic allocation as its target date approaches, a Target Date Fund’s actual exposure may vary substantially over time, depending on such factors as market circumstances and AllianzGI U.S.’s active approach to asset allocation. AllianzGI U.S. applies an active approach to asset allocation to seek to enhance returns over a full market cycle and to mitigate risk, including in times of severe extended market downturns.

Each Target Date Fund may gain up to 20% exposure to its Opportunistic Component. Opportunistic Component asset classes include, but are not limited to, those related to emerging market debt, intermediate and long-term high yield debt (commonly referred to as “junk bonds”), commodities and non-U.S. bonds. After determining the asset allocation, the portfolio managers will select particular investments to obtain exposure to the desired mix of asset classes.

Securities, instruments, actively or passively managed strategies whose primary purpose is to gain exposure to one or more of the “opportunistic” asset classes count toward the Opportunistic Component’s 20% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies is not included in the calculation of the Opportunistic Component of a Target Date Fund’s portfolio. For example, if an Underlying Fund employs a diversified bond strategy that has a risk and volatility profile that the portfolio managers believe to be similar to (or less than) that of the Bloomberg Barclays U.S. Aggregate Bond Index, any allocations within that Underlying Fund to “opportunistic” asset classes, such as high yield or emerging market debt, would not count toward the Opportunistic Component’s 20% limit; however, direct allocations by a Fund to high yield or emerging market debt would be counted within the Opportunistic Component.

As reflected in the equity allocation graph above, the portfolio managers adjust each Target Date Fund’s exposure to equities, fixed income, and other asset classes in an effort to mitigate downside risk, including in times of severe market stress, and to increase the return potential in favorable markets. Although the strategic allocation to the Equity Component at the target date is 40%, the actual allocation can be as low as 10% depending on market conditions. Having the ability to decrease the equity allocation to a relatively low level reflects the increased focus on risk mitigation in the years closer to the target date, when the risk of a market decline is most detrimental to an investor’s objectives. By comparison, a Fund that is farther from its target date will have a higher target allocation to the Equity Component and operate within a narrower range, and therefore have less flexibility to reduce equity exposure in times of market stress. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that a Target Date Fund will be successful in doing so.

When deciding how to allocate across equity, fixed income and other asset classes, the portfolio managers analyze momentum and momentum reversion as part of the investment process for each Target Date Fund. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the momentum signals for an asset class indicate negative momentum, the portfolio managers tend to reduce, sometimes significantly, a Target Date Fund’s exposure to that asset class. The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of

Prospectus	265

Overview of Allianz Target Funds (continued)

market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers tend to increase a Target Date Fund’s exposure to that asset class.

In addition to momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve each Target Date Fund’s return. Fundamental analysis may contribute to an adjustment of each Target Date Fund’s exposure to the asset classes that the portfolio managers believe exhibit the strongest return prospects. The portfolio managers use fundamental analysis to attempt to locate opportunities not identified from momentum-related signals.

In implementing these investment strategies, each Target Date Fund will make substantial use of futures and forward contracts, both long and short, for bonds, equities, REITs and currencies. The use of futures and forward contracts allows each Target Date Fund to tactically adjust its equity, fixed income and currency exposures and to avoid frequent trades in underlying mutual funds, as frequent trading in underlying mutual funds may generate higher trading costs within and higher taxable distributions by those underlying funds. Each Target Date Fund may also incorporate other over-the-counter (OTC) or exchange-traded derivatives to gain, adjust or hedge exposure to different asset classes or market segments. This may include interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by a Target Date Fund and structured notes. Each Target Date Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Target Date Funds’ obligations under derivatives transactions.

Each Target Date Fund may invest in any type of equity or fixed income security, including common and preferred stocks, mutual funds, ETFs, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. Each Target Date Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. Each Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. Each Fund is expected to be highly diversified across industries, sectors, and countries. Each Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the holding is otherwise deemed inappropriate.

As a result of its derivatives positions, each Target Date Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. A Target Date Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

In response to adverse market, economic, political or other conditions, each Target Date Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. A Target Date Fund may be less likely to achieve its investment objective when it does so.

Multi Asset Income (formerly Retirement Income).  The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and the use of both actively managed and passive strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the ability of the Fund to generate current income or may impact the value of the Fund’s investments. The Fund invests directly and indirectly in a globally diversified portfolio of equity securities, including emerging market equities, and in global fixed income securities, including high yield debt (commonly known as “junk bonds”), convertible bonds and emerging market debt. The Fund pursues its income objective with an emphasis on the preservation of capital and prudent investment management. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments by investing in certain affiliated mutual funds managed by AllianzGI U.S. and/or its affiliates (the “Affiliated Underlying Funds”), unaffiliated funds and other pooled vehicles (collectively, with the Affiliated Underlying Funds, “Underlying Funds”), exchange-traded funds (“ETFs”) and derivative instruments that give synthetic exposure substantially similar to that of a security, basket of securities or other assets that would otherwise be included in such asset classes. The Fund may invest without limit in Underlying Funds and may invest a significant percentage of assets in a small number, or even one, of the Underlying Funds.

The Fund targets a long-term average strategic asset allocation of 30% to global equity exposure, including REITs (the “Equity Component”) and 70% to global fixed income asset classes (the “Fixed Income Component”). The Fund may also use actively managed strategies that attempt to generate capital gains in addition to dividends

266	Allianz Multi-Strategy Funds

Overview of Allianz Target Funds (continued)

and coupons to support distributions. The Fixed Income Component may include non-U.S. investment grade debt, high yield debt from the United States and other developed markets, convertible bonds and emerging markets debt of any quality.

The Fund will also be permitted to have up to a 30% allocation to other income generating instruments on an opportunistic basis (the “Opportunistic Component”), including preferred securities, bank loans and master limited partnerships (MLPs), as well as other opportunistic investments (e.g., commodities and managed futures strategies), to seek to improve the Fund’s diversification profile.

Only securities, instruments or actively managed strategies whose primary purpose is to gain exposure to one or more of the opportunistic asset classes are considered by the portfolio managers to be part of the Opportunistic Component. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies are not included in the calculation of the Opportunistic Component 30% limit. For example, allocations to preferred bonds within a diversified fixed income Underlying Fund with a portfolio similar to the Bloomberg Barclays US Aggregate Bond index would not count toward the Fund’s Opportunistic Component; however, direct allocations by the Fund to preferred securities using actively managed mutual funds invested primarily in preferred securities or ETFs on a preferred bond index would be counted within the Fund’s Opportunistic Component.

Depending on market conditions, the Equity Component may range between approximately 10% and 40% of the Fund’s assets and the Opportunistic Component may range between approximately 0% and 30% of the Fund’s assets. Within the Fixed Income Component, the total allocation to global high yield bonds, emerging market debt, and other areas of the fixed income market that the portfolio managers consider to have higher risk can range between 0% to 30% of the Fund’s portfolio; however, allocations to these higher-risk fixed income asset classes within Underlying Funds and allocations to lower volatility short-term high yield strategies are exempt from this restriction.

Although the portfolio managers expect that the Fund’s actual allocations will be relatively close to the strategic allocation on average and over a full market cycle, the portfolio managers may change the Fund’s actual allocation from time to time according to the previously defined process and allocation ranges.

The portfolio managers analyze market cycles, economic cycles, valuations and yields of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. Adjustments to the Fund’s exposure to equities, fixed income, and other asset classes are made in an effort to mitigate downside risk, including in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. The portfolio managers analyze momentum and momentum reversion as part of the investment process for the Fund.

Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the momentum signals for an asset class indicate negative momentum, the portfolio managers may reduce the Fund’s exposure to that asset class. The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class. However, given the objective to generate significant and consistent income, the portfolio managers may allocate or continue to hold asset classes that have negative momentum signals, as long as they believe that those asset classes may contribute to the income objective.

In addition to momentum and momentum reversion signals, the portfolio managers also analyze the levels of qualified income and overall yields, combined with an assessment of potential risks and other fundamentally based assessments to locate opportunities to seek to improve the Fund’s ability to distribute income and its overall return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that the portfolio managers believe exhibit the strongest income and/or return prospects. The portfolio managers use fundamental analysis to attempt to locate income-generating and other opportunities not identified from momentum-related signals.

After determining the asset allocation among the Components, the portfolio managers select particular investments in an effort to obtain exposure to the relevant mix of asset classes and to generate current income. The Fund strategy focuses on investments in mutual funds and ETFs. The Fund also may invest in any type of

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Overview of Allianz Target Funds (continued)

equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the holding is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund will make substantial use of futures and forward contracts, both long and short, for bonds, equities, REITs and currencies. The use of futures and forward contracts allows the Fund to tactically adjust its equity, bond and currency exposures and to avoid frequent trades in underlying mutual funds, as frequent trading in underlying mutual funds may generate higher trading costs and taxable distributions in those underlying funds. The Fund may also incorporate other over-the-counter (OTC) or exchange-traded derivatives to gain, adjust or hedge exposure to different asset classes or market segments. This may include interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund and structured notes. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

In addition to the uses of derivatives described above, the Fund may also utilize interest rate swaps, interest rate futures, Treasury futures and total return swaps (“Interest Rate Derivatives”). The portfolio managers expect these instruments to provide additional diversification and balance the sources of risk in the Fund. Under certain market conditions, however, the investment performance of the Fund may be less favorable than it would be if the Fund did not use Interest Rate Derivatives.

As a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Allocation Risk. Each Target Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds, as well as direct investments in securities and other instruments. A principal risk of investing in a Target Fund is that the Manager’s allocation techniques and decisions and/or the Manager’s selection of Underlying Funds and other instruments will not produce the desired results, and therefore the Target Fund may not achieve its investment objective.

Underlying Fund Risks. The ability of a Target Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. A Target Fund’s net asset value will fluctuate in response to changes in the net asset values of Underlying Funds in which the Target Fund invests. The extent to which the investment performance and risks associated with a Target Fund correlate to those of a particular Underlying Fund will depend upon the extent to which it invests in such Underlying Fund. Therefore, the principal risks of investing in a Target Fund are closely related to the principal risks associated with the Underlying Funds and their investments. Because a Target Fund’s allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees. A Target Fund’s investment in a particular fund may exceed 25% of the Target Fund’s assets. To the extent that a Target Fund invests a significant portion of its assets in such an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. In addition, a Target Fund may be subject to additional risk to the extent that it invests in non-affiliated Underlying Funds. Because non-affiliated Underlying Funds are not advised by the Manager or its affiliates, there may be less transparency with respect to management strategy, investments and other matters than is the case with affiliated funds.

Other (Direct) Investment Risk. To the extent that a Target Fund invests directly in investments other than Underlying Funds, the value of an investment will be directly related to the investment performance of those investments. Thus, exposure to the principal investment risks of a Target Fund can come either directly or

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Overview of Allianz Target Funds (continued)

indirectly through Underlying Funds. Among the principal risks of the Underlying Funds and other investments, which could adversely affect the net asset value, yield and total return of a Target Fund, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Commodity Risk • Convertible Securities Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• Fixed Income Risk • Focused Investment Risk • High Yield Risk • Index Risk • Interest Rate Risk • IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk	• Mortgage-Related and Other Asset-Backed Risk • Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Short Selling Risk • Smaller Company Risk • Variable Distribution Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks associated with an investment in a Target Fund and the Underlying Funds and other investments.

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Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund and Underlying Fund are summarized in the Fund Summaries and are described in more detail in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques appearing in bold type below are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund. For Target Date Funds, this also means that there is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in a Target Date Fund near, at, or after the Fund’s target date.

As each of the Target Funds intends to invest its assets primarily in shares of the Affiliated Underlying Funds, the risks of investing in the Target Funds are closely related to the risks associated with the Affiliated Underlying Funds and their investments. Certain other Funds also invest substantially or primarily in Underlying Funds, as described under “Principal Investments and Strategies of Each Fund.” All Funds retain the ability to make direct investments in securities, even if they primarily invest through a fund-of-funds structure. Unless stated otherwise, each of the risks described below applies both to direct investments that may be made by the Funds and indirect exposures a Fund may have through investments in an Underlying Fund.

Each of the Target Funds are generally subject to a different level and amount of risk that is relative to that Fund’s targeted risk exposure (in the case of the Multi Asset Income Fund) or target date and time horizon (in the case of the Target Date Funds). A Target Date Fund with an earlier target date as specified in its name, or the Multi Asset Income Fund, represents what is designed to be a more conservative choice and tends to have more exposure to fixed income securities and associated risks, while choosing a Target Date Fund with a later target date represents what is designed to be a more aggressive choice that tends to have more exposure to equity securities and associated risks.

The summary is not intended to be exhaustive. For more information about these risks and the securities and investment techniques used by the Affiliated Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses and private placement memoranda. The Funds invest in Institutional Class shares (or a similar share class) of the Affiliated Underlying Funds, which are not subject to any sales charges or 12b-1 fees. This summary is qualified in its entirety by reference to the prospectuses, private placement memoranda and statements of additional information of the relevant Underlying Funds, which may be obtained as described in the “Underlying Funds” section of this prospectus.

To the extent the AllianzGI PerformanceFee Managed Futures Strategy Fund makes investments through its wholly-owned Subsidiary, the risks described below apply to both investments that the Fund makes directly and investments that the Fund makes indirectly through the Subsidiary, unless otherwise indicated.

Underlying Fund Risks	Certain Funds may invest their assets partially, significantly or primarily in Underlying Funds, as described under “Principal Investments and Strategies of Each Fund.” The risks associated with investing in these Funds may be closely related to the risks associated with the securities and other investments held by the Underlying Funds. To the extent that a Fund invests in Underlying Funds, its ability to achieve its investment objective may depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

To the extent that a Fund invests in Underlying Funds, its net asset value per share (“NAV”) will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with a Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. As a shareholder of an Underlying Fund, a Fund may indirectly bear service and other fees that are in addition to the fees the Fund pays its service providers. Underlying Funds that are actively managed may entail risks generally associated with actively managed investment products, including management risk. Underlying Funds that seek to track an index or other benchmark may involve tracking risk. Tracking risk is the risk that a fund may not precisely replicate the results of an index or benchmark that it is intended to track. Deviations of this type may result from purchases or redemptions of fund shares, transaction

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costs, fund expenses and other factors. For more information about the risks associated with Underlying Funds, please see the “Underlying Funds” section of this prospectus. For more information about Affiliated Underlying Funds, please also see the Trust’s Statement of Additional Information and the Affiliated Underlying Funds’ prospectuses and private placement memoranda, which may be obtained free of charge by telephoning the Distributor at 1-800-498-5413 for Institutional Class, Class R6, Class P and Administrative Class shares and series of AllianzGI Institutional Multi-Series Trust.

Allocation Risk	To the extent that a Fund invests significantly in one or more Underlying Funds, its investment performance will depend upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. A Fund that invests significantly in one or more Underlying Funds is subject to allocation risk, which is the risk that the Manager will make less than optimal or poor asset allocation decisions and/or that the Manager will make less than optimal or poor decisions in selecting the Underlying Funds and other investments in which each Fund invests. The Manager attempts to identify asset classes and sub-classes, and Underlying Funds and/or other means of obtaining exposure to such asset classes, and other investments that will provide consistent, quality performance for each Fund, but there is no guarantee that the Manager’s allocation techniques will produce the desired results. It is possible that the Manager will focus on Underlying Funds and other investments that perform poorly or underperform other available Funds under various market conditions.

You could lose money on your investment in the Funds as a result of these allocation decisions.

Call Risk	An issuer may redeem a fixed-income security before maturity (“call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Commodity Risk	A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. AllianzGI PerformanceFee Managed Futures Strategy Fund expects to obtain exposure to commodities markets through investments that will be held directly by the Subsidiary. See “Subsidiary Risk” below.

Confidential Information Access Risk	In managing Funds that may invest in privately placed instruments, AllianzGI U.S. normally will seek to avoid the receipt by the portfolio managers and analysts of material, non-public information (“Confidential Information”) about the issuers of such instruments (which may include senior loans, other bank loans and related investments), because such issuers may have or later issue publicly traded securities. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans. In circumstances when the AllianzGI U.S. portfolio managers and analysts do not receive Confidential Information from these issuers, a Fund may be disadvantaged in comparison to other bank loan investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, in situations when a Fund is asked, for example, to grant consents, waivers or amendments with respect to bank loans, AllianzGI U.S.’s ability to assess the desirability of such consents, waivers and amendments may be compromised. For these and other reasons, it is possible that AllianzGI U.S.’s decision not to receive Confidential Information under normal circumstances could adversely affect a Fund’s investment performance.

Notwithstanding its intention not to receive Confidential Information with respect to its management of investments in loans and privately placed instruments generally, AllianzGI U.S. may from time to time come into possession of confidential information about issuers whose securities may be held in a Fund’s portfolio. Possession of such information may in some instances occur despite AllianzGI U.S.’s efforts to avoid such possession, but in other instances AllianzGI U.S. may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, AllianzGI U.S.’s ability to trade in these securities for the account of a Fund could potentially be limited by its possession of such information. Such limitation on AllianzGI U.S.’s ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Contingent Convertible Securities Risk

Contingent convertible securities (“CoCos”) have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory

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capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by a Fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. An investment by a Fund in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, the Fund’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations. In addition, if CoCos held by a Fund are converted into the issuer’s underlying equity securities following a trigger event, the Fund’s holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by a Fund in CoCos may result in losses to the Fund.

Convertible Securities Risk	Convertible securities are fixed income securities, preferred securities or other securities that normally pay interest or dividends and are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate (the “conversion price”). To the extent the market price of the underlying stock approaches or is greater than the conversion price, the convertible security’s market value tends to correlate with the market price of the underlying stock and will be subject to the risks affecting equity securities in general. See “Equity Securities Risk” below. To the extent the market price of the underlying stock declines below the conversion price, the value of the convertible security tends to be influenced by the yield of the convertible security. See “Interest Rate Risk” below.

Convertible securities generally offer lower interest or dividend yields than non-convertible fixed income or other securities of similar quality. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return. The Funds may also invest in synthetic convertible securities, which involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. See “Derivatives Risk” below.

Credit and Counterparty Risk	A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending cash collateral) is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings and a Fund holding a fixed income security is subject to the risk that the security’s credit rating will be downgraded. Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, at least one major rating agency downgraded the long-term U.S. credit rating in 2011 due to the rising public debt burden and perception of greater policymaking uncertainty in the U.S. and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments, to the extent that the Fund has exposure to securities issued by the U.S. Treasury. Credit risk is particularly pronounced for below investment grade securities (also known as “high yield” or “junk” bonds.) See “High Yield Risk.”

Counterparty Risk. A Fund is also subject to the risk that a counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the Fund. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, a Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk may be pronounced during unusually adverse market conditions and may be particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the 2008 insolvency of Lehman Brothers and subsequent market disruptions.

Currency Risk

Funds that invest directly in foreign (non-U.S.) currencies, or in securities that trade in, or receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International

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Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s exposure to foreign currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund. The local emerging market currencies in which a Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The derivatives that may be used by the Funds are discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information.

The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. A Fund investing in a derivative instrument could lose more than the principal amount invested, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit and counterparty risk and management risk. As a seller of a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. See “Leveraging Risk.” Additionally, holding a position in a credit default swap could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

Centrally cleared derivative arrangements may be less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. In addition, derivatives that are centrally cleared are subject to the credit risk of the clearing house and the member of the clearing house through which a Fund holds its cleared position. If a Fund’s counterparty or the relevant clearing house or clearing member were to default, the Fund could lose a portion or all of the collateral held by the counterparty, clearing house, or clearing member on its behalf, or could suffer extended delays in recovering that collateral.

Other recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Investment Company Act of 1940, as amended (the “1940 Act”) restrictions with respect to “senior securities,” have resulted in, and may in the future result in, new regulation of derivative instruments and the Funds’ use of such instruments. New regulations could, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish new margin requirements and/or

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increase the costs of derivatives transactions, and the Fund may as a result be unable to execute its investment strategies in a manner its Manager might otherwise choose. The SEC has proposed a new rule related to certain aspects of derivatives use. As of the date for this Prospectus, whether, when and in what form this proposed rule will be adopted and its potential effects on the Funds are unclear.

Emerging Markets Risk	A Fund that invests in non-U.S. securities and/or currencies may experience more rapid and extreme changes in value than funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Certain emerging market countries may impose restrictions on foreign investment and repatriation of investment income and capital. In addition, foreign investors, including the Funds, may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. See “Currency Risk.” Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Emerging market securities may trade in more limited volume than comparable securities in developed foreign markets.

Emerging market securities may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security, all of which would negatively affect the Fund’s performance.

Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

The Funds may invest in some emerging markets through trading structures or protocols that subject them to risks such as those associated with illiquidity, custodying assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets. For example, the Funds may invest in certain eligible Chinese securities (“China A-shares”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Hong Kong—Shanghai Stock Connect (“Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Hong Kong Stock Exchange (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE that commenced operations in November 2014. Stock Connect is subject to regulations promulgated by regulatory authorities for both SSE and SEHK and further regulations or restrictions, such as trading suspensions, may adversely affect Stock Connect and the value of the China A-shares held by the Funds. There is no guarantee that the systems required to operate Stock Connect will function properly or will continue to be adapted to changes and developments in both markets or that both exchanges will continue to support Stock Connect in the future. In the event that the relevant systems do not function properly, trading through the Stock Connect program could be disrupted. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to the aggregate volume on Stock Connect, which may restrict or preclude a Fund’s ability to invest in Stock Connect securities or to enter into or exit trades on a timely basis. In addition, Stock Connect securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with the program’s rules, which may further subject the Funds to liquidity risk with respect to China A-shares. A Fund may be restricted in its ability to dispose of its China A-shares purchased through Stock Connect in a timely manner. As an example, Stock Connect is generally available only on business days when both the SEHK and SSE are open. When either the SEHK or SSE is closed, a Fund will not be able to trade Stock Connect securities at a time that may otherwise be beneficial to trade. Additionally, the SSE may be open at a time when the Stock Connect program is not trading, with the result that prices of China A-shares may fluctuate at times when a Fund is unable to add to or exit its position. Because of the way in which China A-shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the SSE becomes insolvent. Only certain China A-shares are eligible to be accessed through the Stock Connect program. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through the Stock Connect program. Because the Stock Connect program is new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown.

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Investments in China A-shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. The limitations and risks described above with respect to Stock Connect are specific to that program; however, these and other risks may exist to varying degrees in connection with the Funds’ investments through other trading structures, protocols and platforms in other emerging markets.

Equity Securities Risk	Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to these risks.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Fixed Income Risk	All of the Funds that invest in fixed income instruments are subject to interest rate risk. Changes in the market values of fixed income instruments are largely a function of changes in the current level of interest rates. The value of a Fund’s investments in fixed income instruments will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the values of fixed income instruments are generally expected to rise. Conversely, during periods of rising interest rates, the values of fixed income instruments are generally expected to decline.

“Duration” is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with shorter average portfolio durations. As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration. Certain fixed-income funds can have “negative” duration profiles (which may be achieved through the use of derivatives or other means), meaning they tend to increase in value in response to an increase in interest rates. For these funds, a 1% increase in interest rates would tend to correspond to a 1% increase in value for every year of negative duration. Inflation-indexed securities, including Treasury Inflation Protected Securities (TIPs), decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income instruments with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some portfolios (e.g., portfolios with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

To the extent a Fund invests in securities that are particularly sensitive to fluctuations in prevailing interest rates, it will be subject to relatively high levels of interest rate risk. Such securities include various mortgage-related securities (e.g., the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income instruments, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

A Fund may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.

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Focused Investment Risk	Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s NAV. Similarly, certain underlying bond funds may have more risk because they may invest a substantial portion of their assets in bonds of similar projects or from issuers of the same status. Some of those issuers also may present substantial credit or other risks. Diversified funds that invest in a relatively small number of issuers are subject to similar risks. In addition, the Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area, for example, regional economic risks relating to weather emergencies and natural disasters. Similarly, a Fund that focuses its investments in a certain type of issuer is particularly vulnerable to events affecting such type of issuer. Also, a Fund may have greater risk to the extent it invests a substantial portion of its assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments. Furthermore, certain issuers, industries and regions may be adversely affected by the impacts of climate change on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Funds that focus investments of their assets in a particular industry or group of related industries (e.g., the AllianzGI Emerging Markets Consumer Fund) are subject, and have heightened exposure, to the risks factors particular to each such industry as described below and under “Characteristics and Risks of Securities and Investment Techniques—Industry Focus.”

As discussed above, certain Underlying Funds may have more risk because they have a particular geographic or sector focus. An Underlying Fund that holds or obtains exposure to a particular geography, such as Europe or the Far East, may be affected by economic, regulatory or political developments affecting issuers in that geography. Similarly, Underlying Funds that focus their investments in companies that have exposure, directly or indirectly, to a particular sector, such as the eco-sectors or water-related sectors, will be impacted more by events or factors affecting those sectors than if their portfolios were more diversified among a number of unrelated sectors and industries.

To the extent that a Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and any investments in which that Underlying Fund concentrates. See “Underlying Fund Risks” above.

Consumer-Related Companies Risk: The AllianzGI Emerging Markets Consumer Fund focuses its investments in the consumer and consumer-related sectors, which include the consumer staples, consumer discretionary and healthcare industries, will be associated with the risks particular to those sectors, including demographic and product trends, performance of the overall economy, competition, marketing campaigns, environmental factors, government regulation, interest rates, consumer confidence and disposable household income and consumer spending.

The AllianzGI Emerging Markets Consumer Fund may from time to time invest a substantial portion of its assets in these and other industries or sectors, and during those periods will be subject to a greater extent to the risks associated with those industries or sectors.

Financial-Related Companies Risk: The AllianzGI Preferred Securities and Income Fund focuses its investments in the financials sector and will be subject to the risks associates with that sector, including changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in government economic policies or general economic conditions and unfavorable interest rates.

“Green” Investment Risk	Because the AllianzGI Green Bond Fund (for purposes of this risk description, the “Fund”) focuses its investments in issuers financing projects that are intended and/or likely to have a positive environmental impact, events or factors affecting the sector consisting of issuers engaged in such activities (the “green sector”) will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Certain Green Bonds may be dependent on government incentives and subsidies and lack of political support for the financing of projects with a positive environmental impact could negatively impact the performance of the Fund. There is no guarantee that the Fund’s efforts to select investments based on green principles will be successful. As the Green Bond market is relatively new and continues to evolve, the criteria used to define Green Bonds may change in the future.

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Due to its focus on the green sector, the Fund invests in issuers that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the green sector, the Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”

High Yield Risk	A Fund that invests in high yield securities and unrated securities of similar credit quality (sometimes referred to as “high yield securities” or “junk bonds”) may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative. The debt instruments of many non-U.S. governments, including their agencies, sub-divisions and instrumentalities, are below investment grade, and are therefore considered high yield instruments.

Index Risk	Because certain Underlying Funds invest in derivatives that are linked to the performance of an index or otherwise seek to track the performance of an index, and because certain other assets may provide Funds with exposure to an index, a Fund may be subject to the risks associated with changes in the applicable index. If the applicable index changes, such a Fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk	Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

When interest rates are low relative to historic levels, Funds that hold fixed income securities may face elevated exposure to the risks associated with increases in interest rates, including increases triggered by governments or central banking authorities. For example, the Federal Reserve Board concluded its quantitative easing program and continued to increase interest rates, actions that may have placed the Funds at elevated risks associated with rising interest rates. Funds whose portfolios include longer-duration securities may face higher risks associated with rising interest rates than Funds whose portfolios include shorter-duration securities. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease liquidity.

IPO Risk	Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

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Issuer Risk	The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services as well as the historical and prospective earnings of the issuer and the value of its assets.

Leveraging Risk	Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from purchasing or selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations or possibly delaying the redemption of Fund shares. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector. Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair the Funds’ ability to pursue their investment objectives or utilize certain investment strategies and techniques.

The SEC has adopted Rule 22e-4 under the 1940 Act, which requires each Fund to adopt a liquidity risk management program to assess and manage its liquidity risk. Under its program, a Fund will be required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. The Funds do not expect Rule 22e-4 to have a significant effect on investment operations. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in a Fund’s investments.

Management Risk	Each Fund is subject to management risk because it is an actively managed investment portfolio. The Manager and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

To the extent the portfolio managers employ quantitative models, whether proprietary or maintained by third parties, there can be no assurance that such models will behave as expected in all market conditions, including due to deviations between expected and actual relationships among variables. Any imperfections, errors, or limitations in such models could affect a Fund’s performance. By necessity, such models make simplifying assumptions that limit their effectiveness. In addition, the computer programming used to construct, or the data employed by, quantitative models may contain errors, which may cause losses for the Fund or reduce performance. In the event third-party models become increasingly costly or unavailable, the portfolio managers may be forced to rely on proprietary models or to reduce or discontinue their use of quantitative models.

The Funds are also subject to the risk that deficiencies in the operational systems or controls of the Manager or another service provider will cause losses for the Funds or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent a Fund from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Manager and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

To the extent portfolio managers employ strategies that are not correlated to broader markets, or that are intended to seek returns under a variety of market conditions (such as managed volatility strategies), a Fund may outperform the general securities market during periods of flat or negative market performance, and underperform the securities market during periods of strong market performance.

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The portfolio managers attempt to identify asset classes and sub-classes represented by investments that will provide consistent, quality performance for each Fund, but there is no guarantee that a portfolio manager’s allocation techniques will produce the desired results. It is possible that a portfolio manager will focus on asset classes and other investments that perform poorly or underperform other available funds under various market conditions

Market Risk	The market prices of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries or sectors represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities, as well as equity securities and other types of investments, may decline due to changes in interest rates or other factors affecting the applicable markets generally. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously.

The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has historically honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the status of the Euro, the European Monetary Union and the European Union itself, has disrupted and may continue to disrupt markets in the U.S. and around the world.

The risks associated with investments in Europe may be heightened due to the approval by citizens of the United Kingdom, in June 2016, of a referendum to leave the European Union. In March 2017, the United Kingdom provided formal notification of its intention to withdraw from the European Union pursuant to Article 50 of the Treaty of Lisbon to the European Council. This formal notification began a two-year period of negotiations regarding the terms of the United Kingdom’s exit from the European Union. The withdrawal of the United Kingdom from the European Union will take effect either on the effective date of the withdrawal agreement or, in the absence of an agreement, two years after the United Kingdom provided its notice of withdrawal. If no withdrawal agreement is reached by March 29, 2019, the United Kingdom will leave the European Union with no trade, customs or regulatory measures negotiated. The withdrawal may lead to legal uncertainty and potentially divergent national laws and regulations as the United Kingdom determines which European Union laws to replace or replicate. The implications of a “no deal” scenario include a shrinking United Kingdom economy and far-reaching disruptions to world securities markets. Because certain Funds are managed out of the United Kingdom, and because several Funds make investments in issuers organized or headquartered in, or otherwise economically tied to, the United Kingdom, such Funds may be particularly sensitive to the risks associated with a “no deal” scenario. Significant uncertainty remains in the market regarding the ramifications of the withdrawal of the United Kingdom from the European Union, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. If the United Kingdom’s exit from the European Union is consummated, or if one or more additional countries leave the European Union, or the European Union partially or completely dissolves, the world’s securities markets may be significantly disrupted and adversely affected. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds.

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War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Summary of Principal Risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the securities index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

Mortgage-Related and Other Asset-Backed Risk	The Funds may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Commercial mortgage-backed securities. CMBS are associated with the risks generally applicable to debt securities and mortgage-related and other asset-backed securities, as well as certain additional risks. CMBS depend on cash flows generated by underlying mortgage loans on commercial real property, and can be significantly affected by changes in interest rates, the availability of real estate financing, the creditworthiness of the originators of the underlying assets, the value of underlying real estate assets and trends in commercial real estate markets generally. If borrowers are not able or willing to make loan payments, payments on the related CMBS will likely be adversely affected. Additionally, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Subordinated classes of CMBS involve greater credit risk, interest rate risk, and prepayment risk, tend to be less liquid and may be more difficult to value than classes of CMBS that are not subordinated.

Non-U.S. Investment Risk	A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or geographic area, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters. For example, to the extent a Fund may invest more than 25% of its assets in particular countries, the Fund may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a Fund.

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Preferred Securities Risk	Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities may be subordinated to bonds and other debt instruments in a company’s capital structure and therefore may be subject to greater credit risk than those debt instruments. Dividend payments on a preferred security may have to be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred securities at any time. Therefore, in the event an issuer of preferred securities experiences economic difficulties, the issuer’s preferred securities may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds—that is, as interest rates rise, the value of the preferred securities held by a Fund are likely to decline. Therefore, to the extent that a Fund invests a substantial portion of its assets in fixed rate preferred securities, rising interest rates may cause the value of the Fund’s investments to decline significantly. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer’s common stock and, therefore, declining common stock values may also cause the value of a Fund’s investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in a Fund’s yield. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

REIT and Real Estate-Related Investment Risk	To the extent that a Fund invests in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. The value of investments in the real estate sector also may be affected by macroeconomic developments, and social and economic trends. To the extent a Fund invests in REITs and/or REOCs, it will also be subject to the risk that a REIT or REOC will default on its obligations or go bankrupt. By investing in REITs and/or REOCs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of such REITs or REOCs.

Short Selling Risk	Short sales may be used by a Fund for investment and risk management purposes, including when the Manager anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio, or as part of an overall portfolio strategy to minimize the effects of market volatility (i.e., a “market neutral” strategy). Short sales are transactions in which the Fund sells a security or other instrument (such as an option forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale.

Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. A Fund may, to the extent permitted by law, engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by a Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. If the Fund is required to return a borrowed security at a time when other short sellers are also required to return the same security, a “short

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squeeze” can occur, and the Fund may be forced to purchase the security at a disadvantageous price. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets.

The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Fund that utilizes short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. See “Credit and Counterparty Risk.” To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives Risk” above.

Smaller Company Risk	The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Micro-Cap and Ultra Micro-Cap Company Risks.  Funds, including the AllianzGI Micro Cap Fund and AllianzGI Ultra Micro Cap Fund, may invest in micro-cap and ultra micro-cap companies. The general risks associated with investing in securities issued by companies with smaller market capitalizations are magnified for investments in micro-cap and ultra micro-cap companies. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may depend on a few key employees. Micro-cap stocks typically involve greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable and their share prices tend to be more volatile and their markets less liquid than stocks of companies with larger market capitalizations. Some U.S. micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading securities. Securities issued by companies with ultra micro-capitalizations typically exhibit greater volatility than even micro-cap company shares. A Fund may need more time to purchase or sell its positions in such securities. Additionally, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap or ultra micro-cap company.

Subsidiary Risk	AllianzGI PerformanceFee Managed Futures Strategy Fund may gain exposure to commodity markets by investing in the Subsidiary of the Trust, AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd. The Fund’s ability to invest in the Subsidiary may be limited by tax considerations. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary has the same investment objective as the Fund and is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. However, there can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act and the Subsidiary may make certain investments the Fund would be unable to make, or would be limited in making, due to U.S. tax law applicable to the Fund or other regulatory limitations. As noted below in “Tax Consequences,” the rules regarding the circumstances in which annual net income, if any, realized by the Subsidiary for U.S. federal income tax purposes will constitute “qualifying income” for purposes of the Fund’s qualification as a regulated investment company under the Code are unclear and currently under consideration. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.

Sustainable Investing Risk

Because AllianzGI Global Sustainability Fund (for purposes of this risk description, the “Fund”) focuses its investments in companies the Manager believes exhibit strong records with respect to environmental, social, and

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corporate governance (“ESG”) factors, the Fund may choose to sell, or not to purchase, investments that are otherwise consistent with its investment objective. Environmental performance criteria rate a company’s management of its environmental challenges, including its effort to reduce or offset the impacts of its products and operations. Social criteria measure how well a company manages its impact on the communities where it operates, including its treatment of local populations, its handling of human rights issues, its commitment to philanthropic activities, its record regarding labor-management relations, anti-discrimination policies and practices, employee safety and the quality and safety record of a company’s products, its marketing practices and any involvement in regulatory or anti-competitive controversies. Governance criteria address a company’s investor relations and management practices, including company sustainability reporting, board accountability and business ethics policies and practices.

In general, the application of the Manager’s ESG criteria to investments will affect the Fund’s exposure to certain issuers, industries, sectors, regions, and countries; may lead to a smaller universe of investments than other funds that do not incorporate ESG analysis; and may negatively impact the relative performance of the Fund depending on whether such investments are in or out of favor. In addition, the Fund may sell a security based on ESG-related factors when it might otherwise be disadvantageous to do so.

Due to its focus on investing in companies that the Manager believes exhibit strong ESG records, the Fund invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in a limited number of issuers, sectors, industries or geographic regions, the Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular sector, industry or geographic region. See “Focused Investment Risk.” The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in such regions to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

Tax Risk	Income from certain commodity-linked investments does not constitute “qualifying income” to a Fund for purposes of the Fund’s qualification as a regulated investment company for U.S. federal income tax purposes. Income from other commodity-linked investments may not constitute qualifying income. If such income were determined not to constitute qualifying income and were to cause a Fund’s nonqualifying income to exceed 10% of the Fund’s gross income for any year, the Fund would be subject to a tax at the Fund level.

Turnover Risk	A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Variable Distribution Risk	To the extent a Fund invests in fixed income securities that have variable or floating interest rates, the amounts of the Fund’s periodic distributions to shareholders may vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease.

Water-Related Risk	Because the AllianzGI Global Water Fund (for purposes of this section, the “Fund”) focuses its investments in companies that are substantially engaged in water-related activities, events or factors affecting the sector consisting of companies engaged in such activities (the “water-related resource sector”) will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Companies in the water-related resource sector may be significantly affected by events relating to international political and economic developments, water conservation, the success of exploration projects, commodity prices and tax and other government regulations. There are substantial differences between the water-related, environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the water-related resource sector include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.

Prospectus	283

Companies in the water-related resource sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ ability to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for certain products and services provided by companies in the water-related resource sector.

While the water-related resource sector includes established and mature companies, portions of the sector are newly developing and strongly influenced by technological changes. The sector can be significantly affected by the level and volatility of technological change in industries focusing on the quality or availability of or demand for potable and non-potable water. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by companies in the sector that are focused on developing newer technologies may not result in viable commercial products, and such companies in the sector typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the sector are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the water-related resource sector tends to be considerably more volatile than that of companies in more established sectors and industries.

Due to its focus on the water-related resource sector, the Fund invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the water-related resource sector, the Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”

The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the water-related resource sector to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Fund invests in companies that derive substantial revenues from activities outside the water-related resource sector, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

Additional Risks of Investing in the Funds	In addition to the risks described above, certain of the Funds are newly or relatively recently formed and therefore have limited or no history for investors to evaluate. Certain Funds have recently changed investment strategies and/or portfolio management personnel, and they would not necessarily have achieved the same performance results if the current strategies had been followed and/or the current personnel had been in place. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

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Underlying Funds

As described under “Principal Investments and Strategies of Each Fund,” certain Funds, including the Target Funds, the Global Allocation Fund, the PerformanceFee Structured US Equity Fund, the PerformanceFee Structured US Fixed Income Fund, the Structured Return Fund and the U.S. Equity Hedged Fund, invest significantly or primarily in Underlying Funds. The Underlying Funds may engage in a broad range of activities. Some of the Underlying Funds invest primarily in equity securities while others invest primarily in fixed income instruments. Some Underlying Funds invest in both equity and fixed income instruments, and many Underlying Funds may invest in derivatives and other instruments. The sub-sections that follow include additional information regarding certain Affiliated Underlying Funds, as well as certain non-affiliated Underlying Funds to which one or more Funds have substantial exposure.

All of the Affiliated Underlying Funds are registered investment companies. The Affiliated Underlying Funds include series of the Trust, Allianz Funds, AllianzGI Institutional Multi-Series Trust, PIMCO Funds and PIMCO ETF Trust. The series of AllianzGI Institutional Multi-Series Trust are privately placed, whereas all other Affiliated Underlying Funds are publicly offered and sold. The Trust, Allianz Funds and AllianzGI Institutional Multi-Series Trust are advised by the Manager. The PIMCO ETF Trust and PIMCO Funds are advised by Pacific Investment Management Company, LLC (“PIMCO”). PIMCO is affiliated with the Manager, and is an indirect subsidiary of Allianz Asset Management of America, L.P. For a more complete description of an Affiliated Underlying Fund, please see the Statement of Additional Information and such Affiliated Underlying Fund’s prospectus or private placement memorandum, as applicable, which are available free of charge by telephoning the Distributor at the numbers below. More complete descriptions of non-affiliated Underlying Funds are available in those funds’ public offering documents, as described below.

Portfolio managers may at times be restricted from trading in shares of an Affiliated Underlying Fund due to a portfolio manager’s possession of certain nonpublic information relating to the Affiliated Underlying Fund. Such a restriction could prevent a portfolio manager from rebalancing or reallocating Fund assets at desired times.

Summary Description of Affiliated Underlying Funds	The following provides a concise description of the investment objectives, main investments and other information about certain Affiliated Underlying Funds to which one or more Funds recently had or may in the future have significant exposure. The information and tables below list the Affiliated Underlying Funds in alphabetical order according to the trust of which each Affiliated Underlying Fund is a series, without regard to the investment strategy the Affiliated Underlying Fund employs. The Funds invest in Institutional Class shares (or a similar share class) of the Affiliated Underlying Funds, which are not subject to any sales charges or 12b-1 fees. For additional discussion of the investments and strategies that may be employed by the Funds and the Affiliated Underlying Funds, see “Principal Investments and Strategies of Each Fund” above or “Characteristics and Risks of Securities and Investment Techniques” below. The Funds may obtain exposure to Affiliated Underlying Funds not included in the below summary. A more complete description of the Affiliated Underlying Funds listed below, as well as information regarding Affiliated Underlying Funds not listed below, may be found in the prospectuses, private placement memoranda and Statements of Additional Information of each applicable Affiliated Underlying Fund, which are available free of charge by calling the numbers below:

Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust:	800-498-5413
PIMCO Funds:	800-927-4648
PIMCO ETF Trust:	888-400-4383

	Allianz Fund	Investment Objective	Fund Focus	Approximate Primary Capitalization Range

Allianz Funds	AllianzGI Emerging Markets Opportunities	Maximum long-term capital appreciation	Emerging market stocks	All capitalizations

	AllianzGI Focused Growth	Long-term capital appreciation	Larger capitalization common stocks	$1 billion or more

	AllianzGI Global Natural Resources	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	All capitalizations

Prospectus	285

	Allianz Fund	Investment Objective	Fund Focus	Approximate Primary Capitalization Range

Allianz Funds	AllianzGI Global Small-Cap	Long-term capital appreciation	Equity securities of smaller capitalization U.S. and non-U.S. issuers	Weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index

	AllianzGI Income & Growth	Total return comprised of current income, current gains and capital appreciation	Combination of common stocks and other equity securities, debt securities and convertible securities	All capitalizations

	AllianzGI Mid-Cap	Long-term capital appreciation	Medium capitalization equity securities	Same as the Russell Midcap Growth Index

	AllianzGI NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued large capitalization common stocks	$5 billion or more

	AllianzGI NFJ Mid-Cap Value	Long-term growth of capital and income	Undervalued medium capitalization common stocks	At least $3 billion and up to the largest company held in the Russell Midcap Index

	AllianzGI NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	Between $100 million and the greater of $4 billion or the capitalization of the largest company in the Russell 2000 Index

	AllianzGI Small-Cap (formerly AllianzGI Small-Cap Blend)	Long-term capital appreciation	Equity securities of smaller and micro capitalization U.S. issuers	Smaller than the largest company in the Russell 2000 Index

Allianz Funds Multi-Strategy Trust	AllianzGI Best Styles Global Equity	Long-term capital appreciation	Global Equity Securities	All capitalizations

	AllianzGI Best Styles International Equity	Long-term capital appreciation	Equity securities of non-U.S. companies	All capitalizations

	AllianzGI Best Styles U.S. Equity	Long-term capital appreciation	U.S. equity securities	All capitalizations

	AllianzGI Convertible	Maximum total return, consisting of capital appreciation and current income	Convertible securities	All capitalizations

	AllianzGI Core Bond	Current income, consistent with minimal fluctuations of principal	Investment grade fixed income securities	N/A

286	Allianz Multi-Strategy Funds

	Allianz Fund	Investment Objective	Fund Focus	Approximate Primary Capitalization Range

Allianz Funds Multi-Strategy Trust	AllianzGI Core Plus Bond	Total return, consisting of current income and capital appreciation	Broad range of fixed income instruments	N/A

	AllianzGI Emerging Markets Debt	Long-term capital appreciation and current income	Debt instruments issued by Emerging Market Sovereign, Emerging Market Quasi-Sovereign or Emerging Market Corporate issuers	N/A

	AllianzGI Emerging Markets Small-Cap	Long-term capital appreciation	Emerging markets small-cap securities	Comparable to those of companies included in the MSCI Emerging Markets Small Cap Index

	AllianzGI Floating Rate Note (formerly AllianzGI Real Estate Debt)	Maximize current income	Floating rate notes	N/A

	AllianzGI Global Dynamic Allocation	Long-term capital appreciation	N/A	N/A

	AllianzGI Global High Yield	Total return with a controlled level of portfolio risk	Higher yielding fixed income securities	N/A

	AllianzGI Green Bond	Total return, through a combination of capital appreciation and current income by investing in Green Bonds	Green Bonds	N/A

	AllianzGI High Yield Bond	High level of current income and capital growth	Higher yielding fixed income securities	N/A

	AllianzGI International Growth	Long-term capital appreciation	Non-U.S. companies with potential for long-term growth	All capitalizations

	AllianzGI International Small-Cap	Maximum long-term capital appreciation	Equity securities of smaller non-U.S. companies	Comparable to companies listed in the MSCI World Small-Cap Index

	AllianzGI NFJ Emerging Markets Value	Long-term capital appreciation	Equity securities of companies domiciled in emerging market countries	Greater than $500 million

	AllianzGI PerformanceFee Managed Futures Strategy	Long-term capital appreciation	Global Equity, Fixed Income and Commodities Securities, Derivatives and Other Asset Classes	All capitalizations

	AllianzGI PerformanceFee Structured US Equity	Total return that exceeds the return of the S&P 500 Index	U.S. equity indices and index options	All capitalizations

Prospectus	287

	Allianz Fund	Investment Objective	Fund Focus	Approximate Primary Capitalization Range

Allianz Funds Multi-Strategy Trust	AllianzGI PerformanceFee Structured US Fixed Income	Total return that exceeds the return of the Bloomberg Barclays U.S. Aggregate Bond Index	U.S. fixed income indices and index options	All capitalizations

	AllianzGI Preferred Securities and Income	Total return consisting of high current income and capital appreciation	Preferred securities and fixed income securities	All capitalizations

	AllianzGI Short Duration High Income	High level of current income with lower volatility than the broader high yield market	High yield bonds and bank loans	N/A

	AllianzGI Short Term Bond	Capital preservation, followed by liquidity and positive total return	Short duration fixed income securities	N/A

	AllianzGI Structured Return	Long-term capital appreciation	Equity index options	Same as the S&P 500 Index

AllianzGI Institutional Multi- Series Trust	AllianzGI Advanced Core Bond	Long-term risk adjusted total net return	Investment-grade fixed income securities	All capitalizations

	AllianzGI Best Styles Global Managed Volatility	Long-term capital appreciation	Global equity securities	All capitalizations

	AllianzGI Global Small-Cap Opportunities	Long-term capital appreciation	Smaller capitalization common stocks of U.S. and non-U.S. companies	MSCI ACWI Small Cap Index

	PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

PIMCO Funds	PIMCO Emerging Markets Full Spectrum Bond	Maximum total return, consistent with prudent investment management.	Fixed income instruments and other investments tied economically to emerging markets	+/– 2 years of its benchmark	Caa to Aaa	20–80% of total assets

	PIMCO Emerging Local Bond	Maximum total return, consistent with preservation of capital and prudent investment management.	Fixed income instruments denominated in currencies of non-U.S. countries	+/– 2 years of its benchmark	Max 15% of total assets below B	≥80% of assets

288	Allianz Multi-Strategy Funds

	PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

PIMCO Funds	PIMCO Emerging Markets Corporate Bond	Maximum total return, consistent with preservation of capital and prudent investment management.	Diversified portfolio of fixed income instruments economically tied to emerging market countries	+/– 2 years of its benchmark	Max 15% of total assets below B	No limitation

	PIMCO Emerging Markets Currency and Short-Term Investments	Maximum total return, consistent with preservation of capital and prudent investment management.	Currencies of, or fixed income instruments denominated in currencies of, emerging market countries and short-term investments	≤ 2 years	Max 15% of total assets below B	≥ 80% of assets

	PIMCO Emerging Markets Bond	Maximum total return, consistent with preservation of capital and prudent investment management.	Emerging market fixed income instruments	+/– 2 years of its benchmark	Max 15% of total assets below B	≥ 80% of assets(4)

	PIMCO Income	Maximize current income. Long-term capital appreciation is a secondary objective.	Broad range of fixed income instruments	0–8 years	Caa to Aaa; max 50% of total assets below Baa(6)	No limitation(7)

	PIMCO Investment Grade Credit Bond	Maximum total return, consistent with preservation of capital and prudent investment management.	Corporate fixed income securities	+/– 2 years of its benchmark	B to Aaa; max 15% of total assets below Baa	0–30% of total assets(3)

	PIMCO Long-Term Credit	Total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management.	Long-term maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; maximum 20% of total assets below Baa	0–30% of total assets(3)

	PIMCO Mortgage-Backed Securities	Maximum total return, consistent with preservation of capital and prudent investment management.	Short and intermediate maturity mortgage-related fixed income instruments	1–7 years	Baa to Aaa; max 10% of total assets below Aaa	0%

Prospectus	289

	PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

PIMCO Funds	PIMCO Mortgage Opportunities and Bond	Maximum long-term return, consistent with prudent investment management.	Mortgage-related assets	(–1) – 8 years	Max 50% of total assets Caa or higher(5)	No limitation

	PIMCO Preferred Capital Securities and Financials	Diversified portfolio of Capital Securities and Financial Securities.	Capital Securities and Financial Securities	+/– 2 years of its benchmark	No Limitation	No Limitation(7)

	PIMCO Senior Floating Rate	A high level of current income, consistent with prudent investment management.	Portfolio of senior secured loans, senior corporate debt and other senior fixed income instruments	+/– 1 year of its benchmark	Max 5% of total assets below Caa	0–20% of total assets(8)

	PIMCO ETF Trust Fund	Investment Objective	Duration	Credit Quality	Non-U.S. Dollar Denominated Securities

PIMCO ETF Trust	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	The Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The ICE BofAML Long US Treasury Principal STRIPS IndexSM.	Closely corresponds to benchmark	U.S. Government	0%

	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	The Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The ICE BofAML 1-5 Year US Inflation-Linked Treasury IndexSM.	N/A	U.S. Government	0%

	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	The Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The ICE BofAML 15+ Year US Inflation-Linked Treasury IndexSM.	N/A	U.S. Government	0%

290	Allianz Multi-Strategy Funds

	PIMCO ETF Trust Fund	Investment Objective	Duration	Credit Quality	Non-U.S. Dollar Denominated Securities

PIMCO ETF Trust	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	The Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The ICE BofAML US Inflation-Linked Treasury IndexSM.	N/A	U.S. Government	0%

	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	The Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The ICE BofAML 0-5 Year US High Yield Constrained IndexSM.	Closely corresponds to benchmark	Below Baa	No Limitation

	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	The Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The ICE BofAML US Corporate IndexSM.	Closely corresponds to benchmark	Baa to Aaa	No Limitation
(1)	As rated by Moody’s, or equivalently rated by S&P’s or Fitch, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.
(2)	Certain Underlying PIMCO Funds may invest beyond these limits in U.S. dollar-denominated instruments of non-U.S. issuers.
(3)	The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
(4)	The percentage limitation relates to Fixed Income Instruments of non-U.S. issuers denominated in any currency.
(5)	Such limitation shall not apply to the Fund’s investments in mortgage- or asset-backed securities.
(6)	Such limitation shall not apply to the Fund’s investments in mortgage- and asset-backed securities.
(7)	The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets.
(8)	The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.

Summary Description of Selected Non- Affiliated Underlying Funds

(i) SPDR® S&P®500 ETF

The PerformanceFee Structured US Equity Fund, the Structured Return Fund and the U.S. Equity Hedged Fund may invest significantly in the SPDR S&P 500 ETF. If you invest in one of these Funds, you may therefore indirectly bear fees and expenses charged by the SPDR S&P 500 ETF, in addition to directly bearing the relevant Fund’s own fees and expenses. In addition, the use of a “fund of funds” structure could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes payable by you.

The SPDR S&P 500 ETF seeks to achieve its investment objective of providing investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index by holding a portfolio of the common stocks that are included in the S&P 500 Index with the weight of each stock substantially corresponding to the weight of such stock in the S&P 500 Index.

For more information on the SPDR S&P 500 ETF, including the risks of investing in the SPDR S&P 500 ETF, please refer to the SPDR S&P 500 ETF’s prospectus and Statement of Additional Information, which are available at www.spdrs.com. You may also access the prospectus, Statement of Additional Information, reports and other information about the SPDR S&P 500 ETF on the EDGAR Database on the SEC’s Web site at www.sec.gov. The above summary is qualified in its entirety by reference to the prospectus and Statement of Additional Information of the SPDR S&P 500 ETF.

Prospectus	291

(ii) Summary Description of the iShares Core S&P 500 ETF

The PerformanceFee Structured US Equity Fund, Structured Return Fund and U.S. Equity Hedged Fund may also invest significantly in the iShares Core S&P 500 ETF. If you invest in one of these Funds, you may therefore indirectly bear fees and expenses charged by the iShares Core S&P 500 ETF, in addition to directly bearing the relevant Fund’s own fees and expenses. In addition, the use of a “fund of funds” structure could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes payable by you.

The iShares Core S&P 500 ETF seeks to track the investment results of the S&P 500 Index by investing in a representative sample of securities that collectively has an investment profile similar to that of the reference index.

For more information on the iShares Core S&P 500 ETF, including the risks of investing in the iShares Core S&P 500 ETF, please refer to the iShares Core S&P 500 ETF’s prospectus and Statement of Additional Information, which are available at www.ishares.com. You may also access the prospectus, Statement of Additional Information, reports and other information about the iShares Core S&P 500 ETF on the EDGAR Database on the SEC’s Web site at www.sec.gov. The above summary is qualified in its entirety by reference to the prospectus and Statement of Additional Information of the iShares Core S&P 500 ETF.

Other Investment Practices of the Underlying Funds	Some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options (including uncovered, or “naked” options) on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in non-U.S. securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. For further information concerning the investment practices of and risks associated with the Affiliated Underlying Funds, please see the Affiliated Underlying Fund summaries included in the Statement of Additional Information. Additional information is also available in the Underlying Funds’ prospectuses, private placement memoranda and Statements of Additional Information, which can be obtained in the manner described above under “Summary Description of Affiliated Underlying Funds” and “Summary Description of Selected Non-Affiliated Underlying Funds”.

292	Allianz Multi-Strategy Funds

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Manager will post each Fund’s portfolio holdings information on the Funds’ website at us.allianzgi.com. The Funds’ website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) calendar days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. Beginning April 30, 2019, this information will be posted on the website approximately thirty (30) calendar days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-PORT for the last month of the Funds’ first or third fiscal quarters with the SEC for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

Prospectus	293

Prior Related Performance Information of Related Funds

A number of the Funds have performance history that is shorter (and in some cases considerably shorter) than the performance history of other accounts and/or funds managed similarly by AllianzGI U.S. and the relevant portfolio management team. The following tables set forth historical performance information for all actual discretionary institutional and other accounts managed by AllianzGI U.S., its predecessor advisers and affiliates that have substantially similar investment objectives, policies, strategies, risks and investment restrictions as the AllianzGI Best Styles Global Equity Fund, AllianzGI Best Styles U.S. Equity Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Global High Yield Fund, AllianzGI Global Sustainability Fund, AllianzGI Green Bond Fund, AllianzGI International Growth Fund, AllianzGI PerformanceFee Managed Futures Strategy Fund, AllianzGI PerformanceFee Structured US Equity Fund and AllianzGI Structured Return Fund. The lead portfolio manager for each of AllianzGI Core Bond Fund and AllianzGI Core Plus Bond Fund previously managed funds at Columbia Management Investment Advisers, LLC with substantially similar objectives, policies and strategies to those Funds. Historical performance information for the Columbia funds is included at the end of the tables below covering AllianzGI U.S.-managed accounts.

The data for each Composite (including all accounts with similar investment objectives, policies and strategies to those of the respective Funds) is provided to illustrate the past performance of AllianzGI U.S. and its predecessor advisers and affiliates in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the above-mentioned Funds. The accounts in the Composites are separate and distinct from the Funds; their performance is not intended as a substitute for the Funds’ performance and should not be considered a prediction of the future performance of a Fund or of AllianzGI U.S. AllianzGI U.S. claims compliance with the Global Investment Performance Standards (“GIPS®”). For GIPS purposes, AllianzGI U.S. is defined and held out to the public as the investment management and advisory services provided by AllianzGI U.S.; excluding (1) administrative and/or sub adviser oversight services, and (2) separately managed account (wrap) services. AllianzGI U.S.’s list of composite descriptions, as well as information regarding its policies for valuing portfolios, calculating performance, and preparing compliant presentations, are available upon request.

The Composites’ performance data shown below was calculated in accordance with recognized industry standards, consistently applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of brokerage commissions and execution costs paid by the discretionary institutional accounts, without provision for federal or state income taxes. “Net of Fees” figures are net of all actual fees and reflect the deduction of investment advisory fees and for certain discretionary institutional accounts managed outside of the United States, may also reflect the deduction of other fees, including, without limitation, custodial fees. The Composites include all actual discretionary institutional accounts managed by AllianzGI U.S., its predecessor advisers and affiliates for at least one full month that have investment objectives, policies, strategies and risks substantially similar to those of the corresponding Funds. The Composites may include both tax-exempt and taxable accounts and all reinvestment of earnings. The Composites’ performance information is calculated on the basis of the returns of underlying accounts expressed in U.S. dollars; to the extent that accounts underlying the Composites are denominated in currencies other than U.S. dollars, the returns of those accounts have been converted to U.S. dollars as of each reference date, prior to factoring those accounts into the Composites’ performance.

Securities transactions are accounted for on trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Monthly returns of the Composites combine the individual accounts’ returns (calculated on a time-weighted rate of return basis that is revalued daily) by asset-weighting each account’s asset value as of the beginning of the month. Annual returns are calculated by geometrically linking (i.e., calculating the product of) the monthly returns. Investors should be aware that the performance information shown below was calculated differently than the methodology mandated by the SEC for registered investment companies.

The discretionary institutional accounts that are included in the Composites may be subject to lower expenses than the Funds and are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that accounts included in the Composites were subject to lower expenses than the Funds, due to lighter regulatory burdens or for other reasons, the performance results for the Composites may have been less favorable had such accounts been subject to the same expenses as the Funds or had they been regulated as investment companies under the federal securities laws.

294	Allianz Multi-Strategy Funds

The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.

Each table below shows the annual total returns for the corresponding Composite, and a broad-based securities market index for periods ended December 31.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Best Styles Global Equity Fund	Year	Best Styles Global All Country Equity Composite (Net of Fees)	Best Styles Global All Country Equity Composite (Gross of Fees)	MSCI All Country World Index
	Since Inception(1)	7.40%	7.77%	6.80%
	Five-Year Return	3.88%	4.23%	4.26%
	Three-Year Return	4.60%	4.97%	6.60%
	2018	-13.35%	-13.03%	-9.42%
	2017	24.76%	25.18%	23.97%
	2016	5.88%	6.25%	7.86%
	2015	-1.42%	-1.11%	-2.36%
	2014	7.22%	7.57%	4.16%
	2013	26.25%	26.80%	22.80%
	2012	15.06%	15.45%	16.13%
	2011	-3.28%	-3.03%	-7.35%
	(1) Composite Inception date: April 1, 2010. Return annualized April 1, 2010 to December 31, 2018.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Best Styles U.S. Equity Fund	Year	Best Styles U.S. Equity Composite (Net of Fees)	Best Styles U.S. Equity Composite (Gross of Fees)	S&P 500 Index
	Since Inception(1)	10.71%	11.01%	11.86%
	Five-Year Return	7.45%	7.70%	8.49%
	Three-Year Return	8.23%	8.48%	9.26%
	2018	-6.33%	-6.11%	-4.38%
	2017	22.86%	23.13%	21.83%
	2016	10.28%	10.53%	11.96%
	2015	-0.98%	-0.72%	1.38%
	2014	13.97%	14.27%	13.69%
	2013	30.98%	31.44%	32.39%
	(1) Composite Inception date: September 1, 2012. Return annualized from September 1, 2012 to December 31, 2018.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Emerging Markets Consumer Fund	Year	Emerging Markets Consumer Composite (Net of Fees)	Emerging Markets Consumer Composite (Gross of Fees)	MSCI Emerging Markets Index
	Since Inception(1)	1.86%	2.55%	0.71%
	Five-Year Return	0.56%	1.31%	1.65%
	Three-Year Return	4.40%	5.19%	9.25%
	2018	-20.52%	-19.90%	-14.58%
	2017	37.22%	38.22%	37.28%
	2016	4.32%	5.13%	11.19%
	2015	-12.90%	-12.18%	-14.92%
	2014	3.74%	4.44%	-2.19%
	(1) Composite Inception date: February 1, 2013. Return annualized from February 1, 2013 to December 31, 2018.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Emerging Markets Small-Cap Fund	Year	Emerging Markets Small Cap Composite (Net of Fees)	Emerging Markets Small Cap Composite (Gross of Fees)	MSCI Emerging Markets Small Cap Index
	Since Inception(1)	7.71%	8.47%	1.73%
	Five-Year Return	5.39%	6.22%	0.95%
	Three-Year Return	6.42%	7.22%	3.68%
	2018	-14.61%	-14.06%	-18.59%
	2017	33.42%	34.43%	33.84%
	2016	5.79%	6.70%	2.28%
	2015	-1.47%	-1.04%	-6.85%
	2014	10.83%	10.83%	1.01%
	(1) Composite Inception date: July 1, 2013. Return annualized from July 1, 2013 to December 31, 2018.

Prospectus	295

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Global High Yield Fund	Year	High Yield Composite (Net of Fees)	High Yield Composite (Gross of Fees)	BofA Merrill Lynch Global High Yield Constrained Index
	Since Inception(1)	11.44%	11.99%	11.36%
	Five-Year Return	4.29%	4.84%	4.34%
	Three-Year Return	6.76%	7.31%	7.18%
	2018	-2.59%	-2.04%	-1.88%
	2017	7.80%	8.35%	7.99%
	2016	15.87%	16.42%	16.21%
	2015	-1.37%	-0.82%	-2.03%
	2014	2.80%	3.35%	2.53%
	2013	9.28%	9.83%	7.10%
	2012	18.88%	19.43%	18.89%
	2011	2.41%	2.96%	3.16%
	2010	16.05%	16.60%	15.26%
	(1) Composite Inception date: April 1, 2009. Return annualized from April 1, 2009 to December 31, 2018.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Global Sustainability Fund	Year	Global Equity Sustainability Composite (Net of Fees)	Global Equity Sustainability Composite (Gross of Fees)	MSCI All Country World Index	Dow Jones Sustainability World Total Return Index
	Since Inception(1)	4.18%	4.86%	4.43%	3.82%
	Ten-Year Return	9.60%	10.41%	9.46%	8.57%
	Five-Year Return	4.34%	4.94%	4.26%	3.83%
	Three-Year Return	6.37%	7.07%	6.60%	7.68%
	2018	-8.01%	-7.36%	-9.42%	-8.64%
	2017	25.45%	26.28%	23.97%	27.17%
	2016	4.28%	4.93%	7.86%	7.48%
	2015	2.21%	2.57%	-2.36%	-4.40%
	2014	0.54%	1.09%	4.16%	1.11%
	2013	27.23%	28.52%	22.80%	22.23%
	2012	17.33%	18.52%	16.13%	15.51%
	2011	-8.42%	-7.57%	-7.35%	-7.88%
	2010	9.83%	10.96%	12.67%	6.52%
	2009	34.64%	35.41%	34.63%	36.06%
	2008	-45.02%	-44.63%	-42.19%	-42.98%
	2007	16.97%	17.61%	11.66%	11.67%
	2006	21.57%	22.44%	20.95%	24.08%
	2005	13.72%	14.37%	10.84%	9.12%
	2004	12.78%	13.30%	15.23%	12.83%
	2003	28.37%	29.29%	33.99%	36.41%
	2002	-22.81%	-22.14%	-19.32%	-21.26%
	2001	-26.34%	-26.07%	-16.21%	-15.54%
	2000	-14.38%	-14.11%	-14.20%	-16.90%
	(1) Composite Inception date: January 31, 1999. Return annualized from January 31, 1999 to December 31, 2018.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Green Bond Fund		AllianzGI Global Green Bonds Composite*				ICE BofAML Green Bond Index EUR Hedged in EUR	ICE BofAML Green Bond Index EUR Hedged in USD
		Euro		US Dollar Imputed Performance
		(Net of Fees)	(Gross of Fees)	(Net of Fees)	(Gross of Fees)
	Since Inception(1)	0.91%	1.53%	2.34%	2.97%	0.95%	2.39%
	Three-Year	1.19%	1.81%	2.66%	3.29%	1.22%	2.69%
	2018	-1.31%	-0.70%	0.90%	1.52%	-0.71%	1.52%
	* The Composite currently consists of one related account. (1) Composite inception date: December 1, 2015. Return annualized from December 1, 2015 to December 31, 2018.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI International Growth Fund	Year	International Growth Equity Composite (Net of Fees)	International Growth Equity Composite (Gross of Fees)	MSCI ACWI ex. USA Index	MSCI ACWI ex. USA Growth Index
	Since Inception(1)	5.25%	6.13%	1.93%	2.75%
	Five-Year Return	4.06%	5.01%	0.68%	1.69%
	Three-Year Return	5.35%	6.56%	4.48%	4.19%
	2018	-14.64%	-13.77%	-14.20%	-14.43%
	2017	38.15%	39.82%	27.19%	32.01%
	2016	-0.83%	0.37%	4.50%	0.12%
	2015	4.90%	4.94%	-5.66%	-1.25%
	2014	0.31%	0.57%	-3.87%	-2.65%
	(1) Composite inception date: May 1, 2013. Return annualized from May 1, 2013 to December 31, 2018.

296	Allianz Multi-Strategy Funds

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI PerformanceFee Managed Futures Strategy Fund	Year	Multi Asset Long/Short Composite (Net of Fees)	Multi Asset Long/Short Composite (Gross of Fees)	ICE BofAML 3-Month U.S. T-Bill Index
	Since Inception(1)	3.11%	3.87%	1.02%
	Five-Year Return	—	—	0.63%
	Three-Year Return	3.11%	3.87%	1.02%
	2018	-3.89%*	-3.41%*	1.87%
	2017	11.16%	11.73%	0.86%
	2016	3.70%	3.85%	0.33%

(1) Composite Inception date: January 1, 2016. Return annualized from January 1, 2016 through December 31, 2018.

*   Returns shown are preliminary data. Final return information was not available as of the date of this Prospectus.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI PerformanceFee Structured US Equity Fund	Year	Structured Alpha U.S. Equity 250 Composite (Net of Fees)	Structured Alpha U.S. Equity 250 Composite (Gross of Fees)	S&P 500 Index
	Since Inception(1)	9.84%	10.66%	7.78%
	Ten-Year Return	16.33%	17.70%	13.12%
	Five-Year Return	10.39%	11.22%	8.49%
	Three-Year Return	10.54%	11.13%	9.26%
	2018	-5.33%	-5.64%	-4.38%
	2017	24.25%	25.30%	21.83%
	2016	14.82%	16.07%	11.96%
	2015	3.98%	5.09%	1.38%
	2014	16.71%	17.98%	13.69%
	2013	36.46%	38.26%	32.39%
	2012	19.43%	20.92%	16.00%
	2011	1.93%	1.63%	2.11%
	2010	19.49%	21.30%	15.06%
	2009	39.57%	45.50%	26.46%
	2008	-42.38%	-44.79%	-37.00%
	2007	8.68%	10.06%	5.49%
	2006	19.54%	21.20%	15.79%
	(1) Composite Inception date: September 1, 2005. Return annualized from September 1, 2005 to December 31, 2018

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Structured Return Fund	Year	Structured Return Composite (Net of Fees)	Structured Return Composite (Gross of Fees)	ICE BofAML 3-Month U.S. Treasury Bill Index
	Since Inception(1)	3.59%	4.21%	0.46%
	Ten-Year Return	5.25%	5.89%	0.37%
	Five-Year Return	3.72%	4.48%	0.63%
	Three-Year Return	2.94%	3.81%	1.02%
	2018	-0.48%	0.37%	1.87%
	2017	5.39%	6.28%	0.86%
	2016	4.01%	4.87%	0.33%
	2015	4.75%	5.38%	0.05%
	2014	5.09%	5.60%	0.03%
	2013	7.27%	7.79%	0.07%
	2012	6.99%	7.52%	0.11%
	2011	5.01%	5.52%	0.10%
	2010	4.86%	5.37%	0.13%
	2009	9.91%	10.45%	0.21%
	(1) Composite Inception date April 1, 2008. Return annualized from April 1, 2008 to December 31, 2018.

AllianzGI U.S.’s Prior Performance of a Similar Account Relating to the AllianzGI Core Bond Fund	Year		Columbia Bond Fund	Bloomberg Barclays U.S. Aggregate Bond Index
	2017		1.35%	0.90%
	2016		5.61%	4.37%
	2015		1.37%	1.96%
	2014		3.83%	4.14%
	2013		-2.37%	-1.08%
	2012		7.08%	5.25%

Prospectus	297

Prior related performance information of a fund similar to AllianzGI Core Bond Fund. Prior to joining AllianzGI U.S., Mr. Pappo was Lead Portfolio Manager of the Columbia Bond Fund from January 2011 through November 10, 2017, as he is for AllianzGI Core Bond Fund. As Lead Portfolio Manager of the Columbia Bond Fund, Mr. Pappo had full discretionary authority over the selection of investments for, and was primarily responsible for the day-to-day management of, that fund. Mr. Pappo managed the Columbia Bond Fund with substantially similar objectives, policies and strategies to those of the AllianzGI Core Bond Fund. The table above shows the average annual total returns (%) of Class Z shares of the Columbia Bond Fund for the one-year periods ended October 31 compared with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, as reported in the Columbia Bond Fund’s certified semi-annual shareholder reports.

	All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on distributions or on the redemption of shares. Performance results reflect the effect of any fee waivers or reimbursements of expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All returns shown are net of all fees charged to shareholders. As disclosed in its prospectus dated September 1, 2017, Class Z of the Columbia Bond Fund had total annual fund operating expenses after fee waivers and/or expense reimbursements of 0.61% of average daily net assets. The total annual fund operating expenses after expense reductions of the Institutional Class, Class R6 and Class P shares of the AllianzGI Core Bond Fund are 0.25%, 0.20% and 0.30% of average daily net assets, respectively.

AllianzGI U.S.’s Prior Performance of a Similar Account Relating to the AllianzGI Core Plus Bond Fund	Year	Columbia Total Return Bond Fund(1)	Bloomberg Barclays U.S. Aggregate Bond Index
	2017	1.80%	0.90%
	2016	5.93%	4.37%
	2015	1.51%	1.96%
	2014	4.26%	4.14%
	2013	-1.51%	-1.08%
	2012	8.10%	5.25%
	2011(2)	4.42%	5.26%
	2010	10.78%	8.16%
	2009	16.01%	10.56%
	2008	-3.65%	3.65%
	2007	4.45%	5.14%
	2006	3.76%	3.67%

(1) Effective February 19, 2016, the fund changed its name from Columbia Intermediate Bond Fund to Columbia Total Return Bond Fund.

(2) In 2012, the Board of Trustees of the fund approved the change of the fund’s fiscal year from March 31 to April 30. Results shown for the years ending in 2011 and the years prior are for the one-year periods ended September 30.

Prior related performance information of a fund similar to AllianzGI Core Plus Bond Fund. Prior to joining AllianzGI U.S., Mr. Pappo was Lead Portfolio Manager of the Columbia Total Return Bond Fund from March 2005 through November 10, 2017, as he is for AllianzGI Core Plus Bond Fund. As Lead Portfolio Manager of the Columbia Total Return Bond Fund, Mr. Pappo had full discretionary authority over the selection of investments for, and was primarily responsible for the day-to-day management of, that fund. Mr. Pappo managed the Columbia Total Return Bond Fund with substantially similar objectives, policies and strategies to those of the AllianzGI Core Plus Bond Fund. The table above shows the average annual total returns (%) of Class Z shares of the Columbia Total Return Bond Fund for the one-year periods ended October 31, or, for the years 2011 and prior, the one-year periods ended September 30, compared with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, as reported in the Columbia Total Return Bond Fund’s certified semi-annual shareholder reports.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on distributions or on the redemption of shares. Performance results reflect the effect of any fee waivers or reimbursements of expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All returns shown are net of all fees charged to shareholders. As disclosed in its prospectus dated September 1, 2017, Class Z of the Columbia Total Return Bond Fund had total annual fund operating expenses after fee waivers and/or expense reimbursements of 0.61% of average daily net assets. The total annual fund operating expenses after expense reductions of the Institutional Class, Class R6 and Class P shares of the AllianzGI Core Plus Bond Fund are 0.30%, 0.25% and 0.35% of average daily net assets, respectively.

298	Allianz Multi-Strategy Funds

Management of the Funds

Investment Manager	Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) serves as the investment manager for all of the Funds. In this capacity, the Manager provides investment advisory and certain administrative services to all Funds, and has special arrangements to provide or procure essentially all administrative services required by the Target Funds (defined below) as described under “Management of the Funds.” Subject to the supervision of the Trust’s Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

With respect to the Funds listed below, the Manager has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Board of Trustees. The following provides summary information about the Manager, including the Funds it directly manages.

Investment Manager	Allianz Multi-Strategy Fund(s)

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

600 West Broadway

San Diego, CA 92101

2100 Ross Avenue, Suite 700

Dallas, TX 75201

555 Mission Street, Suite 1700

San Francisco, CA 94105

221 Brickell Avenue, Suite 900

Miami, FL 33131

125 High Street

Boston, MA 02110

100 Northfield Street

Greenwich, CT 06830

55 Greens Farms Road

Westport, CT 06896

AllianzGI Best Styles Global Equity, AllianzGI Best Styles International Equity, AllianzGI Best Styles U.S. Equity, AllianzGI Convertible, AllianzGI Core Bond, AllianzGI Core Plus Bond, AllianzGI Emerging Markets Consumer, AllianzGI Emerging Markets Debt, AllianzGI Emerging Markets Small-Cap, AllianzGI Floating Rate Note Fund, AllianzGI Global Allocation, AllianzGI Global Dynamic Allocation, AllianzGI Global High Yield, AllianzGI Global Sustainability, AllianzGI Global Water, AllianzGI Green Bond Fund, AllianzGI High Yield Bond, AllianzGI International Growth, AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI Multi Asset Income, AllianzGI NFJ Emerging Markets Value, AllianzGI PerformanceFee Managed Futures Strategy, AllianzGI PerformanceFee Structured US Equity, AllianzGI PerformanceFee Structured US Fixed Income, AllianzGI Preferred Securities and Income, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055, AllianzGI Short Duration High Income, AllianzGI Short Term Bond Fund, AllianzGI Structured Return, AllianzGI Ultra Micro Cap, AllianzGI U.S. Equity Hedged Funds

The Manager is located at 1633 Broadway, New York, New York 10019. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of December 31, 2018, the Manager had approximately $113.2 billion in assets under management.

Prior to July 1, 2017, the Manager had retained NFJ Investment Group LLC (“NFJ”), an affiliated investment management firm, to manage certain Funds’ investments. As of July 1, 2017, NFJ merged with the Manager, AllianzGI U.S. Following the merger, the Manager has assumed all responsibilities to the Funds which had been previously delegated to NFJ.

The Manager may retain both non-affiliates and affiliates to provide various administrative and other services required by the Funds.

In addition to the advisory-related services noted above, AllianzGI U.S. also provides administration and legal/compliance oversight services, as well as global client service, marketing and sales support.

AllianzGI PerformanceFee Managed Futures Strategy Fund may gain exposure to commodity markets by investing in the Subsidiary, AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd. The assets of the Subsidiary are managed by the Manager pursuant to an investment management agreement between the Subsidiary and the Manager.

Prospectus	299

The following provides additional information about the individual portfolio manager(s) who are either individually or jointly and primarily responsible for managing the Funds’ investments. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage. Employees of AllianzGI U.S. affiliates outside the US participate in the management of certain Funds as “associated persons” of AllianzGI U.S. under the firm’s compliance oversight, in accordance with SEC guidance as to so-called “participating affiliate” arrangements. These associated persons may, on behalf of AllianzGI U.S., provide discretionary investment management services, research and related services to the Funds.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Best Styles Global Equity Fund	Klaus Teloeken (Lead)	2013 (Inception)	Mr. Teloeken, Ph.D., is Co-CIO Systematic Equity with Allianz Global Investors, which he joined in 1996. He is responsible for the Systematic Equity team’s development and the management of active investment strategies. Mr. Teloeken was previously a quantitative analyst for the firm. He has 21 years of investment-industry experience. Mr. Teloeken studied mathematics and computer science, and has a master’s degree and a doctorate from the University of Dortmund, Germany.

	Rohit Ramesh	2016	Mr. Ramesh is a portfolio manager and a director with Allianz Global Investors, which he joined in 2007. He is a member of the Systematic Equity team and manages Best Styles Global mandates. Mr. Ramesh was previously a member of the firm’s Asia Pacific team, focusing on emerging-market companies, and also managed the Best Styles Emerging Markets Equity mandates. He has 11 years of investment-industry experience. Before joining the firm, he worked at DaimlerChrysler Asia Pacific in Singapore as an emerging-markets analyst. Mr. Ramesh has a bachelor’s degree in finance and accounting from the University of Bombay, India; a master’s degree in economics and management from the National University of Singapore; and a master’s degree in economics and public policy from the University of Pune, India.

	Michael Heldmann, CFA	2014	Mr. Heldmann is a senior portfolio manager, a director and Head of Best Styles North America with Allianz Global Investors, which he joined in 2007. He is responsible for developing the Best Styles US Equity team while building on its research capabilities. Mr. Heldmann previously managed Best Styles Emerging Markets and Best Styles Europe Equity products. He has 10 years of investment-industry experience. Before joining the firm, Mr. Heldmann worked for the international laboratory CERN in Geneva, Switzerland, as a particle physics researcher. He has a master’s degree in physics from the University of Mainz, Germany, and a Ph.D. from the University of Freiburg, Germany. Mr. Heldmann is a CFA charterholder.

AllianzGI Best Styles International Equity Fund	Michael Heldmann, CFA, (Lead)	2014 (Inception)	See above.

	Rohit Ramesh	2016	See above.

AllianzGI Best Styles U.S. Equity Fund	Michael Heldmann, CFA (Lead)	2015	See above.

	Rohit Ramesh	2016	See above.

AllianzGI Convertible Fund	Douglas G. Forsyth, CFA	1994*	Mr. Forsyth, CFA, is a portfolio manager, a managing director and CIO US Income & Growth Strategies with Allianz Global Investors, which he joined in 1994. He is the head of the Income and Growth Strategies team. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has 27 years of investment industry experience. Mr. Forsyth was previously an analyst at AEGON USA. He has a B.B.A. from The University of Iowa.

	Justin Kass, CFA	2003*	Mr. Kass is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. In 2003, Mr. Kass was promoted to portfolio management and began handling day-to-day portfolio manager responsibilities for the firm’s US Convertible strategy in 2005. He is also a lead portfolio manager for the firm’s Income and Growth strategy since its inception in 2007. In addition to management responsibility for institutional clients, Mr. Kass is responsible for managing multiple closed-end and open-end mutual funds. Previous to joining the firm, Mr. Kass interned on the Income and Growth Strategies team, adding significant depth to its proprietary Upgrade Alert Model. He has 21 years of investment industry experience. Mr. Kass has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA charterholder.

AllianzGI Core Bond Fund	Carl W. Pappo, Jr., CFA (Lead)	2018 (Inception)	Mr. Pappo is CIO US Fixed Income with Allianz Global Investors, which he joined in 2017. As the leader of the US Fixed Income team, his responsibilities include chairing the core strategy team (which sets portfolio risk allocations) and acting as lead portfolio manager for a number of strategies. He is also a member of the firm’s US Executive Committee. Mr. Pappo has 26 years of investment industry experience. Mr. Pappo previously worked at Columbia Threadneedle Investments, where he was head of the core fixed-income team; earlier at the firm, he led the credit team and the investment grade research team. Before that, Mr. Pappo worked at Fleet Investment Advisors where he managed taxable fixed-income funds and institutional portfolios. He began his career as a corporate bond trader. Mr. Pappo has a B.S. in accounting from Babson College. He is a CFA charterholder.

300	Allianz Multi-Strategy Funds

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
	Stephen J. Sheehan, CFA	2018 (Inception)	Mr. Sheehan is a portfolio manager and a vice president with Allianz Global Investors, which he joined in 2017. As a member of the US Fixed Income team and a credit sector specialist, his responsibilities include portfolio management, corporate credit research and trading. Mr. Sheehan has eight years of investment-industry experience. He previously worked at Columbia Threadneedle Investments, where he had portfolio management, research and trading roles; during this time he managed a range of intermediate and long-term fixed-income portfolios. Mr. Sheehan has an A.B. in economics from Harvard College. He is a CFA charterholder.

	Michael W. Zazzarino	2018 (Inception)	Mr. Zazzarino is a senior portfolio manager and a director with Allianz Global Investors, which he joined in 2017. As a member of the US Fixed Income team and a structured specialist, his responsibilities include portfolio management, structured research and trading. Mr. Zazzarino has 29 years of investment-industry experience. He was previously a portfolio manager at Columbia Threadneedle Investments; he was also lead strategist of structured products for the core fixed-income team at the firm. Before that, Mr. Zazzarino was a senior portfolio manager at US Trust, and a portfolio manager, analyst and trader at both Brown Brothers Harriman and Eastbridge Capital. He has a B.S. in mechanical engineering from Lafayette College and an M.B.A. in finance from Columbia Business School.

AllianzGI Core Plus Bond Fund	Carl W. Pappo, Jr., CFA (Lead)	2018 (Inception)	See above.

	Stephen J. Sheehan, CFA	2018 (Inception)	See above.

	Michael W. Zazzarino	2018 (Inception)	See above.

AllianzGI Emerging Markets Consumer Fund	Kunal Ghosh	2014 (Inception)	Mr. Ghosh is a lead portfolio manager and a managing director with Allianz Global Investors, which he joined in 2006. He is head of the Systematic team and has 15 years of investment-industry experience. Mr. Ghosh was previously a research associate and portfolio manager for Barclays Global Investors, and a quantitative analyst for the Cayuga Hedge Fund. He has a B.Tech. from the Indian Institute of Technology, an M.S. in material engineering from the University of British Columbia and an M.B.A. from Cornell University.

	Lu Yu, CFA, CIPM	2014 (Inception)	Ms. Yu, CFA, CIPM, is a portfolio manager and a director with Allianz Global Investors, which she joined in 2003. She has portfolio-management and research responsibilities for the Systematic team. Ms. Yu has 16 years of investment-industry experience. She was previously a risk analyst for Provident Advisors LLC. Ms. Yu has a B.S. from Nanjing University, China, and an M.S. from the University of Southern California and the National University of Singapore.

AllianzGI Emerging Markets Debt Fund	Richard House (Lead)	2018	Mr. House is CIO Emerging Market Debt for AllianzGI. He joined the firm in June 2018 with over 24 years of experience within the asset class. Previously, Mr. House was Head of Emerging Market Debt at Standard Life Investments from 2012-2017, and held the same role at Threadneedle Asset Management for 5 years before that. Earlier in his career, he worked for 8 years as an EMD portfolio manager for HSBC based in Geneva, and for 3 years as an EMD trader at Wadhwani Asset Management. He began his career in 1994 as an emerging markets economist with Lombard Odier Asset Management. Mr. House holds a BSc in Economics from the University of Sunderland, London and an MSc in Finance and Economics from York University, Toronto.

AllianzGI Emerging Markets Small-Cap Fund	Kunal Ghosh	2014 (Inception)	See above.

	Lu Yu, CFA, CIPM	2014 (Inception)	See above.

AllianzGI Floating Rate Note Fund	Malie Conway (Co-Lead)	2018 (Inception)	Ms. Conway is CIO Global Fixed Income with Allianz Global Investors; she joined the firm in 2016 following the acquisition and integration of Rogge Global Partners, which she joined in 1998. She is a member of the firm’s European Executive Committee, chairs the Investment Committee for the Global Fixed Income team, and is responsible for the overall risk budget and sector allocations. Ms. Conway has more than 30 years of investment-industry experience. While at Rogge Global Partners, she was responsible for launching and managing the global credit portfolios. Ms. Conway was previously a member of the senior portfolio management team at Rothschild & Co. responsible for global, US and short-term mandates; before that, she was a portfolio manager at J.P. Morgan responsible for global, US and short-term mandates. Ms. Conway has a B.A. with honors in finance and marketing from London South Bank University.

	Daniel Delaney, CFA	2019	Mr. Delaney is a portfolio manager with Allianz Global Investors; he joined the firm in 2016 following the acquisition and integration of Rogge Global Partners, which he joined in 2006. Mr. Delaney is a portfolio manager for the global investment grade strategy. He has 15 years of investment-industry experience. While working at Rogge Global Partners, Mr. Delaney had research and trading responsibilities. He previously worked at BlueCrest Capital Management. Mr. Delaney has a B.A. with honors in business economics from University of Exeter. He is a CFA charterholder.

Prospectus	301

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
	Jonathan Yip, CFA (Co-Lead)	2018 (Inception)	Mr. Yip is a director and Head of Global Investment Grade Credit with Allianz Global Investors; he joined the firm in 2016 following the acquisition and integration of Rogge Global Partners, which he joined in 2011. Mr. Yip is responsible for overseeing the global investment grade, financial and securitized credit strategies. He has 20 years of investment-industry experience. While working at Rogge Global Partners, Mr. Yip was a senior partner and global investment grade portfolio manager, and prior to that he was a credit analyst covering financials. Before that, he held roles as both a credit portfolio manager focusing on investment grade, high yield, and emerging market strategies, and a credit analyst covering financials and industrials at PIMCO. Mr. Yip has a B.S. in finance from San Diego State University, and an M.B.A. with a concentration in analytical finance and economics from The University of Chicago Booth School of Business. He is a CFA charterholder.

AllianzGI Global Allocation Fund	Giorgio Carlino, CFA (Lead)	2015	Mr. Carlino, CFA, is a portfolio manager, a managing director and Global CIO Multi Asset US with Allianz Global Investors, which he joined in 2001. He was previously a private-client portfolio manager, responsible for multi-manager selection. Mr. Carlino has 18 years of investment-industry experience. Before joining the firm, he worked in fund management at Commerzbank AM. Mr. Carlino has a degree in economics and finance from La Sapienza University in Rome, and a master’s degree in portfolio management and asset allocation from the University of Bologna, Department of Statistics.

	Paul Pietranico, CFA**	2009	Mr. Pietranico is a portfolio manager and a director with Allianz Global Investors, which he joined in 2005. As a member of the Multi Asset US team, he is a portfolio manager for the target-date portfolios, as well as for other asset-allocation portfolios, including 529 college-savings plans. Mr. Pietranico has 23 years of investment-industry experience. He previously worked at Charles Schwab & Co., focusing on research related to portfolio simulation, optimization and construction; asset allocation; retirement planning; and investment-manager due diligence. Mr. Pietranico has a B.S. in physics, an M.A. in philosophy of science, and an M.S. in engineering economic systems and operations research from Stanford University. He is a CFA charterholder.

	Rahul Malhotra	2013	Mr. Malhotra, Ph.D., is a portfolio manager and a director with Allianz Global Investors, which he joined in 2012. As a member of the Multi Asset US team, he is responsible for quantitative research and development. Mr. Malhotra has 10 years of investment-industry experience. He has a B.S. in physics from the California Institute of Technology and a Ph.D. in theoretical particle physics from the University of Texas at Austin.

	Heather Bergman	2017	Ms. Bergman is a portfolio manager and a vice president with Allianz Global Investors, which she joined in 2011. As a member of the Multi Asset US team, she manages the investment functions around the 529 portfolios, including monitoring the portfolios and the underlying managers driving the portfolio-update process. She has 13 years of investment industry experience. Ms. Bergman previously taught at UCLA. Before that, she was an analyst at a global hedge fund. Ms. Bergman has a B.A. from Georgetown University, an M.A. from Columbia University and a Ph.D. in political economy from the University of California, Los Angeles.

	Huy Thanh Vo, Ph.D., CFA	2017	Huy Thanh Vo is a portfolio manager and a director with Allianz Global Investors, which he joined in 2009. As a member of the Multi Asset US team, he is responsible for active allocation funds and liquid alternatives. Mr. Vo has nine years of investment industry experience. He was previously a research assistant for the chair for investment, portfolio management and pension finance at J. W. Goethe University, Frankfurt. Mr. Vo has a master’s degree in money and finance, and a Ph.D. in finance from J.W. Goethe University. He is a CFA charterholder.

AllianzGI Global Dynamic Allocation Fund	Claudio Marsala (Lead)	2015	Mr. Marsala is a portfolio manager and a director with Allianz Global Investors, which he joined in 2001. As the head of the Multi Asset Total Return and Alternatives team, he manages multi asset mandates for retail and institutional clients. Mr. Marsala previously led the quantitative efforts of the firm’s Multi Asset team in Italy. Before that, he worked in risk management. He has 17 years of investment industry experience. Mr. Marsala has a degree in economics and financial markets from the University of Pisa in Italy and a master’s degree in quantitative finance from the University of Turin.

	Giorgio Carlino, CFA	2015	See above.

	Paul Pietranico, CFA	2016	See above.

	Michael Heldmann, CFA	2016	See above.

	Fabian Lutzenberger, Ph.D., CFA	2018	Mr. Lutzenberger is a portfolio manager with Allianz Global Investors, which he joined in 2015. As a member of the Advanced Fixed Income team, he covers global interest rate curves and spreads; he also conducts quantitative research and develops financial models used in the asset-allocation process. Mr. Lutzenberger has seven years of investment-industry experience. He previously worked at Research Center Finance & Information Management at the University of Augsburg, University of Bayreuth, Germany. Mr. Lutzenberger has a B.Sc. in business administration, a Diplom-Kaufmann and a doctoral degree in natural sciences (Dr. rer. nat.) from University of Augsburg, Germany. He is a CFA charterholder.

302	Allianz Multi-Strategy Funds

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
	Matthias Grein, Ph.D., CFA	2018	Mr. Grein is a portfolio manager and a vice president with Allianz Global Investors, which he joined in 2013. As a member of the Advanced Fixed Income team, his coverage is primarily focused on European sovereign debt; he also conducts economic research and develops macroeconomic models used in the asset-allocation process. Mr. Grein has 11 years of investment-industry experience. He was previously an equity risk manager at Dresdner Kleinwort, London, and an economic researcher at the European Central Bank, Financial Stability Division. Mr. Grein has a degree (Diplom Wirtschaftsmathematik) in mathematical economics from University of Karlsruhe, a master’s degree in economics from the University of Edinburgh and a Ph.D. in economics from University of Cambridge. He is a CFA charterholder.

AllianzGI Global High Yield Fund	David Newman	2017 (Inception)	Mr. Newman is a managing director and Head of Global High Yield with Allianz Global Investors; he joined the firm in 2016 following the acquisition and integration of Rogge Global Partners, which he joined in 2009. Mr. Newman is responsible for overseeing the global high yield and multi-asset credit strategies. He has 29 years of investment-industry experience. While working at Rogge Global Partners, Mr. Newman was Head of Global High Yield; before that, he held various senior credit market, research and trading roles at Citigroup, UBS and Hambros Bank. Mr. Newman has a B.A. with honors in geography from University College London and an M.B.A. from Cass Business School, City, University of London. He holds the Financial Conduct Authority CF 30 license and the Associate of the Chartered Institute of Bankers designation.

	Frits Lieuw-Kie-Song	2018	Mr. Lieuw-Kie-Song is a portfolio manager and a director with Allianz Global Investors; he joined the firm in 2016 following the acquisition and integration of Rogge Global Partners, which he joined in 2014. He has portfolio management and credit research responsibilities for the high-yield strategies. Mr. Lieuw-Kie-Song has more than 30 years of investment-industry experience. He was previously a high-yield co-portfolio manager at Channel Capital Advisors. Before that, Mr. Lieuw-Kie-Song worked at Britton Hill Capital, LKS Capital, SGS Asset Management, Nomura and Yamaichi. He has a B.Sc. from the London School of Economics.

AllianzGI Global Sustainability Fund	Paul Schofield	2014 (Inception)	Mr. Schofield is a portfolio manager and a director with Allianz Global Investors, which he joined in 1998. As a member of the Global Equities team, he manages the Global Sustainability strategy and provides support for the lead portfolio manager of the Global High Alpha strategy. In addition, Mr. Schofield is responsible for managing high-alpha mandates, including the Kokusai strategy, to customized benchmarks. Mr. Schofield has 21 years of investment-industry experience.

	Jeremy Kent, CFA	2014 (Inception)	Mr. Kent is a portfolio manager and a vice president with Allianz Global Investors, which he joined in 2008. As a member of the Global Equities team, he manages the Global Sustainability strategy. Mr. Kent was previously an industrial sector analyst working with the Global ESG Research team. He has nine years of investment-industry experience. Before joining the firm, Mr. Kent founded and operated a small business. He has a B.A. in entrepreneurial management from California State University and an M.B.A. from Imperial College Business School, Imperial College London. Mr. Kent is a CFA charterholder and holds the IMC designation.

AllianzGI Global Water Fund	Andreas Fruschki, CFA (Lead)	2008 (Inception)	Mr. Fruschki, CFA, is the lead portfolio manager and Director of Equity Research – Europe with Allianz Global Investors, which he joined in 2005. He has 13 years of investment-industry experience. Mr. Fruschki previously held various legal positions in Berlin and also worked as a consultant in the corporate-finance practice at PricewaterhouseCoopers in Hamburg, Germany. He has an M.B.A., focused on investment management, from the University of Western Sydney. Mr. Fruschki also has a law degree from Humboldt University, Berlin, and passed his judicial bar exam in 2004.

	Alina Donets, CFA	2018	Ms. Donets is a portfolio manager, a research analyst and a vice president with Allianz Global Investors, which she joined in 2017. She co-manages the Global Water strategy; as a member of the Equity Research team, she covers the industrials sector. Ms. Donets has six years of investment industry experience. Ms. Donets previously worked as a portfolio manager at Bank Audi. Before that, she worked as an investment manager on thematic funds at Pictet Asset Management. Ms. Donets has a B.Sc. with honors in business studies from Cass Business School (London), and an M.Sc. with honors in International business from HEC (France). She is a CFA charterholder.

AllianzGI Green Bond Fund	Julien Bras (Lead)	2018 (Inception)	Mr. Bras is a fixed income portfolio manager with Allianz Global Investors, which he joined in 2005. As a member of the corporate credit team, he is responsible for managing fixed income portfolios with a specific focus on responsible investment strategies. Mr. Bras was previously an ESG analyst with Allianz Global Investors for five years and was in charge of covering the banking sector, as well as non-corporate issuers, including sovereigns, agencies and supranationals. Before that, he was a budget controller with the firm. He has 13 years of investment industry experience. Mr. Bras has a master’s degree from Skema Business School, France.

	Herve Dejonghe, CFA	2018 (Inception)	Mr. Dejonghe, CFA, is a fixed income portfolio manager, analyst and director with Allianz Global Investors, which he joined in 2011. He has 18 years of investment industry experience. Prior to joining Allianz Global Investors, Mr. Dejonghe was a fixed income fund manager at Candriam (ex Dexia AM) for six years, as well as a credit and counterparty risk analyst at Caylon Americas for two years in New York. Mr. Dejonghe holds a master’s degree in Finance from the Université Paris Dauphine and a master’s degree in Mathematics from the Université Paris VI Jussieu. He is a CFA charterholder.

Prospectus	303

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI High Yield Bond Fund	Douglas G. Forsyth, CFA	1996* (Inception)	See above.

	William L. Stickney	1999*	Mr. Stickney is a portfolio manager and a managing director with Allianz Global Investors, which he joined in 1999. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. Mr. Stickney has been a portfolio manager for the firm’s US High Yield Bond strategy since 1999 and a lead portfolio manager for the team’s leveraged loan strategies, including collateralized loan obligation (CLO) portfolios since 2006. In addition, he is responsible for managing multiple closed-end and open-end mutual funds. He has 30 years of investment industry experience. Mr. Stickney was previously a vice president of institutional fixed-income sales with ABN AMRO, Inc., where his primary focus was on high yield corporate securities. He also worked for Cowen & Company and Wayne Hummer & Company. Mr. Stickney has a B.S. in finance from Miami University, Ohio, and an M.B.A. from the Kellogg School of Management, Northwestern University.

	David J. Oberto	2017	Mr. Oberto is a portfolio manager and a director with Allianz Global Investors, which he joined in 2007. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. He has been a portfolio manager for the firm’s US High Yield Bond strategy since 2017. In addition to management responsibility for institutional clients, Mr. Oberto is responsible for managing multiple closed-end and open-end mutual funds. He has 16 years of investment industry experience. Mr. Oberto was previously a portfolio administrator, a credit default swaps (CDS) account manager and a trade-closer for Bain Capital. He began his career as an intern at Gabelli Asset Management. Mr. Oberto has a B.S.B.A. with a concentration in finance and a minor in economics from Fordham University and an M.S. in finance from the D’Amore-McKim School of Business at Northeastern University.

AllianzGI International Growth Fund	Robert Hofmann, CFA (lead)	2015 (Inception)	Mr. Hofmann, CFA, is a portfolio manager and a director with Allianz Global Investors, which he joined in 2005. He is a member of the European Equities team. Mr. Hofmann has 13 years of investment-industry experience. He has an M.B.A. in finance and accounting from the University of Frankfurt am Main.

	Tobias Kohls, CFA, FRM	2015 (Inception)	Mr. Kohls, CFA, FRM, is a portfolio manager with Allianz Global Investors, which he joined in 2005. He is a member of the Global Equities team. Mr. Kohls has 14 years of investment-industry experience. Before joining the firm, he worked at Dresdner Bank, where he spent two years in its apprentice banking, finance and securities training program. Mr. Kohls has a B.B.A. from the Frankfurt School of Finance and Management, and an M.B.A. with distinction from Warwick Business School.

AllianzGI International Small-Cap Fund***	Andrew Neville (Lead)	2012	Mr. Neville is a portfolio manager and a director with Allianz Global Investors, which he joined in 2004. He is a member of the European & German Mid/Small Caps team. Mr. Neville has 20 years of investment-industry experience. He previously worked as a portfolio manager at Baring Asset Management, trained as a portfolio manager at AIB Govett Asset Management and worked as an audit manager for Deloitte & Touche. Mr. Neville has a B.S. in civil engineering from Imperial College London.

	Bjoern Mehrmann	2012	Mr. Mehrmann is a portfolio manager with Allianz Global Investors, which he joined in 2001. He is a member of the European & German Mid/Small Caps team. Mr. Mehrmann has 17 years of investment-industry experience. He has a B.S. in computer science from James Madison University and a master´s in business administration from EBS International University Schloss Reichartshausen, Germany.

	Dennis Lai	2012	Mr. Lai is a senior portfolio manager and a director with Allianz Global Investors, which he joined in 2003. He has 23 years of investment-industry experience. Mr. Lai was previously a research analyst with Cazenove Asia, an investment manager with Special Assets Ltd. and the chief financial officer for Bridestowe Estates Pty Ltd. Before that, he worked in accounting and corporate finance for Anglo Chinese Corporate Finance Ltd., Citicorp and Price Waterhouse. Mr. Lai has a master’s degree in finance from the University of New South Wales, Sydney.

	Koji Nakatsuka, CFA, CMA	2012	Mr. Nakatsuka, CFA, CMA, is a senior portfolio manager and a director with Allianz Global Investors, which he joined in 2005. He has 19 years of investment-industry experience. Mr. Nakatsuka previously managed a mid/small-cap investment trust at Goldman Sachs Asset Management. Before that, he was at Schroder Investment Management Japan as an equity analyst for mid/small caps. Mr. Nakatsuka has a B.A. in law from Sophia University.

	Heinrich Ey, CFA, DVFA/CEFA	2016	Mr. Ey is a portfolio manager and Co-CIO European Mid/Small Cap with Allianz Global Investors, which he joined in 1995. As a member of the European Mid/Small Cap team, he is responsible for global small cap and international small cap equity mandates. Mr. Ey has 25 years of investment-industry experience. Earlier in his career, Mr. Ey was Global Head of Telemedia; a telecommunications and media analyst; a manager of European institutional and retail funds; and a trader for equity, fixed-income and derivative products. Mr. Ey has an M.B.A. from Baden-Wuerttemberg Cooperative State University Karlsruhe, Germany. He is a CFA charterholder and holds the DVFA/Certified European Financial Analyst designation.

	Miguel Pohl, CFA	2018	Mr. Pohl is a portfolio manager with Allianz Global Investors, which he joined in 2013. He is head of the Insurance Dedicated Small Caps team; his coverage focuses on small- and micro-cap companies in various sectors. Earlier in his career at the firm, Mr. Pohl was Head of Research for Allianz Aequitas and an analyst for Allianz SE. He has 15 years of investment-industry experience. Mr. Pohl has a diploma in business administration from the University of Münster, Germany, and studied accounting and finance at The University of Manchester, UK. Mr. Pohl is a CFA charterholder.

304	Allianz Multi-Strategy Funds

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Micro Cap Fund	K. Mathew Axline, CFA	2010	Mr. Axline, CFA, is a portfolio manager and a director with Allianz Global Investors, which he joined in 2004. He has portfolio-management and research responsibilities for the US Small Cap Growth team. Mr. Axline has 19 years of investment-industry experience. He was previously an associate with Pescadero Ventures, LLC, a business-development manager for Icarian, Inc. and a wealth-management advisor with Merrill Lynch, Pierce, Fenner & Smith. Mr. Axline has a B.S. from The Ohio State University and an M.B.A. from Indiana University’s Kelley School of Business.

	Robert S. Marren	2007*	Mr. Marren is a portfolio manager and a managing director with Allianz Global Investors, which he joined in 2007. He has portfolio-management and research responsibilities for the US Small Cap Growth team. Mr. Marren has 28 years of investment-industry experience. He was previously the director of research and a portfolio manager for Duncan-Hurst Capital Management, and an assistant manager of corporate finance for Hughes Aircraft Company. Mr. Marren has a B.A. from the University of California, San Diego, and an M.B.A. from Duke University, Fuqua School of Business.

	Stephen Lyford	2013	Mr. Lyford is a portfolio manager and a director with Allianz Global Investors, which he joined in 2005. He has portfolio-management and research responsibilities for the US Small Cap Growth team. Mr. Lyford has 17 years of investment-industry experience. He was previously a co-analyst for small- and micro-cap portfolios with Duncan-Hurst Capital Management; before that, he worked with Trammel Crow. Mr. Lyford has a B.B.A. and a B.S. from Southern Methodist University, and an M.B.A. from the UCLA Anderson School of Management.

	Blake Burdine	2015	Mr. Burdine is a portfolio manager and director with Allianz Global Investors, which he joined in 2007. He has portfolio-management and research responsibilities for the US Small Cap Growth team. Mr. Burdine has 26 years of investment-industry experience. He was previously a portfolio manager and research analyst at Duncan-Hurst Capital Management, focusing on micro-cap and small-cap growth strategies; a portfolio manager and research analyst at CapitalWorks Investment Partners; a research analyst at USAA Investment Management and Credit Suisse First Boston; and an investment-banking analyst at Jefferies & Company and Howard, Weil, Labouisse, Friedrichs. Mr. Burdine has a B.A. from The University of Texas and an M.B.A. from The University of Texas at Austin, McCombs School of Business.

AllianzGI NFJ Emerging Markets Value Fund	L. Baxter Hines, CFA (Co-Lead)	2012 (Inception)	Mr. Hines, CFA, is a portfolio manager, an analyst, a managing director and Head of Research for the Value Equity US team. He has 11 years of investment-industry experience. Before joining the firm in 2008, Mr. Hines was a market-data specialist for Reuters. He has a B.A. from the University of Virginia and an M.B.A. from the University of Texas, McCombs School of Business.

	John R. Mowrey, CFA (Co-Lead)	2013	Mr. Mowrey, CFA, is a portfolio manager, an analyst, a managing director and CIO Value Equity US team with Allianz Global Investors. He joined the firm in 2007 as a quantitative-research assistant and product specialist, and has 10 years of investment-industry experience. Mr. Mowrey has a B.A. in political science from Rhodes College and an M.B.A. from Southern Methodist University.

	R. Burns McKinney, CFA	2012 (Inception)	Mr. McKinney, CFA, is a portfolio manager, an analyst, a managing director and CIO Value Equity US team with Allianz Global Investors. He is the product team co-lead for the Dividend Value investment strategy and product team lead for the Global Dividend Value strategy. Mr. McKinney has 20 years of investment-industry experience. Before joining the firm in 2006, he worked at Evergreen Investments, Alex. Brown & Sons, Merrill Lynch and Morgan Stanley. Mr. McKinney has a B.A. from Dartmouth College and an M.B.A. from The Wharton School, The University of Pennsylvania.

	Thomas W. Oliver, CFA, CPA	2012 (Inception)	Mr. Oliver, CFA, CPA, is a portfolio manager, an analyst and a managing director for the Value Equity US team. He has 21 years of investment-industry experience in accounting, reporting, and financial analysis. Before joining the firm in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems Corporation and an auditor at Deloitte & Touche. He has a B.B.A. and an M.B.A. from the University of Texas.

	J. Garth Reilly (Co-Lead)	2018	Mr. Reilly is a portfolio manager, analyst and a vice president for the Value Equity US team. He has 12 years of investment-industry experience. Prior to joining the Value Equity US team, Mr. Reilly was a performance analyst whose responsibilities included performance measurement and portfolio analytics. Before joining the firm in 2005, Mr. Reilly began his career with internships at Luther King Capital Management and Citigroup Alternative Investments. Mr. Reilly has a B.A. in political economy from Princeton University and an M.B.A. from Southern Methodist University.

AllianzGI PerformanceFee Managed Futures Strategy Fund	Rahul Malhotra	2017 (Inception)	See above.

	Giorgio Carlino, CFA	2017 (Inception)	See above.

	Claudio Marsala	2017 (Inception)	See above.

	Huy Thanh Vo, Ph.D., CFA	2017 (Inception)	See above.

Prospectus	305

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI PerformanceFee Structured US Equity Fund	Greg P. Tournant (Lead)	2017 (Inception)	Mr. Tournant is a lead portfolio manager, a managing director and CIO US Structured Products with Allianz Global Investors, which he joined in 2002. He is also head of the Structured Products team. Mr. Tournant has 23 years of investment-industry experience. From 2007-2008 he served as co-CIO at Innovative Options Management where he worked with the team in a sub-advisory capacity. Before that, Mr. Tournant worked at Eagle Asset Management, McKinsey & Co. and Raymond James. He has a B.S. from Trinity University and an M.B.A. from the Kellogg School of Business at Northwestern University.

	Stephen G. Bond-Nelson	2017 (Inception)	Mr. Bond-Nelson is a portfolio manager and a managing director with Allianz Global Investors, which he joined in 1999. He has portfolio-management and research responsibilities for the Structured Products team. Mr. Bond-Nelson has 25 years of investment-industry experience. He has a B.S. from Lehigh University and an M.B.A. from Rutgers University.

	Trevor Taylor	2017 (Inception)	Mr. Taylor is a portfolio manager and a managing director with Allianz Global Investors, which he joined in 2008. He has portfolio-management and research responsibilities for the Structured Products team. Mr. Taylor has 19 years of investment-industry experience. He was previously co-CIO at Innovative Options Management, where he managed an equity-index option-based hedge fund and option programs on several open-end mutual funds. Before that, he was CIO at TLT Atlantic Asset Management and TLT Capital Corp. Mr. Taylor has a B.A. from the University of Florida.

AllianzGI PerformanceFee Structured US Fixed Income Fund	Greg P. Tournant (Lead)	2017 (Inception)	See above.

	Stephen G. Bond-Nelson	2017 (Inception)	See above.

	Trevor Taylor	2017 (Inception)	See above.

AllianzGI Preferred Securities and Income Fund	Carl W. Pappo, Jr., CFA (Lead)	2018 (Inception)	See above.

	Willow B. Piersol, CFA	2018 (Inception)	Ms. Piersol is a portfolio manager, a senior analyst and a director with Allianz Global Investors, which she joined in 2017. As a member of the US Fixed Income team and a credit sector specialist, her responsibilities include portfolio management and corporate credit research. Ms. Piersol has 20 years of investment-industry experience. She was previously a senior corporate credit analyst at Columbia Threadneedle Investments. Before that, Ms. Piersol was a credit analyst and senior portfolio analyst at Putnam Investments; she was also a fixed-income analyst, trader and a fund manager at BankBoston. Ms. Piersol has a B.A. and an M.A. from Boston University. She is a CFA charterholder.

AllianzGI Short Duration High Income Fund	Douglas G. Forsyth, CFA	2013	See above.

	James Dudnick, CFA	2014	Mr. Dudnick is a portfolio manager and a director with Allianz Global Investors, which he joined in 2005. He has portfolio management and research responsibilities for the Short Duration High Income team. Mr. Dudnick has 18 years of investment industry experience. He was previously a financial advisor at Merrill Lynch, working with individual and institutional clients. Before that, he worked at Goldman Sachs as a financial analyst in the investment management division. Mr. Dudnick has a B.B.A. with high distinction in business administration from the University of Michigan Business School. He is a CFA charterholder.

	Steven Gish, CFA	2014	Mr. Gish is a portfolio manager and a director with Allianz Global Investors, which he joined in 2005. He has portfolio management and research responsibilities on the Short Duration High Income team. Mr. Gish has 23 years of investment industry experience. He was previously a senior research analyst with Roth Capital Partners; before that, he worked in credit at a division of Deutsche Bank Group. Mr. Gish has a B.A. from the University of New Mexico and an M.B.A. from the University of Colorado. He is a CFA charterholder.

AllianzGI Short Term Bond Fund	James Dudnick, CFA	2018 (Inception)	See above.

	Douglas G. Forsyth, CFA	2018 (Inception)	See above.

	Steven Gish, CFA	2018 (Inception)	See above.

306	Allianz Multi-Strategy Funds

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Structured Return Fund	Greg P. Tournant (Lead)	2012 (Inception)	See above.

	Stephen G. Bond-Nelson	2012 (Inception)	See above.

	Trevor Taylor	2012 (Inception)	See above.

AllianzGI Ultra Micro Cap Fund	K. Mathew Axline, CFA	2010	See above.

	Robert S. Marren	2008* (Inception)	See above.

	Stephen Lyford	2013	See above.

	Blake Burdine	2015	See above.

AllianzGI U.S. Equity Hedged Fund	Greg P. Tournant (Lead)	2012 (Inception)	See above.

	Stephen G. Bond-Nelson	2012 (Inception)	See above.

	Trevor Taylor	2012 (Inception)	See above.
*	Each Portfolio Manager served as portfolio manager of the Fund’s predecessor, which reorganized into the Trust on April 12, 2010.
**	The Global Allocation Fund was reorganized into the Trust on May 4, 2009, at which time Mr. Pietranico began managing the Fund.
***	Andrew Neville serves as the lead portfolio manager of the AllianzGI International Small-Cap Fund and is based in London, England. The Fund relies on regionally based investment teams to locate investment opportunities. Messrs. Neville, Pohl and Mehrmann are responsible for identifying investments in Europe and the United Kingdom, Mr. Nakatsuka is responsible for stock selection in the Japanese market and Mr. Lai is responsible for identifying investment opportunities in the Asia-Pacific (ex-Japan) region.

AllianzGI U.S. selects the Affiliated Underlying Funds and other investments in which the Target Funds may invest and allocates the Target Funds’ assets among the Affiliated Underlying Funds and other investments.

Paul Pietranico, Claudio Marsala, Alistair Bates and Ryan Chin are the individuals at AllianzGI U.S. who are jointly and primarily responsible for selecting and allocating the assets of the Target Funds for which each individual serves as a portfolio manager among the Underlying Funds and other investments. The following provides information about Messrs. Pietranico, Marsala and Bates.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
Target Funds	Paul Pietranico, CFA	2008, 2011* (since inception)	See above.

	Claudio Marsala	2015	See above.

	Alistair Bates, CFA	2016	Mr. Bates is a portfolio manager and an assistant vice president with Allianz Global Investors, which he joined in 2007. As a member of the Multi Asset US team, he manages multi-asset mandates for retail and institutional clients. Mr. Bates was previously an analyst with the team, responsible for underlying fund due diligence, and maintaining and developing the investment risk tools for the target-date and 529 college savings portfolios. He has 10 years of investment-industry experience. Mr. Bates has a B.A. in economics and political science from the University of California, San Diego. He is a CFA charterholder and a member of The New York Society of Security Analysts.

	Ryan Chin, CFA	2016	Mr. Chin, CFA, is a portfolio manager and a vice president with Allianz Global Investors, which he joined in 2015. As a member of the Multi Asset US team, he focuses on the firm’s dynamic multi-asset strategies. Mr. Chin has 16 years of investment-industry experience. He was previously a government bond trader and a fixed-income derivatives trader in charge of US interest rate swaps in the US at Scotiabank. Mr. Chin has a B.B.A. in finance and accounting, first class honors, from Simon Fraser University, British Columbia, Canada.
*	Mr. Pietranico is a portfolio manager of each Target Fund. The 2020, 2030, 2040 and 2050 Target Date Funds and Multi Asset Income Fund commenced operations on December 29, 2008. The 2025, 2035, 2045 and 2055 Target Date Funds commenced operations on December 19, 2011.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and the portfolio managers’ ownership of the securities of the Funds.

Management Fees	The advisory and administrative arrangements of the Target Funds differ from those of the other Funds, as described below.

All Funds Other Than Target Funds, AllianzGI PerformanceFee Managed Futures Strategy Fund, AllianzGI PerformanceFee Structured US Equity Fund and AllianzGI PerformanceFee Structured US Fixed Income Fund. Each Fund pays a monthly management fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative

Prospectus	307

matters. In addition to the fees of the Manager, each Fund pays all other costs and expenses of its operations, including, without limitation, compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of an independent registered public accounting firm, expenses of preparing, printing and distributing proxy statements and reports to governmental agencies, and taxes, if any.

Target Funds.  Each Target Fund pays for the advisory and administrative services it requires under what is essentially an all-in fee structure. Each Target Fund pays a monthly advisory fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund. In addition, pursuant to a separate administration agreement, each share class of each Target Fund pays a monthly administrative fee to the Manager in return for managing the Fund’s business affairs and other administrative matters, as well as for providing or procuring, at the Manager’s expense, essentially all other administrative and related services required for the operations of the Fund and such share class (i.e., generally, the services giving rise to the other costs and expenses that are borne directly by Funds other than the Target Funds as described in the prior paragraph). See “Administrative Fees.” While each Target Fund pays fees under separate agreements for the advisory and administrative services it requires, these services are provided in a “suite of services” that are essential to the daily operations of the Target Funds.

AllianzGI PerformanceFee Managed Futures Strategy Fund, AllianzGI PerformanceFee Structured US Equity Fund and AllianzGI PerformanceFee Structured US Fixed Income Fund.

Performance-Based Fee—Generally

Each Fund pays a monthly management fee (a “Management Fee”) to the Manager in return for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. For each Fund, the Management Fee consists of two components: (i) a base fee (the “Base Fee”) calculated by applying a fixed advisory fee rate to the Fund’s average daily net assets during the previous month, and (ii) a positive or negative performance adjustment (the “Performance Adjustment”) calculated by applying a variable rate to the Fund’s average daily net assets during the applicable performance measurement period (the “Performance Period”). The Performance Period generally consists of the trailing twelve months, although no Performance Adjustment was made during the period from the start of each Fund’s operations until December 31, 2018 (the “Initial Performance Period”). Only the Fund’s Base Fee applied during the Initial Performance Period, subject to applicable waiver and expense limitations. Hence the current table of Annual Fund Operating Expenses in this Prospectus shows a Management Fee equal to the Fund’s Base Fee; in subsequent years, the table will show the adjusted Management Fee for the prior year after taking into account the effect of the Performance Adjustment over the period. The Performance Adjustment, once effective, is calculated monthly in arrears and is added to or subtracted from the Base Fee to determine the Management Fee. Because the Base Fee and Performance Adjustment are calculated with respect to the Fund’s average daily net assets over two different time periods (the previous month for the Base Fee and the Performance Period for the Performance Adjustment), the effective Management Fee may be less than 0.0% or greater than the Base Fee plus the Maximum Performance Adjustment described below for certain periods (subject to any fee limitations and waivers described below).

The Management Fee is accrued daily. As described below under “Expense Limitation Arrangements,” the Manager has agreed to waive the Management Fee with respect to the Initial Performance Period in an amount, if any, equal to any negative Performance Adjustment that would have applied had the Funds’ performance-based fee structure been in place for the period. As a result of this arrangement, each Fund’s effective fee with respect to the Initial Performance Period may be no higher than the Base Fee, but is subject to downward adjustment in the event the Fund underperforms the applicable benchmark for the Initial Performance Period. Other waivers and limitations may also apply. Daily fee accruals will reflect these arrangements.

Subject to the expense limitations described below under “Expense Limitations,” in addition to the fees of the Manager, each Fund pays all other costs and expenses of its operations, including, without limitation, compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of an independent registered public accounting firm, expenses of preparing, printing and distributing proxy statements and reports to governmental agencies, and taxes, if any.

AllianzGI PerformanceFee Structured US Equity Fund

With respect to AllianzGI PerformanceFee Structured US Equity Fund, the Manager’s Base Fee is calculated at an annualized rate of 0.60% of the Fund’s average daily net assets. The Management Fee is determined as the Base Fee plus or minus a Performance Adjustment that is based on whether, and to what extent, the investment performance of the Fund exceeds, or is exceeded by, the performance of the S&P 500 Index (the “Index”) plus

308	Allianz Multi-Strategy Funds

1.25% (the “Index Hurdle”) over the Performance Period. The Performance Adjustment is calculated using the performance of Class P shares of the Fund (the “Measurement Class”). The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0048% of the Fund’s average daily net assets for each 0.01% by which the performance of the Measurement Class exceeds or lags the performance of the Index Hurdle during the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/– 0.60% (the “Maximum Performance Adjustment”) of the Fund’s average daily net assets over the full Performance Period, which would occur when the performance of the Measurement Class exceeds, or is exceeded by, the Index Hurdle by 1.25% for the Performance Period.

AllianzGI PerformanceFee Structured US Fixed Income Fund

With respect to AllianzGI PerformanceFee Structured U.S. Fixed Income Fund, the Manager’s Base Fee is calculated at an annualized rate of 0.30% of the Fund’s average daily net assets. The Management Fee is determined as the Base Fee plus or minus a Performance Adjustment that is based on whether, and to what extent, the investment performance of the Fund exceeds, or is exceeded by, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) plus 0.625% (the “Index Hurdle”) over the Performance Period. The Performance Adjustment is calculated using the performance of the Class P shares of the Fund (the “Measurement Class”). The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0048% of the Fund’s average daily net assets for each 0.01% by which the performance of the Measurement Class exceeds or lags the performance of the Index Hurdle during the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/– 0.30% (the “Maximum Performance Adjustment”) of the Fund’s average daily net assets over the full Performance Period, which would occur when the performance of the Measurement Class exceeds, or is exceeded by, the Index Hurdle by 0.625% for the Performance Period.

AllianzGI PerformanceFee Managed Futures Strategy Fund

With respect to AllianzGI PerformanceFee Managed Futures Strategy Fund, the Manager’s Base Fee is calculated at an annualized rate of 0.75% of the Fund’s average daily net assets. The Management Fee is determined as the Base Fee plus or minus a Performance Adjustment that is based on whether, and to what extent, the investment performance of the Fund exceeds, or is exceeded by, the performance of the ICE BofAML 3-Month US T-Bill Index (the “Index”) plus 5.00% (the “Index Hurdle”) over the Performance Period. The Performance Adjustment is calculated using the performance of the Class P shares of the Fund (the “Measurement Class”). The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0015% of the Fund’s average daily net assets for each 0.01% by which the performance of the Measurement Class exceeds or lags the performance of the Index Hurdle for the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/– 0.75% (the “Maximum Performance Adjustment”) of the Fund’s average daily net assets over the full Performance Period, which would occur when the performance of the Measurement Class exceeds, or is exceeded by, the Index Hurdle by 5.00% for the Performance Period.

All PerformanceFee Funds

As described above, the Management Fee is calculated using what is known a “bifurcated” methodology, meaning the Base Fee and Performance Adjustment are calculated with reference to the Funds’ average net assets over two different time periods. The Base Fee is based on the Fund’s average daily net assets over the preceding month. The Performance Adjustment is based on the Fund’s average daily net assets over the full twelve-month Performance Period. In comparison to a fee methodology using the same reference periods for base fees and performance adjustments, the bifurcated methodology more closely aligns fees with a fund’s recent asset levels, but may result in greater volatility in fee amounts. This methodology may, for certain periods, result in an effective Management Fee below 0.0% or greater than the Base Fee plus the Maximum Performance Adjustment, subject to any expense limitations and waivers described below. With respect to the Initial Performance Period, each Fund will pay the Base Fee, which will not be subject to the Performance Adjustment until after the completion of the Initial Performance Period. The Base Fee is subject to waivers and may be subject to expense limitations, as described below.

Calculation of Performance Adjustment

For purposes of the performance adjustment calculations, the investment performance of the Measurement Class of each Fund will be the sum of:

1) t	he change in the class’ NAV per share during the Performance Period; plus

2) t	he value of the class’ cash distributions per share accumulated to the end of the Performance Period; plus

3) t

he value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the class’ NAV

Prospectus	309

per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the class at the NAV per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

For each Fund, the investment record of the Index will be provided by a third party and their data will be relied upon for Performance Adjustment. The performance of the Index will be the sum of:

1) t	he change in the level of the Index during the Performance Period; plus

2) t	he value, computed consistently with the Index, of cash distributions made by issuers whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

For the avoidance of doubt, a Performance Adjustment will not be based on whether the absolute performance of the Measurement Class is positive or negative, but rather based on whether such performance exceeds or is exceeded by the performance of the Index Hurdle. A Fund could pay a Performance Adjustment for positive relative performance even if the Fund’s shares decrease in value, so long as the performance of such shares exceeds the Index Hurdle.

All Funds. During the fiscal year ended September 30, 2018 (except as noted), the Funds paid monthly management fees to the Manager at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Allianz Multi-Strategy Fund Management Fees	Management Fees
AllianzGI Best Styles Global Equity Fund	0.30%
AllianzGI Best Styles International Equity Fund	0.30%
AllianzGI Best Styles U.S. Equity Fund	0.30%
AllianzGI Convertible Fund	0.57%
AllianzGI Core Bond Fund	0.25%
AllianzGI Core Plus Bond Fund	0.30%
AllianzGI Emerging Markets Consumer Fund	0.90%
AllianzGI Emerging Markets Debt Fund(1)	0.73%
AllianzGI Emerging Markets Small-Cap Fund	1.20%
AllianzGI Floating Rate Note Fund(2)	0.45%
AllianzGI Global Allocation Fund(3)	0.17%
AllianzGI Global Dynamic Allocation Fund(3)	0.65%
AllianzGI Global High Yield Fund	0.60%
AllianzGI Global Sustainability Fund(4)	0.69%
AllianzGI Global Water Fund(4)	0.73%
AllianzGI Green Bond Fund	0.40%
AllianzGI High Yield Bond Fund	0.48%
AllianzGI International Growth Fund	0.70%
AllianzGI International Small-Cap Fund(4)	0.89%
AllianzGI Micro Cap Fund(5)	1.20%
AllianzGI Multi Asset Income Fund	0.05%
AllianzGI NFJ Emerging Markets Value Fund(4)	0.65%
AllianzGI PerformanceFee Managed Futures Strategy Fund(6)	0.00%
AllianzGI PerformanceFee Structured US Equity Fund(6)	0.60%
AllianzGI PerformanceFee Structured US Fixed Income Fund(6)	0.30%
AllianzGI Preferred Securities and Income Fund	0.45%
AllianzGI Retirement 2020 Fund	0.05%
AllianzGI Retirement 2025 Fund	0.05%
AllianzGI Retirement 2030 Fund	0.05%
AllianzGI Retirement 2035 Fund	0.05%
AllianzGI Retirement 2040 Fund	0.05%
AllianzGI Retirement 2045 Fund	0.05%
AllianzGI Retirement 2050 Fund	0.05%
AllianzGI Retirement 2055 Fund	0.05%
AllianzGI Short Duration High Income Fund	0.48%
AllianzGI Short Term Bond Fund	0.30%
AllianzGI Structured Return Fund	0.60%
AllianzGI Ultra Micro Cap Fund(7)	1.31%
AllianzGI U.S. Equity Hedged Fund	0.70%
(1)	Effective July 1, 2018, the Manager has contractually agreed to observe a permanent reduction in the investment management fee, which reduces the 0.75% contractual fee rate by 0.15% to 0.60%.

310	Allianz Multi-Strategy Funds

(2)	Effective February 1, 2019, the Manager has contractually agreed to observe a permanent reduction in the investment management fee, which reduces the 0.45% contractual fee rate by 0.25% to 0.20%.
(3)

The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.55% of the average daily net assets of each applicable Fund that are attributable to investments in Underlying Funds. This waiver with respect to investments in Underlying Funds for which the Manager or an affiliated person thereof serves as investment adviser, is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Underlying Funds will continue through at least January 31, 2020. AllianzGI Global Dynamic Allocation no longer invests significantly in Underlying Funds for which the Manager or an affiliated person serves as investment adviser but may invest in unaffiliated Underlying Funds.

(4)

For AllianzGI Global Sustainability Fund, the Manager agreed to a temporary waiver of a portion of the investment management fee, which reduced the annual percentage rate from 0.80% to 0.69% through January 31, 2019. For AllianzGI Global Water Fund, the Manager agreed to a temporary waiver of a portion of the investment management fee, which reduced the annual percentage rate from 0.95% to 0.73% through January 31, 2019. For AllianzGI International Small-Cap Fund, the Manager agreed to a temporary waiver of a portion of the investment management fee, which reduced the annual percentage rate from 1.00% to 0.89% through January 31, 2019. For AllianzGI NFJ Emerging Markets Value Fund, the Manager has agreed to a temporary waiver of a portion of the investment management fee, which reduced the annual percentage rate from 0.85% to 0.65% through January 31, 2019.

(5)	Effective July 1, 2018, the Manager contractually agreed to observe a permanent reduction in the investment management fee, which reduced the 1.25% contractual fee rate by 0.20% to 1.05%.
(6)

The Management Fee is a base fee at an annualized rate of the Fund’s average daily net assets, subject to a positive or negative performance adjustment based on the Fund’s performance. The Management Fee did not become subject to the performance based adjustment until January 1, 2019.

(7)	Effective July 1, 2018, the Manager contractually agreed to observe a permanent reduction in the investment management fee, which reduced the 1.50% contractual fee rate by 0.40% to 1.10%.

A discussion regarding the basis for the Board of Trustees’ approval of each Fund’s investment management agreement with Allianz Global Investors U.S. LLC is included in the Fund’s shareholder report for the period during which the Board of Trustees approved the contract(s), except that, in the case of a new Fund, a discussion of the basis of the Board of Trustees’ approval of the Fund’s initial investment management agreement is included in the Fund’s initial shareholder report.

Administrative Fees for the Target Funds.  Each Target Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class A, Class C, Class R, Class T, Class P, Class R6 and Administrative Class shareholders of each Fund pay an administrative fee to the Manager, computed as a percentage of the Fund’s average daily net assets attributable in the aggregate to those classes of shares. The Manager, in turn, provides or procures administrative services for Class A, Class C, Class R, Class T, Class P, Class R6 and Administrative Class shareholders and also bears the costs of most third-party administrative services required by the Target Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, as well as fees and expenses of the Trust’s disinterested Trustees and their counsel. The Target Funds do bear other expenses that are not covered by the administrative fee and that may vary and affect the total level of expenses borne by Class A, Class C, Class R, Class T, Class P, Class R6 and Administrative Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

The Manager expects to realize losses on these administration arrangements for the Target Funds for the foreseeable future (i.e., the cost to the Manager of providing the administrative services is expected to exceed the administrative fees paid to the Manager). However, because the costs borne by the Manager include a fixed component, the Manager will benefit from economies of scale if assets under management increase and it is therefore possible that the Manager may realize a profit on the administrative fees in the future.

Shareholders of the Funds pay the Manager monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class C, Class R, Class T, Class P, Class R6 and Administrative Class shares):

Share Class	Total
Class A	0.30%
Class C	0.30%
Class R	0.30%
Class T	0.30%
Class P	0.15%
Class R6	0.05%
Administrative Class	0.15%

During the most recently completed fiscal year, the Target Funds paid the Manager monthly Administration fees for the Class A, Class C, Class R, Class P, Class R6 and Administrative Class shares at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class taken separately). Class T shares and, for AllianzGI Multi Asset Income Fund, Institutional Class shares did not pay any monthly Administration fee because they were not yet operational during the most recently completed fiscal year.

Prospectus	311

	Administration Fees
Allianz Multi-Strategy Fund	Class A	Class C	Class R	Class P	Class R6	Administrative Class
AllianzGI Multi Asset Income Fund	0.30%	0.30%	0.30%	0.15%	0.05%	0.15%
AllianzGI Retirement 2020 Fund	0.30	0.30	0.30	0.15	0.05	0.15
AllianzGI Retirement 2025 Fund	0.30	0.30	0.30	0.15	0.05	0.15
AllianzGI Retirement 2030 Fund	0.30	0.30	0.30	0.15	0.05	0.15
AllianzGI Retirement 2035 Fund	0.30	0.30	0.30	0.15	0.05	0.15
AllianzGI Retirement 2040 Fund	0.30	0.30	0.30	0.15	0.05	0.15
AllianzGI Retirement 2045 Fund	0.30	0.30	0.30	0.15	0.05	0.15
AllianzGI Retirement 2050 Fund	0.30	0.30	0.30	0.15	0.05	0.15
AllianzGI Retirement 2055 Fund	0.30	0.30	0.30	0.15	0.05	0.15

Management Fee Waiver and Expense Limitation Arrangements	Management Fee Waiver. For each of the AllianzGI Global Allocation Fund and the AllianzGI Global Dynamic Allocation Fund, the Manager has contractually agreed to waive a portion of its Management Fee with respect to Fund assets that are attributable to investments in Underlying Funds, such that the unwaived fee amount paid with respect to such assets equals 0.15% of the portion of the average daily net assets of the Fund attributable to investments in Underlying Funds. This waiver with respect to investments in Underlying Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Underlying Funds will continue through at least January 31, 2020. This waiver does not apply to net assets of each Fund not invested in shares of Underlying Funds (e.g., direct investments in other securities and instruments).

For AllianzGI PerformanceFee Managed Futures Strategy Fund, AllianzGI PerformanceFee Structured US Equity Fund and AllianzGI PerformanceFee Structured US Fixed Income Fund, the Manager has agreed to waivers with respect to each Fund such that (i) its monthly Management Fee (including Base Fee plus Performance Adjustment) will not exceed the product of the maximum percentage fee rate (equal to the Base Fee plus the maximum upward Performance Adjustment) and the Fund’s average daily net assets over the preceding month, and (ii) the Manager will not collect a Management Fee with respect to any month in which the Measurement Class has failed to outperform the Index. During the Funds’ Initial Performance Period, the Manager has also agreed to waive its Management Fee in an amount equal to any negative Performance Adjustment that would otherwise have applied had the Funds’ performance-based fee arrangement been in effect during such period. As a result of this arrangement, each Fund’s effective fee with respect to the Initial Performance Period may be no higher than the Base Fee, but is subject to downward adjustment in the event the Fund underperforms its Index Hurdle for the Initial Performance Period.

Expense Limitation Arrangements.  For certain Funds, the Manager has contractually agreed to expense limitation arrangements as specified under “Fees and Expenses of the Fund” in the Fund Summary of each such Fund. Specifically, the Manager will waive its Management Fee or reimburse the Fund until the date indicated to the extent that Total Annual Fund Operating Expenses (after application of any additional fee waiver as described above) including the payment of organizational expenses, but excluding interest, tax and extraordinary expenses, Acquired Fund Fees and Expenses (except in the case of the Target Funds, for which Acquired Fund Fees and Expenses are included) (as calculated in accordance with the 1940 Act), and certain credits and other expenses, including custodial credits, transfer agency credits and expense offset arrangements, exceed the amount specified for each share class of the Fund as a percentage of average net assets. Until the date that is three years from the end of the fiscal year in which an expense limitation was last in effect, the Manager may recoup amounts waived during the then-current fiscal year or any of the three immediately preceding fiscal years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. Acquired Fund Fees and Expenses for a Fund are based upon an estimated allocation of the Fund’s assets among Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown below.

For AllianzGI PerformanceFee Managed Futures Strategy Fund, AllianzGI PerformanceFee Structured US Equity Fund and AllianzGI PerformanceFee Structured US Fixed Income Fund, the Manager has contractually agreed to expense limitation arrangements as specified under “Fees and Expenses of the Fund” in the Fund Summary of each Fund. Specifically, the Manager will waive its Management Fee or reimburse each Fund until the date indicated to the extent that Other Expenses, including the payment of organizational expenses, but excluding interest, tax and extraordinary expenses and certain credits and other expenses, including custodial credits, transfer agency credits and expense offset arrangements, exceed the amount specified for each share class of the Fund as a percentage of average net assets.

The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

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Underlying Fund Expenses	The expenses associated with investing in a “fund of funds” are generally higher than those of mutual funds that do not invest primarily in other mutual funds and/or ETFs. This is because shareholders in a “fund of funds” pay indirectly a portion of the fees and expenses charged at the Underlying Fund level.

The Funds that invest significantly in Underlying Funds are structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

•	With respect to the Global Allocation Fund, the Management Fees payable to the Manager are reduced (as described above) to offset certain fees payable by Affiliated Underlying Funds.

•

The Funds invest in Institutional Class shares (or a similar share class) of the Affiliated Underlying Funds, which are not subject to any sales charges or 12b-1 fees, Funds that seek exposure to broad indices or asset classes may invest in passively managed, low-cost ETFs.

•	Funds that seek exposure to broad indices or asset classes may invest in passively managed, low-cost ETFs.

Because the Funds invest in Institutional Class shares (or a similar share class) of the Affiliated Underlying Funds to the extent that they invest in Affiliated Underlying Funds, shareholders of the Funds indirectly bear a proportionate share of these expenses, depending upon how the Funds’ assets are allocated from time to time among the Affiliated Underlying Funds. See “Fees and Expenses of the Fund” in each Fund Summary above.

Potential Conflicts of Interest	AllianzGI U.S. has broad discretion to allocate and reallocate the assets of the Target Funds and Global Allocation Fund (collectively, for purposes of this paragraph, “Investing Funds”) among the Affiliated Underlying Funds consistent with each Fund’s investment objectives and policies and asset allocation targets and ranges. AllianzGI U.S. and/or its affiliates directly or indirectly receive fees (including investment advisory, investment management and administrative fees) from the Affiliated Underlying Funds in which the Investing Funds invest. In this regard, AllianzGI U.S. may have a financial incentive for these Investing Funds’ assets to be invested in Affiliated Underlying Funds with higher fees than other Affiliated Underlying Funds, even if it believes that alternate investments would better serve a particular Fund’s investment program. Further, a redemption from an Affiliated Underlying Fund could be harmful to that Affiliated Underlying Fund, AllianzGI U.S. or an affiliate, in which case AllianzGI U.S. may have an incentive to allocate and reallocate investments by Investing Funds in a fashion that would advance or protect its own economic interests, the economic interests of an affiliate or the economic interests of such Affiliated Underlying Fund. Additionally, because SEC and fiduciary rules and principles may require that the Manager waive a substantial part of its Management Fee with respect to assets invested in Affiliated Underlying Funds, AllianzGI U.S. may have an incentive to maximize direct investment outside of Affiliated Underlying Funds. However, this fee waiver is intended to address the potential conflict of interest as to the incentive of AllianzGI U.S. to invest the Investing Funds assets in Affiliated Underlying Funds. AllianzGI U.S. is legally obligated to disregard those incentives in making asset allocation decisions for the Investing Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Investing Funds and any Affiliated Underlying Funds for which they also act in a similar capacity.

Distributor	The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an indirect subsidiary of Allianz, the Manager’s parent company. The Distributor, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”).

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Classes of Shares

The Trust offers investors Class A, Class C, Class R, Class T, Institutional Class, Class R6, Class P and Administrative Class shares of the Funds in this Prospectus. The Fund Summaries at the beginning of this Prospectus indicate which classes are offered for each Fund. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.

The sales charge discounts and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. Information regarding intermediary-specific sales charge discounts and waivers may be found in Appendix A to the Prospectus. Please consult your financial intermediary with respect to any sales charge discount and/or waiver described in Appendix A. It is your responsibility to inform your intermediary or transfer agent upon purchasing Fund shares of your eligibility for a sales charge waiver or discount.

Before purchasing shares of the Funds directly, an investor should inquire about the other classes of shares offered by the Trust and particular Funds. As described herein, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. An investor who owns Class A, Class C, Class R or Class T shares may call the Distributor at 1-800-988-8380 and an investor who owns Institutional Class, Class R6, Class P or Administrative Class shares may call the Distributor at 1-800-498-5413.

Subject to eligibility, the class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. Some of the share classes are generally subject to a higher level of operating expenses than other share classes due to the additional service and/or distribution fees paid by such shares as described below. The share classes that are not subject to these expenses, or that are subject to lower expenses, will generally pay higher dividends and have a more favorable investment return. Individual investors can generally invest in Class A, Class C and Class T shares. Only certain investors may purchase Institutional Class, Class R6, Class P, Administrative Class and Class R shares. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. Information regarding sales charges and certain waivers of and exemptions from sales charges is available on the Funds’ website at us.allianzgi.com. More extensive information about the Trust’s multi-class arrangements is included in the Statement of Additional Information, which can be obtained free of charge from the Distributor.

Class A Shares	•

Class A shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums described below under “How to Buy and Sell Shares-Investment Minimums & Account Size.”

•	You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•

You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Statement of Additional Information for details.

•

Class A shares are subject to lower 12b-1 fees than Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class C shareholders, but pay initial sales charges that do not apply to Class C shares.

•

You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although, with respect to all Funds other than AllianzGI Short Duration High Income Fund and AllianzGI Short Term Bond Fund, you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. With respect to AllianzGI Short Duration High Income Fund and AllianzGI Short Term Bond Fund, you may pay a 0.50% CDSC if you purchase $250,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 12 months after your initial purchase. The Class A CDSC is waived in certain situations and does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge. Please see the Statement of Additional Information for details.

Class C Shares	•

Class C shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums described below under “How to Buy and Sell Shares—Investment Minimums & Account Size.”

•

Class C shares are only available for purchase into accounts that have a broker of record. If you are buying Class C shares directly from the Trust without a broker of record listed on the account, the Trust will treat this request as one to purchase Class A shares at NAV.

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•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

As of September 30, 2018 (the “Class C Conversion Date”), all Class C shares of a Fund that were purchased ten years or more prior to the Class C Conversion Date automatically converted to Class A shares of the same Fund. After the Class C Conversion Date, all Class C shares of a Fund will automatically convert to Class A shares of the same Fund following the ten-year anniversary of purchase. Such conversions are subject to certain limitations as described below under “How to Buy and Sell Shares—Automatic Conversion of Class C Shares Into Class A Shares.”

Class R Shares	•	Class R shares are generally available only to specified benefit plans. See “How to Buy and Sell Shares—Class R Shares” below for additional information on eligible investors.

•

You do not pay an initial sales charge when you buy Class R shares and you are not charged a CDSC for redeeming Class R shares, however, you may be charged transaction fees and/or other charges as noted below.

•	Class R shares are subject to higher 12b-1 fees than Class A shares and lower 12b-1 fees than Class C shares.

•	Class R shares must be held in an omnibus account at the specified benefit plan level.

Class T Shares	•

Class T shares of the Funds are not currently available for purchase. When Class T shares become available for purchase, the Trust initially intends to offer such shares for the following Funds: AllianzGI Best Styles Global Equity Fund, AllianzGI Convertible Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Global Allocation Fund, AllianzGI Global Dynamic Allocation Fund, AllianzGI Global Sustainability Fund, AllianzGI Global Water Fund, AllianzGI High Yield Bond Fund, AllianzGI Multi Asset Income Fund, AllianzGI Short Duration High Income Fund and AllianzGI Structured Return Fund.

•

Class T shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums described below under “How to Buy and Sell Shares-Investment Minimums & Account Size.”

•

Class T shares are sold, and your account must be held, only through financial intermediaries that have an agreement with the Distributor to sell Class T shares. Class T shares may not be purchased directly from the Distributor.

•

You pay an initial sales charge of up to 2.50% when you buy Class T shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested. The initial sales charge varies depending on the size of your purchase, as described below.

•

Class T shares are subject to lower 12b-1 fees than Class C shares. Therefore, Class T shareholders generally pay lower annual expenses and receive higher dividends than Class C shareholders, but pay initial sales charges that do not apply to Class C shares.

Class A, Class C, Class R and Class T Shares	Some or all of the payments described below with respect to Class A, Class C, Class R and Class T shares are paid or “reallowed” to financial intermediaries. See “Distribution of Trust Shares” in the Statement of Additional Information for details. Additional information about the sales charges and other expenses associated with each share Class, and waivers and reductions thereof, is provided below under the headings “Initial Sales Charges—Class A Shares,” “Initial Sales Charges—Class T Shares,” “Contingent Deferred Sales Charges (CDSCs)—Class C Shares,” “CDSCs on Class A Shares,” “How CDSCs are Calculated,” “Reductions and Waivers of Initial Sales Charges and CDSCs,” “Exempt Transactions; No CDSCs,” “Exchanges and CDSCs,” “Exchanges” and “How to Buy and Sell Shares—Exchanging Shares.”

Institutional Class, Class R6, Class P and Administrative Class Shares

The Funds do not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class, Class R6, Class P or Administrative Class shares of the Funds offered in this Prospectus.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Prospectus	315

Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and each Fund pays service fees to these entities for services they provide to Class P shareholders. Such programs established with broker-dealers or financial intermediaries may purchase shares only if the program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

With respect to Institutional Class and Administrative Class shares, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund.

Class R6 shares are continuously offered to specified benefit plans and other eligible investors. See “Buying Shares—Class R6 Shares” below.

Automatic Conversion of Class C Shares Into Class A Shares	Effective on or about or about the Class C Conversion Date, all Class C shares of a Fund that were purchased ten years or more prior to the Class C Conversion Date automatically converted to Class A shares of the same Fund. After the Class C Conversion Date, all Class C shares of a Fund held in accounts directly with the Trust’s transfer agent will automatically convert to Class A shares of the same Fund on or about the first business day of the month following the ten-year anniversary of purchase. The timing of the conversion for Class C shareholders who purchase and hold their Fund shares through different financial intermediaries may vary following the ten-year anniversary of purchase. Such conversions will be effected on the basis of the relative net asset values of the Class C and Class A shares involved in the conversion. See “Distribution of Trust Shares—Additional Information About Automatic Conversion of Class C Shares Into Class A Shares” in the Statement of Additional Information for additional detail and certain limitations.

Initial Sales Charges—Class A Shares	This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. With respect to all Funds other than AllianzGI Short Duration High Income Fund and AllianzGI Short Term Bond Fund, investors who purchase $1,000,000 or more of any such Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. With respect to AllianzGI Short Duration High Income Fund and AllianzGI Short Term Bond Fund, investors who purchase $250,000 or more of the Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 0.50% if they redeem such shares during the first 12 months after their purchase. See “CDSCs on Class A Shares” below.

All Funds Other Than AllianzGI Emerging Markets Debt Fund, AllianzGI Green Bond Fund, AllianzGI High Yield Bond Fund, AllianzGI Short Duration High Income Fund and AllianzGI Short Term Bond Fund

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000+	0.00%	0.00%(1)
(1)

Investors who purchase $1,000,000 or more of the Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1.00% if they redeem such shares during the first 18 months after their purchase.

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AllianzGI Emerging Markets Debt Fund, AllianzGI Green Bond Fund and AllianzGI High Yield Bond Fund

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$99,999	3.90%	3.75%
$100,000–$249,999	3.36%	3.25%
$250,000–$499,999	2.30%	2.25%
$500,000–$999,999	1.78%	1.75%
$1,000,000–$2,000,000	0.00%	0.00%(1)
$2,000,001+	0.00%	0.00%(1)
(1)

Investors who purchase $1,000,000 or more of the Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1.00% if they redeem such shares during the first 18 months after their purchase.

AllianzGI Short Duration High Income Fund and AllianzGI Short Term Bond Fund

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$99,999	2.30%	2.25%
$100,000–$249,999	1.27%	1.25%
$250,000+	0.00%	0.00%(1)
(1)

As of April 1, 2015, investors who purchase $250,000 or more of the Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 0.50% if they redeem such shares during the first 12 months after their purchase. Purchases of $250,000 or more of the AllianzGI Short Duration High Income Fund’s Class A shares made prior to April 1, 2015 will remain subject to a CDSC of 1.00% if redeemed during the first 18 months after purchase.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one or more Funds or series of Allianz Funds that offer Class A shares (together, “Eligible Funds”), are summarized below and are described in greater detail in the Statement of Additional Information.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).  A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor for purposes of determining the applicable front-end sales charge.

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii) an employee benefit plan of a single employer

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

For example, the following illustrates the operation of the Right of Accumulation:

•

Example:  If a shareholder owned Class A shares of the AllianzGI International Small-Cap Fund with a current NAV of $10,000 and Class C shares of the AllianzGI NFJ Emerging Markets Value Fund with a current NAV of $15,000 and he wished to purchase Class A shares of the AllianzGI Best Styles Global Equity Fund with a purchase price of $30,000 (including sales charge), the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the AllianzGI Best Styles Global Equity Fund, rather than the 5.50% rate that would otherwise apply to a $30,000 purchase. The discount will be applied only to the current purchase (i.e., the $30,000 purchase), not to any previous transaction.

Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Prospectus	317

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter. The market value of your current holdings (as defined under “Right of Accumulation and Combined Purchase Privilege”) as of the day prior to the effective day of the Letter of Intent may count towards satisfying the Letter of Intent. The 13-month period during which the Letter of Intent is in effect will begin on the date the Letter of Intent is received by the Fund. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested. Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Eligible Funds under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Eligible Fund, you and your spouse each purchase Class A shares of the AllianzGI Global Water Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Eligible Funds to qualify for the 3.50% sales charge on the total amount being invested.

Shares purchased or held through a Plan Investor (as defined in the Statement of Additional Information) or any other employer-sponsored benefit program do not count for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charges on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales charges) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Notification of eligibility for reduced sales charges.  In many cases, neither the Trust or Allianz Funds (together the “Trusts”) as applicable, the Distributor nor State Street Bank and Trust Company, in its capacity as transfer agent (which obligations it has delegated to DST Asset Manager Solutions, Inc.) (the “Transfer Agent”) will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Reinstatement Privileges.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined. See “How Fund Shares Are Priced” in this Prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for U.S. federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor’s broker.

Sales at Net Asset Value.  Each Fund may sell its Class A shares at NAV without a sales charge to

(i) Affiliated individuals or entities defined here:

•

current, former or retired officers, trustees, directors or employees of the Trust, Allianz Funds, Allianz Asset Management of America L.P., AllianzGI U.S. or the Distributor, other affiliates of AllianzGI U.S. and funds advised or subadvised by any such affiliates, provided that any such former employee established an account holding Fund shares during his or her period of employment;

318	Allianz Multi-Strategy Funds

•

a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and;

•	any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;

(ii) current registered representatives and other full-time employees of brokers that sell Fund shares or such persons’ spouses or for trust or custodial accounts for their minor children;

(iii) trustees or other fiduciaries; and participants purchasing shares for plans sponsored by employers, professional organizations or associations or charitable organizations;

(iv) participants investing through accounts known as “wrap accounts” where a broker or dealer is paid a single, inclusive fee for brokerage and investment management services;

(v) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers that use a Fund in particular investment products or programs or in particular situations and where sales of Fund shares at NAV are a feature of the product or program offering; and

(vi) accounts for which there is no broker of record listed on the account.

The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (vii) above except that the Distributor will pay initial commissions to any dealer for sales to purchasers described under sub-paragraph (iii) above provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions.

In addition, each Fund may issue its Class A shares at NAV without a sales charge pursuant to the automatic reinvestment of income dividends or capital gains distributions or in connection with plans of reorganization involving the Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

Current registered representatives and other full-time employees of brokers that sell Fund shares or such persons’ spouses or trusts or custodial accounts for their minor children may purchase Class A shares at NAV without a sales charge. The minimum initial investment in each case is $1,000 per Fund and the minimum subsequent investment is $50. Further information about sales charge waivers is included throughout this “Classes of Shares—Initial Sales Charges—Class A Shares” section and elsewhere in this “Classes of Shares” section.

Initial Sales Charges—Class T Shares	Class T shares are sold at a public offering price equal to their NAV per share plus a sales charge. Class T shares do not provide for the opportunity to reduce or waive the initial load or sales charges, either through a right of accumulation or through a letter of intent. In addition, shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions or in connection with plans of reorganization involving the Fund, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party, are issued at NAV and are not subject to any sales charges. The initial sales charge you pay varies depending on the size of your purchase, as set forth below.

All Funds

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$249,999	2.56%	2.50%
$250,000–$499,999	2.04%	2.00%
$500,000–$999,999	1.52%	1.50%
$1,000,000+	1.01%	1.00%

Initial Sales Charges—Other Share Classes	As discussed above, only Class A and Class T shares of the Funds are subject to an initial sales charge. In addition, the maximum allowable single purchase of Class C shares of the AllianzGI Short Duration High Income Fund is limited to $249,999.

Contingent Deferred Sales Charges (CDSCs)—Class C Shares

Class C shares are sold at their current NAV without any initial sales charge. A CDSC is imposed if an investor redeems Class C shares within a certain time period after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current NAV of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts

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remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed.

Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

For more information about the Class C CDSC, contact the Distributor at 1-800-988-8380.

Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within the time periods specified below, you will pay a CDSC as indicated.

Class C Shares	Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
	First	1.00%
	Thereafter	0.00%

CDSCs on Class A Shares	For purchases of Class A shares of all Funds other than the Short Duration High Income Fund and Short Term Bond Fund, investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1.00% CDSC if such shares are redeemed within 18 months of their purchase. For purchases of Class A shares of the Short Duration High Income Fund and Short Term Bond Fund, investors who purchase $250,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 0.50% CDSC if such shares are redeemed within 12 months of their purchase. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.” The Class A CDSC does not apply to investors purchasing any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under “Initial Sales Charges—Class A Shares—Sales at Net Asset Value” above.

For purchases subject to the Class A CDSC, a CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase or, in the case of the Short Duration High Income Fund and Short Term Bond Fund, within 12 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of Class A shares that will incur the lowest CDSC. Any CDSC imposed on a redemption of Class A shares is paid to the Distributor. The manner of calculating the CDSC on Class A shares is described below under “How CDSCs are Calculated.”

The Class A CDSC is currently waived in connection with certain redemptions as described above under “Reductions and Waivers of Initial Sales Charges and CDSCs.” For more information about the Class A CDSC, call the Distributor at 1-800-988-8380.

For Class A shares outstanding for 18 months or more or, in the case of the Short Duration High Income Fund and Short Term Bond Fund, 12 months or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the NAV of such shares.

How CDSCs are Calculated	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC.

For example, the following illustrates the operation of the Class C CDSC:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem

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$2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.

Reductions and Waivers of Initial Sales Charges and CDSCs	The CDSC applicable to Class A and Class C shares is currently waived for any redemption:

(i) in connection with required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2;

(ii) in connection with distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2;

(iii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;

(iv) following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;

(v) resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

(vi) up to 10% per year of the value of a Fund account that is subject to an Automatic Withdrawal Plan;

(vii) by Trustees, officers and employees of any of the Trusts, and by directors, officers and employees of the Distributor, AAMA or AllianzGI U.S.;

(viii) effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate NAV of shares held in such shareholder’s account is less than a minimum account size specified in this Prospectus;

(ix) of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(x) by a shareholder who is a participant making periodic purchases of not less than $50 through employer sponsored savings plans;

(xi) effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser;

(xii) by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); and

(xiii) by an account for which there is no broker of record listed on the account and in connection with which the Distributor did not pay a commission on the purchase.

The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

The discounts and commissions to dealers applicable to Class A and Class T shares may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers. This Prospectus will be amended or supplemented to describe any such discount or commission increases.

Exempt Transactions; No CDSCs	Investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):

•

A redemption by a holder of Class A or Class C shares where the Distributor did not pay at the time of purchase to the participating broker or dealer involved in the purchase of such shares the payments the Distributor normally would have paid at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).

•

A redemption by a holder of Class A or Class C shares where the Distributor did not pay at the time of purchase the payments it normally would have paid to the broker-dealer at the time of purchase in connection with such purchase.

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Exchanges and CDSCs	With respect to Class A shares subject to a CDSC or Class C shares, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.

Except as otherwise disclosed in this Prospectus, shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve-month CDSC period received in exchange for Class C shares that have an eighteen-month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months). Note, however, effective January 1, 2010, any Class C shares owned on that date or purchased thereafter will only be subject to a CDSC if redeemed during the first twelve months.

Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption. See “Exchanges” below for additional information.

Exchanges	As described and subject to any limits in “How to Buy and Sell Shares—Exchanging Shares,” a shareholder (not including a shareholder of Class T shares) may exchange shares of any Fund for shares of the same class of any other series of the Trust that is available for investment or any series of Allianz Funds that is available for investment, on the basis of their respective net asset values. Class T shares have no exchange privilege. This exchange privilege may in the future be extended to cover any “interval” funds that may be established and managed by the Manager and its affiliates. The original purchase date(s) of shares exchanged for purposes of calculating any CDSC will carry over to the investment in the new fund. For example, if a shareholder invests in Class C shares of one fund and 6 months later (when the CDSC upon redemption would normally be 1.00%) exchanges his shares for Class C shares of another fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% CDSC until one year after the date of the shareholder’s investment in the first fund as described herein.

Shares of one class of a Fund (excluding Class T shares) may be exchanged, at a shareholder’s option, directly for shares of another class (including Class T) of the same Fund (an “intra-Fund exchange”), subject to the terms and conditions described below and to such other fees and charges as set forth in the Prospectus (including the imposition or waiver of any sales charge or CDSC), provided that the shareholder for whom the intra-Fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange. From time to time, the Distributor may enter into agreements with financial intermediaries to allow them to institute, for their clients, such conversions between share classes of a Fund provided that the foregoing requirements are met. For the avoidance of doubt Class T shares may not be exchanged for shares of another class of the same Fund; however, subject to meeting eligibility and other applicable requirements, another share class of a Fund may be exchanged for Class T shares. Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels, is provided under “Distribution of Trust Shares” in the Statement of Additional Information, and/or in this Prospectus. Shares of a Fund will be exchanged for shares of a different class of the same Fund on the basis of their respective NAVs. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-Fund exchange may be required to pay an initial sales charge (load) or CDSC. Generally, intra-Fund exchanges into Class A or Class T shares will be subject to a Class A or Class T sales charge as applicable unless otherwise noted below, and intra-Fund exchanges out of Class A or Class C shares will be subject to the standard schedule of CDSCs for the share class out of which the shareholder is exchanging, unless otherwise noted below. If Class C shares are exchanged for Class A or Class T shares, a shareholder will be responsible for paying any Class C CDSCs and any applicable Class A or Class T sales charge. With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of one class of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged. If an intra-Fund exchange incurs a CDSC or sales charge, Fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisers as to the federal, state and local or non-U.S. tax consequences of an intra-Fund exchange. The Distributor will waive the applicable initial sales charges for intra-Fund exchanges that are initiated on behalf of shareholders by their financial intermediary.

Class R Shares—Specified Benefit Plans

Class R shares generally are available only to 401(k) plans, 457 plans, existing employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial intermediary (“financial service firm”) has an agreement with the

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Distributor or the Manager to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs (except through omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any financial service firm authorized to sell Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See “Buying Shares” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing shareholder servicing and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Manager or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Funds, the Manager or their affiliates may directly or indirectly pay a financial service firm or specified benefit plan an additional amount not to exceed 0.25% for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This Prospectus should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services.

Distribution and Servicing (12b-1) Plans, Service Fees, and Arrangements with Service Agents	•

Distribution and Servicing (12b-1) Plans—Class A, Class C, Class R and Class T shares.  With respect to Class A, Class C, Class R and Class T shares, the Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for each of Class A, Class C, Class R and Class T shares offered in this Prospectus. Class A and Class T shares pay only servicing fees. Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees

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may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

All Funds	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class C	0.25%	0.75%
Class R	0.25%	0.25%
Class T	0.25%	None

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class C and Class R shares of the Funds do not pay initial sales charges, the distribution fees payable on Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A and Class T shares of the Funds.

•

Service and Distribution (12b-1) Fees—Administrative Class Shares.  The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund that offers Administrative Class shares. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows the Funds that offer Administrative Class shares to use their Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for costs and expenses incurred in connection with providing certain administrative services to Administrative Class shareholders.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

•

Service Fees—Class P Shares.  The Trust has adopted an Administrative Services Plan for Class P shares of the Funds (except the Target Funds). The Plan allows a Fund to use its Class P assets to pay financial intermediaries that provide services relating to Class P shares. The Administrative Services Plan permits payments for the provision of certain administrative, recordkeeping and other services to Class P shareholders. The Plan permits a Fund to make service fee payments at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to its Class P shares. For the Target Funds, such services are paid for with a portion of fees payable by Class P shares under the Administration Agreement. Because these fees are paid out of a Fund’s Class P assets on an ongoing basis, over time they will increase the cost of an investment in Class P shares.

•

Arrangements with Service Agents—Institutional Class, Class P and Administrative Class Shares.  Institutional Class, Class P and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers. The Trust pays service and/or distribution fees with respect to Administrative Class shares indirectly to such entities. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom the Trust may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize the Manager’s investment advisory services or invest in the Funds or in other products sponsored by the Manager and its affiliates.

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For Class P shares, the Manager may make arrangements for the Funds to make payments, directly or through the Manager or its affiliate, for providing certain sub-transfer agency and related administrative services with respect to Class P shares of the Funds held through such service agents, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; furnishing shareholder sub-accounting; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, may vary from firm to firm. For these services, each Fund (except for the Target Funds) may pay an annual fee of up to 0.10% of the value of the assets in the relevant accounts. In the event the Distributor provides similar services to certain Class P shareholders, it may receive service agent fees under the Administrative Services Plan for Class P shares. The Manager and/or its affiliates may make payments to service agents for the services described in this paragraph on top of the 0.10% that each Fund (except for the Target Funds) may pay to such agents. The aggregate rate of such payments by a Fund and the Manager and/or its affiliates with regard to Class P shares may vary from service agent to service agent and, in certain circumstances, may exceed 0.10% per annum for any individual service agent. For the Target Funds, the Manager currently estimates that it and/or its affiliates generally expect to pay up to 0.10% per annum of the value of assets in the relevant accounts out of the Class P administrative fees paid under the Administration Agreement for such services. The rate of such payments with regard to Class P shares of the Target Funds may vary from service agent to service agent and, in certain circumstances, may exceed 0.10% per annum for any individual service agent. These amounts would be in addition to amounts paid by the Funds to the Trust’s transfer agents or other service providers as well as in addition to amounts described under “Payments to Financial Firms” below. The Manager and its affiliates rely primarily on contractual arrangements with the service agents to verify whether they are providing the services for which they are receiving such payments. Although the Manager and its affiliates do not audit such service agents, they may make periodic information requests to verify certain information about the services provided.

•

Payments to Service Agents and Financial Service Firms—Class R6.  No dealer compensation is paid from Fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the Distributor’s efforts to promote the sale of a Fund’s shares, sometimes referred to as “revenue sharing.” None of the Funds, the Distributor or the Manager makes any type of administrative or service payments to financial intermediaries in connection with investment in Class R6 shares.

This Prospectus should be read in connection with a financial service firm’s materials regarding its fees and services.

Payments to Financial Firms	Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which a shareholder purchases shares. Payments are made to financial firms selected by the Distributor, the Manager or their affiliates (for purposes of this subsection only, collectively, the “Distributor”). With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 1.00% of your investment in such share classes. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor from time to time makes additional payments such as cash bonuses or provides other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings or payments to financial firms to help offset the cost associated with processing transactions in Fund shares.

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A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments are made to financial firms selected by the Distributor and generally include the firms that have sold or are anticipated to sell significant amounts of shares of the Funds or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and, in many cases, will not exceed the sum of (a) 0.10% of such year’s sales by that financial firm of shares of the Trust and Allianz Funds, (b) 0.06% of the assets attributable to that financial firm invested in equity funds of the Trust and Allianz Funds, and (c) 0.03% of the assets attributable to that financial firm invested in fixed income funds of the Trust and Allianz Funds. In certain cases, the payments described in the preceding sentence are subject to minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments pursuant to an alternative formula or of an agreed-upon amount that, in many cases, will not exceed the amount that would have been payable pursuant to the formulae. Notwithstanding the foregoing, the Distributor has entered, and may continue to enter, into arrangements with certain financial firms that result in payments in excess of what would have been payable under the formulae outlined above (“Alternative Arrangements”). The Distributor may select financial firms for Alternative Arrangements based on the factors described above, in particular due to large amounts of assets a financial firm’s clients have invested in the funds of the Trust and Allianz Funds and the exclusivity of the financial firm’s partnership with the Distributor. The level of payments under an Alternative Arrangement may be calculated based on the assets invested in the Trust and Allianz Funds by the financial firm’s clients and/or the annual sales by the financial firm of shares of the Trust or Allianz Funds, or using another methodology. Because financial firms may be selected for Alternative Arrangements in part because they have significant client assets invested in the Trust and Allianz Funds, payments under Alternative Arrangements represent a significant percentage of the Distributor’s overall payments to financial firms. Currently, the payments described in this paragraph are not generally made with respect to Class R, Class R6, or Administrative Class shares. In limited circumstances at the Distributor’s discretion, the payments may be made with respect to Institutional Class and Class P shares.

In addition to or separate from the “shelf space” arrangements described above, in some cases, the Distributor will make payments, at its own expense, for special events such as a conference or seminar sponsored by one of the financial firms, which in some cases could represent a significant dollar amount. In certain instances, these special events will be attended by clients of such financial firms. The Distributor may make such payments upon the request of a financial firm and not pursuant to any agreement or commitment by the firm to provide “shelf space” or related services or in return for any level of sales of shares of the Trust or Allianz Funds or other products offered by the Distributor.

In addition, with respect to Class A, Class C, Class R and Class T shares, the Manager may make arrangements for a Fund to make payments, directly or through the Manager or its affiliates, to selected financial intermediaries (such as brokers or third party administrators) for providing certain sub-transfer agency and related administrative services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: maintaining investor accounts at the financial intermediary level and keeping track of purchases, redemptions and exchanges by such accounts; processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, may vary from firm to firm. For these services, a Fund may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account for networking fees for NSCC-cleared accounts and from $13 to $21 per account for services to omnibus accounts, or (ii) an annual fee of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These amounts would be in addition to amounts paid by the Funds to the Trust’s transfer agent or other service providers.

The payments described above may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Manager and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere

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herein paid to such financial intermediaries. Furthermore, the payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Manager rely primarily on contractual arrangements with financial intermediaries to verify whether such intermediaries are providing the services for which they are receiving such payments. Although the Distributor and the Manager do not audit such financial intermediaries, they may make periodic information requests to verify certain information about the services provided.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor or plan administrator and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Funds and the Manager will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for recordkeeping sub-transfer agency and other transfer agency administrative services to selected financial intermediaries that sell Fund shares. Please see “Management of the Funds” above.

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How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds. More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Statement of Additional Information. The Statement of Additional Information (which is available free of charge by writing the Distributor or calling 1-800-988-8380) provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs that allow you to reduce or eliminate initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Additionally, certain direct shareholders may be able to purchase shares of a Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions apply.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations	When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC or other fee. NAVs are ordinarily determined at the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” below for details.

A purchase order received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain financial intermediaries (such as retirement plans and their service providers, clearing agents, and brokerage firms trading with the Trust on an omnibus basis) on a business day prior to the close of regular trading on the NYSE will be effected at the NAV determined on such business day, provided that such order is communicated to the Trust or its designee prior to such time as agreed upon by the Trust and such intermediary after the close of regular trading on the NYSE on such business day or on the following business day. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business. If your purchase or redemption order is received by the Trust or its designee on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

A redemption request received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. However, orders received by certain broker-dealers and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an authorized person.

Orders sent to the Distributor’s P.O. Box (as described below for each share class) are not deemed “received” until they arrive at the Distributor’s facility. This may affect the date on which they are processed.

Investors who purchase shares through specified benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time you place an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or

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if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Current net asset values per share for each Fund are available on the Funds’ website at us.allianzgi.com.

Buying Shares—Classes A, C and T	You can buy Class A shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•

Directly from the Trust.  To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

You can buy Class C shares of the Funds through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

You can buy Class T shares of the Funds through your broker, dealer, or other financial intermediary. Class T shares are sold, and your account must be held, only through financial intermediaries that have an agreement with Fund’s distributor to sell Class T shares. Class T shares may not be purchased directly from the Distributor. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

If you wish to invest in Class A shares directly by mail, please send a check payable to the Allianz Family of Funds along with a completed application form to:

Allianz Family of Funds

P.O. Box 219723

Kansas City, MO 64121-9723

The Allianz Family of Funds accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the Allianz Family of Funds and should clearly indicate your account number. Please call the Distributor at 1-800-988-8380 if you have any questions regarding purchases of Class A, Class C or Class T shares by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the Allianz Funds Auto-Invest and Allianz Funds Fund Link programs. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-988-8380.

Buying Shares—Class R Shares	Class R shares of each Fund are continuously offered to specified benefit plans. See “Class R shares—Specified Benefit Plans” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services.

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Specified benefit plans may also purchase Class R shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

Specified benefit plans which wish to invest directly by mail should send a check payable to the Allianz Family of Funds, along with a completed application form to:

Allianz Family of Funds

P.O. Box 219723

Kansas City, MO 64121-9723

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Funds and should clearly indicate the relevant account number. Class R investors should call the Distributor at 1-800-988-8380 if they have any questions regarding purchases by mail.

Class R shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Transfer Agent will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan.

Investment Minimums—Class A, Class C, Class R and Class T Shares	The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The Trust does not currently issue share certificates.

The following investment minimums apply for purchases of Class A, Class C and Class T shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment in certain situations at their discretion. Please see the Statement of Additional Information for details.

For Class R shares of the Funds, specified benefit plans may establish various minimum investment and account size requirements. Plan participants should contact their plan administrator for more information.

Buying Shares— Institutional Class,Class P and Administrative Class Shares	Investors may purchase Institutional Class, Class P and Administrative Class shares of the Funds at the relevant NAV of that class without a sales charge. The Statement of Additional Information provides technical information about certain features that are offered exclusively to investors in Institutional Class shares by the Trust.
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Investment Minimums.  The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

•

Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to Allianz Family of Funds, 430 W. 7th Street, Ste. 219968, Kansas City, MO 64105-1407 (express, certified or registered mail) or, to Allianz Family of Funds, P.O. Box 219968, Kansas City, MO 64121-9968 (regular mail). A Client Registration Application may be obtained by calling 1-800-498-5413.

Except as described below, an investor may purchase Institutional Class, Class P and Administrative Class shares by wiring federal funds to the Transfer Agent. In order to receive instructions for wire transfer the investor may telephone the Trust at 1-800-498-5413. At that time investors should provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, and amount being wired.

Additionally, Institutional Class investors may send a check payable to the Allianz Family of Funds along with a completed application form to: Allianz Family of Funds, P.O. Box 219968, Kansas City, MO 64121-9968.

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An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Manager or one of its affiliates, or from an investment by broker-dealers, institutional clients or other financial intermediaries that have established a shareholder servicing relationship with the Trust on behalf of their customers, or in other circumstances as may be agreed to by the Manager.

•

Additional Investments.  An investor may purchase additional Institutional Class, Class P and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above. Additionally, for Institutional Class shares, an investor may send a check payable to the Allianz Family of Funds, at the P.O. Box address noted above.

•

Other Purchase Information.  Purchases of a Fund’s Institutional Class, Class P and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

Other Purchase Information	The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Classes of shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of the Funds are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Manager intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

•

Retirement Plans.  Institutional Class, Class P and Administrative Class shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, existing 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Other Purchase Information— Class A Shares	Class A shares of each Fund are also continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged.

In addition to being offered directly to shareholders, Class A shares also are offered through financial service firms. In connection with purchases, a financial service firm is responsible for forwarding all necessary information to the Distributor, and may charge for such services. To purchase shares of the Funds directly from the Distributor, an investor should inquire about the other classes of shares offered by the Trust. An investor may call the Distributor at 1-800-988-8380 for information about other Class A investment options.

If purchased through a financial service firm, Class A shares of the Funds will be held in a shareholder’s account at a financial service firm and, generally, the firm will hold a shareholder’s Class A shares in nominee or street name as your agent. In most cases, the Transfer Agent will have no information with respect to or control over accounts of specific Class A shareholders and a shareholder may obtain information about accounts only through the financial service firm. In certain circumstances, the firm may arrange to have shares held in a shareholder’s name or a shareholder may subsequently become a holder of record for some other reason (for instance, if you

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terminate your relationship with your firm). In such circumstances, a Class A shareholder may contact the Distributor at 1-800-988-8380 for information about the account. In the interest of economy and convenience, certificates for Class A shares will not be issued.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Other Purchase Information—Class T Shares	Class T shares are offered through financial service firms. In connection with purchases, a financial service firm is responsible for forwarding all necessary information to the Distributor, and may charge for such services.

If purchased through a financial service firm, Class T shares of the Funds may be held in a shareholder’s account at a financial service firm and, generally, the firm will hold a shareholder’s Class T shares in nominee or street name as your agent. In most cases, the Transfer Agent will have no information with respect to or control over accounts of specific Class T shareholders and a shareholder may obtain information about accounts only through the financial service firm.

Buying Shares—Class R6 Shares	Class R6 shares are offered for 401(k) plans, 457 plans, existing employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans whereby the plan or the plan’s broker, dealer or other financial intermediary (“financial service firm”) has an agreement with the Distributor or the Manager to utilize Class R6 shares in certain investment products or programs (collectively, “Class R6 Eligible Plans”). Class R6 shares are available only to Class R6 Eligible Plans where Class R6 shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level, platform level or at the level of the plan’s financial service firm).

Except as stated below, Class R6 shares are not available to retail or institutional investors that do not qualify as Class R6 Eligible Plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

Class R6 shares are also available for investment by registered funds and 529 portfolios that are advised or sub-advised by AllianzGI U.S. or its affiliates.

Class R6 shares may also be available for investment by Trustees, officers and current and former employees of the Trust, Allianz Funds, the Manager and the Distributor and their affiliates and their immediate family members, and trusts or plans primarily for the benefit of such persons.

Class R6 shares are continuously offered to Class R6 Eligible Plans. Class R6 Eligible Plan participants may purchase Class R6 shares only through their specified benefit plans. In connection with purchases, Class R6 Eligible Plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Class R6 Eligible Plans and financial service firms may charge for such services.

Class R6 Eligible Plans may also purchase Class R6 shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R6 shares either by mail or through a variety of other purchase options and plans offered by the Trust. Class R6 Eligible Plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

Class R6 Eligible Plans which wish to invest directly by mail should send a check payable to the Allianz Family of Funds, along with a completed application form to:

Allianz Family of Funds

P.O. Box 219968

Kansas City, MO 64121-9968

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Funds and should clearly indicate the relevant account number. Class R6 investors should call the Trust at 1-800-498-5413 if they have any questions regarding purchases by mail.

Class R6 shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R6 shares through the account of a financial service firm) and, generally, Class R6 Eligible Plans will hold Class R6

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shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Transfer Agent will have no information with respect to or control over accounts of specific Class R6 shareholders and participants may obtain information about their accounts only through their plan.

Investment Minimums.  There is no minimum initial investment, and no minimum required to maintain an account, for Class R6 shares for Class R6 Eligible Plans and other eligible investors.

Disclosure Relating to the AllianzGI Convertible Fund	Effective Thursday, January 16, 2014, (the “Effective Date”), shares of AllianzGI Convertible Fund (for purposes of this paragraph only, the “Fund”) are no longer available for purchase by any new investor, and shareholders of other series of the Trust or series of Allianz Funds are no longer permitted to exchange any of their shares for shares of the Fund. Shareholders of the Fund who held their shares prior to the Effective Date, including Specified Benefit Plans, 529 Plans, affiliated funds-of-funds and certain model based portfolio management programs that include the Fund in their program, may continue to purchase or exchange shares of the Fund, so long as the Plan or program continues to include the Fund. Specified Benefit Plans, for these purposes, include 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. 529 Plans include college savings plans established under Section 529 of the Internal Revenue Code for which the Distributor and its affiliates provide management services, and affiliated funds-of-funds are affiliated with, advised or sub-advised by AllianzGI U.S. Existing shareholders of the Fund may continue to reinvest distributions of the Fund’s shares.

The Trust and the Distributor each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

In compliance with Rule 22c-2 under the 1940 Act, the Distributor has entered and will enter into agreements with financial intermediaries that trade with the Trust on an omnibus basis pursuant to which such financial intermediaries must, upon request, provide the Funds with certain shareholder identity and trading information so that the Funds can detect, prevent and report market timing or excessive short term trading. If a Fund detects market timing activities either at the omnibus or individual account level, the Fund may require the financial intermediaries to take actions to curtail the activity, which may include restricting a shareholder’s trading activity in the Fund

Certain of the Funds’ and Underlying Funds’ (for purposes of this paragraph, the “Funds”) investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’ NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high-yield or other securities that are thinly traded and more difficult to value.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

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The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Manager each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Manager, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Trust and its service providers to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Minimum Account Size	Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. There is no minimum initial investment for Class R6 shares for Class R6 Eligible Plans and other eligible investors.

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Class A, Class C, Class R and Class T.  If your balance for any Fund remains below the minimum for three months or longer, the Manager has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your accounts with the Trust and Allianz Funds exceeds $50,000.

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Institutional Class, Class P, Class R6 and Administrative Class.  The Trust reserves the right to redeem Institutional Class, Class P, Class R6 and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

Notwithstanding the foregoing, due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account and without any prior notice for their then-current value (which will be promptly paid to the investor) if at any time, and for any reason, including solely due to declines in NAV, the shares in the account do not have a value of at least $20. Additionally, the Manager and the Distributor each reserves the right to assess an annual fee of $15 for any accounts with balances that fall below $1,000, subject to the Distributor’s right to make exemptions on a case by case basis. For more information, see “Additional Information about Purchases, Exchanges and Redemptions of Class A, Class C, Class R, Class T, Class R6, Class P, Institutional Class and Administrative Class Shares” in the Statement of Additional Information.

Escheatment	If your account is held directly with a Fund and is later deemed “abandoned” or “unclaimed” under state law, the Fund may be required to “escheat” or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell or redeem escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold or redeemed. The Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Exchanging Shares

Except as provided below and/or in the applicable Funds’ or series’ prospectus(es), you may exchange Class A, Class C, Class R, Institutional Class, Class R6, Class P and Administrative Class shares of any Fund for the same Class of shares of any other Fund or of another series of Allianz Funds that offers the same Class of shares. Class T shares are not eligible for such exchanges. Shareholders interested in such an exchange may request a prospectus for these other series by contacting the Trust. Shares are exchanged on the basis of their respective NAVs (without a sales charge) next calculated after your exchange order is received by the Trust or its designee.

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Currently, the Trust does not charge any exchange fees. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

For Class A, and Class C shares, exchanges are subject to the $1,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds Auto-Exchange plan.

For Class R shares, specified benefit plans or financial service firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges. Specified benefit plans may also limit exchanges to Funds offered as investment options in the plan, and may establish certain privileges with respect to exchanges of Class R shares. Plan participants should contact their plan administrators to exchange Class R shares and for additional information about the exchange privilege. Plan administrators should contact their financial service firm for information about the firm.

In the case of Institutional Class, Class R6, Class P and Administrative Class shares, an exchange may be made by following the redemption procedure described below under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413. With respect to Institutional Class, Class R6, Class P, Administrative Class and Class R shares, an investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available.

In certain circumstances, shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to the Allianz Family of Funds, P.O. Box 219723, Kansas City, MO 64121-9723. You can get an exchange form by calling the Distributor at 1-800-988-8380.

Additionally, certain direct shareholders may be able to make exchanges online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link on the top of that webpage, and following instructions. Some restrictions may apply.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” above. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options.

Selling Shares— Classes A, C and T	You can sell (redeem) Class A, Class C or Class T shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

•

Directly from the Trust by Written Request.  To redeem Class A, Class C or Class T shares directly from the Trust by written request, you must send the following items to the Allianz Family of Funds, P.O. Box 219723, Kansas City, MO 64121-9723:

(1)  a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2)  for certain redemptions described below, a guarantee of all signatures on the written request or accompanying stock power, if required, as described under “Signature Validation” below; and

Prospectus	335

(3)  any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-988-8380 before submitting a request to redeem Class A, Class C or Class T shares. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and/or stock power must be guaranteed as described under “Signature Validation” below. The Distributor may, however, waive the signature validation requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-988-8380.

Additionally, certain direct shareholders may be able to redeem shares of a Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Selling Shares— Class R Shares	Class R shares may be redeemed through the investor’s plan administrator on any day the NYSE is open. Investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although specified benefit plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services. Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Selling Shares— Institutional Class, Class R6, Class P and Administrative Class Shares— Redemptions of Shares Held Directly with the Trust	•

Redemptions by Mail.  An investor may redeem (sell) shares held directly with the Trust by submitting a written request to Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968 (regular mail) or The Allianz Family of Funds, 430 W. 7th Street, Ste. 219968, Kansas City, MO 64105-1407 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

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•

Redemptions by Telephone or Other Means.  An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to azprocess@dstsystems.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature sent as an attachment consisting of a PDF file, for example) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes the Manager and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by the Manager or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and the Manager or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays (which may be considerable) in exercising telephone redemption privileges during periods of market volatility. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Selling Shares—Institutional Class, Class R6, Class P and Administrative Class Shares— Redemptions of Shares Held Through Intermediaries or Financial Service—Firms	You can sell (redeem) shares through your financial service firm on any day the New York Stock Exchange is open. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your shares, you may contact the Distributor at 1-800-498-5413 for Institutional Class, Class R6, Class P and Administrative Class shares for information regarding how to sell your shares directly to the Trust.
Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemption Fees	The Trust does not charge any redemption fees on the redemption or exchange of Fund shares.

Other Redemption Information	For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and in certain cases must be accompanied by a signature validation from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. A signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which

Prospectus	337

may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

In addition, for taxable shareholders, a redemption is generally a taxable event that will generate capital gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

Timing of Redemption Payments	Payment of redemption proceeds will ordinarily be made on the next business day after the redemption request regardless of the method of payment (e.g. , payment by check, wire or electronic transfer (ACH)), but may take up to seven calendar days. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the federal securities laws. In cases where shares have recently been purchased directly from the Trust by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. The Transfer Agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account of a “Specified Adult” (as defined in FINRA Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.

How the Trust Raises Redemption Proceeds	Under normal conditions, the Trust expects to meet redemption requests for a Fund’s shares by using cash or cash equivalents in the Fund’s portfolio, selling the Fund’s portfolio assets to generate cash, accessing overdraft protection available to the Trust pursuant to the Trust’s agreement with its custodian, drawing on the Trust’s line of credit, engaging in interfund lending or by distributing the Fund’s portfolio assets in-kind. The Trust expects to select the method of meeting redemptions on a case-by-case basis, depending on the then-current circumstances and market conditions. As described below under “Redemptions in Kind,” the Trust has agreed to redeem Fund shares in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. Additional redemptions may be paid through in-kind transfers of securities. The Fund selects securities to sell to generate liquidity on the basis of a range of criteria, including, without limitation, liquidity, the Fund’s then-current portfolio composition and/or the portfolio managers’ outlook for specific securities or the market as a whole. In the event the Fund elects to distribute securities in-kind to meet the redemption request, the Fund will distribute a pro rata slice of the Fund’s portfolio securities, subject to certain limitations including odd-lot amounts of securities and restrictions imposed by the shareholder.

The Trust may be more likely to deem in-kind transfers necessary and appropriate, and may also be more likely to draw on its line of credit or engage in interfund lending, during times of deteriorating market conditions or market stress, or when the Fund’s portfolio has increased exposure to less liquid securities. The Fund’s ability to redeem in-kind may be more limited with respect to securities that are subject to transfer restrictions.

Redemptions in Kind	The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution. Such securities remain subject to market risk until they are sold. You may recognize capital gain or loss upon the disposition of such securities.

Cost Basis Reporting	When you redeem, sell or exchange Fund shares, the Fund or, if you purchase your shares through a broker, dealer or other financial intermediary, your financial intermediary generally is required to report to you and the IRS on an IRS Form 1099-B or other applicable form cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting requirement is effective for Fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem, sell or exchange those shares. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the

338	Allianz Multi-Strategy Funds

intermediary) will apply. Please consult the Fund’s Web site at us.allianzgi.com, or your financial intermediary, as applicable, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis in Fund shares acquired prior to January 1, 2012.

Certificated Shares	The Trust currently does not, and has no intention to, issue share certificates. Should it do so in the future, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Validation” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation	When a signature validation is called for, a “Medallion” signature validation or a Signature Validation Program (SVP) stamp will be required. A Medallion signature validation or an SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. In individual cases, the Trust may also waive the signature validation requirements at its discretion.

Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person who opens a new account:

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Individuals opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of the account.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Shares of the Funds are publicly offered for sale only in the U.S., its territories and possessions.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of a Fund’s prospectus and each annual and semiannual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-988-8380 for Class A, Class C, Class R and Class T shares, and 1-800-498-5413 for Institutional Class, Class R6, Class P and Administrative Class shares. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

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How Fund Shares Are Priced

The net asset value per share (“NAV”) of each class of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The assets of each Target Fund consist primarily, and the assets of the Global Allocation Fund may consist primarily or partially, of shares of the Affiliated Underlying Funds, which are valued at their respective NAVs. Fund and Affiliated Underlying Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees of the Funds or an Affiliated Underlying Fund may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Market values for Affiliated Underlying Funds are generally equal to their published NAVs as of the Valuation Time. Short-term investments by the Funds and the Affiliated Underlying Funds having a remaining maturity of 60 days or less will be valued at amortized cost unless the Board of Trustees or its Valuation Committee determines that particular circumstances dictate otherwise.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Funds utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities where appropriate. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

340	Allianz Multi-Strategy Funds

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on certain classes of shares are expected to be lower than dividends on other shares as a result of the administrative fees, distribution and/or servicing fees or other expenses applicable only to certain classes of shares. The table below shows when each Fund intends to declare and distribute income dividends to shareholders of record. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

Allianz Fund	At Least Annually	Quarterly	Monthly
AllianzGI Convertible Fund, AllianzGI Emerging Markets Debt Fund, AllianzGI Global Allocation Fund, AllianzGI Global High Yield Fund and AllianzGI NFJ Emerging Markets Value Fund		•

AllianzGI Core Bond Fund, AllianzGI Core Plus Bond Fund, AllianzGI Floating Rate Note Fund, AllianzGI Green Bond Fund, AllianzGI High Yield Bond Fund, AllianzGI Multi Asset Income Fund, AllianzGI PerformanceFee Structured US Fixed Income Fund, AllianzGI Preferred Securities and Income Fund, AllianzGI Short Term Bond Fund and AllianzGI Short Duration High Income Fund

•
All other Funds	•

In addition, each Fund distributes any net capital gains (i.e., the excess of net long-term gains over net short-term losses) it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The amounts of a Fund’s distributions to shareholders may vary from period to period.

A Fund’s dividend and capital gain distributions with respect to Class R6, Administrative Class, Class P or Institutional Class shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

For Class A, Class C and Class R shares, you can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.

•

Invest all distributions in shares of the same class of any other Fund or series of Allianz Funds that offers that class shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. Class R shareholders may utilize this distribution option only if it is offered by your specified benefit plan, and only with respect to Funds or other series that are investment options offered by the plan. For Class A, Class C and Class R shares, you must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-988-8380.

•

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial service firm). For Class A, Class C and Class R shares, you must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-988-8380. For Class R shares, cash distributions will be credited to your account at your specified benefit plan if this option is elected when your account is established.

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For Class T shares you can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.

•

Receive all distributions in cash either paid directly to you or credited to your account with your broker or other financial service firm. To receive distributions in cash, you must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-988-8380.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and any such dividend or capital gain distribution check(s) remain uncashed for more than six months, the proceeds may be invested in additional Fund shares at the NAV calculated on the day of such investment. Additionally, if you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker, plan administrator or other financial intermediary, or call the Distributor at 1-800-988-8380 for Class A, Class C, Class R and Class T shares or the Trust at 1-800-498-5413 for Institutional Class, Class R6, Class P and Administrative Class shares.

342	Allianz Multi-Strategy Funds

Tax Consequences

This section summarizes some of the important U.S. federal income tax consequences to U.S. persons of investing in the Funds. An investment in the Funds may have other tax implications. You should consult your tax advisor for information concerning the possible application of federal, state, local, or non-U.S. tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Each Fund has elected (or in the case of a new fund intends to elect) to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. A Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

•

Taxes on Fund Distributions. If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions in the manner described herein whether they are paid in cash or reinvested in additional shares of the Funds. The Funds will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you received each year.

For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains. Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. The treatment of Fund distributions of capital gains is based on how long the Fund owned (or is deemed to have owned) the investments that generated those gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gains in excess of net long-term capital losses will be taxable to you as ordinary income.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed to individual shareholders at the rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. If a Fund receives dividends from an Underlying Fund that the Underlying Fund has reported as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund. Distributions from REITs generally do not qualify as qualified dividend income.

A Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any Capital Gain Dividends, and net gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of your shares.

To the extent that a Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (“pre-2011 losses”), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if that Fund then distributes capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess that is supported by the Fund’s current earnings and profits will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Any pre-2011 losses incurred by the Funds have either been utilized or have expired as of September 30, 2018. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase

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shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

A Fund’s transactions in derivatives, short sales, or similar or related transactions could affect the amount, timing and character of distributions from the Fund, and could increase the amount and accelerate the timing for payment of taxes by shareholders. In particular, a Fund’s options transactions could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are treated and taxable to shareholders as ordinary income. A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund, and, therefore, could increase the amount of taxes payable by shareholders.

Investments through tax-qualified retirement plans and other tax-advantaged investors are generally not subject to current federal income tax, although certain real estate-related income may be subject to special rules, including potential taxation and reporting requirements. Shareholders should consult their tax advisers to determine the precise effect of an investment in a Fund on their particular tax situation.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things, derive at least 90% of its income from certain specified sources (such income, “qualifying income”). Income from certain commodity-linked investments does not constitute qualifying income to a Fund. The tax treatment of certain other commodity-linked investments is not certain, in particular with respect to whether income and gains from such investments constitute qualifying income. If such income were determined not to constitute qualifying income and were to cause a Fund’s nonqualifying income to exceed 10% of the Fund’s gross income for any year, the Fund would fail the 90% gross income test described above. The Fund could, in some cases, cure such failure by paying a Fund-level tax. If the Fund were ineligible to or otherwise did not cure such failure for any year, its taxable income and gains would be subject to tax at the fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income. A Fund’s ability to pursue its investment strategy and achieve its investment objective may be limited by its intention to qualify as a regulated investment company.

AllianzGI PerformanceFee Managed Futures Strategy Fund may gain exposure to commodity markets by investing in the Subsidiary, AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd. It is expected that as much as all of the Subsidiary’s income will be “subpart F income” currently included in the Fund’s income as ordinary income for U.S. federal income tax purposes. The rules regarding the circumstances in which such subpart F inclusions will be treated as “qualifying income” for purposes of the 90% gross income requirement described above are unclear and currently under consideration. In the absence of further guidance, the Fund will seek to ensure that it satisfies the 90% gross income requirement, including but not limited to by ensuring that the Subsidiary timely distributes to the Fund an amount equal to the Subsidiary’s subpart F income by the end of the Subsidiary’s taxable year. In order to make such distributions, the Subsidiary may be required to sell investments, including at a time when it may be disadvantageous to do so. Shareholders should consult the Statement of Additional Information (“SAI”) for additional information.

The tax issues relating to these and other types of investments and transactions are described more fully under “Taxation” in the Statement of Additional Information.

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Taxes When You Sell (Redeem) or Exchange Your Shares.  Any gain resulting from the sale (or redemption) of Fund shares generally will be taxed to you as capital gain. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale and any gain realized on such transfer will be taxed as capital gain. See “Cost Basis Reporting” above for a description of reporting rules relating to certain redemptions of Fund shares.

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A Note on Non-U.S. Investments.  A Fund or Underlying Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If a Fund or Underlying Fund meets certain requirements relating to its asset holdings, a Fund may be able to elect to pass through to its shareholders a deduction or credit for foreign taxes. If a Fund does not qualify for or chooses not to make such an election, shareholders generally will not be entitled to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if a Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. In addition, a Fund’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

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Backup Withholding.  The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Funds with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding.

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Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified in the Fund Summaries and under “Principal Investments and Strategies of Each Fund” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Manager and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Disclosure Relating to Funds Investing in Underlying Funds	Certain Funds may invest significantly or primarily in Underlying Funds. To the extent a Fund invests assets in shares of an Underlying Fund, the risks of investing in such a Fund are closely related to the risks associated with the Underlying Fund and its investments. All of the Funds, including those that invest primarily in Underlying Funds, may also invest assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, which may directly expose each such Fund to certain risks described below. The descriptions in this section are intended to address both direct investments by the Funds, and, where applicable, indirect exposure to securities and other instruments that the Funds may gain through investing in Underlying Funds.

For more information about these risks and the securities and investment techniques used by the Affiliated Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Affiliated Underlying Funds contained therein) and the Underlying Funds’ prospectuses, private placement memoranda and Statements of Additional Information. The Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees. This summary is qualified in its entirety by reference to the prospectus or private placement memorandum, and Statement of Additional Information of each Underlying Fund, which are available free of charge by calling 1-800-498-5413 (for Institutional Class, Class R6, Class P and Administrative Class shares of the Trust or Allianz Funds and series of AllianzGI Institutional Multi-Series Trust) or 1-800-927-4648 (for PIMCO Funds) or 1-888-400-4383 (for PIMCO ETF Trust), or, for other Underlying Funds, may be obtained in the manner described in the “Underlying Funds” section of this prospectus.

Common Stocks and Other Equity Securities	Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred securities. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred securities to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy. Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s earnings growth or other prospects is wrong, or if the portfolio manager’s judgment of how other investors will value the company is wrong, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

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Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts, such as ADRs, EDRs and GDRs, as described under “Non-U.S. Securities” below.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference for the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specified and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.

Companies with Smaller Market Capitalizations	Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets. Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks. Furthermore, as companies’ market capitalizations fall due to declining markets or other circumstances, such companies will have increased exposure to these risks.

Credit Risk Transfer Securities	Credit risk transfer securities are fixed- or floating-rate unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or other government sponsored entities (“GSEs”). Typically, such securities are issued at par and have stated final maturities. The securities are structured so that: (i) interest is paid directly by the issuing GSE, and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE (“reference obligations”). The performance of the securities will be directly affected by the selection of the reference obligations by the GSE. Such securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of securities will have credit exposure to the reference obligations and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the reference obligations, any prepayments by borrowers and any removals of a reference obligation from the pool.

Credit risk transfer securities are unguaranteed and unsecured debt securities issued by the GSE and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a GSE fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario.

Each Fund may also invest in credit risk transfer securities that are issued by private entities, such as banks or other financial institutions. Such securities are subject to risks similar to those associated with credit risk transfer securities issued by GSEs.

The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other GSEs or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.

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Initial Public Offerings	The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Industry Focus	Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. See “Summary of Principal Risks—Focused Investment Risk” above.

Consumer-Related Companies.  The AllianzGI Emerging Markets Consumer Fund focuses its investments in the consumer and consumer-related sectors will be subject to the risks particular to those sectors, including those of the following related industries.

The consumer staples industries can be significantly affected by such factors as demographic and product trends, competitive pricing, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates and consumer confidence.

The consumer discretionary industries can be significantly affected by such factors as the performance of the overall economy, interest rates, competition, consumer confidence, disposable household income and consumer spending, and changes in demographics and consumer tastes.

The healthcare industry can be significantly affected by such factors as government regulation and reimbursement levels, changes in government subsidies, government approval of products and services that could have a significant effect on price and availability and rising costs of medical products and services. Changes in government and private payment systems, such as increased use of managed-care arrangements also affect the volatility of the industry. A healthcare company’s valuation is often based largely on potential and actual performance of a limited number of products.

Non-U.S. Securities	The Funds may invest in non-U.S. securities. Non-U.S. securities may include, but are not limited to, securities of companies that are organized and headquartered outside the U.S. (including securities traded in local currencies); non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S., dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities. To the extent a Fund employs investment policies that designate a minimum or maximum level of investment in “non-U.S. securities,” the Manager may assess compliance with such policies by applying a variety of factors (either in addition to or in lieu of one or more of the categories described in the preceding sentence) in order to determine whether a particular security or instrument should be treated as U.S. or non-U.S. For more information about how the Manager may define non-U.S. securities for purposes of a Fund’s asset tests and investment restrictions, see the Fund’s principal investments and strategies under “Principal Investments and Strategies of Each Fund.” For more information about how the Manager may determine whether an issuer is located in a particular country, see “Location of Issuers” below.

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. Investing in these instruments exposes a Fund to credit and counterparty risk with respect to the issuer of the ADR, EDR or GDR, in addition to the risks of the underlying investment.

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Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities could be subject to withholding and other foreign taxes. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Member States of the European Union recently put in place new laws and regulations to implement the second Markets in Financial Instruments Directive (“MiFID II”) and the related Markets in Financial Instruments Regulation (“MiFIR”). These impose new regulatory obligations and costs, among other things with respect to the processes and conditions under which global asset managers such as Allianz Global Investors acquire investment research. Notably, investment managers subject to MiFID II may not receive investment research from brokers unless the investment manager pays for such research directly from its own resources, or from a separate, dedicated account paid for with client funds with client permission (or a combination of these methods). Although the Manager and the Trust are both organized in the U.S., they may be affected by MiFID II in several potential scenarios, including, without limitation, where: the Manager seeks to aggregate trades on behalf of the Trust with those of vehicles that are directly subject to MiFID II; the Manager seeks to use brokers based in the European Union; and/or the Manager or the Trust make use of advisory personnel who are subject to European Union regulation.

Emerging Market Securities	Each of the Funds that may invest in non-U.S. securities may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the Manager, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. To the extent a Fund is subject to maximum percentage limitations on investments in emerging market securities, the Fund calculates those limitations by defining “emerging market securities” as securities issued by companies located in emerging market countries. For more information about how the Manager may determine whether an issuer is “located in” a particular country, see “Location of Issuers” below. To the extent a Fund has a policy to invest a minimum percentage of its assets in emerging market securities, it may use a broader measure, for example, by investing in securities of companies that are tied economically to countries with emerging securities markets. For more information about a particular Fund’s measure of such a minimum investment policy, see the Fund’s principal investments and strategies under “Principal Investments and Strategies of Each Fund.”

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition,

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emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies	A Fund that invests directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, such as hedging against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, gaining leverage and increasing exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, these Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, any such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. In addition, to the extent that it engages in foreign currency transactions, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s).

Derivatives	Unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund,” the Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize (unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund”) include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies; and may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

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A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit and Counterparty Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. To the extent a Fund has significant exposure to a single or small group of counterparties, this risk will be particularly pronounced.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Manager in accordance with Rule 22e-4 under the 1940 Act (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. In accordance with the 1940 Act restrictions on “senior securities” and SEC staff interpretations on potential leverage through derivatives, a Fund that engages in derivatives trading routinely segregates liquid assets and/or “covers” its derivatives positions, as described in more detail in “Derivative Instruments” in the SAI. While one purpose of segregation and coverage is to mitigate the downside risks of leverage, these practices do not eliminate such risks and cannot prevent a Fund from incurring losses (including significant reductions in NAV) as a result of investing in derivatives. Leveraging risk may be especially applicable to Funds that may write uncovered (or “naked”) options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If the Manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. Derivative instruments are also subject to the risk of ambiguous

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documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

From time to time, a Fund may use participatory notes (“P-Notes”) to gain exposure to issuers in certain countries. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security.

Additionally, P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.

Equity-Related Instruments	Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that a Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, a Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.

Defensive Strategies	In response to adverse market, economic political or other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. Each of the Funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities	As used in this Prospectus, the term “fixed income securities” includes, without limitation: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Investments in U.S. Government securities and other government securities remain subject to the risks associated with downgrade or default. Unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund,” the Funds may invest in derivatives based on fixed income securities. Although most of the Funds focus on equity and related investments, the Funds may also have significant investment exposure to fixed income securities through investments of cash collateral from loans of portfolio securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest

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payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point and the price of a bond fund with a duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point. Certain fixed-income funds can have “negative” duration profiles (which may be achieved through the use of derivatives or other means), meaning they tend to increase in value in response to an increase in interest rates. For these funds, a 1% increase in interest rates would tend to correspond to a 1% increase in value for every year of negative duration. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Senior and Other Bank Loans	The Funds may invest in fixed- and floating-rate loans where a bank or other financial institution is the primary lender or agent, including loans made to or issued by U.S. or non-U.S. banks or other corporations, delayed funding loans and revolving credit facilities. Bank loans may also take the form of direct interests acquired during a primary distribution or the form of assignments of, novations of or participations in a bank loan acquired in secondary markets. The Fund may also gain exposure to bank loans and related investments through the use of total return swaps and/or other derivative instruments.

As noted, the Funds may purchase “assignments” of bank loans from lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender.

The Funds may also invest in “participations” in bank loans. Participations by the Funds in a lender’s portion of a bank loan typically will result in the Funds having a contractual relationship only with such lender, not with the borrower. As a result, the Funds may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower.

Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

A bank loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution, acting as agent, for a lending syndicate of financial institutions. The agent administers the terms of the loan, as specified in the loan agreement. In addition, the agent is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

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Purchasers of senior loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. Indebtedness of borrowers whose credit worthiness is poor involves substantially greater risks and may be highly speculative. If the Funds do not receive scheduled interest or principal payments on such indebtedness, the NAV, market price and/or yield of the common shares could be adversely affected. Senior loans that are fully secured may offer the Funds more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured senior loan would satisfy the borrower’s obligation, or that such collateral could be liquidated. Also, the Funds may invest in senior loans that are unsecured.

The interest rates on many bank loans reset frequently, and thus bank loans are subject to interest rate risk. Most bank loans are not traded on any national securities exchange. There may also be less public information available about bank loans as compared to other debt securities.

Bank loans are generally less liquid than many other debt securities. Transactions in bank loans may settle on a delayed basis (and in certain cases may take longer than seven days to settle), such that the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet the Fund’s redemption obligations until a substantial period after the sale of the loans. To the extent a senior loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. Please see “How the Trust Raises Redemption Proceeds” above for discussion on how the Funds expect to meet short-term redemption obligations. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loans and other debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation.

Senior loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price.

Senior loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the senior loan from free cash flow. The degree to which borrowers prepay senior loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Funds derive interest income will be reduced. However, the Funds may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new senior loan with the proceeds from the prepayment of the former. The effect of prepayments on a Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other senior loans that have similar or identical yields.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities or durations tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities	Securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Global Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by the Manager to be of comparable quality, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by a rating agency may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

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Credit Ratings and Unrated Securities	A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P, Fitch, Kroll Bond Rating Agency or DBRS. Moody’s, S&P, Fitch, Kroll Bond Rating Agency or DBRS and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. An Appendix to the Funds’ Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s, S&P, Fitch, Kroll Bond Rating Agency or DBRS. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Manager does not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if the Manager determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Private Placement and Restricted Securities Risk	A private placement involves the sale of securities that have not been registered under the Securities Act of 1933 (the “Securities Act”), or relevant provisions of applicable non-U.S. law. In addition to the general risks to which all securities are subject, securities acquired by a Fund in a private placement are generally subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities, and a liquid secondary market may never develop. Therefore, a Fund may be unable to dispose of such securities when it desires to do so, or at a favorable time or price. Private placements may also present valuation risks. Private placement securities include Rule 144A securities, which are eligible for purchase and sale pursuant to Rule 144A under the Securities Act. Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities. Private placement securities may be deemed illiquid and thus may be subject to each Fund’s limitation on illiquid investments, although the Funds may determine that certain private placement securities are liquid in accordance with Rule 22e-4 under the 1940 Act. See “Illiquid Securities” below.

Variable and Floating Rate Securities	Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares. Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold.

Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred securities, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible

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fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

Loans of Portfolio Securities	For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Each Fund may (but is not required to) lend portfolio securities representing up to 33 1/3% of its total assets, and many Underlying Funds lend securities to a similar degree. Collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. The Funds do not currently have a program in place pursuant to which they could lend portfolio securities. However, they may establish such a program in the future. Please see “Investment Objectives and Policies—Securities Loans” in the Statement of Additional Information for details.

Short Sales	Each Fund may make use of short sales for investment and risk management purposes, including when the Manager anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. Alternatively or in combination with direct short sales, the Fund may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund may engage in short sales that are not “against the box,” which involve additional risks. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. A Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same

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time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Fund to the extent that it utilizes short sales. See “Summary of Principal Risks—Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. See “Summary of Principal Risks—Credit and Counterparty Risk”. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In certain market and regulatory environments, a Fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the Fund’s short-selling of individual securities on adequate terms. Following recent economic developments, including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, Funds may be unable to engage in short sales of individual securities on traditional terms. They may instead seek all of their short exposure through derivatives. To the extent a Fund achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above. See “Investment Objectives and Policies—Short Sales” in the Statement of Additional Information for more detail.

When-Issued, Delayed Delivery and Forward Commitment Transactions	Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings	Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Manager in accordance with Rule 22e-4 under the 1940 Act to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

Each Fund also may borrow money to the extent permitted under the 1940 Act, subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information.

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In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Reverse repurchase agreements, dollar rolls and other forms of borrowings will create leveraging risk for a Fund. See “Summary of Principal Risks—Leveraging Risk.”

Illiquid Securities	A Fund may not purchase or otherwise acquire any illiquid securities if, immediately after the acquisition, the value of illiquid securities held by the Fund would exceed 15% of the Fund’s net assets. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.

However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This generally includes securities that are unregistered, such as securities issued pursuant to Rule 144A under the Securities Act, or that are otherwise exempt from registration under the Securities Act, such as commercial paper. If any Fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its NAV, report the occurrence in compliance with Rule 30b1-10 under the 1940 Act and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities.

REITs and Real Estate-Related Investments	The Funds may invest in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives. REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in real estate-related investments, such as securities of real estate-related companies, REITs, REOCs and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. The value of investments in the real estate sector also may be affected by macroeconomic developments, and social economic trends. A Fund investing in REITs and/or REOCs is also subject to the risk that a REIT or REOC will default on its obligations or go bankrupt. As with any investment in real estate, the performance of a REIT or REOC will also depend on factors specific to that instrument, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the management of such REIT or REOC. To the extent a REIT or REOC is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs and/or REOCs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of such REITs and REOCs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Mortgage-Related and Asset-Backed Securities

Each Fund may invest in mortgage-related securities, and in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-

358	Allianz Multi-Strategy Funds

related or asset backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly. Certain debt securities are also secured with collateral consisting of mortgage-related securities.

Mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or GSE guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool. The loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Investment in Other Investment Companies	Each Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of another investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in other investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary under the heading “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses do not include expenses associated with investments in the securities of unaffiliated investment companies unless those companies hold themselves out to be investment companies. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change sub-advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience substantially increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, certain of the Funds had a portfolio turnover rate in excess of 100% as noted in the Fund Summary of each such Fund. These and other Funds may have portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies

The investment objective of each of the Funds is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to additional restrictions on its ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the AllianzGI Best Styles Global Equity, AllianzGI Best Styles International Equity, AllianzGI Best Styles U.S. Equity, AllianzGI Convertible, AllianzGI Core Bond, AllianzGI Core Plus Bond, AllianzGI Emerging Markets Consumer, AllianzGI Emerging Markets Debt, AllianzGI Emerging Markets Small-Cap, AllianzGI Floating Rate Note, AllianzGI Global

Prospectus	359

High Yield, AllianzGI Global Water, AllianzGI High Yield Bond, AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI NFJ Emerging Markets Value, AllianzGI PerformanceFee Structured US Equity, AllianzGI PerformanceFee Structured US Fixed Income, AllianzGI Preferred Securities and Income, AllianzGI Short Duration High Income, AllianzGI Short Term Bond, AllianzGI Ultra Micro Cap and AllianzGI U.S. Equity Hedged Funds has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 (which policy is set forth in the Statement of Additional Information) and will not change such policy as it is stated in each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the SEC from time to time. However, as noted in its Fund Summary, the AllianzGI Green Bond Fund has adopted an 85% investment policy (which policy is also set forth in the Statement of Additional Information), in excess of the regulatory requirement. To the extent the AllianzGI Green Bond Fund changes its policy to a threshold lower than 80%, it will provide shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the SEC from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds	In addition to the risks described under “Summary of Principal Risks” above and in this section, to the extent a Fund is recently formed, it would have limited performance history, or even none at all, for investors to evaluate. Also, it is possible that newer funds and smaller-sized funds (including funds that have lost significant assets through market declines or redemptions) may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the funds’ size, have a disproportionate impact on the funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure	Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives (based on either notional or mark-to-market value depending on the instrument and circumstances), placement warrants or other structured products. Such exposure may be achieved through a combination of multiple instruments or through a combination of one or more investment instruments and cash or cash equivalents.

Certain Funds are subject to market capitalization criteria or similar criteria, such as policies adopted pursuant to Rule 35d-1 under the 1940 Act (the so-called “names rule”), that are tied to specific securities indices (“reference indices”). When a reference index is periodically rebalanced or reconstituted, a Fund may require a reasonable time period to align its investment portfolio with any new market capitalization or other criteria that result from changes to the reference index.

Location of Issuers	A Fund’s policies may be determined by reference to whether an issuer is “located in” a particular country or group of countries. In determining whether an issuer is “located in” a particular country for those purposes, the Manager will consider a number of factors, including but not limited to: (i) whether the issuer’s securities are principally traded in the country’s markets; (ii) where the issuer’s principal offices or operations are located; (iii) where the issuer is headquartered or organized; and (iv) the percentage of the issuer’s revenues derived from goods or services sold or manufactured in the country. The Manager may also consider other factors in making this determination. No single factor will necessarily be determinative nor must all be present for the Manager to determine that an issuer is in a particular country.

Investments in Wholly-Owned Subsidiary	AllianzGI PerformanceFee Managed Futures Strategy Fund may gain exposure to commodity markets by investing in its Subsidiary AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd. The Subsidiary invests primarily in commodity-related instruments. The Subsidiary may also have exposure to equity and fixed income securities, cash and cash equivalents, pooled investment vehicles (including those that are not registered pursuant to the 1940 Act) and other investments, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Manager is the adviser of the Subsidiary. The Subsidiary may invest without limitation in commodity-related instruments. However, the Subsidiary and the Fund will comply in the aggregate with the same 1940 Act asset coverage requirements with respect to its investments in derivatives that are applicable to the Fund’s direct transactions in derivatives. The Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, and the Subsidiary and the Fund generally will comply with these restrictions on an aggregate basis. The Fund will limit its investments in the Subsidiary to no more than 25% of its total assets.

360	Allianz Multi-Strategy Funds

Compliance with applicable rules and statutory provisions under the 1940 Act will generally be monitored taking into account both the Fund’s direct investments and the investments made by the Subsidiary as if they comprised a single investment portfolio. The Subsidiary is subject to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted with respect to the Fund, including, without limitation, requirements relating to portfolio leverage, liquidity, brokerage, custody and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary.

The Manager provides investment management and other services to the Subsidiary. The Subsidiary is expected to enter into separate contracts for the provision of custody (which are consistent with the requirements of the 1940 Act) and audit services with the same or with affiliates of the same service providers that provide those services to the Fund. The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s annual and semiannual reports to shareholders.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. The Funds may use GrassrootsSM Research in addition to their traditional research activities. GrassrootsSM Research is a division of AllianzGI U.S. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to AllianzGI U.S. and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of AllianzGI U.S.’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations	Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds or the Manager. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Additional Information	The Board of Trustees of the Trust oversees generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds’ investment adviser, sub-advisers, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this prospectus, nor the related statement of additional information, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Prospectus	361

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362	Allianz Multi-Strategy Funds

Financial Highlights

The financial highlights tables below are intended to help you understand the financial performance of each class of shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. AllianzGI Green Bond Fund recently commenced operations and as a result audited financial highlights are not available for this Fund; audited financial statements for this Fund are not included in the Trust’s shareholder reports for the periods shown. On January 22, 2019, the AllianzGI Europe Equity Dividend Fund and AllianzGI NFJ International Small-Cap Fund were liquidated and dissolved, they are not incorporated by reference from the Trust’s most recent annual report.

Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The Trust’s annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

Prospectus	363

Financial Highlights

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020:
Class A
9/30/2018	$20.42	$0.38	$0.15	$0.53	$(0.65)	$—
9/30/2017	19.20	0.20	1.48	1.68	(0.46)	—
9/30/2016	18.09	0.46	1.23	1.69	(0.58)	—
12/1/2014 – 9/30/2015#	19.72	0.46	(1.45)	(0.99)	(0.56)	(0.08)
11/30/2014	19.32	0.41	0.37	0.78	(0.38)	—
11/30/2013	19.15	0.49	0.21	0.70	(0.48)	(0.05)
Class C
9/30/2018	$20.27	$0.16	$0.21	$0.37	$(0.48)	$—
9/30/2017	19.10	0.05	1.50	1.55	(0.38)	—
9/30/2016	18.02	0.31	1.22	1.53	(0.45)	—
12/1/2014 – 9/30/2015#	19.60	0.36	(1.47)	(1.11)	(0.39)	(0.08)
11/30/2014	19.16	0.27	0.35	0.62	(0.18)	—
11/30/2013	18.78	0.31	0.26	0.57	(0.14)	(0.05)
Class R
9/30/2018	$20.09	$0.26	$0.19	$0.45	$(0.57)	$—
9/30/2017	19.21	0.32	0.94	1.26	(0.38)	—
9/30/2016	18.10	0.40	1.22	1.62	(0.51)	—
12/1/2014 – 9/30/2015#	19.70	0.39	(1.43)	(1.04)	(0.48)	(0.08)
11/30/2014	19.27	0.35	0.36	0.71	(0.28)	—
11/30/2013	19.14	0.43	0.21	0.64	(0.46)	(0.05)
Class P
9/30/2018	$20.62	$0.39	$0.20	$0.59	$(0.70)	$—
9/30/2017	19.41	0.28	1.48	1.76	(0.55)	—
9/30/2016	18.34	0.52	1.24	1.76	(0.69)	—
12/1/2014 – 9/30/2015#	19.98	0.46	(1.42)	(0.96)	(0.60)	(0.08)
11/30/2014	19.53	0.47	0.38	0.85	(0.40)	—
11/30/2013	19.30	0.47	0.30	0.77	(0.49)	(0.05)
Class R6
9/30/2018	$20.66	$0.41	$0.20	$0.61	$(0.72)	$—
9/30/2017	19.43	0.26	1.53	1.79	(0.56)	—
9/30/2016	18.37	0.54	1.23	1.77	(0.71)	—
12/1/2014 – 9/30/2015#	20.01	0.51	(1.45)	(0.94)	(0.62)	(0.08)
11/30/2014	19.57	0.51	0.35	0.86	(0.42)	—
11/30/2013	19.32	0.58	0.21	0.79	(0.49)	(0.05)
Administrative Class
9/30/2018	$20.56	$0.33	$0.21	$0.54	$(0.66)	$—
9/30/2017	19.28	0.24	1.47	1.71	(0.43)	—
9/30/2016	18.22	0.51	1.18	1.69	(0.63)	—
12/1/2014 – 9/30/2015#	19.84	0.87	(1.86)	(0.99)	(0.55)	(0.08)
11/30/2014	19.42	0.43	0.36	0.79	(0.37)	—
11/30/2013	19.25	0.24	0.47	0.71	(0.49)	(0.05)
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

364	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.65)	$20.30	2.56%	$4,002	0.36%		0.60%		1.84%		24%
(0.46)	20.42	9.02	13,645	0.36		0.60		1.04		143
(0.58)	19.20	9.57	12,715	0.48		0.60		2.51		106
(0.64)	18.09	(5.13)	30,401	0.47	(d)(e)	0.62	(d)(e)	2.93	(d)(e)	144
(0.38)	19.72	4.11	34,624	0.42		0.60		2.08		89
(0.53)	19.32	3.75	9,102	0.40		0.60		2.60		86

$(0.48)	$20.16	1.79%	$423	1.11%		1.35%		0.79%		24%
(0.38)	20.27	8.31	454	1.11		1.35		0.28		143
(0.45)	19.10	8.68	408	1.23		1.35		1.71		106
(0.47)	18.02	(5.72)	327	1.22	(d)(e)	1.37	(d)(e)	2.28	(d)(e)	144
(0.18)	19.60	3.29	468	1.17		1.35		1.39		89
(0.19)	19.16	3.02	438	1.15		1.35		1.64		86

$(0.57)	$19.97	2.21%	$86	0.71%		0.85%		1.29%		24%
(0.38)	20.09	6.70	43	0.71		0.86		1.71		143
(0.51)	19.21	9.12	649	0.83		0.85		2.18		106
(0.56)	18.10	(5.39)	1,043	0.82	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	144
(0.28)	19.70	3.72	1,008	0.77		0.85		1.81		89
(0.51)	19.27	3.40	1,022	0.75		0.85		2.26		86

$(0.70)	$20.51	2.87%	$12,932	0.06%		0.20%		1.92%		24%
(0.55)	20.62	9.37	20,137	0.06		0.20		1.42		143
(0.69)	19.41	9.88	25,879	0.18		0.20		2.82		106
(0.68)	18.34	(4.89)	21,193	0.17	(d)(e)	0.22	(d)(e)	2.91	(d)(e)	144
(0.40)	19.98	4.43	12,665	0.12		0.20		2.38		89
(0.54)	19.53	4.06	7,643	0.10		0.20		2.44		86

$(0.72)	$20.55	2.95%	$16,796	—	%(f)	0.10%		2.00%		24%
(0.56)	20.66	9.54	17,943	—	(f)	0.10		1.31		143
(0.71)	19.43	9.94	13,274	0.08		0.10		2.93		106
(0.70)	18.37	(4.82)	11,847	0.07	(d)(e)	0.12	(d)(e)	3.22	(d)(e)	144
(0.42)	20.01	4.48	5,574	0.02		0.10		2.59		89
(0.54)	19.57	4.19	7,457	—		0.12		3.00		86

$(0.66)	$20.44	2.61%	$521	0.31%		0.45%		1.61%		24%
(0.43)	20.56	9.10	665	0.31		0.45		1.22		143
(0.63)	19.28	9.55	377	0.43		0.45		2.76		106
(0.63)	18.22	(5.09)	1,747	0.41	(d)(e)	0.46	(d)(e)	5.41	(d)(e)	144
(0.37)	19.84	4.15	7,974	0.37		0.45		2.19		89
(0.54)	19.42	3.79	7,210	0.35		0.45		1.27		86

Prospectus	365

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2025:
Class A
9/30/2018	$18.54	$0.27	$0.52	$0.79	$(0.61)	$(0.22)
9/30/2017	16.95	0.10	1.81	1.91	(0.31)	(0.01)
9/30/2016	15.89	0.40	1.16	1.56	(0.50)	—
12/1/2014 – 9/30/2015#	17.30	0.41	(1.31)	(0.90)	(0.50)	(0.01)
11/30/2014	16.92	0.37	0.33	0.70	(0.32)	—
11/30/2013	16.63	0.41	0.32	0.73	(0.40)	(0.04)
Class R
9/30/2018	$18.35	$0.18	$0.54	$0.72	$(0.49)	$(0.22)
9/30/2017	16.89	0.14	1.69	1.83	(0.36)	(0.01)
9/30/2016	15.83	0.34	1.16	1.50	(0.44)	—
12/1/2014 – 9/30/2015#	17.21	0.34	(1.29)	(0.95)	(0.42)	(0.01)
11/30/2014	16.84	0.32	0.32	0.64	(0.27)	—
11/30/2013	16.57	0.48	0.19	0.67	(0.36)	(0.04)
Class P
9/30/2018	$18.54	$0.34	$0.52	$0.86	$(0.67)	$(0.22)
9/30/2017	17.05	0.16	1.80	1.96	(0.46)	(0.01)
9/30/2016	16.01	0.44	1.19	1.63	(0.59)	—
12/1/2014 – 9/30/2015#	17.43	0.38	(1.24)	(0.86)	(0.55)	(0.01)
11/30/2014	17.02	0.40	0.35	0.75	(0.34)	—
11/30/2013	16.67	0.48	0.31	0.79	(0.40)	(0.04)
Class R6
9/30/2018	$18.57	$0.35	$0.52	$0.87	$(0.67)	$(0.22)
9/30/2017	17.07	0.15	1.83	1.98	(0.47)	(0.01)
9/30/2016	16.03	0.45	1.19	1.64	(0.60)	—
12/1/2014 – 9/30/2015#	17.45	0.45	(1.30)	(0.85)	(0.56)	(0.01)
11/30/2014	17.04	0.44	0.33	0.77	(0.36)	—
11/30/2013	16.68	0.50	0.30	0.80	(0.40)	(0.04)
Administrative Class
9/30/2018	$18.55	$0.28	$0.52	$0.80	$(0.56)	$(0.22)
9/30/2017	17.00	0.11	1.81	1.92	(0.36)	(0.01)
9/30/2016	15.96	0.41	1.17	1.58	(0.54)	—
12/1/2014 – 9/30/2015#	17.37	1.16	(2.06)	(0.90)	(0.50)	(0.01)
11/30/2014	16.98	0.38	0.33	0.71	(0.32)	—
11/30/2013	16.62	0.20	0.55	0.75	(0.35)	(0.04)
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

366	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.83)	$18.50	4.30%	$6,444	0.32%		0.60%		1.48%		19%
(0.32)	18.54	11.55	7,843	0.32		0.60		0.56		129
(0.50)	16.95	10.02	6,663	0.48		0.60		2.48		115
(0.51)	15.89	(5.28)	26,916	0.45	(d)(e)	0.62	(d)(e)	2.98	(d)(e)	147
(0.32)	17.30	4.22	31,358	0.41		0.60		2.16		93
(0.44)	16.92	4.54	13,058	0.40		0.60		2.48		76

$(0.71)	$18.36	3.94%	$237	0.67%		0.85%		1.01%		19%
(0.37)	18.35	11.11	219	0.67		0.86		0.79		129
(0.44)	16.89	9.67	835	0.83		0.85		2.08		115
(0.43)	15.83	(5.59)	1,066	0.80	(d)(e)	0.87	(d)(e)	2.43	(d)(e)	147
(0.27)	17.21	3.83	1,004	0.76		0.85		1.89		93
(0.40)	16.84	4.16	753	0.75		0.85		2.88		76

$(0.89)	$18.51	4.65%	$22,387	0.02%		0.20%		1.85%		19%
(0.47)	18.54	11.85	36,000	0.02		0.20		0.92		129
(0.59)	17.05	10.43	34,729	0.18		0.20		2.70		115
(0.56)	16.01	(5.04)	29,233	0.15	(d)(e)	0.22	(d)(e)	2.71	(d)(e)	147
(0.34)	17.43	4.49	13,866	0.11		0.20		2.32		93
(0.44)	17.02	4.84	4,336	0.10		0.20		2.88		76

$(0.89)	$18.55	4.73%	$21,599	—	%(f)	0.10%		1.89%		19%
(0.48)	18.57	11.97	20,971	—	(f)	0.10		0.87		129
(0.60)	17.07	10.55	12,439	0.08		0.10		2.78		115
(0.57)	16.03	(4.97)	10,047	0.05	(d)(e)	0.12	(d)(e)	3.25	(d)(e)	147
(0.36)	17.45	4.60	6,745	0.01		0.10		2.54		93
(0.44)	17.04	4.93	5,058	—		0.12		3.02		76

$(0.78)	$18.57	4.34%	$192	0.27%		0.45%		1.48%		19%
(0.37)	18.55	11.57	740	0.27		0.45		0.61		129
(0.54)	17.00	10.12	585	0.43		0.45		2.56		115
(0.51)	15.96	(5.26)	1,165	0.39	(d)(e)	0.46	(d)(e)	8.16	(d)(e)	147
(0.32)	17.37	4.26	12,135	0.36		0.45		2.23		93
(0.39)	16.98	4.60	10,606	0.35		0.45		1.23		76

Prospectus	367

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030:
Class A
9/30/2018	$22.48	$0.35	$0.85	$1.20	$(0.89)	$(0.32)
9/30/2017	20.14	0.07	2.70	2.77	(0.35)	(0.08)
9/30/2016	18.84	0.44	1.39	1.83	(0.53)	—
12/1/2014 – 9/30/2015#	21.05	0.50	(1.75)	(1.25)	(0.69)	(0.27)
11/30/2014	20.66	0.48	0.38	0.86	(0.47)	—
11/30/2013	19.80	0.52	0.92	1.44	(0.54)	(0.04)
Class C
9/30/2018	$22.17	$0.15	$0.87	$1.02	$(0.72)	$(0.32)
9/30/2017	19.96	(0.09)	2.66	2.57	(0.28)	(0.08)
9/30/2016	18.70	0.27	1.41	1.68	(0.42)	—
12/1/2014 – 9/30/2015#	20.83	0.36	(1.72)	(1.36)	(0.50)	(0.27)
11/30/2014	20.42	0.33	0.36	0.69	(0.28)	—
11/30/2013	19.53	0.35	0.93	1.28	(0.35)	(0.04)
Class R
9/30/2018	$22.35	$0.30	$0.81	$1.11	$(0.73)	$(0.32)
9/30/2017	20.11	0.15	2.54	2.69	(0.37)	(0.08)
9/30/2016	18.89	0.36	1.40	1.76	(0.54)	—
12/1/2014 – 9/30/2015#	21.07	0.42	(1.72)	(1.30)	(0.61)	(0.27)
11/30/2014	20.65	0.41	0.37	0.78	(0.36)	—
11/30/2013	19.85	0.46	0.91	1.37	(0.53)	(0.04)
Class P
9/30/2018	$22.72	$0.43	$0.85	$1.28	$(0.95)	$(0.32)
9/30/2017	20.43	0.15	2.71	2.86	(0.49)	(0.08)
9/30/2016	19.14	0.48	1.44	1.92	(0.63)	—
12/1/2014 – 9/30/2015#	21.37	0.47	(1.69)	(1.22)	(0.74)	(0.27)
11/30/2014	20.93	0.51	0.43	0.94	(0.50)	—
11/30/2013	20.02	0.51	1.00	1.51	(0.56)	(0.04)
Class R6
9/30/2018	$22.78	$0.44	$0.87	$1.31	$(0.96)	$(0.32)
9/30/2017	20.48	0.15	2.73	2.88	(0.50)	(0.08)
9/30/2016	19.19	0.50	1.44	1.94	(0.65)	—
12/1/2014 – 9/30/2015#	21.42	0.54	(1.74)	(1.20)	(0.76)	(0.27)
11/30/2014	20.98	0.59	0.36	0.95	(0.51)	—
11/30/2013	20.04	0.62	0.92	1.54	(0.56)	(0.04)
Administrative Class
9/30/2018	$22.66	$0.33	$0.90	$1.23	$(0.81)	$(0.32)
9/30/2017	20.34	0.09	2.72	2.81	(0.41)	(0.08)
9/30/2016	19.06	0.45	1.41	1.86	(0.58)	—
12/1/2014 – 9/30/2015#	21.28	1.21	(2.47)	(1.26)	(0.69)	(0.27)
11/30/2014	20.87	0.50	0.38	0.88	(0.47)	—
11/30/2013	19.96	0.26	1.21	1.47	(0.52)	(0.04)
^	A—may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

368	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(1.21)	$22.47	5.40%	$6,521	0.32%		0.60%		1.58%		16%
(0.43)	22.48	14.04	9,633	0.33		0.60		0.32		125
(0.53)	20.14	9.91	7,473	0.47		0.60		2.26		105
(0.96)	18.84	(6.16)	22,695	0.42	(d)(e)	0.62	(d)(e)	3.01	(d)(e)	147
(0.47)	21.05	4.26	25,487	0.39		0.60		2.28		93
(0.58)	20.66	7.48	10,080	0.35		0.60		2.58		79

$(1.04)	$22.15	4.64%	$865	1.07%		1.35%		0.69%		16%
(0.36)	22.17	13.11	790	1.08		1.35		(0.42)		125
(0.42)	19.96	9.11	696	1.22		1.35		1.44		105
(0.77)	18.70	(6.72)	608	1.17	(d)(e)	1.37	(d)(e)	2.19	(d)(e)	147
(0.28)	20.83	3.43	680	1.14		1.35		1.59		93
(0.39)	20.42	6.63	736	1.10		1.35		1.77		79

$(1.05)	$22.41	5.03%	$295	0.67%		0.85%		1.36%		16%
(0.45)	22.35	13.64	500	0.68		0.86		0.73		125
(0.54)	20.11	9.48	2,295	0.82		0.85		1.87		105
(0.88)	18.89	(6.38)	1,445	0.77	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	147
(0.36)	21.07	3.85	1,420	0.74		0.85		1.94		93
(0.57)	20.65	7.09	1,199	0.70		0.85		2.28		79

$(1.27)	$22.73	5.72%	$27,035	0.02%		0.20%		1.88%		16%
(0.57)	22.72	14.34	36,184	0.03		0.20		0.70		125
(0.63)	20.43	10.25	33,628	0.17		0.20		2.49		105
(1.01)	19.14	(5.91)	28,597	0.12	(d)(e)	0.22	(d)(e)	2.80	(d)(e)	147
(0.50)	21.37	4.58	17,741	0.09		0.20		2.42		93
(0.60)	20.93	7.77	7,748	0.05		0.20		2.54		79

$(1.28)	$22.81	5.83%	$25,140	—	%(f)	0.10%		1.92%		16%
(0.58)	22.78	14.44	24,904	—	(f)	0.10		0.69		125
(0.65)	20.48	10.34	16,758	0.07		0.10		2.54		105
(1.03)	19.19	(5.81)	12,883	0.02	(d)(e)	0.12	(d)(e)	3.19	(d)(e)	147
(0.51)	21.42	4.63	8,752	—	(f)	0.10		2.79		93
(0.60)	20.98	7.87	10,854	—	(f)	0.12		3.05		79

$(1.13)	$22.76	5.48%	$486	0.27%		0.45%		1.44%		16%
(0.49)	22.66	14.09	1,392	0.28		0.45		0.44		125
(0.58)	20.34	9.96	1,250	0.42		0.45		2.33		105
(0.96)	19.06	(6.11)	1,817	0.36	(d)(e)	0.46	(d)(e)	7.07	(d)(e)	147
(0.47)	21.28	4.29	9,586	0.34		0.45		2.37		93
(0.56)	20.87	7.55	8,939	0.30		0.45		1.29		79

Prospectus	369

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2035:
Class A
9/30/2018	$20.05	$0.36	$0.88	$1.24	$(0.94)	$(0.25)
9/30/2017	17.69	0.12	2.67	2.79	(0.34)	(0.09)
9/30/2016	16.52	0.28	1.32	1.60	(0.43)	—
12/1/2014 – 9/30/2015#	18.49	0.43	(1.58)	(1.15)	(0.61)	(0.21)
11/30/2014	18.09	0.41	0.39	0.80	(0.40)	—
11/30/2013	16.94	0.43	1.20	1.63	(0.42)	(0.06)
Class R
9/30/2018	$19.92	$0.28	$0.88	$1.16	$(0.84)	$(0.25)
9/30/2017	17.62	0.17	2.55	2.72	(0.33)	(0.09)
9/30/2016	16.48	0.22	1.31	1.53	(0.39)	—
12/1/2014 – 9/30/2015#	18.43	0.30	(1.50)	(1.20)	(0.54)	(0.21)
11/30/2014	18.00	0.35	0.38	0.73	(0.30)	—
11/30/2013	16.89	0.41	1.15	1.56	(0.39)	(0.06)
Class P
9/30/2018	$20.16	$0.45	$0.86	$1.31	$(1.00)	$(0.25)
9/30/2017	17.82	0.17	2.70	2.87	(0.44)	(0.09)
9/30/2016	16.67	0.33	1.33	1.66	(0.51)	—
12/1/2014 – 9/30/2015#	18.65	0.38	(1.50)	(1.12)	(0.65)	(0.21)
11/30/2014	18.20	0.43	0.43	0.86	(0.41)	—
11/30/2013	16.99	0.49	1.20	1.69	(0.42)	(0.06)
Class R6
9/30/2018	$20.20	$0.44	$0.89	$1.33	$(1.02)	$(0.25)
9/30/2017	17.86	0.16	2.73	2.89	(0.46)	(0.09)
9/30/2016	16.70	0.33	1.35	1.68	(0.52)	—
12/1/2014 – 9/30/2015#	18.68	0.48	(1.58)	(1.10)	(0.67)	(0.21)
11/30/2014	18.23	0.49	0.38	0.87	(0.42)	—
11/30/2013	17.00	0.54	1.17	1.71	(0.42)	(0.06)
Administrative Class
9/30/2018	$20.11	$0.26	$0.98	$1.24	$(0.83)	$(0.25)
9/30/2017	17.77	0.11	2.70	2.81	(0.38)	(0.09)
9/30/2016	16.60	0.29	1.33	1.62	(0.45)	—
12/1/2014 – 9/30/2015#	18.58	1.63	(2.79)	(1.16)	(0.61)	(0.21)
11/30/2014	18.15	0.43	0.39	0.82	(0.39)	—
11/30/2013	16.94	0.22	1.43	1.65	(0.38)	(0.06)
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

370	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.19)	$20.10	6.27%	$6,258	0.39%		0.60%		1.81%		19%
(0.43)	20.05	16.14	8,683	0.40		0.60		0.66		122
(0.43)	17.69	9.83	9,173	0.50		0.60		1.66		97
(0.82)	16.52	(6.46)	19,205	0.41	(d)(e)	0.61	(d)(e)	2.93	(d)(e)	138
(0.40)	18.49	4.49	20,351	0.39		0.60		2.27		90
(0.48)	18.09	9.83	6,939	0.35		0.60		2.48		67

$(1.09)	$19.99	5.92%	$614	0.74%		0.85%		1.44%		19%
(0.42)	19.92	15.74	672	0.75		0.86		0.92		122
(0.39)	17.62	9.45	1,575	0.85		0.85		1.30		97
(0.75)	16.48	(6.76)	1,600	0.76	(d)(e)	0.87	(d)(e)	2.07	(d)(e)	138
(0.30)	18.43	4.14	1,089	0.74		0.85		1.93		90
(0.45)	18.00	9.46	961	0.70		0.85		2.38		67

$(1.25)	$20.22	6.59%	$20,108	0.09%		0.20%		2.24%		19%
(0.53)	20.16	16.52	32,371	0.10		0.20		0.93		122
(0.51)	17.82	10.13	29,994	0.20		0.20		1.96		97
(0.86)	16.67	(6.23)	26,729	0.11	(d)(e)	0.21	(d)(e)	2.58	(d)(e)	138
(0.41)	18.65	4.84	14,105	0.09		0.20		2.32		90
(0.48)	18.20	10.19	5,333	0.05		0.20		2.83		67

$(1.27)	$20.26	6.68%	$17,113	—	%(f)	0.10%		2.21%		19%
(0.55)	20.20	16.61	15,879	—	(f)	0.10		0.86		122
(0.52)	17.86	10.29	9,265	0.10		0.10		1.94		97
(0.88)	16.70	(6.15)	6,172	—	(d)(e)	0.12	(d)(e)	3.22	(d)(e)	138
(0.42)	18.68	4.89	6,587	—	(f)	0.10		2.66		90
(0.48)	18.23	10.24	5,850	—	(f)	0.12		3.10		67

$(1.08)	$20.27	6.28%	$361	0.34%		0.45%		1.31%		19%
(0.47)	20.11	16.22	884	0.35		0.45		0.57		122
(0.45)	17.77	9.93	639	0.45		0.45		1.74		97
(0.82)	16.60	(6.50)	719	0.35	(d)(e)	0.46	(d)(e)	10.75	(d)(e)	138
(0.39)	18.58	4.60	11,550	0.34		0.45		2.33		90
(0.44)	18.15	9.95	10,427	0.30		0.45		1.29		67

Prospectus	371

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040:
Class A
9/30/2018	$23.24	$0.49	$1.06	$1.55	$(1.23)	$(0.21)
9/30/2017	20.51	0.12	3.35	3.47	(0.37)	(0.37)
9/30/2016	19.04	0.27	1.61	1.88	(0.38)	(0.03)
12/1/2014 – 9/30/2015#	21.91	0.49	(1.94)	(1.45)	(0.83)	(0.59)
11/30/2014	21.45	0.48	0.50	0.98	(0.51)	(0.01)
11/30/2013	19.71	0.49	1.82	2.31	(0.53)	(0.04)
Class C
9/30/2018	$22.97	$0.33	$1.03	$1.36	$(1.06)	$(0.21)
9/30/2017	20.36	0.01	3.26	3.27	(0.29)	(0.37)
9/30/2016	18.94	0.19	1.54	1.73	(0.28)	(0.03)
12/1/2014 – 9/30/2015#	21.68	0.38	(1.94)	(1.56)	(0.59)	(0.59)
11/30/2014	21.21	0.33	0.48	0.81	(0.33)	(0.01)
11/30/2013	19.53	0.34	1.80	2.14	(0.42)	(0.04)
Class R
9/30/2018	$22.94	$0.50	$0.95	$1.45	$(1.04)	$(0.21)
9/30/2017	20.37	0.33	3.01	3.34	(0.40)	(0.37)
9/30/2016	18.97	0.18	1.63	1.81	(0.38)	(0.03)
12/1/2014 – 9/30/2015#	21.80	0.42	(1.91)	(1.49)	(0.75)	(0.59)
11/30/2014	21.31	0.41	0.49	0.90	(0.40)	(0.01)
11/30/2013	19.63	0.44	1.80	2.24	(0.52)	(0.04)
Class P
9/30/2018	$23.36	$0.58	$1.05	$1.63	$(1.29)	$(0.21)
9/30/2017	20.70	0.23	3.32	3.55	(0.52)	(0.37)
9/30/2016	19.26	0.32	1.65	1.97	(0.50)	(0.03)
12/1/2014 – 9/30/2015#	22.15	0.46	(1.87)	(1.41)	(0.89)	(0.59)
11/30/2014	21.63	0.50	0.56	1.06	(0.53)	(0.01)
11/30/2013	19.82	0.49	1.90	2.39	(0.54)	(0.04)
Class R6
9/30/2018	$23.42	$0.55	$1.10	$1.65	$(1.31)	$(0.21)
9/30/2017	20.75	0.21	3.37	3.58	(0.54)	(0.37)
9/30/2016	19.30	0.33	1.66	1.99	(0.51)	(0.03)
12/1/2014 – 9/30/2015#	22.19	0.53	(1.92)	(1.39)	(0.91)	(0.59)
11/30/2014	21.66	0.61	0.47	1.08	(0.54)	(0.01)
11/30/2013	19.83	0.60	1.81	2.41	(0.54)	(0.04)
Administrative Class
9/30/2018	$23.24	$0.42	$1.14	$1.56	$(1.24)	$(0.21)
9/30/2017	20.57	0.16	3.32	3.48	(0.44)	(0.37)
9/30/2016	19.14	0.31	1.60	1.91	(0.45)	(0.03)
12/1/2014 – 9/30/2015#	22.02	1.71	(3.16)	(1.45)	(0.84)	(0.59)
11/30/2014	21.53	0.50	0.49	0.99	(0.49)	(0.01)
11/30/2013	19.75	0.26	2.07	2.33	(0.51)	(0.04)
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

372	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.44)	$23.35	6.78%	$3,797	0.44%		0.60%		2.10%		18%
(0.74)	23.24	17.46	6,480	0.46		0.60		0.57		103
(0.41)	20.51	9.99	4,106	0.51		0.60		1.36		101
(1.42)	19.04	(6.99)	13,551	0.37	(d)(e)	0.60	(d)(e)	2.87	(d)(e)	143
(0.52)	21.91	4.65	16,631	0.38		0.60		2.22		84
(0.57)	21.45	12.11	5,513	0.35		0.60		2.40		61

$(1.27)	$23.06	6.00%	$110	1.19%		1.35%		1.42%		18%
(0.66)	22.97	16.53	139	1.21		1.36		0.03		103
(0.31)	20.36	9.20	126	1.26		1.35		0.99		101
(1.18)	18.94	(7.54)	202	1.12	(d)(e)	1.35	(d)(e)	2.22	(d)(e)	143
(0.34)	21.68	3.90	269	1.13		1.35		1.51		84
(0.46)	21.21	11.20	317	1.10		1.35		1.66		61

$(1.25)	$23.14	6.42%	$237	0.79%		0.85%		2.16%		18%
(0.77)	22.94	16.98	416	0.81		0.86		1.55		103
(0.41)	20.37	9.64	1,648	0.86		0.86		0.94		101
(1.34)	18.97	(7.22)	1,272	0.72	(d)(e)	0.85	(d)(e)	2.48	(d)(e)	143
(0.41)	21.80	4.31	1,343	0.73		0.85		1.88		84
(0.56)	21.31	11.70	1,167	0.70		0.85		2.15		61

$(1.50)	$23.49	7.11%	$17,742	0.14%		0.20%		2.47%		18%
(0.89)	23.36	17.83	24,077	0.16		0.21		1.06		103
(0.53)	20.70	10.36	20,628	0.21		0.21		1.61		101
(1.48)	19.26	(6.76)	16,997	0.07	(d)(e)	0.20	(d)(e)	2.67	(d)(e)	143
(0.54)	22.15	4.99	11,734	0.08		0.20		2.27		84
(0.58)	21.63	12.42	4,704	0.05		0.20		2.37		61

$(1.52)	$23.55	7.20%	$24,458	0.04%		0.10%		2.37%		18%
(0.91)	23.42	17.95	23,705	0.06		0.10		0.98		103
(0.54)	20.75	10.47	15,812	0.11		0.11		1.65		101
(1.50)	19.30	(6.67)	12,053	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	143
(0.55)	22.19	5.09	8,071	—	(f)	0.10		2.78		84
(0.58)	21.66	12.51	9,939	—	(f)	0.12		2.93		61

$(1.45)	$23.35	6.82%	$515	0.39%		0.45%		1.84%		18%
(0.81)	23.24	17.52	425	0.41		0.45		0.73		103
(0.48)	20.57	10.09	374	0.46		0.46		1.58		101
(1.43)	19.14	(7.00)	488	0.32	(d)(e)	0.45	(d)(e)	9.63	(d)(e)	143
(0.50)	22.02	4.72	5,278	0.33		0.45		2.31		84
(0.55)	21.53	12.13	5,054	0.30		0.45		1.27		61

Prospectus	373

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2045:
Class A
9/30/2018	$20.36	$0.44	$0.95	$1.39	$(1.12)	$(0.15)
9/30/2017	18.07	0.13	3.04	3.17	(0.34)	(0.54)
9/30/2016	16.71	0.20	1.54	1.74	(0.34)	(0.04)
12/1/2014 – 9/30/2015#	19.09	0.41	(1.75)	(1.34)	(0.70)	(0.34)
11/30/2014	18.67	0.41	0.49	0.90	(0.45)	(0.03)
11/30/2013	17.02	0.41	1.79	2.20	(0.46)	(0.09)
Class R
9/30/2018	$20.14	$0.40	$0.91	$1.31	$(1.02)	$(0.15)
9/30/2017	17.97	0.30	2.78	3.08	(0.37)	(0.54)
9/30/2016	16.65	0.13	1.55	1.68	(0.32)	(0.04)
12/1/2014 – 9/30/2015#	19.01	0.36	(1.74)	(1.38)	(0.64)	(0.34)
11/30/2014	18.57	0.34	0.49	0.83	(0.36)	(0.03)
11/30/2013	16.96	0.38	1.75	2.13	(0.43)	(0.09)
Class P
9/30/2018	$20.42	$0.51	$0.95	$1.46	$(1.18)	$(0.15)
9/30/2017	18.19	0.21	3.03	3.24	(0.47)	(0.54)
9/30/2016	16.84	0.26	1.56	1.82	(0.43)	(0.04)
12/1/2014 – 9/30/2015#	19.24	0.43	(1.74)	(1.31)	(0.75)	(0.34)
11/30/2014	18.77	0.40	0.57	0.97	(0.47)	(0.03)
11/30/2013	17.06	0.47	1.79	2.26	(0.46)	(0.09)
Class R6
9/30/2018	$20.48	$0.50	$0.99	$1.49	$(1.20)	$(0.15)
9/30/2017	18.25	0.19	3.07	3.26	(0.49)	(0.54)
9/30/2016	16.89	0.22	1.62	1.84	(0.44)	(0.04)
12/1/2014 – 9/30/2015#	19.28	0.65	(1.94)	(1.29)	(0.76)	(0.34)
11/30/2014	18.80	0.49	0.49	0.98	(0.47)	(0.03)
11/30/2013	17.07	0.52	1.76	2.28	(0.46)	(0.09)
Administrative Class
9/30/2018	$20.28	$0.42	$0.98	$1.40	$(1.12)	$(0.15)
9/30/2017	18.10	0.16	3.01	3.17	(0.45)	(0.54)
9/30/2016	16.76	0.22	1.55	1.77	(0.39)	(0.04)
12/1/2014 – 9/30/2015#	19.15	1.22	(2.56)	(1.34)	(0.71)	(0.34)
11/30/2014	18.71	0.42	0.49	0.91	(0.44)	(0.03)
11/30/2013	17.01	0.22	1.99	2.21	(0.42)	(0.09)
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

374	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.27)	$20.48	6.96%	$2,387	0.47%		0.60%		2.16%		22%
(0.88)	20.36	18.35	4,630	0.49		0.60		0.70		97
(0.38)	18.07	10.55	3,753	0.51		0.60		1.17		103
(1.04)	16.71	(7.35)	10,022	0.37	(d)(e)	0.61	(d)(e)	2.74	(d)(e)	149
(0.48)	19.09	4.89	10,080	0.37		0.60		2.17		69
(0.55)	18.67	13.33	4,313	0.33		0.60		2.31		51

$(1.17)	$20.28	6.61%	$151	0.82%		0.85%		1.98%		22%
(0.91)	20.14	17.94	193	0.84		0.86		1.64		97
(0.36)	17.97	10.20	625	0.86		0.86		0.78		103
(0.98)	16.65	(7.59)	464	0.72	(d)(e)	0.86	(d)(e)	2.38	(d)(e)	149
(0.39)	19.01	4.52	449	0.72		0.85		1.82		69
(0.52)	18.57	12.94	356	0.68		0.85		2.17		51

$(1.33)	$20.55	7.29%	$13,742	0.17%		0.20%		2.49%		22%
(1.01)	20.42	18.74	15,458	0.19		0.21		1.10		97
(0.47)	18.19	10.95	12,764	0.21		0.21		1.49		103
(1.09)	16.84	(7.15)	10,650	0.07	(d)(e)	0.21	(d)(e)	2.88	(d)(e)	149
(0.50)	19.24	5.26	8,793	0.07		0.20		2.10		69
(0.55)	18.77	13.68	2,286	0.03		0.20		2.63		51

$(1.35)	$20.62	7.42%	$14,205	0.07%		0.10%		2.44%		22%
(1.03)	20.48	18.82	12,770	0.09		0.10		1.01		97
(0.48)	18.25	11.06	7,919	0.11		0.11		1.25		103
(1.10)	16.89	(7.02)	3,563	—	(d)(e)(f)	0.10	(d)(e)	4.23	(d)(e)	149
(0.50)	19.28	5.33	5,477	—	(f)	0.10		2.55		69
(0.55)	18.80	13.80	4,587	—	(f)	0.12		2.91		51

$(1.27)	$20.41	7.02%	$615	0.42%		0.45%		2.05%		22%
(0.99)	20.28	18.40	666	0.44		0.45		0.85		97
(0.43)	18.10	10.67	359	0.46		0.46		1.27		103
(1.05)	16.76	(7.37)	346	0.32	(d)(e)	0.46	(d)(e)	7.95	(d)(e)	149
(0.47)	19.15	4.95	1,763	0.32		0.45		2.24		69
(0.51)	18.71	13.40	1,542	0.28		0.45		1.23		51

Prospectus	375

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050:
Class A
9/30/2018	$22.66	$0.45	$1.12	$1.57	$(1.28)	$(0.20)
9/30/2017	20.10	0.09	3.46	3.55	(0.44)	(0.55)
9/30/2016	18.72	0.20	1.78	1.98	(0.23)	(0.37)
12/1/2014 – 9/30/2015#	21.87	0.44	(2.04)	(1.60)	(0.87)	(0.68)
11/30/2014	21.55	0.44	0.58	1.02	(0.57)	(0.13)
11/30/2013	19.48	0.42	2.32	2.74	(0.60)	(0.07)
Class C
9/30/2018	$22.25	$0.30	$1.08	$1.38	$(1.13)	$(0.20)
9/30/2017	19.80	0.01	3.33	3.34	(0.34)	(0.55)
9/30/2016	18.52	0.11	1.71	1.82	(0.17)	(0.37)
12/1/2014 – 9/30/2015#	21.62	0.31	(2.03)	(1.72)	(0.70)	(0.68)
11/30/2014	21.34	0.30	0.55	0.85	(0.44)	(0.13)
11/30/2013	19.25	0.30	2.27	2.57	(0.41)	(0.07)
Class R
9/30/2018	$22.46	$0.31	$1.17	$1.48	$(1.02)	$(0.20)
9/30/2017	19.99	0.44	3.00	3.44	(0.42)	(0.55)
9/30/2016	18.68	0.15	1.76	1.91	(0.23)	(0.37)
12/1/2014 – 9/30/2015#	21.80	0.37	(2.03)	(1.66)	(0.78)	(0.68)
11/30/2014	21.46	0.39	0.53	0.92	(0.45)	(0.13)
11/30/2013	19.47	0.37	2.29	2.66	(0.60)	(0.07)
Class P
9/30/2018	$22.86	$0.57	$1.09	$1.66	$(1.36)	$(0.20)
9/30/2017	20.31	0.25	3.39	3.64	(0.54)	(0.55)
9/30/2016	18.97	0.27	1.80	2.07	(0.36)	(0.37)
12/1/2014 – 9/30/2015#	22.14	0.47	(2.04)	(1.57)	(0.92)	(0.68)
11/30/2014	21.77	0.45	0.64	1.09	(0.59)	(0.13)
11/30/2013	19.64	0.48	2.35	2.83	(0.63)	(0.07)
Class R6
9/30/2018	$22.96	$0.57	$1.11	$1.68	$(1.38)	$(0.20)
9/30/2017	20.39	0.23	3.45	3.68	(0.56)	(0.55)
9/30/2016	19.03	0.30	1.79	2.09	(0.36)	(0.37)
12/1/2014 – 9/30/2015#	22.20	0.57	(2.13)	(1.56)	(0.93)	(0.68)
11/30/2014	21.80	0.57	0.55	1.12	(0.59)	(0.13)
11/30/2013	19.66	0.55	2.29	2.84	(0.63)	(0.07)
Administrative Class
9/30/2018	$22.74	$0.49	$1.09	$1.58	$(1.30)	$(0.20)
9/30/2017	20.20	0.18	3.40	3.58	(0.49)	(0.55)
9/30/2016	18.87	0.24	1.77	2.01	(0.31)	(0.37)
12/1/2014 – 9/30/2015#	22.03	0.80	(2.42)	(1.62)	(0.86)	(0.68)
11/30/2014	21.69	0.49	0.54	1.03	(0.56)	(0.13)
11/30/2013	19.58	0.22	2.55	2.77	(0.59)	(0.07)
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

376	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.48)	$22.75	7.07%	$2,717	0.49%		0.60%		1.98%		21%
(0.99)	22.66	18.45	3,713	0.50		0.60		0.41		94
(0.60)	20.10	10.74	1,633	0.50		0.60		1.03		89
(1.55)	18.72	(7.79)	4,863	0.34	(d)(e)	0.61	(d)(e)	2.62	(d)(e)	147
(0.70)	21.87	4.85	4,772	0.35		0.60		2.02		78
(0.67)	21.55	14.50	1,014	0.30		0.60		2.08		54

$(1.33)	$22.30	6.29%	$199	1.24%		1.35%		1.36%		21%
(0.89)	22.25	17.58	175	1.25		1.35		0.04		94
(0.54)	19.80	9.96	145	1.25		1.35		0.56		89
(1.38)	18.52	(8.40)	148	1.09	(d)(e)	1.36	(d)(e)	1.83	(d)(e)	147
(0.57)	21.62	4.08	138	1.10		1.35		1.38		78
(0.48)	21.34	13.64	119	1.05		1.35		1.48		54

$(1.22)	$22.72	6.70%	$128	0.84%		0.85%		1.40%		21%
(0.97)	22.46	17.99	95	0.85		0.85		2.13		94
(0.60)	19.99	10.41	740	0.85		0.85		0.80		89
(1.46)	18.68	(8.07)	608	0.69	(d)(e)	0.86	(d)(e)	2.20	(d)(e)	147
(0.58)	21.80	4.41	584	0.70		0.85		1.79		78
(0.67)	21.46	14.11	497	0.65		0.85		1.85		54

$(1.56)	$22.96	7.40%	$11,185	0.19%		0.20%		2.51%		21%
(1.09)	22.86	18.81	11,758	0.20		0.20		1.18		94
(0.73)	20.31	11.12	10,021	0.20		0.20		1.42		89
(1.60)	18.97	(7.55)	7,750	0.04	(d)(e)	0.21	(d)(e)	2.74	(d)(e)	147
(0.72)	22.14	5.13	5,234	0.05		0.20		2.06		78
(0.70)	21.77	14.90	1,397	—		0.20		2.34		54

$(1.58)	$23.06	7.47%	$17,875	0.09%		0.10%		2.49%		21%
(1.11)	22.96	18.96	16,063	0.10		0.10		1.07		94
(0.73)	20.39	11.23	10,525	0.10		0.10		1.54		89
(1.61)	19.03	(7.49)	8,110	—	(d)(e)(f)	0.10	(d)(e)	3.31	(d)(e)	147
(0.72)	22.20	5.27	9,227	—	(f)	0.10		2.58		78
(0.70)	21.80	14.94	8,935	—	(f)	0.12		2.68		54

$(1.50)	$22.82	7.11%	$879	0.44%		0.45%		2.16%		21%
(1.04)	22.74	18.54	813	0.45		0.45		0.86		94
(0.68)	20.20	10.87	646	0.45		0.45		1.23		89
(1.54)	18.87	(7.80)	605	0.29	(d)(e)	0.46	(d)(e)	4.66	(d)(e)	147
(0.69)	22.03	4.87	1,245	0.30		0.45		2.25		78
(0.66)	21.69	14.66	1,194	0.25		0.45		1.07		54

Prospectus	377

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2055:
Class A
9/30/2018	$19.52	$0.39	$0.99	$1.38	$(1.11)	$(0.11)
9/30/2017	17.17	0.09	2.95	3.04	(0.33)	(0.36)
9/30/2016	16.02	0.17	1.49	1.66	(0.28)	(0.23)
12/1/2014 – 9/30/2015#	18.70	0.33	(1.69)	(1.36)	(0.76)	(0.56)
11/30/2014	18.51	0.39	0.50	0.89	(0.49)	(0.21)
11/30/2013	17.02	0.26	2.11	2.37	(0.59)	(0.29)
Class R
9/30/2018	$19.37	$0.31	$1.00	$1.31	$(0.97)	$(0.11)
9/30/2017	17.07	0.29	2.67	2.96	(0.30)	(0.36)
9/30/2016	15.97	0.10	1.48	1.58	(0.25)	(0.23)
12/1/2014 – 9/30/2015#	18.63	0.26	(1.66)	(1.40)	(0.70)	(0.56)
11/30/2014	18.42	0.30	0.53	0.83	(0.41)	(0.21)
11/30/2013	16.97	0.30	2.00	2.30	(0.56)	(0.29)
Class P
9/30/2018	$19.68	$0.48	$0.98	$1.46	$(1.16)	$(0.11)
9/30/2017	17.32	0.17	2.94	3.11	(0.39)	(0.36)
9/30/2016	16.17	0.20	1.52	1.72	(0.34)	(0.23)
12/1/2014 – 9/30/2015#	18.85	0.35	(1.68)	(1.33)	(0.79)	(0.56)
11/30/2014	18.61	0.38	0.57	0.95	(0.50)	(0.21)
11/30/2013	17.08	0.34	2.09	2.43	(0.61)	(0.29)
Class R6
9/30/2018	$19.77	$0.46	$1.01	$1.47	$(1.17)	$(0.11)
9/30/2017	17.38	0.17	2.98	3.15	(0.40)	(0.36)
9/30/2016	16.22	0.26	1.48	1.74	(0.35)	(0.23)
12/1/2014 – 9/30/2015#	18.90	0.46	(1.78)	(1.32)	(0.80)	(0.56)
11/30/2014	18.64	0.47	0.50	0.97	(0.50)	(0.21)
11/30/2013	17.09	0.49	1.96	2.45	(0.61)	(0.29)
Administrative Class
9/30/2018	$19.56	$0.47	$0.92	$1.39	$(1.10)	$(0.11)
9/30/2017	17.21	0.14	2.92	3.06	(0.35)	(0.36)
9/30/2016	16.08	0.18	1.49	1.67	(0.31)	(0.23)
12/1/2014 – 9/30/2015#	18.76	0.62	(1.98)	(1.36)	(0.76)	(0.56)
11/30/2014	18.55	0.38	0.52	0.90	(0.48)	(0.21)
11/30/2013	17.03	0.22	2.16	2.38	(0.57)	(0.29)
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

378	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.22)	$19.68	7.19%	$1,697	0.49%		0.60%		2.01%		31%
(0.69)	19.52	18.34	2,063	0.50		0.60		0.48		76
(0.51)	17.17	10.52	1,036	0.51		0.60		1.02		92
(1.32)	16.02	(7.75)	1,399	0.34	(d)(e)	0.60	(d)(e)	2.26	(d)(e)	153
(0.70)	18.70	4.96	1,089	0.35		0.60		2.11		74
(0.88)	18.51	14.59	135	0.30		0.60		1.52		41

$(1.08)	$19.60	6.86%	$112	0.84%		0.85%		1.58%		31%
(0.66)	19.37	17.93	91	0.85		0.85		1.64		76
(0.48)	17.07	10.06	350	0.86		0.86		0.64		92
(1.26)	15.97	(7.98)	217	0.69	(d)(e)	0.85	(d)(e)	1.78	(d)(e)	153
(0.62)	18.63	4.61	144	0.70		0.85		1.61		74
(0.85)	18.42	14.22	72	0.65		0.85		1.75		41

$(1.27)	$19.87	7.57%	$5,865	0.19%		0.20%		2.45%		31%
(0.75)	19.68	18.69	5,934	0.20		0.20		0.95		76
(0.57)	17.32	10.84	3,457	0.21		0.21		1.21		92
(1.35)	16.17	(7.51)	1,762	0.04	(d)(e)	0.20	(d)(e)	2.42	(d)(e)	153
(0.71)	18.85	5.27	1,362	0.05		0.20		2.04		74
(0.90)	18.61	14.88	240	—		0.20		1.96		41

$(1.28)	$19.96	7.62%	$8,055	0.09%		0.10%		2.35%		31%
(0.76)	19.77	18.87	6,215	0.10		0.10		0.92		76
(0.58)	17.38	10.91	2,982	0.11		0.11		1.60		92
(1.36)	16.22	(7.45)	2,591	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	153
(0.71)	18.90	5.37	4,934	—	(f)	0.10		2.52		74
(0.90)	18.64	15.06	4,388	—	(f)	0.12		2.77		41

$(1.21)	$19.74	7.25%	$363	0.44%		0.45%		2.39%		31%
(0.71)	19.56	18.44	404	0.45		0.45		0.78		76
(0.54)	17.21	10.54	298	0.46		0.46		1.10		92
(1.32)	16.08	(7.75)	216	0.29	(d)(e)	0.45	(d)(e)	4.23	(d)(e)	153
(0.69)	18.76	5.00	357	0.30		0.45		2.06		74
(0.86)	18.55	14.67	221	0.25		0.45		1.22		41

Prospectus	379

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Distributions from Return of Capital
AllianzGI Multi Asset Income:
Class A
9/30/2018	$18.53	$0.73	$(0.71)	$0.02	$(0.85)	$(0.23)	$(0.12)
9/30/2017	18.31	0.94	0.22	1.16	(0.85)	(0.09)	—
9/30/2016	17.34	0.75	1.09	1.84	(0.80)	(0.07)	—
12/1/2014 – 9/30/2015#	19.35	0.48	(1.32)	(0.84)	(0.67)	(0.50)	—
11/30/2014	18.96	0.42	0.31	0.73	(0.34)	—	—
11/30/2013	19.20	0.50	0.03	0.53	(0.66)	(0.08)	(0.03)
Class C
9/30/2018	$18.53	$0.62	$(0.72)	$(0.10)	$(0.74)	$(0.23)	$(0.10)
9/30/2017	18.21	0.80	0.22	1.02	(0.61)	(0.09)	—
9/30/2016	17.16	0.66	1.04	1.70	(0.58)	(0.07)	—
12/1/2014 – 9/30/2015#	19.14	0.38	(1.33)	(0.95)	(0.53)	(0.50)	—
11/30/2014	18.76	0.27	0.31	0.58	(0.20)	—	—
11/30/2013	18.99	0.37	0.01	0.38	(0.50)	(0.08)	(0.03)
Class R
9/30/2018	$19.31	$0.71	$(0.74)	$(0.03)	$(0.80)	$(0.23)	$(0.11)
9/30/2017	18.97	0.84	0.30	1.14	(0.71)	(0.09)	—
9/30/2016	17.92	0.73	1.11	1.84	(0.72)	(0.07)	—
12/1/2014 – 9/30/2015#	19.95	0.44	(1.36)	(0.92)	(0.61)	(0.50)	—
11/30/2014	19.53	0.36	0.33	0.69	(0.27)	—	—
11/30/2013	19.74	0.46	0.01	0.47	(0.57)	(0.08)	(0.03)
Class P
9/30/2018	$18.71	$0.82	$(0.73)	$0.09	$(0.90)	$(0.23)	$(0.13)
9/30/2017	18.51	0.99	0.23	1.22	(0.93)	(0.09)	—
9/30/2016	17.58	0.83	1.09	1.92	(0.92)	(0.07)	—
12/1/2014 – 9/30/2015#	19.61	0.51	(1.31)	(0.80)	(0.73)	(0.50)	—
11/30/2014	19.20	0.47	0.34	0.81	(0.40)	—	—
11/30/2013	19.44	0.46	0.13	0.59	(0.72)	(0.08)	(0.03)
Institutional Class
2/1/2018* – 9/30/2018	$17.87	$0.42	$(0.64)	$(0.22)	$(0.44)	$—	$(0.13)
Class R6
9/30/2018	$18.26	$0.81	$(0.71)	$0.10	$(0.91)	$(0.23)	$(0.13)
9/30/2017	18.08	1.00	0.21	1.21	(0.94)	(0.09)	—
9/30/2016	17.21	0.82	1.07	1.89	(0.95)	(0.07)	—
12/1/2014 – 9/30/2015#	19.23	0.56	(1.33)	(0.77)	(0.75)	(0.50)	—
11/30/2014	18.83	0.49	0.33	0.82	(0.42)	—	—
11/30/2013	19.08	0.56	0.03	0.59	(0.73)	(0.08)	(0.03)
Administrative Class
9/30/2018	$18.82	$0.80	$(0.75)	$0.05	$(0.86)	$(0.23)	$(0.12)
9/30/2017	18.61	1.00	0.19	1.19	(0.89)	(0.09)	—
9/30/2016	17.60	0.75	0.94	1.69	(0.61)	(0.07)	—
12/1/2014 – 9/30/2015#	19.56	1.70	(2.55)	(0.85)	(0.61)	(0.50)	—
11/30/2014	19.15	0.43	0.33	0.76	(0.35)	—	—
11/30/2013	19.41	0.22	0.32	0.54	(0.69)	(0.08)	(0.03)
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

380	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.20)	$17.35	0.12%	$8,826	0.36%		0.61%		4.12%		172%
(0.94)	18.53	6.55	10,145	0.35		0.61		5.12		151
(0.87)	18.31	10.97	10,140	0.40		0.60		4.25		116
(1.17)	17.34	(4.53)	6,006	0.44	(d)(e)	0.62	(d)(e)	3.15	(d)(e)	179
(0.34)	19.35	3.88	6,324	0.40		0.60		2.18		101
(0.77)	18.96	2.78	4,326	0.39		0.60		2.64		81

$(1.07)	$17.36	(0.58)%	$2,210	1.11%		1.36%		3.51%		172%
(0.70)	18.53	5.78	3,435	1.10		1.36		4.37		151
(0.65)	18.21	10.16	3,361	1.15		1.35		3.75		116
(1.03)	17.16	(5.16)	2,988	1.19	(d)(e)	1.37	(d)(e)	2.49	(d)(e)	179
(0.20)	19.14	3.12	3,984	1.15		1.35		1.42		101
(0.61)	18.76	2.03	4,359	1.14		1.35		1.99		81

$(1.14)	$18.14	(0.20)%	$100	0.71%		0.86%		3.82%		172%
(0.80)	19.31	6.17	128	0.70		0.86		4.38		151
(0.79)	18.97	10.59	519	0.75		0.85		4.00		116
(1.11)	17.92	(4.83)	238	0.79	(d)(e)	0.87	(d)(e)	2.78	(d)(e)	179
(0.27)	19.95	3.55	215	0.75		0.85		1.80		101
(0.68)	19.53	2.46	152	0.74		0.85		2.36		81

$(1.26)	$17.54	0.46%	$9,526	0.06%		0.21%		4.56%		172%
(1.02)	18.71	6.86	14,507	0.05		0.21		5.37		151
(0.99)	18.51	11.32	17,120	0.10		0.20		4.63		116
(1.23)	17.58	(4.31)	5,450	0.14	(d)(e)	0.22	(d)(e)	3.31	(d)(e)	179
(0.40)	19.61	4.23	6,349	0.11		0.21		2.39		101
(0.83)	19.20	3.12	4,427	0.09	(f)	0.20		2.42		81

$(0.57)	$17.08	(1.16)%	$49	0.01	%(d)	0.15	%(d)	3.72%		172%

$(1.27)	$17.09	0.56%	$14,894	—	%(f)	0.11%		4.60%		172%
(1.03)	18.26	6.99	20,448	—	(f)	0.11		5.54		151
(1.02)	18.08	11.40	19,128	—		0.10		4.70		116
(1.25)	17.21	(4.23)	8,058	0.04	(d)(e)	0.12	(d)(e)	3.69	(d)(e)	179
(0.42)	19.23	4.36	9,496	—	(f)	0.10		2.56		101
(0.84)	18.83	3.23	9,487	—	(f)	0.12		2.96		81

$(1.21)	$17.66	0.25%	$524	0.31%		0.46%		4.36%		172%
(0.98)	18.82	6.62	1,550	0.30		0.46		5.38		151
(0.68)	18.61	9.87	822	0.35		0.45		4.13		116
(1.11)	17.60	(4.53)	24	0.37	(d)(e)	0.45	(d)(e)	10.47	(d)(e)	179
(0.35)	19.56	3.97	2,001	0.35		0.45		2.20		101
(0.80)	19.15	2.92	2,461	0.34		0.45		1.16		81

Prospectus	381

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Allocation:
Class A
9/30/2018	$12.34	$0.26	$0.07	$0.33	$(0.55)	$(0.65)
9/30/2017	11.23	0.20	1.11	1.31	(0.20)	—
9/30/2016	10.98	0.07	0.63	0.70	(0.05)	(0.40)
12/1/2014 – 9/30/2015#	12.18	0.25	(0.89)	(0.64)	(0.42)	(0.14)
11/30/2014	11.90	0.30	0.25	0.55	(0.27)	—
11/30/2013	11.07	0.31	0.95	1.26	(0.43)	—
Class C
9/30/2018	$12.47	$0.19	$0.06	$0.25	$(0.40)	$(0.65)
9/30/2017	11.32	0.13	1.12	1.25	(0.10)	—
9/30/2016	11.13	(0.01)	0.63	0.62	(0.03)	(0.40)
12/1/2014 – 9/30/2015#	12.33	0.18	(0.91)	(0.73)	(0.33)	(0.14)
11/30/2014	12.04	0.22	0.24	0.46	(0.17)	—
11/30/2013	11.19	0.23	0.96	1.19	(0.34)	—
Class R
9/30/2018	$12.22	$0.21	$0.10	$0.31	$(0.54)	$(0.65)
9/30/2017	11.15	0.18	1.11	1.29	(0.22)	—
9/30/2016	10.93	0.05	0.62	0.67	(0.05)	(0.40)
12/1/2014 – 9/30/2015#	12.13	0.22	(0.88)	(0.66)	(0.40)	(0.14)
11/30/2014	11.84	0.28	0.26	0.54	(0.25)	—
11/30/2013	11.02	0.28	0.95	1.23	(0.41)	—
Class P
9/30/2018	$12.28	$0.27	$0.09	$0.36	$(0.61)	$(0.65)
9/30/2017	11.24	0.24	1.11	1.35	(0.31)	—
9/30/2016	10.98	0.12	0.61	0.73	(0.07)	(0.40)
12/1/2014 – 9/30/2015#	12.19	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.90	0.32	0.26	0.58	(0.29)	—
11/30/2013	11.07	0.32	0.96	1.28	(0.45)	—
Institutional Class
9/30/2018	$12.15	$0.28	$0.08	$0.36	$(0.41)	$(0.65)
9/30/2017	11.11	0.26	1.05	1.31	(0.27)	—
9/30/2016	10.86	0.10	0.61	0.71	(0.06)	(0.40)
12/1/2014 – 9/30/2015#	12.07	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.78	0.32	0.27	0.59	(0.30)	—
11/30/2013	10.97	0.32	0.95	1.27	(0.46)	—
Class R6
9/30/2018	$12.13	$0.29	$0.07	$0.36	$(0.61)	$(0.65)
9/30/2017	11.10	0.23	1.11	1.34	(0.31)	—
9/30/2016	10.85	0.05	0.67	0.72	(0.07)	(0.40)
9/8/2015* – 9/30/2015#	11.01	0.01	(0.13)	(0.12)	(0.04)	—
Administrative Class
9/30/2018	$12.64	$0.28	$0.07	$0.35	$(0.57)	$(0.65)
9/30/2017	11.52	0.22	1.15	1.37	(0.25)	—
9/30/2016	11.25	0.08	0.64	0.72	(0.05)	(0.40)
12/1/2014 – 9/30/2015#	12.47	0.23	(0.89)	(0.66)	(0.42)	(0.14)
11/30/2014	12.17	0.30	0.27	0.57	(0.27)	—
11/30/2013	11.30	0.43	0.85	1.28	(0.41)	—
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

382	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(1.20)	$11.47	2.62%	$40,974	0.59%		1.12%		2.24%		17%
(0.20)	12.34	11.88	47,170	0.60		1.12		1.73		15
(0.45)	11.23	6.55	84,852	0.60		1.13		0.68		57
(0.56)	10.98	(5.45)	88,132	0.55	(d)(e)	1.30	(d)(e)	2.52	(d)(e)	113
(0.27)	12.18	4.62	65,499	0.40		1.34		2.48		48
(0.43)	11.90	11.79	69,565	0.41		1.36		2.68		45

$(1.05)	$11.67	1.90%	$26,220	1.33%		1.86%		1.56%		17%
(0.10)	12.47	11.09	34,670	1.35		1.87		1.12		15
(0.43)	11.32	5.72	46,387	1.38		1.90		(0.06)		57
(0.47)	11.13	(6.07)	51,322	1.29	(d)(e)	2.04	(d)(e)	1.78	(d)(e)	113
(0.17)	12.33	3.88	62,275	1.13		2.08		1.78		48
(0.34)	12.04	10.81	68,756	1.14		2.10		1.98		45

$(1.19)	$11.34	2.43%	$35	0.80%		1.32%		1.85%		17%
(0.22)	12.22	11.78	24	0.78		1.31		1.55		15
(0.45)	11.15	6.25	17	0.81		1.33		0.45		57
(0.54)	10.93	(5.61)	16	0.72	(d)(e)	1.50	(d)(e)	2.23	(d)(e)	113
(0.25)	12.13	4.57	17	0.56		1.53		2.32		48
(0.41)	11.84	11.44	17	0.59		1.54		2.42		45

$(1.26)	$11.38	2.92%	$4,292	0.35%		0.88%		2.30%		17%
(0.31)	12.28	12.31	3,563	0.32		0.85		2.05		15
(0.47)	11.24	6.78	1,901	0.30		0.83		1.10		57
(0.59)	10.98	(5.30)	2,069	0.33	(d)(e)	1.06	(d)(e)	2.52	(d)(e)	113
(0.29)	12.19	4.96	2,139	0.16		1.12		2.68		48
(0.45)	11.90	11.92	1,960	0.19		1.13		2.81		45

$(1.06)	$11.45	2.92%	$6,652	0.33%		0.86%		2.43%		17%
(0.27)	12.15	12.08	6,871	0.40		0.95		2.35		15
(0.46)	11.11	6.72	68,709	0.40		0.92		0.89		57
(0.59)	10.86	(5.34)	74,024	0.32	(d)(e)	1.07	(d)(e)	2.58	(d)(e)	113
(0.30)	12.07	5.01	74,957	0.16		1.11		2.69		48
(0.46)	11.78	11.90	68,675	0.16		1.11		2.81		45

$(1.26)	$11.23	2.95%	$252,313	0.28%		0.81%		2.48%		17%
(0.31)	12.13	12.40	264,255	0.28		0.80		1.99		15
(0.47)	11.10	6.81	291,767	0.30		0.83		0.48		57
(0.04)	10.85	(1.14)	91,912	0.30	(d)(e)	1.31	(d)(e)	2.07	(d)(e)	113

$(1.22)	$11.77	2.68%	$22	0.53%		1.06%		2.28%		17%
(0.25)	12.64	12.07	26	0.53		1.06		1.86		15
(0.45)	11.52	6.58	32	0.56		1.08		0.67		57
(0.56)	11.25	(5.50)	27	0.57	(d)(e)	1.23	(d)(e)	2.35	(d)(e)	113
(0.27)	12.47	4.68	33	0.41		1.27		2.45		48
(0.41)	12.17	11.59	24	0.41		1.48		3.73		45

Prospectus	383

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles Global Equity:
Class A
9/30/2018	$18.83	$0.30	$0.68	$0.98	$(0.62)	$(1.89)
9/30/2017	15.62	0.19	3.12	3.31	—	(0.10)
9/30/2016	14.60	0.28	0.89	1.17	(0.15)	—
12/1/2014 – 9/30/2015#	16.57	0.52	(1.65)	(1.13)	(0.43)	(0.41)
9/2/2014* – 11/30/2014	16.51	0.05	0.01	0.06	—	—
Class C
9/30/2018	$18.51	$0.16	$0.68	$0.84	$(0.56)	$(1.89)
9/30/2017	15.61	0.27	2.91	3.18	(0.18)	(0.10)
4/26/2016* – 9/30/2016	15.29	0.11	0.21	0.32	—	—
Class P
9/30/2018	$18.82	$0.32	$0.69	$1.01	$(0.63)	$(1.89)
9/30/2017	15.79	0.36	3.01	3.37	(0.24)	(0.10)
9/30/2016	14.68	0.32	0.89	1.21	(0.10)	—
12/22/2014* – 9/30/2015#	15.68	0.27	(1.27)	(1.00)	—	—
Institutional Class
9/30/2018	$18.68	$0.35	$0.67	$1.02	$(0.66)	$(1.89)
9/30/2017	15.68	0.36	3.01	3.37	(0.27)	(0.10)
9/30/2016	14.63	0.37	0.84	1.21	(0.16)	—
12/1/2014 – 9/30/2015#	16.58	0.28	(1.38)	(1.10)	(0.44)	(0.41)
9/2/2014* – 11/30/2014	16.51	0.06	0.01	0.07	—	—
Class R6
9/30/2018	$18.79	$0.35	$0.67	$1.02	$(0.64)	$(1.89)
9/30/2017	15.78	0.37	3.02	3.39	(0.28)	(0.10)
9/30/2016	14.70	0.37	0.86	1.23	(0.15)	—
12/1/2014 – 9/30/2015#	16.58	0.31	(1.40)	(1.09)	(0.38)	(0.41)
12/2/2013* – 11/30/2014	15.00	0.38	1.20	1.58	—	—

AllianzGI Best Styles International Equity:
Class A
9/30/2018	$15.71	$0.41	$(0.43)	$(0.02)	$(0.72)	$—
9/30/2017	14.21	0.38	2.44	2.82	(1.32)	—
4/26/2016* – 9/30/2016	14.20	0.23	(0.22)	0.01	—	—
Class C
9/30/2018	$15.58	$0.26	$(0.39)	$(0.13)	$(0.65)	$—
9/30/2017	14.16	0.27	2.44	2.71	(1.29)	—
4/26/2016* – 9/30/2016	14.20	0.17	(0.21)	(0.04)	—	—
Class P
9/30/2018	$15.74	$0.42	$(0.42)	$—	$(0.73)	$—
9/30/2017	14.21	0.35	2.50	2.85	(1.32)	—
9/30/2016	13.83	0.40	0.23	0.63	(0.12)	(0.13)
12/9/2014* – 9/30/2015#	15.00	0.37	(1.53)	(1.16)	(0.01)	—
Institutional Class
9/30/2018	$15.76	$0.47	$(0.45)	$0.02	$(0.72)	$—
9/30/2017	14.22	0.38	2.49	2.87	(1.33)	—
9/30/2016	13.84	0.48	0.16	0.64	(0.13)	(0.13)
12/9/2014* – 9/30/2015#	15.00	0.38	(1.53)	(1.15)	(0.01)	—
Class R6
9/30/2018	$15.74	$0.44	$(0.42)	$0.02	$(0.67)	$—
9/30/2017	14.20	0.36	2.51	2.87	(1.33)	—
9/30/2016	13.85	0.45	0.21	0.66	(0.18)	(0.13)
12/9/2014* – 9/30/2015#	15.00	0.40	(1.54)	(1.14)	(0.01)	—
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(e)	Annualized, unless otherwise noted.
(f)	Certain expenses incurred by the Fund were not annualized.

384	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.51)	$17.30	5.33%	$1,255	0.70	%(c)	0.75	%(c)	1.71	%(c)	87%
(0.10)	18.83	21.29	1,317	0.74	(c)	1.07	(c)	1.15	(c)	81 (d)
(0.15)	15.62	8.09	36,257	0.75		0.79		1.88		70
(0.84)	14.60	(7.13)	32,383	0.75	(e)(f)	1.22	(e)(f)	4.64	(e)(f)	35
—	16.57	0.36	10	0.75	(e)	2.53	(e)	1.31	(e)	76

$(2.45)	$16.90	4.57%	$41	1.40	%(c)	1.49	%(c)	0.89	%(c)	87%
(0.28)	18.51	20.68	102	1.40	(c)	1.44	(c)	1.62	(c)	81 (d)
—	15.61	2.09	10	1.49	(e)	1.49	(e)	1.68	(e)	70

$(2.52)	$17.31	5.52%	$1,868	0.50	%(c)	0.52	%(c)	1.83	%(c)	87%
(0.34)	18.82	21.72	2,835	0.53	(c)	0.56	(c)	2.09	(c)	81 (d)
(0.10)	15.79	8.28	2,851	0.60		0.62		2.13		70
—	14.68	(6.35)	4,069	0.61	(e)(f)	0.69	(e)(f)	2.20	(e)(f)	35

$(2.55)	$17.15	5.63%	$2,386	0.40	%(c)	0.49	%(c)	2.01	%(c)	87%
(0.37)	18.68	21.88	2,323	0.42	(c)	0.54	(c)	2.15	(c)	81 (d)
(0.16)	15.68	8.31	2,390	0.50		0.51		2.44		70
(0.85)	14.63	(6.92)	366	0.51	(e)(f)	0.68	(e)(f)	2.17	(e)(f)	35
—	16.58	0.42	10	0.50	(e)	2.27	(e)	1.56	(e)	76

$(2.53)	$17.28	5.61%	$519,259	0.40	%(c)	0.42	%(c)	2.02	%(c)	87%
(0.38)	18.79	21.92	594,634	0.40	(c)	0.43	(c)	2.20	(c)	81 (d)
(0.15)	15.78	8.41	560,066	0.40		0.49		2.42		70
(0.79)	14.70	(6.83)	250,203	0.40	(e)(f)	0.70	(e)(f)	2.39	(e)(f)	35
—	16.58	10.53	33,422	0.40	(e)	1.80	(e)	2.40	(e)	76

$(0.72)	$14.97	(0.28)%	$504	0.70	%(c)	1.71	%(c)	2.67	%(c)	55%
(1.32)	15.71	21.83	506	0.70	(c)	1.99	(c)	2.54	(c)	70
—	14.21	0.07	12	0.80	(e)	1.24	(e)	3.88	(e)	103

$(0.65)	$14.80	(0.97)%	$103	1.45	%(c)	2.55	%(c)	1.70	%(c)	55%
(1.29)	15.58	21.06	146	1.46	(c)	2.69	(c)	1.84	(c)	70
—	14.16	(0.28)	15	1.55	(e)	2.02	(e)	2.79	(e)	103

$(0.73)	$15.01	(0.14)%	$113	0.55	%(c)	1.56	%(c)	2.68	%(c)	55%
(1.32)	15.74	22.11	119	0.56	(c)	1.73	(c)	2.32	(c)	70
(0.25)	14.21	4.57	10	0.65		0.97		2.87		103
(0.01)	13.83	(7.74)	9	0.65	(e)(f)	2.06	(e)(f)	2.99	(e)(f)	29

$(0.72)	$15.06	(0.01)%	$866	0.45	%(c)	1.34	%(c)	3.11	%(c)	55%
(1.33)	15.76	22.20	90	0.48	(c)	1.66	(c)	2.62	(c)	70
(0.26)	14.22	4.66	36	0.55		1.01		3.49		103
(0.01)	13.84	(7.66)	9	0.55	(e)(f)	2.06	(e)(f)	3.09	(e)(f)	29

$(0.67)	$15.09	(0.03)%	$24,214	0.45	%(c)	1.46	%(c)	2.80	%(c)	55%
(1.33)	15.74	22.25	25,643	0.45	(c)	1.50	(c)	2.50	(c)	70
(0.31)	14.20	4.74	71,088	0.45		0.99		3.25		103
(0.01)	13.85	(7.59)	56,210	0.45	(e)(f)	1.62	(e)(f)	3.31	(e)(f)	29

Prospectus	385

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles U.S. Equity:
Class A
9/30/2018	$18.42	$0.23	$2.81	$3.04	$(0.13)	$(0.84)
9/30/2017	15.47	0.25	2.93	3.18	(0.23)	—
4/26/2016* – 9/30/2016	14.91	0.11	0.45	0.56	—	—
Class C
9/30/2018	$18.24	$0.11	$2.74	$2.85	$(0.27)	$(0.84)
9/30/2017	15.42	0.12	2.92	3.04	(0.22)	—
4/26/2016* – 9/30/2016	14.91	0.06	0.45	0.51	—	—
Class P
9/30/2018	$18.45	$0.28	$2.77	$3.05	$(0.37)	$(0.84)
9/30/2017	15.46	0.28	2.94	3.22	(0.23)	—
9/30/2016	14.19	0.24	1.30	1.54	(0.22)	(0.05)
12/1/2014* – 9/30/2015#	15.00	0.18	(0.97)	(0.79)	(0.02)	—
Institutional Class
9/30/2018	$18.48	$0.28	$2.78	$3.06	$(0.34)	$(0.84)
9/30/2017	15.49	0.28	2.94	3.22	(0.23)	—
9/30/2016	14.20	0.25	1.32	1.57	(0.23)	(0.05)
12/1/2014* – 9/30/2015#	15.00	0.18	(0.96)	(0.78)	(0.02)	—
Class R6
9/30/2018	$18.56	$0.31	$2.78	$3.09	$(0.35)	$(0.84)
9/30/2017	15.53	0.30	2.97	3.27	(0.24)	—
9/30/2016	14.21	0.27	1.31	1.58	(0.21)	(0.05)
12/1/2014* – 9/30/2015#	15.00	0.20	(0.97)	(0.77)	(0.02)	—
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

386	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.97)	$20.49	16.96%	$353	0.65%		0.76%		1.17%		80%
(0.23)	18.42	20.80	46	0.68		1.02		1.49		55	(c)
—	15.47	3.76	47	0.75	(d)	0.93	(d)	1.75	(d)	64

$(1.11)	$19.98	16.14%	$26	1.40%		1.53%		0.58%		80%
(0.22)	18.24	19.92	20	1.42		1.56		0.74		55	(c)
—	15.42	3.42	10	1.50	(d)	1.61	(d)	0.88	(d)	64

$(1.21)	$20.29	17.12%	$672	0.50%		0.56%		1.43%		80%
(0.23)	18.45	21.07	476	0.51		0.57		1.62		55	(c)
(0.27)	15.46	10.95	54	0.60		0.71		1.63		64
(0.02)	14.19	(5.27)	25	0.60	(d)(e)	1.32	(d)(e)	1.40	(d)(e)	51

$(1.18)	$20.36	17.17%	$138	0.50%		0.51%		1.45%		80%
(0.23)	18.48	21.04	121	0.50		0.66		1.64		55	(c)
(0.28)	15.49	11.20	86	0.50		0.75		1.72		64
(0.02)	14.20	(5.20)	1,771	0.50	(d)(e)	1.45	(d)(e)	1.51	(d)(e)	51

$(1.19)	$20.46	17.25%	$98,758	0.40%		0.50%		1.59%		80%
(0.24)	18.56	21.26	113,074	0.40		0.56		1.78		55	(c)
(0.26)	15.53	11.23	100,878	0.40		0.62		1.80		64
(0.02)	14.21	(5.12)	86,456	0.40	(d)(e)	0.74	(d)(e)	1.63	(d)(e)	51

Prospectus	387

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
9/30/2018	$34.27	$0.32	$4.58	$4.90	$(1.30)	$(5.09)
9/30/2017	31.02	0.38	3.64	4.02	(0.77)	—
9/30/2016	32.13	0.64	1.29	1.93	(0.53)	(2.51)
12/1/2014 – 9/30/2015#	36.54	0.31	(1.88)	(1.57)	(0.55)	(2.29)
11/30/2014	34.91	0.39	2.81	3.20	(0.73)	(0.84)
11/30/2013	28.27	0.54	6.59	7.13	(0.49)	—
Class C
9/30/2018	$34.36	$0.08	$4.59	$4.67	$(0.99)	$(5.09)
9/30/2017	31.19	0.17	3.65	3.82	(0.65)	—
9/30/2016	32.20	0.42	1.30	1.72	(0.22)	(2.51)
12/1/2014 – 9/30/2015#	36.55	0.10	(1.88)	(1.78)	(0.28)	(2.29)
11/30/2014	34.93	0.13	2.80	2.93	(0.47)	(0.84)
11/30/2013	28.30	0.30	6.60	6.90	(0.27)	—
Class R
9/30/2018	$34.19	$0.27	$4.70	$4.97	$(0.15)	$(5.09)
9/30/2017	30.97	0.26	3.64	3.90	(0.68)	—
9/30/2016	32.08	0.52	1.27	1.79	(0.39)	(2.51)
12/1/2014 – 9/30/2015#	36.45	0.20	(1.87)	(1.67)	(0.41)	(2.29)
11/30/2014	34.87	0.26	2.81	3.07	(0.65)	(0.84)
11/30/2013	28.20	0.34	6.61	6.95	(0.28)	—
Class P
9/30/2018	$33.95	$0.38	$4.50	$4.88	$(1.62)	$(5.09)
9/30/2017	30.84	0.48	3.61	4.09	(0.98)	—
9/30/2016	32.07	0.72	1.27	1.99	(0.71)	(2.51)
12/1/2014 – 9/30/2015#	36.47	0.39	(1.87)	(1.48)	(0.63)	(2.29)
11/30/2014	34.84	0.47	2.80	3.27	(0.80)	(0.84)
11/30/2013	28.20	0.63	6.55	7.18	(0.54)	—
Institutional Class
9/30/2018	$33.89	$0.40	$4.52	$4.92	$(1.31)	$(5.09)
9/30/2017	30.76	0.49	3.61	4.10	(0.97)	—
9/30/2016	32.02	0.74	1.26	2.00	(0.75)	(2.51)
12/1/2014 – 9/30/2015#	36.42	0.40	(1.86)	(1.46)	(0.65)	(2.29)
11/30/2014	34.80	0.50	2.79	3.29	(0.83)	(0.84)
11/30/2013	28.16	0.61	6.59	7.20	(0.56)	—
Administrative Class
9/30/2018	$34.08	$0.33	$4.54	$4.87	$(1.40)	$(5.09)
9/30/2017	30.96	0.42	3.62	4.04	(0.92)	—
9/30/2016	32.14	0.66	1.29	1.95	(0.62)	(2.51)
12/1/2014 – 9/30/2015#	36.54	0.33	(1.88)	(1.55)	(0.56)	(2.29)
11/30/2014	34.84	0.43	2.79	3.22	(0.68)	(0.84)
11/30/2013	28.20	0.53	6.59	7.12	(0.48)	—
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

388	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(6.39)	$32.78		16.83%	$61,385	0.96%		1.02%		133%
(0.77)	34.27		13.14	76,586	1.02		1.19		124	(c)
(3.04)	31.02		6.42	259,711	0.99		2.12		101
(2.84)	32.13		(4.56)	465,080	0.98	(d)(e)	1.08	(d)(e)	73
(1.57)	36.54	(f)	9.47 (f)	483,863	0.97		1.09		94
(0.49)	34.91		25.49	319,778	0.96		1.67		81

$(6.08)	$32.95		15.90%	$53,461	1.73%		0.24%		133%
(0.65)	34.36		12.41	48,905	1.69		0.51		124	(c)
(2.73)	31.19		5.65	67,423	1.71		1.40		101
(2.57)	32.20		(5.11)	101,326	1.71	(d)(e)	0.34	(d)(e)	73
(1.31)	36.55	(f)	8.66 (f)	127,201	1.70		0.36		94
(0.27)	34.93		24.55	113,799	1.70		0.94		81

$(5.24)	$33.92		16.59%	$98	1.17%		0.81%		133%
(0.68)	34.19		12.79	114	1.42		0.82		124	(c)
(2.90)	30.97		5.95	1,145	1.43		1.73		101
(2.70)	32.08		(4.82)	1,592	1.36	(d)(e)	0.70	(d)(e)	73
(1.49)	36.45	(f)	9.10 (f)	1,440	1.30		0.74		94
(0.28)	34.87		24.86	394	1.51		1.06		81

$(6.71)	$32.12		17.08%	$102,412	0.74%		1.24%		133%
(0.98)	33.95		13.52	80,392	0.72		1.49		124	(c)
(3.22)	30.84		6.67	88,900	0.73		2.38		101
(2.92)	32.07		(4.32)	160,998	0.69	(d)(e)	1.36	(d)(e)	73
(1.64)	36.47	(f)	9.71 (f)	224,860	0.74		1.32		94
(0.54)	34.84		25.76	251,377	0.75		1.96		81

$(6.40)	$32.41		17.10%	$332,874	0.71%		1.27%		133%
(0.97)	33.89		13.58	322,732	0.68		1.54		124	(c)
(3.26)	30.76		6.73	1,089,974	0.67		2.47		101
(2.94)	32.02		(4.27)	1,428,098	0.66	(d)(e)	1.40	(d)(e)	73
(1.67)	36.42	(f)	9.79 (f)	1,781,193	0.65		1.41		94
(0.56)	34.80		25.88	1,583,824	0.65		1.93		81

$(6.49)	$32.46		16.88%	$997	0.93%		1.05%		133%
(0.92)	34.08		13.30	1,240	0.89		1.32		124	(c)
(3.13)	30.96		6.52	1,428	0.90		2.20		101
(2.85)	32.14		(4.49)	1,998	0.89	(d)(e)	1.15	(d)(e)	73
(1.52)	36.54	(f)	9.57 (f)	3,783	0.89		1.22		94
(0.48)	34.84		25.55	12,951	0.90		1.65		81

Prospectus	389

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations Income	Dividends from Net Investment Income	Net Asset Value, End of Period	Total Return (b)
AllianzGI Core Bond:
Class P
5/30/2018* – 9/30/2018	$15.00	$0.14	$(0.12)	$0.02	$(0.11)	$14.91	0.11%
Institutional Class
5/30/2018* – 9/30/2018	$15.00	$0.14	$(0.12)	$0.02	$(0.11)	$14.91	0.13%
Class R6
5/30/2018* – 9/30/2018	$15.00	$0.14	$(0.12)	$0.02	$(0.11)	$14.91	0.15%

AllianzGI Core Plus Bond:
Class P
5/30/2018* – 9/30/2018	$15.00	$0.14	$(0.11)	$0.03	$(0.11)	$14.92	0.18%
Institutional Class
5/30/2018* – 9/30/2018	$15.00	$0.14	$(0.11)	$0.03	$(0.11)	$14.92	0.20%
Class R6
5/30/2018* – 9/30/2018	$15.00	$0.15	$(0.12)	$0.03	$(0.11)	$14.92	0.22%
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

390	Allianz Multi-Strategy Funds

Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)(d)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover Rate

$10	0.30%	1.45%	2.71%	305%

$10	0.25%	1.45%	2.76%	305%

$29,356	0.20%	1.47%	2.83%	305%

$10	0.35%	1.19%	2.81%	302%

$10	0.30%	1.19%	2.86%	302%

$40,075	0.25%	1.19%	2.91%	302%

Prospectus	391

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Emerging Markets Consumer:
Class A
9/30/2018	$15.76	$0.11	$(1.11)	$(1.00)	$(0.26)	$(0.62)
9/30/2017	13.60	0.21	2.07	2.28	(0.12)	—
9/30/2016	12.24	0.11	1.31	1.42	(0.06)	—
12/1/2014* – 9/30/2015#	15.00	0.13	(2.89)	(2.76)	—	—
Institutional Class
9/30/2018	$15.86	$0.21	$(1.17)	$(0.96)	$(0.23)	$(0.62)
9/30/2017	13.68	0.22	2.11	2.33	(0.15)	—
9/30/2016	12.28	0.19	1.28	1.47	(0.07)	—
12/1/2014* – 9/30/2015#	15.00	0.13	(2.85)	(2.72)	—	—

AllianzGI Emerging Markets Debt:
Class A
9/30/2018	$14.87	$0.71	$(1.52)	$(0.81)	$(0.60)	$(0.11)
9/30/2017	14.89	0.75	0.16	0.91	(0.91)	(0.02)
9/30/2016	13.51	0.71	1.32	2.03	(0.65)	—
12/1/2014 – 9/30/2015#	14.92	0.47	(1.35)	(0.88)	(0.53)	—
9/15/2014* – 11/30/2014	15.00	0.11	(0.19)	(0.08)	—	—
Class C
9/30/2018	$14.95	$0.64	$(1.56)	$(0.92)	$(0.44)	$(0.11)
9/30/2017	14.96	0.64	0.17	0.81	(0.80)	(0.02)
9/30/2016	13.51	0.61	1.32	1.93	(0.48)	—
12/1/2014 – 9/30/2015#	14.90	0.39	(1.36)	(0.97)	(0.42)	—
9/15/2014* – 11/30/2014	15.00	0.09	(0.19)	(0.10)	—	—
Class P
9/30/2018	$14.84	$0.75	$(1.53)	$(0.78)	$(0.71)	$(0.11)
9/30/2017	14.90	0.77	0.16	0.93	(0.97)	(0.02)
9/30/2016	13.51	0.70	1.35	2.05	(0.66)	—
12/1/2014 – 9/30/2015#	14.92	0.49	(1.34)	(0.85)	(0.56)	—
9/15/2014* – 11/30/2014	15.00	0.12	(0.20)	(0.08)	—	—
Institutional Class
9/30/2018	$14.83	$0.77	$(1.55)	$(0.78)	$(0.71)	$(0.11)
9/30/2017	14.88	0.79	0.16	0.95	(0.98)	(0.02)
9/30/2016	13.51	0.72	1.34	2.06	(0.69)	—
12/1/2014 – 9/30/2015#	14.93	0.50	(1.35)	(0.85)	(0.57)	—
9/15/2014* – 11/30/2014	15.00	0.12	(0.19)	(0.07)	—	—
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

392	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.88)	$13.88	(7.04)%	$69	1.55%		1.78%		0.68%		115%
(0.12)	15.76	16.97	155	1.55		16.84		1.47		122
(0.06)	13.60	11.67	48	1.58		38.88		0.90		91
—	12.24	(18.40)	37	1.65	(c)(d)	9.30	(c)(d)	1.15	(c)(d)	77

$(0.85)	$14.05	(6.69)%	$43,333	1.20%		1.37%		1.36%		115%
(0.15)	15.86	17.37	43,487	1.20		1.64		1.55		122
(0.07)	13.68	12.06	44,630	1.22		2.04		1.49		91
—	12.28	(18.13)	15,591	1.30	(c)(d)	3.55	(c)(d)	1.14	(c)(d)	77

$(0.71)	$13.35	(5.62)%	$135	1.20%		1.89%		4.89%		127%
(0.93)	14.87	6.41	140	1.20		1.66		5.05		118
(0.65)	14.89	15.39	175	1.20		1.68		5.01		123
(0.53)	13.51	(6.00)	9	1.23	(c)(d)	2.32	(c)(d)	3.97	(c)(d)	125
—	14.92	(0.53)	10	1.20	(c)	2.51	(c)	3.65	(c)	27

$(0.55)	$13.48	(6.30)%	$46	1.95%		2.68%		4.41%		127%
(0.82)	14.95	5.64	113	1.95		2.41		4.33		118
(0.48)	14.96	14.56	109	1.95		2.34		4.28		123
(0.42)	13.51	(6.61)	9	1.98	(c)(d)	3.06	(c)(d)	3.23	(c)(d)	125
—	14.90	(0.67)	10	1.95	(c)	3.25	(c)	2.90	(c)	27

$(0.82)	$13.24	(5.44)%	$11	1.04%		1.68%		5.27%		127%
(0.99)	14.84	6.55	12	1.05		1.34		5.26		118
(0.66)	14.90	15.57	11	1.05		1.40		5.02		123
(0.56)	13.51	(5.86)	10	1.08	(c)(d)	2.06	(c)(d)	4.12	(c)(d)	125
—	14.92	(0.53)	10	1.05	(c)	2.25	(c)	3.80	(c)	27

$(0.82)	$13.23	(5.40)%	$18,321	0.95%		1.61%		5.34%		127%
(1.00)	14.83	6.73	36,313	0.95		1.35		5.35		118
(0.69)	14.88	15.67	43,318	0.95		1.40		5.15		123
(0.57)	13.51	(5.82)	28,557	0.97	(c)(d)	2.07	(c)(d)	4.22	(c)(d)	125
—	14.93	(0.47)	29,856	0.95	(c)	2.28	(c)	3.91	(c)	27

Prospectus	393

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Emerging Markets Small-Cap:
Class A
9/30/2018	$18.36	$0.16	$(0.59)	$(0.43)	$(0.85)	$(0.47)
9/30/2017	15.15	0.23	2.98	3.21	—	—
9/30/2016	14.04	0.16	1.16	1.32	(0.21)	—
12/1/2014* – 9/30/2015#	15.00	0.26	(1.22)	(0.96)	—	—
Institutional Class
9/30/2018	$18.04	$0.26	$(0.62)	$(0.36)	$(0.76)	$(0.47)
9/30/2017	15.30	0.24	2.95	3.19	(0.45)	—
9/30/2016	14.08	0.30	1.06	1.36	(0.14)	—
12/1/2014* – 9/30/2015#	15.00	0.22	(1.14)	(0.92)	—	—
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)

Payments from Affiliates increased the end of period net asset value (“NAV”) and total return by $0.01 and 0.06%, respectively, for Class A and $0.01 and 0.05%, respectively, for Institutional Class. If the Affiliates had not made these payments, the end of year NAV and total return would have been $16.60 and (2.78)%, respectively, for Class A and $16.44 and (2.43)%, respectively, for Institutional Class.

394	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.32)	$16.61	(e)	(2.72	)%(e)	$135	1.85%		3.71%		0.90%		119%
—	18.36		21.19		204	1.85		15.72		1.39		121
(0.21)	15.15		9.54		67	1.85		6.84		1.14		147
—	14.04		(6.39)		621	1.85	(c)(d)	9.40	(c)(d)	2.12	(c)(d)	103

$(1.23)	$16.45	(e)	(2.38	)%(e)	$10,030	1.50%		3.05%		1.46%		119%
(0.45)	18.04		21.69		11,251	1.50		3.38		1.47		121
(0.14)	15.30		9.80		13,367	1.50		4.72		2.08		147
—	14.08		(6.11)		7,921	1.50	(c)(d)	7.77	(c)(d)	1.78	(c)(d)	103

Prospectus	395

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Dynamic Allocation:
Class A
9/30/2018	$20.52	$0.28	$0.32	$0.60	$(0.21)	$(0.72)
9/30/2017	18.32	0.20	2.00	2.20	—	—
9/30/2016	17.99	0.17	0.66	0.83	(0.22)	(0.28)
12/1/2014 – 9/30/2015#	21.93	0.39	(1.43)	(1.04)	(0.81)	(2.09)
11/30/2014	24.70	0.44	0.31	0.75	(0.66)	(2.86)
11/30/2013	22.04	0.42	3.07	3.49	(0.61)	(0.22)
Class C
9/30/2018	$20.05	$0.12	$0.31	$0.43	$(0.20)	$(0.72)
9/30/2017	18.05	0.08	1.92	2.00	—	—
9/30/2016	17.63	0.08	0.62	0.70	—	(0.28)
12/1/2014 – 9/30/2015#	21.52	0.30	(1.45)	(1.15)	(0.65)	(2.09)
11/30/2014	24.28	0.25	0.32	0.57	(0.47)	(2.86)
11/30/2013	21.71	0.30	2.97	3.27	(0.48)	(0.22)
Class R
9/30/2018	$20.35	$0.21	$0.30	$0.51	$(0.17)	$(0.72)
9/30/2017	18.23	0.16	1.96	2.12	—	—
9/30/2016	17.84	0.16	0.63	0.79	(0.12)	(0.28)
12/1/2014 – 9/30/2015#	21.79	0.36	(1.45)	(1.09)	(0.77)	(2.09)
11/30/2014	24.62	0.40	0.30	0.70	(0.67)	(2.86)
11/30/2013	21.90	0.23	3.20	3.43	(0.49)	(0.22)
Class P
9/30/2018	$20.48	$0.32	$0.31	$0.63	$(0.32)	$(0.72)
9/30/2017	18.36	0.28	1.94	2.22	(0.10)	—
9/30/2016	17.97	0.16	0.71	0.87	(0.20)	(0.28)
12/1/2014 – 9/30/2015#	21.94	0.40	(1.42)	(1.02)	(0.86)	(2.09)
11/30/2014	24.71	0.46	0.33	0.79	(0.70)	(2.86)
11/30/2013	22.08	0.38	3.14	3.52	(0.67)	(0.22)
Institutional Class
9/30/2018	$20.61	$0.34	$0.32	$0.66	$(0.33)	$(0.72)
9/30/2017	18.37	0.27	1.98	2.25	(0.01)	—
9/30/2016	18.02	0.23	0.65	0.88	(0.25)	(0.28)
12/1/2014 – 9/30/2015#	22.00	0.36	(1.37)	(1.01)	(0.88)	(2.09)
11/30/2014	24.74	0.48	0.34	0.82	(0.70)	(2.86)
11/30/2013	22.10	0.56	2.99	3.55	(0.69)	(0.22)
Class R6
9/30/2018	$20.56	$0.34	$0.32	$0.66	$(0.35)	$(0.72)
9/30/2017	18.38	0.28	1.99	2.27	(0.09)	—
2/1/2016* – 9/30/2016	17.30	0.09	0.99	1.08	—	—
Administrative Class
9/30/2018	$20.55	$0.29	$0.32	$0.61	$(0.29)	$(0.72)
9/30/2017	18.35	0.23	1.97	2.20	—	—
9/30/2016	17.93	0.21	0.63	0.84	(0.14)	(0.28)
12/1/2014 – 9/30/2015#	21.90	0.42	(1.46)	(1.04)	(0.84)	(2.09)
11/30/2014	24.67	0.42	0.33	0.75	(0.66)	(2.86)
11/30/2013	22.04	0.48	3.01	3.49	(0.64)	(0.22)
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

396	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.93)	$20.19	2.93%	$2,015	0.97%		1.25%		1.37%		152%
—	20.52	12.01	2,421	1.02		1.35		1.05		192
(0.50)	18.32	4.69	5,198	0.76		1.73		0.96		79
(2.90)	17.99	(5.30)	1,324	0.63	(d)(e)	4.38	(d)(e)	2.46	(d)(e)	121
(3.52)	21.93	3.40	1,042	0.40		4.53		2.00		62
(0.83)	24.70	16.42	1,344	0.40		3.84		1.82		101

$(0.92)	$19.56	2.09%	$1,195	1.74%		2.01%		0.61%		152%
—	20.05	11.08	1,325	1.77		2.08		0.42		192
(0.28)	18.05	4.02	1,029	1.49		2.69		0.45		79
(2.74)	17.63	(5.95)	1,194	1.37	(d)(e)	5.05	(d)(e)	1.90	(d)(e)	121
(3.33)	21.52	2.57	1,346	1.18		5.31		1.16		62
(0.70)	24.28	15.52	1,455	1.18		4.53		1.33		101

$(0.89)	$19.97	2.49%	$160	1.34%		1.58%		1.05%		152%
—	20.35	11.63	137	1.35		1.70		0.84		192
(0.40)	18.23	4.50	159	1.01		2.25		0.90		79
(2.86)	17.84	(5.55)	152	0.87	(d)(e)	4.80	(d)(e)	2.27	(d)(e)	121
(3.53)	21.79	3.17	145	0.63		4.99		1.79		62
(0.71)	24.62	16.13	111	0.63		4.28		1.00		101

$(1.04)	$20.07	3.08%	$13,436	0.80%		1.03%		1.58%		152%
(0.10)	20.48	12.18	12,730	0.82		1.11		1.44		192
(0.48)	18.36	4.89	186	0.61		1.47		0.90		79
(2.95)	17.97	(5.19)	53	0.47	(d)(e)	4.07	(d)(e)	2.53	(d)(e)	121
(3.56)	21.94	3.57	43	0.23		4.40		2.06		62
(0.89)	24.71	16.62	41	0.23		3.76		1.65		101

$(1.05)	$20.22	3.18%	$13,225	0.70%		0.94%		1.65%		152%
(0.01)	20.61	12.27	31,783	0.75		1.03		1.42		192
(0.53)	18.37	4.98	37,722	0.51		1.45		1.27		79
(2.97)	18.02	(5.12)	4,714	0.39	(d)(e)	4.10	(d)(e)	2.27	(d)(e)	121
(3.56)	22.00	3.69	3,401	0.13		4.30		2.16		62
(0.91)	24.74	16.71	3,296	0.13		3.48		2.43		101

$(1.07)	$20.15	3.19%	$192,375	0.70%		0.91%		1.67%		152%
(0.09)	20.56	12.39	231,584	0.70		0.99		1.49		192
—	18.38	6.24	9,029	0.36	(d)	1.36	(d)	0.77	(d)	79

$(1.01)	$20.15	2.93%	$23	0.96%		1.17%		1.42%		152%
—	20.55	11.99	23	1.00		1.25		1.18		192
(0.42)	18.35	4.73	20	0.76		1.89		1.15		79
(2.93)	17.93	(5.29)	19	0.61	(d)(e)	4.29	(d)(e)	2.64	(d)(e)	121
(3.52)	21.90	3.38	26	0.38		4.55		1.90		62
(0.86)	24.67	16.48	20	0.38		3.79		2.09		101

Prospectus	397

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global High Yield:
Class P
9/30/2018	$15.36	$0.67	$(0.48)	$0.19	$(0.71)	$—
5/3/2017* – 9/30/2017	15.00	0.26	0.18	0.44	(0.08)	—
Institutional Class
9/30/2018	$15.36	$0.68	$(0.48)	$0.20	$(0.73)	$—
5/3/2017* – 9/30/2017	15.00	0.27	0.17	0.44	(0.08)	—

AllianzGI Global Sustainability:
Class A
9/30/2018	$17.96	$0.17	$1.98	$2.15	$(0.21)	$(0.44)
9/30/2017	15.80	0.13	2.20	2.33	(0.14)	(0.03)
9/30/2016	14.10	0.14	1.76	1.90	(0.20)	—
12/9/2014* – 9/30/2015#	15.00	0.11	(1.01)	(0.90)	—	—
Class P
9/30/2018	$18.13	$0.16	$2.05	$2.21	$(0.22)	$(0.44)
9/30/2017	15.91	0.15	2.23	2.38	(0.13)	(0.03)
9/30/2016	14.12	0.17	1.75	1.92	(0.13)	—
12/9/2014* – 9/30/2015#	15.00	0.15	(1.03)	(0.88)	—	—
Institutional Class
9/30/2018	$18.13	$0.22	$2.00	$2.22	$(0.19)	$(0.44)
9/30/2017	15.92	0.19	2.20	2.39	(0.15)	(0.03)
9/30/2016	14.13	0.22	1.71	1.93	(0.14)	—
12/9/2014* – 9/30/2015#	15.00	0.16	(1.03)	(0.87)	—	—
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

398	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.71)	$14.84	1.26%	$11	0.81%		1.79%		4.41%		101%
(0.08)	15.36	2.91	10	0.80	(c)(d)	2.76	(c)(d)	4.22	(c)(d)	107

$(0.73)	$14.83	1.32%	$22,168	0.71%		1.78%		4.52%		101%
(0.08)	15.36	2.96	21,625	0.70	(c)(d)	2.79	(c)(d)	4.32	(c)(d)	107

$(0.65)	$19.46	12.23%	$614	1.09%		1.70%		0.92%		20%
(0.17)	17.96	14.94	402	1.12		7.55		0.79		27
(0.20)	15.80	13.54	125	1.20		21.93		0.94		20
—	14.10	(6.00)	62	1.20	(c)(d)	15.36	(c)(d)	0.89	(c)(d)	25

$(0.66)	$19.68	12.44%	$11,362	0.94%		1.25%		0.84%		20%
(0.16)	18.13	15.13	64	0.96		1.62		0.88		27
(0.13)	15.91	13.67	11	1.05		3.44		1.15		20
—	14.12	(5.87)	9	1.05	(c)(d)	8.70	(c)(d)	1.22	(c)(d)	25

$(0.63)	$19.72	12.52%	$28,237	0.84%		1.43%		1.18%		20%
(0.18)	18.13	15.25	26,615	0.89		1.63		1.16		27
(0.14)	15.92	13.77	20,610	0.95		2.04		1.47		20
—	14.13	(5.80)	2,826	0.95	(c)(d)	8.70	(c)(d)	1.32	(c)(d)	25

Prospectus	399

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Water:
Class A
9/30/2018	$15.49	$0.13	$0.34	$0.47	$(0.04)	$(0.38)
9/30/2017	14.46	0.08	1.08	1.16	(0.05)	(0.08)
9/30/2016	11.99	0.08	2.44	2.52	(0.03)	(0.02)
12/1/2014 – 9/30/2015#	12.70	0.06	(0.74)	(0.68)	(0.03)	—
11/30/2014	12.41	0.07	0.25	0.32	(0.03)	—
11/30/2013	10.26	0.07	2.20	2.27	(0.12)	—
Class C
9/30/2018	$14.82	$0.01	$0.34	$0.35	$—	$(0.38)
9/30/2017	13.90	(0.01)	1.01	1.00	—	(0.08)
9/30/2016	11.59	(0.02)	2.35	2.33	—	(0.02)
12/1/2014 – 9/30/2015#	12.33	(0.02)	(0.72)	(0.74)	—	—
11/30/2014	12.11	(0.03)	0.25	0.22	—	—
11/30/2013	10.02	(0.02)	2.16	2.14	(0.05)	—
Class P
9/30/2018	$15.57	$0.17	$0.36	$0.53	$(0.13)	$(0.38)
9/30/2017	14.54	0.15	1.04	1.19	(0.08)	(0.08)
9/30/2016	12.05	0.11	2.45	2.56	(0.05)	(0.02)
12/1/2014 – 9/30/2015#	12.80	0.09	(0.75)	(0.66)	(0.09)	—
11/30/2014	12.49	0.09	0.27	0.36	(0.05)	—
11/30/2013	10.30	0.09	2.21	2.30	(0.11)	—
Institutional Class
9/30/2018	$15.32	$0.17	$0.34	$0.51	$(0.14)	$(0.38)
9/30/2017	14.33	0.16	1.02	1.18	(0.11)	(0.08)
9/30/2016	11.90	0.11	2.41	2.52	(0.07)	(0.02)
12/1/2014 – 9/30/2015#	12.61	0.09	(0.73)	(0.64)	(0.07)	—
11/30/2014	12.37	0.11	0.24	0.35	(0.11)	—
11/30/2013	10.25	0.09	2.21	2.30	(0.18)	—
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

400	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.42)	$15.54	3.05%	$172,374	1.19%		1.41%		0.84%		34%
(0.13)	15.49	8.18	190,693	1.33		1.44		0.59		29
(0.05)	14.46	21.06	237,785	1.49		1.49		0.62		55
(0.03)	11.99	(5.37)	128,465	1.44	(c)(d)	1.44	(c)(d)	0.58	(c)(d)	66
—	12.70	2.57	138,219	1.46		1.46		0.55		28
(0.12)	12.41	22.31	118,252	1.54		1.54		0.63		28

$(0.38)	$14.79	2.35%	$83,156	1.94%		2.16%		0.07%		34%
(0.08)	14.82	7.32	89,250	2.07		2.19		(0.07)		29
(0.02)	13.90	20.13	92,028	2.25		2.25		(0.18)		55
—	11.59	(6.00)	69,700	2.23	(c)(d)	2.23	(c)(d)	(0.21	)(c)(d)	66
—	12.33	1.82	77,082	2.23		2.23		(0.26)		28
(0.05)	12.11	21.41	51,767	2.33		2.33		(0.18)		28

$(0.51)	$15.59	3.40%	$243,338	0.93%		1.15%		1.12%		34%
(0.16)	15.57	8.40	210,746	1.04		1.16		1.02		29
(0.07)	14.54	21.37	125,532	1.24		1.24		0.82		55
(0.09)	12.05	(5.17)	82,847	1.16	(c)(d)	1.16	(c)(d)	0.84	(c)(d)	66
(0.05)	12.80	2.87	84,835	1.21		1.21		0.67		28
(0.11)	12.49	22.58	42,448	1.34		1.34		0.81		28

$(0.52)	$15.31	3.36%	$164,322	0.92%		1.14%		1.13%		34%
(0.19)	15.32	8.49	142,353	1.01		1.15		1.13		29
(0.09)	14.33	21.32	68,550	1.21		1.21		0.86		55
(0.07)	11.90	(5.08)	30,004	1.17	(c)(d)	1.17	(c)(d)	0.87	(c)(d)	66
(0.11)	12.61	2.82	23,685	1.15		1.15		0.84		28
(0.18)	12.37	22.77	14,429	1.19		1.19		0.77		28

Prospectus	401

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI High Yield Bond:
Class A
9/30/2018	$9.31	$0.45	$(0.39)	$0.06	$(0.46)	$—
9/30/2017	9.14	0.48	0.18	0.66	(0.49)	—
9/30/2016	8.92	0.53	0.24	0.77	(0.55)	—
12/1/2014 – 9/30/2015#	9.85	0.47	(0.91)	(0.44)	(0.49)	—
11/30/2014	10.36	0.61	(0.36)	0.25	(0.67)	(0.09)
11/30/2013	10.16	0.67	0.22	0.89	(0.68)	(0.01)
Class C
9/30/2018	$9.30	$0.39	$(0.39)	$—	$(0.40)	$—
9/30/2017	9.12	0.42	0.20	0.62	(0.44)	—
9/30/2016	8.90	0.46	0.24	0.70	(0.48)	—
12/1/2014 – 9/30/2015#	9.83	0.42	(0.91)	(0.49)	(0.44)	—
11/30/2014	10.35	0.54	(0.37)	0.17	(0.60)	(0.09)
11/30/2013	10.15	0.59	0.22	0.81	(0.60)	(0.01)
Class R
9/30/2018	$8.94	$0.39	$(0.37)	$0.02	$(0.42)	$—
9/30/2017	8.79	0.43	0.18	0.61	(0.46)	—
9/30/2016	8.61	0.48	0.22	0.70	(0.52)	—
12/1/2014 – 9/30/2015#	9.53	0.43	(0.90)	(0.47)	(0.45)	—
11/30/2014	10.05	0.54	(0.34)	0.20	(0.63)	(0.09)
11/30/2013	9.88	0.63	0.21	0.84	(0.66)	(0.01)
Class P
9/30/2018	$8.96	$0.46	$(0.38)	$0.08	$(0.49)	$—
9/30/2017	8.80	0.50	0.19	0.69	(0.53)	—
9/30/2016	8.62	0.53	0.23	0.76	(0.58)	—
12/1/2014 – 9/30/2015#	9.53	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.05	0.62	(0.35)	0.27	(0.70)	(0.09)
11/30/2013	9.87	0.66	0.23	0.89	(0.70)	(0.01)
Institutional Class
9/30/2018	$8.98	$0.46	$(0.37)	$0.09	$(0.49)	$—
9/30/2017	8.83	0.50	0.18	0.68	(0.53)	—
9/30/2016	8.64	0.53	0.24	0.77	(0.58)	—
12/1/2014 – 9/30/2015#	9.55	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.08	0.62	(0.35)	0.27	(0.71)	(0.09)
11/30/2013	9.90	0.68	0.22	0.90	(0.71)	(0.01)
Administrative Class
9/30/2018	$8.84	$0.44	$(0.37)	$0.07	$(0.47)	$—
9/30/2017	8.70	0.48	0.17	0.65	(0.51)	—
9/30/2016	8.52	0.50	0.22	0.72	(0.54)	—
12/1/2014 – 9/30/2015#	9.51	0.46	(0.94)	(0.48)	(0.51)	—
11/30/2014	10.04	0.59	(0.36)	0.23	(0.67)	(0.09)
11/30/2013	9.87	0.65	0.22	0.87	(0.69)	(0.01)
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

402	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.46)	$8.91		0.67%	$33,768	1.05%		1.05%		4.93%		40%
(0.49)	9.31		7.42	58,525	1.09		1.09		5.19		37
(0.55)	9.14		9.08	58,004	0.98		0.98		6.02		59
(0.49)	8.92		(4.72)	34,151	1.03	(c)(d)	1.03	(c)(d)	5.88	(c)(d)	47
(0.76)	9.85	(e)	2.39 (e)	76,274	0.94		0.94		5.93		66
(0.69)	10.36		8.98	73,920	0.91		0.91		6.49		67

$(0.40)	$8.90		0.02%	$8,544	1.71%		1.71%		4.27%		40%
(0.44)	9.30		6.90	11,723	1.70		1.70		4.59		37
(0.48)	9.12		8.32	14,815	1.71		1.71		5.28		59
(0.44)	8.90		(5.24)	17,866	1.68	(c)(d)	1.68	(c)(d)	5.24	(c)(d)	47
(0.69)	9.83	(e)	1.57 (e)	23,249	1.68		1.68		5.23		66
(0.61)	10.35		8.14	27,525	1.70		1.70		5.68		67

$(0.42)	$8.54		0.33%	$878	1.44%		1.44%		4.55%		40%
(0.46)	8.94		7.12	1,048	1.44		1.44		4.84		37
(0.52)	8.79		8.62	1,310	1.34		1.34		5.65		59
(0.45)	8.61		(5.20)	1,126	1.46	(c)(d)	1.46	(c)(d)	5.47	(c)(d)	47
(0.72)	9.53	(e)	1.91 (e)	2,823	1.43		1.45		5.48		66
(0.67)	10.05		8.72	2,851	1.15		1.32		6.24		67

$(0.49)	$8.55		0.94%	$17,535	0.70%		0.70%		5.26%		40%
(0.53)	8.96		8.07	35,931	0.67		0.67		5.62		37
(0.58)	8.80		9.31	57,378	0.69		0.69		6.30		59
(0.52)	8.62		(4.36)	63,324	0.64	(c)(d)	0.64	(c)(d)	6.29	(c)(d)	47
(0.79)	9.53	(e)	2.63 (e)	47,385	0.71		0.71		6.21		66
(0.71)	10.05		9.27	77,649	0.74		0.74		6.64		67

$(0.49)	$8.58		1.03%	$122,078	0.73%		0.73%		5.26%		40%
(0.53)	8.98		7.91	155,022	0.69		0.69		5.61		37
(0.58)	8.83		9.41	227,149	0.66		0.66		6.31		59
(0.52)	8.64		(4.32)	173,030	0.63	(c)(d)	0.63	(c)(d)	6.29	(c)(d)	47
(0.80)	9.55	(e)	2.59 (e)	163,567	0.64		0.64		6.27		66
(0.72)	10.08		9.35	139,306	0.62		0.62		6.76		67

$(0.47)	$8.44		0.83%	$20	0.88%		0.88%		4.93%		40%
(0.51)	8.84		7.75	1,490	0.86		0.86		5.45		37
(0.54)	8.70		8.97	2,086	1.07		1.07		5.94		59
(0.51)	8.52		(5.30)	2,073	0.98	(c)(d)	0.98	(c)(d)	5.90	(c)(d)	47
(0.76)	9.51	(e)	2.27 (e)	34,714	0.97		0.97		5.93		66
(0.70)	10.04		9.02	32,789	0.90		0.91		6.49		67

Prospectus	403

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Growth:
Class A
9/30/2018	$19.73	$0.02	$0.82	$0.84	$(0.31)	$(2.35)
9/30/2017	16.37	0.04	3.32	3.36	—	—
9/30/2016	14.13	0.09	2.29	2.38	(0.14)	—
2/2/2015* – 9/30/2015#	15.00	0.11	(0.98)	(0.87)	—	—
Institutional Class
9/30/2018	$19.90	$0.07	$0.82	$0.89	$(0.12)	$(2.35)
9/30/2017	16.49	0.08	3.35	3.43	(0.02)	—
9/30/2016	14.15	0.11	2.33	2.44	(0.10)	—
2/2/2015* – 9/30/2015#	15.00	0.14	(0.99)	(0.85)	—	—
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

404	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.66)	$17.91	4.32%	$1,183	1.05%		1.89%		0.10%		17%
—	19.73	20.53	72	1.12		1.82		0.23		18
(0.14)	16.37	16.97	51	1.20		6.68		0.60		20
—	14.13	(5.80)	10	1.20	(c)(d)	8.22	(c)(d)	1.12	(c)(d)	3

$(2.47)	$18.32	4.54%	$27,427	0.80%		1.61%		0.37%		17%
(0.02)	19.90	20.82	18,582	0.87		1.49		0.49		18
(0.10)	16.49	17.34	28,386	0.95		5.77		0.75		20
—	14.15	(5.67)	2,874	0.95	(c)(d)	7.99	(c)(d)	1.38	(c)(d)	3

Prospectus	405

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small–Cap:
Class A
9/30/2018	$41.19	$0.42	$2.41	$2.83	$(0.25)	$(0.68)
9/30/2017	34.57	—	6.93	6.93	(0.31)	—
9/30/2016	34.53	0.10	1.67	1.77	(0.28)	(1.45)
12/1/2014 – 9/30/2015#	35.77	0.26	2.24	2.50	(0.14)	(3.60)
11/30/2014	42.30	0.09	(2.41)	(2.32)	(0.64)	(3.57)
11/30/2013	31.89	0.09	10.32	10.41	—	—
Class C
9/30/2018	$40.01	$(0.15)	$2.55	$2.40	$(0.10)	$(0.68)
9/30/2017	33.78	(0.19)	6.67	6.48	(0.25)	—
9/30/2016	33.94	(0.12)	1.61	1.49	(0.20)	(1.45)
12/1/2014 – 9/30/2015#	35.33	0.06	2.18	2.24	(0.03)	(3.60)
11/30/2014	41.78	(0.18)	(2.39)	(2.57)	(0.31)	(3.57)
11/30/2013	31.75	(0.17)	10.22	10.05	(0.02)	—
Class R
9/30/2018	$40.46	$0.13	$2.50	$2.63	$(0.51)	$(0.68)
9/30/2017	34.07	0.01	6.70	6.71	(0.32)	—
9/30/2016	34.03	0.03	1.63	1.66	(0.17)	(1.45)
12/1/2014 – 9/30/2015#	35.30	0.16	2.23	2.39	(0.06)	(3.60)
11/30/2014	42.23	0.07	(2.47)	(2.40)	(0.96)	(3.57)
11/30/2013	32.25	0.02	10.32	10.34	(0.36)	—
Class P
9/30/2018	$41.33	$0.22	$2.68	$2.90	$(0.49)	$(0.68)
9/30/2017	34.66	0.19	6.82	7.01	(0.34)	—
9/30/2016	34.49	0.18	1.64	1.82	(0.20)	(1.45)
12/1/2014 – 9/30/2015#	35.65	0.28	2.25	2.53	(0.09)	(3.60)
11/30/2014	41.97	0.16	(2.41)	(2.25)	(0.50)	(3.57)
11/30/2013	31.92	0.16	10.24	10.40	(0.35)	—
Institutional Class
9/30/2018	$42.85	$0.32	$2.71	$3.03	$(0.55)	$(0.68)
9/30/2017	35.91	0.36	6.92	7.28	(0.34)	—
9/30/2016	35.65	0.10	1.81	1.91	(0.20)	(1.45)
12/1/2014 – 9/30/2015#	36.68	0.29	2.34	2.63	(0.06)	(3.60)
11/30/2014	42.94	0.21	(2.49)	(2.28)	(0.41)	(3.57)
11/30/2013	32.60	0.17	10.48	10.65	(0.31)	—
Class R6
9/30/2018	$42.90	$0.40	$2.66	$3.06	$(0.64)	$(0.68)
9/30/2017	35.94	0.22	7.09	7.31	(0.35)	—
2/1/2016* – 9/30/2016	33.52	0.34	2.08	2.42	—	—
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

406	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.93)	$43.09		6.88%	$9,108	1.25%		1.50%		0.95%		62%
(0.31)	41.19	(c)	20.34 (c)	6,068	1.36		1.93		0.01		67
(1.73)	34.57		5.07	13,524	1.45		1.68		0.30		76
(3.74)	34.53		7.83	11,816	1.45	(d)(e)	1.63	(d)(e)	0.88	(d)(e)	39
(4.21)	35.77		(5.84)	5,290	1.45		1.76		0.23		77
—	42.30		32.64	4,569	1.45		1.83		0.23		92

$(0.78)	$41.63		5.99%	$2,610	2.08%		2.27%		(0.35)%		62%
(0.25)	40.01	(c)	19.39 (c)	2,829	2.14		2.50		(0.56)		67
(1.65)	33.78		4.30	3,232	2.19		2.54		(0.35)		76
(3.63)	33.94		7.14	2,837	2.19	(d)(e)	2.42	(d)(e)	0.20	(d)(e)	39
(3.88)	35.33		(6.52)	1,135	2.19		2.45		(0.47)		77
(0.02)	41.78		31.67	702	2.20		2.43		(0.46)		92

$(1.19)	$41.90		6.51%	$845	1.59%		1.86%		0.30%		62%
(0.32)	40.46	(c)	19.98 (c)	264	1.64		2.11		0.02		67
(1.62)	34.07		4.81	130	1.70		2.17		0.09		76
(3.66)	34.03		7.60	100	1.70	(d)(e)	2.09	(d)(e)	0.57	(d)(e)	39
(4.53)	35.30		(6.06)	73	1.70		2.10		0.19		77
(0.36)	42.23		32.29	27	1.70		1.96		0.05		92

$(1.17)	$43.06		7.02%	$48,830	1.10%		1.29%		0.51%		62%
(0.34)	41.33	(c)	20.55 (c)	55,843	1.17		1.42		0.55		67
(1.65)	34.66		5.25	40,183	1.28		1.44		0.54		76
(3.69)	34.49		7.96	36,377	1.28	(d)(e)	1.37	(d)(e)	0.97	(d)(e)	39
(4.07)	35.65		(5.68)	27,882	1.29		1.54		0.41		77
(0.35)	41.97		32.86	33,574	1.30		1.52		0.45		92

$(1.23)	$44.65		7.09%	$49,443	1.05%		1.28%		0.70%		62%
(0.34)	42.85	(c)	20.58 (c)	67,921	1.11		1.43		0.94		67
(1.65)	35.91		5.31	29,031	1.21		1.48		0.28		76
(3.66)	35.65		8.04	59,061	1.21	(d)(e)	1.39	(d)(e)	0.97	(d)(e)	39
(3.98)	36.68		(5.61)	55,743	1.21		1.46		0.53		77
(0.31)	42.94		32.96	71,875	1.21		1.44		0.46		92

$(1.32)	$44.64		7.14%	$33,876	1.00%		1.22%		0.87%		62%
(0.35)	42.90	(c)	20.66 (c)	17,804	1.05		1.42		0.60		67
—	35.94		7.22	15,534	1.11	(d)	1.56	(d)	1.48	(d)	76

Prospectus	407

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Micro Cap:
Class A
9/30/2018	$15.85	$(0.21)	$1.87	$1.66	$(0.89)	$16.62
9/30/2017	14.73	(0.18)	2.72	2.54	(1.42)	15.85
9/30/2016	13.99	(0.18)	1.75	1.57	(0.83)	14.73
12/1/2014 – 9/30/2015#	14.88	(0.17)	0.54	0.37	(1.26)	13.99
11/30/2014	16.06	(0.21)	—	(0.21)	(0.97)	14.88
11/30/2013	11.62	(0.20)	5.57	5.37	(0.93)	16.06
Class P
9/30/2018	$15.94	$(0.20)	$1.88	$1.68	$(0.89)	$16.73
9/30/2017	14.80	(0.17)	2.73	2.56	(1.42)	15.94
9/30/2016	14.05	(0.16)	1.74	1.58	(0.83)	14.80
12/1/2014 – 9/30/2015#	14.92	(0.16)	0.55	0.39	(1.26)	14.05
11/30/2014	16.08	(0.19)	—	(0.19)	(0.97)	14.92
11/30/2013	11.61	(0.17)	5.57	5.40	(0.93)	16.08
Institutional Class
9/30/2018	$16.03	$(0.20)	$1.88	$1.68	$(0.89)	$16.82
9/30/2017	14.87	(0.17)	2.75	2.58	(1.42)	16.03
9/30/2016	14.11	(0.16)	1.75	1.59	(0.83)	14.87
12/1/2014 – 9/30/2015#	14.99	(0.16)	0.54	0.38	(1.26)	14.11
11/30/2014	16.15	(0.19)	—	(0.19)	(0.97)	14.99
11/30/2013	11.65	(0.15)	5.58	5.43	(0.93)	16.15
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

408	Allianz Multi-Strategy Funds

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

11.03%	$2,570	1.57%		2.13%		(1.34)%		47%
18.74	3,031	1.62		2.18		(1.27)		32
11.47	3,388	1.62		2.16		(1.26)		39
2.77	15,305	1.62	(c)(d)	2.07	(c)(d)	(1.35	)(c)(d)	55
(1.11)	4,684	1.66		2.10		(1.40)		48
50.11	1,065	1.80		2.07		(1.45)		63

11.10%	$1,722	1.49%		1.91%		(1.26)%		47%
18.79	1,568	1.54		1.89		(1.19)		32
11.50	1,289	1.54		1.85		(1.17)		39
2.91	2,264	1.51	(c)(d)	1.80	(c)(d)	(1.24	)(c)(d)	55
(0.98)	1,550	1.52		1.81		(1.21)		48
50.42	2,192	1.63		1.90		(1.25)		63

11.04%	$24,419	1.49%		1.93%		(1.26)%		47%
18.84	27,984	1.54		1.93		(1.20)		32
11.53	30,768	1.54		1.91		(1.17)		39
2.83	34,575	1.54	(c)(d)	1.80	(c)(d)	(1.26	)(c)(d)	55
(0.97)	33,513	1.54		1.80		(1.25)		48
50.51	41,713	1.54		2.01		(1.10)		63

Prospectus	409

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Emerging Markets Value:
Class A
9/30/2018	$17.24	$0.41	$(1.14)	$(0.73)	$(0.26)	$(0.07)
9/30/2017	14.31	0.40	2.85	3.25	(0.32)	—
9/30/2016	12.34	0.47	1.90	2.37	(0.40)	—
12/1/2014 – 9/30/2015#	15.45	0.49	(2.74)	(2.25)	(0.62)	(0.24)
11/30/2014	15.42	0.37	0.08	0.45	(0.42)	—
12/18/2012* – 11/30/2013	15.00	0.35	0.27	0.62	(0.20)	—
Class C
9/30/2018	$17.33	$0.24	$(1.11)	$(0.87)	$(0.16)	$(0.07)
9/30/2017	14.29	0.34	2.81	3.15	(0.11)	—
9/30/2016	12.31	0.32	1.96	2.28	(0.30)	—
12/1/2014 – 9/30/2015#	15.40	0.36	(2.68)	(2.32)	(0.53)	(0.24)
11/30/2014	15.35	0.28	0.05	0.33	(0.28)	—
12/18/2012* – 11/30/2013	15.00	0.14	0.36	0.50	(0.15)	—
Class P
9/30/2018	$17.13	$0.36	$(1.08)	$(0.72)	$(0.18)	$(0.07)
9/30/2017	14.31	0.46	2.78	3.24	(0.42)	—
9/30/2016	12.46	0.62	1.80	2.42	(0.57)	—
12/1/2014 – 9/30/2015#	15.56	0.49	(2.74)	(2.25)	(0.61)	(0.24)
11/30/2014	15.45	0.43	0.05	0.48	(0.37)	—
12/18/2012* – 11/30/2013	15.00	0.36	0.27	0.63	(0.18)	—
Institutional Class
9/30/2018	$17.49	$0.42	$(1.11)	$(0.69)	$(0.44)	$(0.07)
9/30/2017	14.46	0.44	2.91	3.35	(0.32)	—
9/30/2016	12.47	0.43	2.01	2.44	(0.45)	—
12/1/2014 – 9/30/2015#	15.57	0.51	(2.74)	(2.23)	(0.63)	(0.24)
11/30/2014	15.46	0.46	0.03	0.49	(0.38)	—
12/18/2012* – 11/30/2013	15.00	0.39	0.26	0.65	(0.19)	—
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)

Payments from Affiliates increased the end of year net asset value (“NAV”) and total return by $0.02 and 0.15%, respectively, for Class A, $0.02 and 0.14%, respectively, for Class C, $0.02 and 0.14%, respectively, for Class P and $0.01 and 0.07%, respectively for Institutional Class. If the Affiliates had not made these payments, the end of year NAV and total return would have been $17.22 and 22.92%, respectively, for Class A, $17.31 and 21.92%, respectively, for Class C, $17.11 and 23.08%, respectively, for Class P and $17.48 and 23.26%, respectively for Institutional Class.

(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Annualized, unless otherwise noted.
(g)	Certain expenses incurred by the Fund were not annualized.

410	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.33)	$16.18		(4.36)%		$22,590	1.14%		1.65%		2.31%		116%
(0.32)	17.24	(c)	23.07	(c)	11,026	1.22	(d)	3.32	(d)	2.58	(d)	120
(0.40)	14.31	(e)	19.57	(e)	2,141	1.39		7.84		3.62		104
(0.86)	12.34		(15.12)		207	1.55	(f)(g)	6.55	(f)(g)	4.13	(f)(g)	93
(0.42)	15.45		2.94		110	1.55		4.86		2.33		85
(0.20)	15.42		4.14		19	1.55	(f)	17.07	(f)	2.41	(f)	67

$(0.23)	$16.23		(5.08)%		$1,196	1.90%		2.38%		1.35%		116%
(0.11)	17.33	(c)	22.06	(c)	527	1.95	(d)	4.00	(d)	2.16	(d)	120
(0.30)	14.29	(e)	18.80	(e)	113	2.16		8.01		2.49		104
(0.77)	12.31		(15.62)		104	2.30	(f)(g)	7.39	(f)(g)	3.12	(f)(g)	93
(0.28)	15.40		2.19		73	2.30		5.60		1.82		85
(0.15)	15.35		3.40		25	2.30	(f)	19.41	(f)	1.00	(f)	67

$(0.25)	$16.16		(4.30)%		$3,312	0.98%		1.48%		2.03%		116%
(0.42)	17.13	(c)	23.22	(c)	19,899	1.05	(d)	3.00	(d)	2.99	(d)	120
(0.57)	14.31	(e)	19.95	(e)	139	1.20		7.47		4.67		104
(0.85)	12.46		(15.03)		9	1.39	(f)(g)	5.87	(f)(g)	4.12	(f)(g)	93
(0.37)	15.56		3.13		11	1.39		4.64		2.77		85
(0.18)	15.45		4.25		11	1.41	(f)	7.72	(f)	2.49	(f)	67

$(0.51)	$16.29		(4.12)%		$111,161	0.90%		1.39%		2.41%		116%
(0.32)	17.49	(c)	23.33	(c)	34,444	0.95	(d)	2.87	(d)	2.71	(d)	120
(0.45)	14.46	(e)	19.95	(e)	6,370	1.17		6.98		3.35		104
(0.87)	12.47		(14.91)		6,688	1.30	(f)(g)	5.93	(f)(g)	4.25	(f)(g)	93
(0.38)	15.57		3.18		7,889	1.30		4.63		2.96		85
(0.19)	15.46		4.38		6,470	1.30	(f)	7.78	(f)	2.70	(f)	67

Prospectus	411

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Floating Rate Note Fund (formerly AllianzGI Real Estate Debt Fund):
Class P
12/27/2017* – 9/30/2018	$15.00	$0.20	$(0.02)	$0.18	$(0.23)
Institutional Class
12/27/2017* – 9/30/2018	$15.00	$0.21	$(0.02)	$0.19	$(0.24)

AllianzGI PerformanceFee Managed Futures Strategy:†
Class P
12/18/2017* – 9/30/2018	$10.00	$0.12	$(0.51)	$(0.39)	$—
Institutional Class
12/18/2017* – 9/30/2018	$10.00	$0.13	$(0.53)	$(0.40)	$—
Class R6
12/18/2017* – 9/30/2018	$10.00	$0.13	$(0.52)	$(0.39)	$—

AllianzGI PerformanceFee Structured US Equity:
Class P
12/18/2017* – 9/30/2018	$10.00	$0.14	$0.98	$1.12	$—
Institutional Class
12/18/2017* – 9/30/2018	$10.00	$0.18	$0.95	$1.13	$—
Class R6
12/18/2017* – 9/30/2018	$10.00	$0.13	$1.00	$1.13	$—

AllianzGI PerformanceFee Structured US Fixed Income:
Class P
12/18/2017* – 9/30/2018	$10.00	$0.16	$(0.24)	$(0.08)	$—
Institutional Class
12/18/2017* – 9/30/2018	$10.00	$0.09	$(0.17)	$(0.08)	$—
Class R6
12/18/2017* – 9/30/2018	$10.00	$0.16	$(0.24)	$(0.08)	$—

AllianzGI Preferred Securities and Income:
Class P
5/30/2018* – 9/30/2018	$15.00	$0.23	$0.03	$0.26	$(0.20)
Institutional Class
5/30/2018* – 9/30/2018	$15.00	$0.26	$—	$0.26	$(0.20)
Class R6
5/30/2018* – 9/30/2018	$15.00	$0.24	$0.03	$0.27	$(0.21)
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
†

Consolidated Financial Highligths for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

412	Allianz Multi-Strategy Funds

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)(d)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover Rate

$14.95	1.18%	$10	0.68%	3.39%	1.75%	39%

$14.95	1.25%	$15,237	0.58%	3.26%	1.88%	39%

$9.61	(3.90)%	$10	0.20%	4.01%	1.59%	121%

$9.60	(4.00)%	$515	0.15%	5.42%	1.74%	121%

$9.61	(3.90)%	$15,254	0.10%	4.00%	1.70%	121%

$11.12	11.20%	$11	0.61%	1.75%	1.71%	2%

$11.13	11.30%	$40,290	0.62%	1.58%	2.12%	2%

$11.13	11.30%	$42,774	0.61%	1.72%	1.64%	2%

$9.92	(0.80)%	$10	0.30%	1.97%	2.04%	1%

$9.92	(0.80)%	$10	0.30%	34.22%	1.17%	1%

$9.92	(0.80)%	$24,958	0.30%	2.00%	2.03%	1%

$15.06	1.74%	$10	0.60%	3.21%	4.62%	39%

$15.06	1.76%	$1,548	0.56%	4.22%	5.28%	39%

$15.06	1.78%	$10,157	0.50%	3.22%	4.71%	39%

Prospectus	413

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Short Duration High Income:
Class A
9/30/2018	$15.18	$0.59	$(0.16)	$0.43	$(0.68)	$—
9/30/2017	15.29	0.60	0.04	0.64	(0.75)	—
9/30/2016	15.04	0.72	0.38	1.10	(0.85)	—
12/1/2014 – 9/30/2015#	15.59	0.57	(0.46)	0.11	(0.66)	—
11/30/2014	15.92	0.64	(0.23)	0.41	(0.74)	—
11/30/2013	15.97	0.63	0.09	0.72	(0.76)	(0.01)
Class C
9/30/2018	$15.15	$0.55	$(0.15)	$0.40	$(0.65)	$—
9/30/2017	15.27	0.56	0.03	0.59	(0.71)	—
9/30/2016	15.00	0.68	0.38	1.06	(0.79)	—
12/1/2014 – 9/30/2015#	15.56	0.53	(0.46)	0.07	(0.63)	—
11/30/2014	15.89	0.60	(0.23)	0.37	(0.70)	—
11/30/2013	15.94	0.59	0.09	0.68	(0.72)	(0.01)
Class P	1/4
9/30/2018	$15.13	$0.62	$(0.15)	$0.47	$(0.72)	$—
9/30/2017	15.24	0.63	0.05	0.68	(0.79)	—
9/30/2016	15.03	0.74	0.38	1.12	(0.91)	—
12/1/2014 – 9/30/2015#	15.58	0.60	(0.47)	0.13	(0.68)	—
11/30/2014	15.92	0.66	(0.23)	0.43	(0.77)	—
11/30/2013	15.96	0.66	0.10	0.76	(0.79)	(0.01)
Institutional Class
9/30/2018	$15.14	$0.63	$(0.15)	$0.48	$(0.73)	$—
9/30/2017	15.25	0.64	0.04	0.68	(0.79)	—
9/30/2016	15.05	0.76	0.37	1.13	(0.93)	—
12/1/2014 – 9/30/2015#	15.60	0.60	(0.45)	0.15	(0.70)	—
11/30/2014	15.94	0.68	(0.24)	0.44	(0.78)	—
11/30/2013	15.99	0.67	0.09	0.76	(0.80)	(0.01)
Class R6
9/30/2018	$15.14	$0.64	$(0.16)	$0.48	$(0.73)	$—
2/1/2017* – 9/30/2017	15.18	0.42	0.03	0.45	(0.49)	—
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

414	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.68)	$14.93	2.95%	$150,899	0.89%		0.89%		3.92%		60%
(0.75)	15.18	4.27	218,312	0.89		0.89		3.94		88
(0.85)	15.29	7.65	226,149	0.85		0.85		4.85		63
(0.66)	15.04	0.67	164,978	0.86	(c)(d)	0.86	(c)(d)	4.44	(c)(d)	65
(0.74)	15.59	2.60	163,070	0.85		0.88		4.01		94
(0.77)	15.92	4.60	168,536	0.85		0.90		3.98		63

$(0.65)	$14.90	2.74%	$135,483	1.11%		1.11%		3.70%		60%
(0.71)	15.15	4.00	148,587	1.12		1.12		3.70		88
(0.79)	15.27	7.42	132,649	1.13		1.13		4.58		63
(0.63)	15.00	0.38	100,557	1.15	(c)(d)	1.15	(c)(d)	4.15	(c)(d)	65
(0.70)	15.56	2.38	89,801	1.10		1.13		3.78		94
(0.73)	15.89	4.36	63,680	1.10		1.16		3.74		63

$(0.72)	$14.88	3.21%	$411,367	0.65%		0.65%		4.14%		60%
(0.79)	15.13	4.56	700,376	0.63		0.63		4.19		88
(0.91)	15.24	7.84	554,281	0.66		0.66		4.97		63
(0.68)	15.03	0.83	330,431	0.64	(c)(d)	0.64	(c)(d)	4.65	(c)(d)	65
(0.77)	15.58	2.74	248,345	0.70		0.70		4.20		94
(0.80)	15.92	4.83	121,747	0.70		0.71		4.14		63

$(0.73)	$14.89	3.26%	$388,443	0.60%		0.60%		4.20%		60%
(0.79)	15.14	4.61	539,078	0.59		0.59		4.22		88
(0.93)	15.25	7.90	420,440	0.58		0.58		5.10		63
(0.70)	15.05	0.91	445,473	0.60	(c)(d)	0.60	(c)(d)	4.70	(c)(d)	65
(0.78)	15.60	2.81	225,643	0.60		0.60		4.28		94
(0.81)	15.94	4.87	179,676	0.61		0.61		4.23		63

$(0.73)	$14.89	3.29%	$52,922	0.55%		0.55%		4.27%		60%
(0.49)	15.14	3.04	70,595	0.56	(c)	0.56	(c)	4.25	(c)	88

Prospectus	415

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Loss	Total from Investment Operations	Net Asset Value, End of Period	Total Return (b)
AllianzGI Short Term Bond:
Class A
8/23/2018* – 9/30/2018	$15.00	$0.04	$(0.02)	$0.02	$15.02	0.13%
Class P
8/23/2018* – 9/30/2018	$15.00	$0.04	$(0.02)	$0.02	$15.02	0.13%
Institutional Class
8/23/2018* – 9/30/2018	$15.00	$0.04	$(0.02)	$0.02	$15.02	0.13%
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

416	Allianz Multi-Strategy Funds

Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)(d)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover Rate

$10	0.64%	10.85%	2.41%	—%

$10	0.49%	10.60%	2.56%	—%

$5,164	0.39%	10.62%	2.68%	—%

Prospectus	417

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Structured Return:
Class A
9/30/2018	$16.26	$0.10	$0.41	$0.51	$(0.10)	$(0.51)
9/30/2017	15.85	0.09	0.74	0.83	(0.06)	(0.36)
9/30/2016	15.47	0.15	0.51	0.66	(0.10)	(0.18)
12/1/2014 – 9/30/2015#	15.64	0.16	0.28	0.44	—	(0.61)
11/30/2014	15.87	(0.12)	0.65	0.53	—	(0.76)
12/3/2012* – 11/30/2013	15.00	(0.28)	1.15	0.87	—	—
Class C
9/30/2018	$15.73	$(0.03)	$0.39	$0.36	$—	$(0.51)
9/30/2017	15.39	(0.04)	0.74	0.70	—	(0.36)
9/30/2016	15.12	0.02	0.51	0.53	(0.08)	(0.18)
12/1/2014 – 9/30/2015#	15.39	0.09	0.25	0.34	—	(0.61)
11/30/2014	15.73	(0.25)	0.67	0.42	—	(0.76)
12/3/2012* – 11/30/2013	15.00	(0.39)	1.12	0.73	—	—
Class P
9/30/2018	$16.26	$0.13	$0.41	$0.54	$(0.15)	$(0.51)
9/30/2017	15.87	0.18	0.69	0.87	(0.12)	(0.36)
9/30/2016	15.53	0.17	0.53	0.70	(0.18)	(0.18)
12/1/2014 – 9/30/2015#	15.69	0.21	0.24	0.45	—	(0.61)
11/30/2014	15.89	(0.15)	0.71	0.56	—	(0.76)
12/3/2012* – 11/30/2013	15.00	(0.26)	1.15	0.89	—	—
Institutional Class
9/30/2018	$16.42	$0.16	$0.40	$0.56	$(0.15)	$(0.51)
9/30/2017	15.96	0.14	0.74	0.88	(0.06)	(0.36)
9/30/2016	15.54	0.19	0.52	0.71	(0.11)	(0.18)
12/1/2014 – 9/30/2015#	15.72	0.22	0.24	0.46	(0.03)	(0.61)
11/30/2014	15.90	(0.08)	0.66	0.58	—	(0.76)
12/3/2012* – 11/30/2013	15.00	(0.24)	1.14	0.90	—	—
Class R6
9/30/2018	$16.32	$0.15	$0.40	$0.55	$(0.12)	$(0.51)
12/5/2016* – 9/30/2017	16.13	0.15	0.58	0.73	(0.18)	(0.36)
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized, unless otherwise noted.
(f)	Certain expenses incurred by the Fund were not annualized.

418	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.61)	$16.16		3.23%		$110,429	0.98	%(d)	1.04	%(d)	0.61	%(d)	586%
(0.42)	16.26	(c)	5.35	(c)	136,344	1.02	(d)	1.15	(d)	0.57	(d)	680
(0.28)	15.85		4.32		96,870	1.15	(d)	1.17	(d)	0.95	(d)	500
(0.61)	15.47		2.93		8,014	1.15	(d)(e)(f)	1.58	(d)(e)(f)	1.28	(d)(e)(f)	34
(0.76)	15.64		3.52		2,551	1.52		4.22		(0.75)		229
—	15.87		5.80		517	1.90	(e)	7.34	(e)	(1.86	)(e)	—

$(0.51)	$15.58		2.34%		$16,862	1.78	%(d)	1.78	%(d)	(0.18	)%(d)	586%
(0.36)	15.73	(c)	4.61	(c)	16,535	1.80	(d)	1.87	(d)	(0.24	)(d)	680
(0.26)	15.39		3.52		12,605	1.90	(d)	1.97	(d)	0.10	(d)	500
(0.61)	15.12		2.31		3,803	1.90	(d)(e)(f)	2.09	(d)(e)(f)	0.70	(d)(e)(f)	34
(0.76)	15.39		2.82		138	2.31		4.74		(1.64)		229
—	15.73		4.87		74	2.65	(e)	6.91	(e)	(2.60	)(e)	—

$(0.66)	$16.14		3.40%		$150,441	0.77	%(d)	0.77	%(d)	0.85	%(d)	586%
(0.48)	16.26	(c)	5.59	(c)	136,127	0.79	(d)	0.83	(d)	1.12	(d)	680
(0.36)	15.87		4.55		20,664	0.96	(d)	0.96	(d)	1.11	(d)	500
(0.61)	15.53		2.99		503	1.00	(d)(e)(f)	1.16	(d)(e)(f)	1.67	(d)(e)(f)	34
(0.76)	15.69		3.72		37	1.50		3.73		(1.00)		229
—	15.89		5.93		61	1.75	(e)	5.97	(e)	(1.69	)(e)	—

$(0.66)	$16.32		3.52%		$345,453	0.69	%(d)	0.77	%(d)	1.01	%(d)	586%
(0.42)	16.42	(c)	5.62	(c)	205,068	0.74	(d)	0.87	(d)	0.86	(d)	680
(0.29)	15.96		4.60		146,194	0.90	(d)	0.90	(d)	1.21	(d)	500
(0.64)	15.54		3.08		55,028	0.90	(d)(e)(f)	1.22	(d)(e)(f)	1.71	(d)(e)(f)	34
(0.76)	15.72		3.84		15,142	1.28		3.65		(0.54)		229
—	15.90		6.00		7,978	1.65	(e)	5.64	(e)	(1.60	)(e)	—

$(0.63)	$16.24		3.47%		$50,899	0.67	%(d)	0.71	%(d)	0.97	%(d)	586%
(0.54)	16.32	(c)	4.64	(c)	34,047	0.68	(d)(e)	0.76	(d)(e)	1.17	(d)(e)	680

Prospectus	419

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI U.S. Equity Hedged:
Class A
9/30/2018	$17.80	$0.09	$1.35	$1.44	$(0.30)	$—
9/30/2017	16.20	0.13	1.71	1.84	(0.24)	—
9/30/2016	15.79	0.11	0.53	0.64	(0.23)	—
12/1/2014 – 9/30/2015#	17.74	0.14	(1.09)	(0.95)	(0.02)	(0.98)
11/30/2014	17.26	0.12	1.45	1.57	(0.15)	(0.94)
12/3/2012* – 11/30/2013	15.00	0.12	2.14	2.26	—	—
Class C
9/30/2018	$17.06	$(0.05)	$1.30	$1.25	$(0.22)	$—
9/30/2017	15.59	—	1.63	1.63	(0.16)	—
9/30/2016	15.43	0.01	0.51	0.52	(0.36)	—
12/1/2014 – 9/30/2015#	17.45	0.05	(1.09)	(1.04)	—	(0.98)
11/30/2014	17.14	(0.01)	1.44	1.43	(0.18)	(0.94)
12/3/2012* – 11/30/2013	15.00	—	2.14	2.14	—	—
Class P
9/30/2018	$17.61	$0.12	$1.33	$1.45	$(0.38)	$—
9/30/2017	16.18	0.18	1.65	1.83	(0.40)	—
9/30/2016	15.92	0.14	0.54	0.68	(0.42)	—
12/1/2014 – 9/30/2015#	17.90	0.15	(1.10)	(0.95)	(0.05)	(0.98)
11/30/2014	17.29	0.15	1.47	1.62	(0.07)	(0.94)
12/3/2012* – 11/30/2013	15.00	0.15	2.14	2.29	—	—
Institutional Class
9/30/2018	$17.92	$0.16	$1.33	$1.49	$(0.20)	$—
9/30/2017	16.24	0.14	1.74	1.88	(0.20)	—
9/30/2016	15.86	0.11	0.59	0.70	(0.32)	—
12/1/2014 – 9/30/2015#	17.89	0.18	(1.11)	(0.93)	(0.12)	(0.98)
11/30/2014	17.31	0.17	1.46	1.63	(0.11)	(0.94)
12/3/2012* – 11/30/2013	15.00	0.17	2.14	2.31	—	—
^	A – may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Annualized, unless otherwise noted.
(f)	Certain expenses incurred by the Fund were not annualized.

420	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.30)	$18.94		8.13%		$544	1.25	%(c)	7.40	%(c)	0.50	%(c)	21%
(0.24)	17.80		11.44		582	1.25	(c)	8.26	(c)	0.75	(c)	—
(0.23)	16.20	(d)	4.11	(d)	624	1.25	(c)	3.63	(c)	0.70	(c)	6
(1.00)	15.79		(5.68)		1,067	1.26	(c)(e)(f)	2.31	(c)(e)(f)	0.98	(c)(e)(f)	98
(1.09)	17.74	(d)	9.57	(d)	1,491	1.25		3.70		0.70		5
—	17.26		15.07		1,416	1.25	(e)	9.81	(e)	0.74	(e)	6

$(0.22)	$18.09		7.35%		$230	2.00	%(c)	8.20	%(c)	(0.26	)%(c)	21%
(0.16)	17.06		10.51		278	2.00	(c)	6.58	(c)	(0.01	)(c)	—
(0.36)	15.59	(d)	3.42	(d)	271	2.00	(c)	4.37	(c)	0.06	(c)	6
(0.98)	15.43		(6.31)		280	2.01	(c)(e)(f)	2.93	(c)(e)(f)	0.36	(c)(e)(f)	98
(1.12)	17.45	(d)	8.78	(d)	180	2.00		4.48		(0.05)		5
—	17.14		14.27		122	2.00	(e)	11.10	(e)	(0.01	)(e)	6

$(0.38)	$18.68		8.28%		$69	1.10	%(c)	7.20	%(c)	0.65	%(c)	21%
(0.40)	17.61		11.51		19	1.10	(c)	5.59	(c)	1.05	(c)	—
(0.42)	16.18	(d)	4.31	(d)	12	1.10	(c)	3.29	(c)	0.91	(c)	6
(1.03)	15.92		(5.62)		12	1.11	(c)(e)(f)	1.91	(c)(e)(f)	1.06	(c)(e)(f)	98
(1.01)	17.90	(d)	9.77	(d)	13	1.10		3.38		0.85		5
—	17.29		15.27		12	1.11	(e)	8.71	(e)	0.96	(e)	6

$(0.20)	$19.21		8.36%		$2,085	1.00	%(c)	7.10	%(c)	0.86	%(c)	21%
(0.20)	17.92		11.66		1,705	1.00	(c)	5.12	(c)	0.81	(c)	—
(0.32)	16.24	(d)	4.45	(d)	4,745	1.00	(c)	3.09	(c)	0.68	(c)	6
(1.10)	15.86		(5.55)		12,973	1.01	(c)(e)(f)	1.98	(c)(e)(f)	1.27	(c)(e)(f)	98
(1.05)	17.89	(d)	9.87	(d)	12,678	1.00		3.04		1.00		5
—	17.31		15.40		5,395	1.00	(e)	8.82	(e)	1.05	(e)	6

Prospectus	421

Financial Highlights (continued)

For a share outstanding for the period ended:^	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Ultra Micro Cap:
Class A
9/30/2018	$23.68	$(0.37)	$2.79	$2.42	$(5.58)	$20.52
9/30/2017	21.85	(0.42)	4.04	3.62	(1.79)	23.68	(c)
9/30/2016	22.58	(0.38)	1.64	1.26	(1.99)	21.85
12/1/2014 – 9/30/2015#	23.75	(0.35)	(0.61)	(0.96)	(0.21)	22.58
11/30/2014	24.34	(0.44)	(0.04)	(0.48)	(0.11)	23.75
11/30/2013	15.53	(0.29)	9.11	8.82	(0.01)	24.34
Class P
9/30/2018	$24.03	$(0.31)	$2.85	$2.54	$(5.58)	$20.99
9/30/2017	22.08	(0.35)	4.09	3.74	(1.79)	24.03	(c)
9/30/2016	22.74	(0.32)	1.65	1.33	(1.99)	22.08
12/1/2014 – 9/30/2015#	23.86	(0.30)	(0.61)	(0.91)	(0.21)	22.74
11/30/2014	24.40	(0.39)	(0.04)	(0.43)	(0.11)	23.86
11/30/2013	15.54	(0.24)	9.11	8.87	(0.01)	24.40
Institutional Class
9/30/2018	$24.08	$(0.31)	$2.85	$2.54	$(5.58)	$21.04
9/30/2017	22.13	(0.36)	4.10	3.74	(1.79)	24.08	(c)
9/30/2016	22.77	(0.32)	1.67	1.35	(1.99)	22.13
12/1/2014 – 9/30/2015#	23.93	(0.34)	(0.61)	(0.95)	(0.21)	22.77
11/30/2014	24.49	(0.40)	(0.05)	(0.45)	(0.11)	23.93
11/30/2013	15.59	(0.26)	9.17	8.91	(0.01)	24.49
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

422	Allianz Multi-Strategy Funds

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

13.62%	$8,898	2.09%		2.37%		(1.86)%		41%
17.69 (c)	12,331	2.35		2.40		(1.93)		33
5.73	19,312	2.26		2.26		(1.83)		32
(4.08)	41,119	2.08	(d)(e)	2.08	(d)(e)	(1.70	)(d)(e)	43
(1.98)	53,192	2.16		2.16		(1.81)		66
56.82	61,525	2.20		2.30		(1.41)		59

13.98%	$5,925	1.75%		2.09%		(1.50)%		41%
18.07 (c)	4,478	2.02		2.07		(1.62)		33
6.02	5,343	1.97		1.97		(1.54)		32
(3.84)	7,710	1.81	(d)(e)	1.81	(d)(e)	(1.42	)(d)(e)	43
(1.77)	10,561	1.94		1.94		(1.67)		66
57.10	858	2.01		2.07		(1.19)		59

13.95%	$18,979	1.75%		2.12%		(1.51)%		41%
18.04 (c)	21,208	2.06		2.12		(1.65)		33
6.10	23,504	1.94		1.94		(1.52)		32
(4.00)	43,621	1.97	(d)(e)	1.97	(d)(e)	(1.60	)(d)(e)	43
(1.84)	49,525	2.00		2.00		(1.65)		66
57.18	62,641	2.00		2.00		(1.24)		59

Prospectus	423

Additional Performance Information

As noted in the Fund Summaries above, this section contains additional information regarding the calculation of each Fund’s performance and the presentation of such performance (for certain recently-established Funds, once such performance becomes available). The Average Annual Total Returns Table in each Fund’s Fund Summary compares the Fund’s returns with those of at least one broad-based market index as well as a performance average of similar mutual funds as grouped by Lipper. The sub-sections below titled “Index Descriptions” and “Lipper Average Descriptions” describe the market indices and Lipper Inc. (“Lipper”) Averages that are used (or will be used) in each Fund Summary. The sub-section below titled “Share Class Performance” describes the calculation of each Fund’s class-by-class performance.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Index Descriptions	The AllianzGI 2020 Strategic Benchmark, AllianzGI 2025 Strategic Benchmark, AllianzGI 2030 Strategic Benchmark, AllianzGI 2035 Strategic Benchmark, AllianzGI 2040 Strategic Benchmark, AllianzGI 2045 Strategic Benchmark, AllianzGI 2050 Strategic Benchmark and AllianzGI 2055 Strategic Benchmark each represents the performance of a custom blended index developed by the Manager, it is comprised of 3 underlying indices: MSCI USA Index, MSCI ACWI ex USA Index and Bloomberg Barclays US Aggregate Bond Index. The strategic weights to these indices reflects the glidepath which starts with a 93% weight to the Equity Indices, becoming more conservative to end 5 years past the target retirement date with 30% weight to the equity indices.

The AllianzGI Multi Asset Income Strategic Benchmark represents the performance of a custom blended index developed by the Manager, it is comprised of three underlying indices: 20% MSCI USA Index, 10% MSCI ACWI ex USA Index and 70% Bloomberg Barclays US Aggregate Bond Index.

The Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index is composed of securities from the Bloomberg Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market. It is not possible to invest directly in the index.

The Bloomberg Barclays U.S. Gov/Credit 1-3 Yr Index is the 1-3 Yr component of the U.S. Government/Credit Index. The Government Index includes treasuries and agencies. The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

The Bloomberg Barclays U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

The Bloomberg Barclays US Treasury US TIPS Index consists of Inflation-Protection securities issued by the U.S. Treasury.

The Bloomberg Barclays US Treasury Bills 1-3 Month Index includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 3 months.

The Bloomberg Commodity Index is a broadly diversified commodity price index distributed by Bloomberg Indexes.

The ICE BofAML 0-3 Month US Treasury Bill Index is a subset of ICE BofAML US Treasury Bill Index including all securities with a remaining term to final maturity less than 3 months.

The ICE BofAML 3-Month U.S. T-Bill Index tracks the performance of the 3-month U.S. Treasury Market.

The ICE BofAML 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of The ICE BofAML U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The ICE BofAML U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

424	Allianz Multi-Strategy Funds

The ICE BofAML All Convertibles All Qualities Index is an unmanaged index market comprised of convertible bonds and preferred securities. It is not possible to invest directly in an index.

The ICE BofAML Fixed Rate Preferred Securities Index tracks the performance of fixed rate US dollar denominated preferred securities issued in the US domestic market.

The ICE BofAML Green Bond Index tracks the performance of securities issued for qualified “green” purposes. Qualifying bonds must have a clearly designated use of proceeds that is solely applied toward projects or activities that promote climate change mitigation or adaptation or other environmental sustainability purposes.

The ICE BofAML High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default. It is not possible to invest directly in an index.

The ICE BofAML Global High Yield Constrained Index contains all securities in The ICE BofAML Global High Yield Index but caps issuer exposure at 2%. The ICE BofAML global High Yield Index tracks the performance of below investment grade corporate debt publicly issued in the major domestic or eurobond markets.

The ICE BofAML Green Bond Index tracks the performance of securities issued for qualified “green” purposes. Qualifying bonds must have a clearly designated use of proceeds that is solely applied toward projects or activities that promote climate change mitigation or adaptation or other environmental sustainability purposes.

The ICE BofAML US Treasury Bill Index tracks the performance of US dollar denominated US Treasury Bills publicly issued in the US domestic market.

The Dow Jones Sustainability World Total Return Index tracks the performance of the top 10% of the 2500 largest companies in the S&P Global Broad Market Index that are the world’s sustainability leaders based on economic, environmental and social criteria.

The Dow Jones U.S. Select REIT Index intends to measure the performance of publicly traded REITs and REIT-like securities.

The JP Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

The JP Morgan Corporate Emerging Markets Bond Index (CEMBI) tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an investable universe of corporate bonds. Both indices are also available in Diversified versions.

The Morningstar Lifetime Moderate 2020, Morningstar Lifetime Moderate 2025, Morningstar Lifetime Moderate 2030, Morningstar Lifetime Moderate 2035, Morningstar Lifetime Moderate 2040, Morningstar Lifetime Moderate 2045, Morningstar Lifetime Moderate 2050 and Morningstar Lifetime Moderate 2055 Indices each represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. The portfolio is held in proportions appropriate for a U.S. investor’s investment horizon until retirement. The moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.

The MSCI All Country (“AC”) World Index captures large and mid cap representation across Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The MSCI AC World Index (ACWI) ex USA captures large and mid-cap representation across Developed Markets (excluding the US) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US. It is not possible to invest directly in the index. Performance data shown for the index is calculated net of dividend tax withholding.

The MSCI ACWI ex USA Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets, excluding the U.S. It is not possible to invest directly in the index. Performance data shown for the index is calculated net of dividend tax withholding.

Prospectus	425

The MSCI Europe Australasia Far East (“EAFE”) Index is an equity index which captures large and mid-cap representation across the Developed Markets countries around the world, excluding the US and Canada. The index is comprehensive, covering approximately 85% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in the index. Performance data shown for the index is calculated net of dividend tax withholding.

The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada.

The MSCI Emerging Markets Index captures large and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in the index. Performance data shown for the index is calculated net of dividend tax withholding.

The MSCI Emerging Markets Small Cap Index includes small cap representation across Emerging Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country. The small cap segment tends to capture more local economic and sector characteristics relative to larger Emerging Markets capitalization segments. It is not possible to invest directly in the index. Performance data shown for the index is calculated net of dividend tax withholding.

The MSCI Europe Index captures large and mid cap representation across Developed Markets countries in Europe. The index covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe. It is not possible to invest directly in the index. Performance data shown for the index is calculated net of dividend tax withholding.

The MSCI World ex USA Small Cap Index captures small cap representation across Developed Markets countries (excluding the United States). The index covers approximately 14% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in the index. Performance data shown for the index is calculated net of dividend tax withholding.

The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. Performance data shown for the index is net of dividend tax withholding.

The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the US market. The index covers approximately 85% of the free float-adjusted market capitalization in the US. Performance data shown for the index is net of dividend tax withholding.

The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth sales. It is not possible to invest directly in the index.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. In includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the index.

The S&P 500 Financials Index comprises those companies included in the S&P 500 that are classified as members of the GICS financials sector.

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in the index.

The S&P Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets. It is not possible to invest directly in an index.

The USD Overnight LIBOR (London Interbank Offered Rate) Index is the average interest rate at which leading banks in London borrow US dollar funds from one another with a maturity of one day (overnight).

Lipper Average Descriptions	The Lipper Absolute Return Funds Average is a total return performance average of funds tracked by Lipper, Inc. that aim for positive returns in all market conditions. The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark. It does not take into account sales charges.

426	Allianz Multi-Strategy Funds

The Lipper Alternative Global Macro Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by prospectus language, invest around the world using economic theory to justify the decision-making process. The strategy is typically based on forecasts and analysis about interest rate trends, the general flow of funds, political changes, government policies, intergovernmental relations, and other broad systemic factors. These funds generally trade a wide range of markets and geographic regions, employing a broad range of trading ideas and instruments. It does not take into account sales charges.

The Lipper Alternative Long/Short Equity Funds Average is a total return performance average of funds tracked by Lipper, Inc. that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market. It does not take into account sales charges.

The Lipper Alternative Managed Futures Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in a basket of futures contracts with the aim of reduced volatility and positive returns in any market environment. Investment strategies are based on proprietary trading strategies that include the ability to go long and/or short. It does not take into account sales charges.

The Lipper Convertible Securities Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges.

The Lipper Core Bond Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global, and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

The Lipper Core Plus Bond Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global, and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

The Lipper Emerging Markets Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. It does not take into account sales charges.

The Lipper Emerging Market Hard Currency Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. It does not take into account sales charges.

The Lipper European Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that concentrates their investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region. It does not take into account sales charges.

The Lipper Flexible Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that emphasize income generation by investing at least 85% of their assets in debt issues and preferred and convertible securities. Common stocks and warrants cannot exceed 15%. It does not take into account sales charges.

The Lipper Flexible Portfolio Funds Average is a total return performance average of funds tracked by Lipper, Inc. that allocate their investments to both domestic and foreign securities across traditional asset classes with a focus on total return. The traditional asset classes utilized are common stocks, bonds, and money market instruments. It does not take into account sales charges.

The Lipper General Bond Funds Average is a total return performance average of funds tracked by Lipper, Inc. that do not have any quality or maturity restrictions. These funds intend to keep the bulk of their assets in corporate and government debt issues. It does not take into account sales charges.

The Lipper Global Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that by prospectus language and portfolio practice seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities of domestic and foreign companies. It does not take into account sales charges.

Prospectus	427

The Lipper Global Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap core funds typically have average characteristics compared to their large-cap-specific subset of the MSCI World Index. It does not take into account sales charges.

The Lipper Global Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap growth funds typically have above-average characteristics compared to their large-cap-specific subset of the MSCI World Index. It does not take into account sales charges.

The Lipper Global Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have average characteristics compared to the MSCI World Index. It does not take into account sales charges.

The Lipper Global Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap value funds typically have below-average characteristics compared to the MSCI World Index. It does not take into account sales charges.

The Lipper Global Natural Resources Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). It does not take into account sales charges.

The Lipper High Yield Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. It does not take into account sales charges.

The Lipper International Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities of foreign companies. It does not take into account sales charges.

The Lipper International Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth funds typically have above-average characteristics compared to the MSCI EAFE Index. It does not take into account sales charges.

The Lipper International Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap value funds typically have below-average characteristics compared to the MSCI EAFE Index. It does not take into account sales charges.

The Lipper International Small/Mid-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small/mid-cap core funds typically have average characteristics compared to their mid- and small-cap-specific subset the MSCI EAFE Index. It does not take into account sales charges.

The Lipper International Small/Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small/mid-cap growth funds typically have above-average characteristics compared to their mid- and small-cap-specific subset the MSCI EAFE Index. It does not take into account sales charges.

428	Allianz Multi-Strategy Funds

The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500 Index. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2020 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2025 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2021 to December 31, 2025. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2030 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2035 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2031 to December 31, 2035. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2040 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2045 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2041 to December 31, 2045. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2050 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2046 to December 31, 2050. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2055+ Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon exceeding December 31, 2050. It does not take into account sales charges.

The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. It does not take into account sales charges.

The Lipper Mixed-Asset Target Today Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a conservative mix of equity, bonds, cash, and cash equivalents designed to provide income to investors who are in or close to retirement. It does not take into account sales charges.

The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P SuperComposite 1500 Index. It does not take into account sales charges.

The Lipper Short Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges.

The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have above average characteristics compared to the S&P SmallCap 600 Index. It does not take into account sales charges.

The Lipper Ultra Short Obligation Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in investment-grade debt issues or better and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. It does not take into account sales charges.

Prospectus	429

The Lipper U.S. Mortgage Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. government agency and/or non-agency mortgage backed securities. It does not take into account sales charges.

Share Class Performance	Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance. Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s annual and semiannual reports to shareholders contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed at the end of this Prospectus. As discussed in the SAI, and in this Prospectus, several of the Funds have had adviser and sub-adviser changes during the periods for which performance is shown. The same or other Funds may have changed their investment objectives, policies and/or strategies during such periods. Those Funds would not necessarily have achieved the results shown under their current investment management arrangements and/or investment objectives, policies and strategies.

For the Funds listed in the tables below, total return presentations in the Fund Summaries for periods prior to the Inception Date of a particular class reflect the prior performance of an older class of the Fund and/or a predecessor fund, adjusted to reflect the actual sales charges and operating expenses applicable to the particular class of the Fund. These include 12b-1 distribution and servicing fees, which are not paid by Institutional Class or Class P and are paid by Class C (at a maximum rate of 1.00% per annum), Class A and Administrative Class (at a maximum rate of 0.25% per annum) and Class R (at a maximum rate of 0.50% per annum). Please see the Fund Summaries and “Management of the Funds” in this Prospectus for more detailed information about each Fund’s fees and expenses. As of the date of this prospectus, there were no Class T shares outstanding.

The following table sets forth the inception dates of the classes of shares of the Global Allocation Fund. The Global Allocation Fund reorganized on May 4, 2009, when Allianz Global Investors Multi-Style Fund (the “Predecessor Fund”) merged into the Global Allocation Fund by transferring substantially all of its assets and liabilities to the Global Allocation Fund in exchange for shares of the Global Allocation Fund. For periods prior to May 4, 2009, total return presentations prior to the Inception Date of a class reflect the prior performance for similar share classes of the Predecessor Fund, adjusted as described above. Prior to the reorganization on May 4, 2009, the Predecessor Fund had a sub-adviser and substantially different principal investment strategies and may not necessarily have achieved the performance results shown below under its current principal investment strategies.

Fund	Inception Date of Fund	Class	Inception Date of Class
Global Allocation Fund	9/30/1998	A	5/4/2009
		B	5/4/2009
		C	5/4/2009
		R	5/4/2009
		Institutional	5/4/2009
		P	5/4/2009
		Administrative	5/4/2009
		R6	9/8/2015
		T	3/1/2017

The following table sets forth the inception dates of the classes of shares of certain Funds. The AllianzGI Convertible, AllianzGI High Yield Bond, AllianzGI International Small-Cap, AllianzGI Micro Cap and Allianz Ultra Micro Cap Funds were each series of Nicholas-Applegate Institutional Funds prior to their reorganizations as Funds of the Trust on April 12, 2010. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas- Applegate predecessor series of each of these Funds did not offer shares corresponding to the Funds’ Class P (except for AllianzGI Convertible and AllianzGI International Small-Cap Funds), Class A, Class C, Class R or Administrative Class shares. For periods prior to the “Inception Date” of a particular class of each of the AllianzGI Micro Cap Fund and the AllianzGI Ultra Micro Cap Fund, but following such Fund’s reorganization, total return presentations in such Fund’s Fund Summary are based on the prior performance of Institutional Class shares of such Fund. For periods prior to the reorganizations of the AllianzGI Convertible, AllianzGI High Yield Bond, AllianzGI Micro Cap and AllianzGI Ultra Micro Cap, total return presentations in the Fund Summaries for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate U.S. Convertible, Nicholas-Applegate U.S. High Yield Bond, Nicholas-Applegate U.S. Micro Cap, Nicholas-Applegate U.S. Ultra Micro Cap and Nicholas-Applegate U.S. Small-Cap Growth Funds, respectively. For periods prior to the reorganization of the AllianzGI International Small-Cap Fund, total return presentations in the Fund’s Fund Summary are based on the historical performance

430	Allianz Multi-Strategy Funds

of the Class II shares (and Class I shares prior to the inception of Class II) of the Nicholas-Applegate International Growth Opportunities Fund (except for the Fund’s Class P shares, for which total return presentations are based solely on Class I).

Fund	Inception Date of Fund	Class	Inception Date of Class
AllianzGI Convertible Fund	4/19/1993	A	4/12/2010
		C	4/12/2010
		R	4/12/2010
		Institutional	4/12/2010
		P	6/7/2010
		Administrative	4/12/2010
		T	3/1/2017
AllianzGI High Yield Bond Fund	7/31/1996	A	4/12/2010
		C	4/12/2010
		R	4/12/2010
		Institutional	4/12/2010
		P	4/12/2010
		Administrative	4/12/2010
		R6	–
		T	3/1/2017
AllianzGI International Small-Cap Fund	12/31/1997	A	4/12/2010
		C	4/12/2010
		R	4/12/2010
		Institutional	4/12/2010
		P	4/12/2010
		R6	2/1/2016
		T	–
AllianzGI Micro Cap Fund	7/12/1995	Institutional	4/12/2010
		P	12/27/2010
		T	–
AllianzGI Ultra Micro Cap Fund	1/28/2008	Institutional	4/12/2010
		P	12/27/2010
		T	–

The following table sets forth the inception dates of the classes of shares of certain funds (for purposes of this paragraph only, the “Funds”). For each Fund, total return presentations in its Fund Summary for periods prior to the inception date of a newer share class reflect the prior performance of the oldest share class of the Fund. The adjusted performance also reflects lower Fund operating expenses applicable to the newer share classes. These may include (i) the absence of 12b-1 distribution and servicing fees, which are not paid by Institutional Class, Class R6 or Class P shares and are paid by Class A, Class C, Class R, Class T and Administrative Class shares (at

Prospectus	431

varying rates per annum) and/or (ii) administrative fee charges, which generally differ from class to class. Please see “Management of the Trust—Fund Administrator” in the SAI for information about the administrative fee charges for the different classes of each Fund, each Fund’s Fund Summary and “Management of the Funds” in this Prospectus above for more detailed information about each Fund’s fees and expenses.

Fund	Inception Date of Fund	Class	Inception Date of Class
AllianzGI Global Dynamic Allocation Fund	4/27/2009	A	4/27/2009
		C	4/27/2009
		R	4/27/2009
		T	3/1/2017
		R6	2/1/2016
		Institutional	4/27/2009
		P	4/27/2009
		Administrative	4/27/2009
AllianzGI Global Water Fund	3/31/2008	A	3/31/2008
		C	3/31/2008
		T	3/1/2017
		Institutional	7/15/2008
		P	3/31/2008
AllianzGI Short Duration High Income Fund	10/3/2011	A	10/3/2011
		C	10/3/2011
		T	3/1/2017
		R6	2/1/2017
		Institutional	10/3/2011
		P	10/3/2011
AllianzGI Structured Return Fund	12/3/2012	A	12/3/2012
		C	12/3/2012
		T	3/1/2017
		R6	12/3/2016
		Institutional	12/3/2012
		P	12/3/2012
AllianzGI Multi Asset Income Fund	12/29/2008	A	12/29/2008
		C	12/29/2008
		R	12/29/2008
		T	-
		Institutional	2/1/2018
		R6	12/29/2008
		P	12/29/2008
		Administrative	12/29/2008

432	Allianz Multi-Strategy Funds

APPENDIX A

INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the applicable Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section of the prospectus entitled “Classes of Shares” for more information on sales charges and waivers available for different classes.

Ameriprise Financial, Inc. (“Ameriprise Financial”), Merrill Lynch, Pierce, Fenner & Smith Inc. (“Merrill Lynch”), Morgan Stanley Smith Barney LLC (“Morgan Stanley”) and Raymond James (as defined below) have implemented a schedule of sales charge discounts and waivers, as described below. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts.

CLASS A TRANSACTIONS THROUGH AND CLASS C SHARES HELD WITH AMERIPRISE FINANCIAL

Class C Share Auto Exchange Provision

The following information applies to Class C shares you hold in an account with Ameriprise Financial:

Automatic exchange of Class C shares.  Class C shares will automatically exchange to Class A shares of the same Fund in the month of the 10-year anniversary of the purchase date.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Prospectus:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,
401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a “covered family member,” defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Prospectus	A-1

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CLASS A AND CLASS C TRANSACTIONS THROUGH MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus.

Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•	Shares purchased by or through a 529 Plan.

•	Shares purchased through a Merrill Lynch affiliated investment advisory program.

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date.

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

•	Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates as described in the Prospectus.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

CDSC Waivers on Class A and Class C Shares Available at Merrill Lynch

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

•	Return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 .

•	Shares sold to pay Merrill Lynch fees, but only if the transaction is initiated by Merrill Lynch.

•	Shares acquired through a right of reinstatement.

•	Shares held in retirement brokerage accounts that are exchanged for a lower cost share class due to a transfer to a fee based account or platform (applicable to Class A and Class C shares only).

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Prospectus.

•

Rights of accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

A-2	Allianz Multi-Strategy Funds

CLASS A TRANSACTIONS THROUGH MORGAN STANLEY

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Prospectus.

Front-end Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program, as maintained by Morgan Stanley Wealth Management and communicated to the Fund.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge.

CLASS A AND C TRANSACTIONS THROUGH RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC., & RAYMOND JAMES AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus. Please note that clients of Raymond James holding shares of a Fund or Funds directly with the Funds’ Transfer Agent will not be eligible for the Raymond James waivers and discounts described below, but rather would be eligible for the waivers and discounts described in the Prospectus. Please speak with your Raymond James financial professional for more information.

Front-end Sales Load Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

Prospectus	A-3

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

A-4	Allianz Multi-Strategy Funds

Allianz Multi-Strategy Funds

INVESTMENT MANAGER

Allianz Global Investors U.S. LLC, 1633 Broadway, New York, NY 10019, 600 West Broadway, San Diego, CA 92101, 2100 Ross Avenue, Suite 700, Dallas, TX 75201 and 555 Mission Street, Suite 1700 San Francisco, CA 94105, 221 Brickell Avenue, Suite 900, Miami, FL 33131, 125 High Street, Boston, MA 02110, 100 Northfield Street, Greenwich, CT 06830 and 55 Greens Farms Road, Westport, CT 06896

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

State Street Bank and Trust Company, which has delegated its obligations as transfer agent to: DST Asset Manager Solutions, Inc., P.O. Box 219723, Kansas City, MO 64121-9723

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

LEGAL COUNSEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199

For further information about the Allianz Multi-Strategy Funds and Allianz Funds call 1-800-988-8380 for Class A, Class C, Class R and Class T shares, and 1-800-498-5413 for Institutional Class, Class R6, Class P and Administrative Class shares, or visit our Web site at us.allianzgi.com.

The Trust’s Statement of Additional Information (“SAI”) includes and annual and semiannual reports to shareholders include, or when they become available, will include, additional information about the Funds. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund or make shareholder inquiries by calling 1-800-988-8380 for Class A, Class C, Class R and Class T shares, and 1-800-498-5413 for Institutional Class, Class R6, Class P and Administrative Class shares, or by writing to:

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

You may access reports and other information about the Trust on the EDGAR Database on the Securities and Exchange Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-22167.

The Trust makes available its SAI and annual and semiannual reports, free of charge, on our Web site at us.allianzgi.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-22167

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